                                                                    EXHIBIT 10.1

--------------------------------------------------------------------------------

                          SECOND AMENDED AND RESTATED
                          ---------------------------
                      MULTICURRENCY REVOLVING CREDIT AND
                      ----------------------------------
                              TERM LOAN AGREEMENT
                              -------------------

                           dated as of June 24, 1998

                                 by and among

                            SAMSONITE CORPORATION,
                            a Delaware corporation,

                            SAMSONITE EUROPE N.V.,
                            a Belgian corporation,

            BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
          BANKBOSTON, N.A. (f/k/a The First National Bank of Boston)
        and the other lending institutions listed on Schedule 1 hereto,
                                                     ----------

                                      and
            BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
                           as Administrative Agent,

                                      and
                               BANKBOSTON, N.A.
                             as Syndication Agent,
                      CANADIAN IMPERIAL BANK OF COMMERCE
                            as Documentation Agent,
                         and the other parties thereto

                      with BANCAMERICA ROBERTSON STEPHENS
                                      and
                          BANCBOSTON SECURITIES INC.
                                 AS ARRANGERS

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                                                         Page
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
1.   DEFINITIONS AND RULES OF INTERPRETATION...........................................................     2
     1.1.   Definitions................................................................................     2
     1.2.   Rules of Interpretation....................................................................    46
2.   THE REVOLVING CREDIT FACILITY.....................................................................    47
     2.1.   Commitment to Lend.........................................................................    47
     2.2.   The Swing Line.............................................................................    47
            2.2.1.   The Swing Line Loans..............................................................    47
            2.2.2.   Notice............................................................................    48
            2.2.3.   Irrevocable Notice................................................................    50
            2.2.4.   Purchase of Swing Line Loan.......................................................    50
     2.3.   Revolving Commitment Fee...................................................................    50
     2.4.   Reduction and Reallocation of Total Revolving Commitment...................................    50
            2.4.1.   Optional Reduction of Total Revolving Commitment..................................    50
            2.4.2.   Reallocation of Total Revolving Commitment........................................    51
     2.5.   Revolving Credit Notes.....................................................................    52
     2.6.   Interest on Revolving Credit Loans and Swing Line Loans....................................    52
     2.7.   Requests for Revolving Credit Loans........................................................    53
     2.8.   Conversion Options.........................................................................    53
            2.8.1.   Conversion to Different Type of Revolving Credit Loan.............................    53
            2.8.2.   Continuation of Type of Revolving Credit Loan.....................................    54
            2.8.3.   Eurodollar Rate Loans.............................................................    55
     2.9.   Funds for Revolving Credit Loans...........................................................    55
            2.9.1.   Funding Procedures................................................................    55
            2.9.2.   Advances by Administrative Agent..................................................    56
     2.10.  Pro Rata Treatment.........................................................................    56
     2.11.  Intentionally Deleted......................................................................    56
     2.12.  Repayment of the Revolving Credit Loans and Swing Line Loans...............................    56
            2.12.1.  Maturity..........................................................................    56
            2.12.2.  Mandatory Repayments of Revolving Credit Loans....................................    56
            2.12.3.  Optional Repayments of Revolving Credit Loans and Swing Line Loans................    57
            2.12.4.  Intentionally Deleted.............................................................    58
            2.12.5.  Intentionally Deleted.............................................................    58

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
                                                                                                         Page
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
3.   TERM LOANS.
     3.1.   Commitment to Lend
            3.1.1.   Domestic Term Loan................................................................    58
            3.1.2.   Foreign Term Loan.................................................................    58
     3.2.   Term Note/Loan Account for the Term Loans..................................................    58
            3.2.1.   Domestic Term Loan................................................................    58
            3.2.2.   Foreign Term Loan.................................................................    59
     3.3.   Mandatory Payments of Principal of the Term Loans..........................................    59
            3.3.1.   Scheduled Payment of the Term Loans...............................................    59
            3.3.2.   Intentionally Deleted.............................................................    60
            3.3.3.   Proceeds of Debt Issuances, Asset Sales, and Certain Other Events.................    60
     3.4.   Optional Prepayment of the Term Loans......................................................    63
     3.5.   Interest on the Term Loans.................................................................    64
            3.5.1.   Interest Rates Applicable to the Domestic Term Loan...............................    64
            3.5.2.   Interest Rates Applicable the Foreign Term Loan...................................    64
            3.5.3.   Notifications by Borrowers........................................................    64
            3.5.4.   Amounts, etc......................................................................    65
     3.6.   Funds for the Term Loans...................................................................    65
            3.6.1.   Domestic Term Loan................................................................    65
            3.6.2.   Foreign Term Loan.................................................................    66
4.   THE MULTICURRENCY FACILITY........................................................................    66
     4.1.   Commitment to Lend.........................................................................    66
     4.2.   The Multicurrency Swing Line...............................................................    67
            4.2.1.   The Multicurrency Swing Line Loans................................................    67
            4.2.2.   Notice............................................................................    68
            4.2.3.   Irrevocable Notice................................................................    71
            4.2.4.   Purchase of Swing Line Loan.......................................................    71
     4.3.   Multicurrency Commitment Fee...............................................................    71
     4.4.   Reduction of Total Revolving Multicurrency Commitment......................................    72
            4.4.1.   Optional Reduction of Total Revolving Multicurrency Commitment....................    72
            4.4.2.   Reallocation of Total Revolving Multicurrency Commitment..........................    72
     4.5.   Multicurrency Loan Accounts................................................................    74
     4.6.   Interest on Revolving Multicurrency Loans and Multicurrency Swing Line Loans...............    74
     4.7.   Requests for Revolving Multicurrency Loans.................................................    75
     4.8.   Continuation Options, etc..................................................................    75
            4.8.1.   Continuation of Type of Multicurrency Loan........................................    75
            4.8.2.   Multicurrency Loans...............................................................    77

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
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
     4.9.   Funds for Revolving Multicurrency Loans....................................................    77
            4.9.1.   Funding Procedures................................................................    77
            4.9.2.   Advances by Foreign Agent.........................................................    78
     4.10.  Pro Rata Treatment.........................................................................    79
     4.11.  Optional Currencies........................................................................    79
            4.11.1.  Request for Optional Currency.....................................................    79
            4.11.2.  Exchange Rate.....................................................................    80
            4.11.3.  Multiple Denominations............................................................    80
            4.11.4.  Repayment.........................................................................    81
            4.11.5.  Funding...........................................................................    81
            4.11.6.  European Monetary Union...........................................................    81
     4.12.  Repayment of Revolving Multicurrency Loans.................................................    82
            4.12.1.  Maturity of Revolving Multicurrency Loans.........................................    82
            4.12.2.  Multicurrency Swing Line Loans....................................................    83
     4.13.  Mandatory Repayments of Revolving Multicurrency Loans......................................    83
     4.14.  Optional Repayments of Revolving Multicurrency
     Loans and Multicurrency Swing Line Loans..........................................................    82
5.   LETTERS OF CREDIT AND FOREIGN LETTERS OF CREDIT...................................................    83
     5.1.   Letter of Credit and Foreign Letter of Credit Commitments..................................    83
            5.1.1.   Commitment to Issue Letters of Credit and Foreign Letters of Credit...............    83
            5.1.2.   Letter of Credit Applications and Foreign Letter of Credit Applications...........    84
            5.1.3.   Terms of Letters of Credit and Foreign Letter of Credit...........................    85
            5.1.4.   Reimbursement Obligations of Lenders..............................................    85
            5.1.5.   Participations of Lenders.........................................................    86
     5.2.   Reimbursement Obligation of the Borrowers..................................................    86
            5.2.1.   Reimbursement Obligation of the Company...........................................    86
            5.2.2.   Reimbursement Obligation of Samsonite Europe......................................    87
     5.3.   Payments...................................................................................    88
            5.3.1.   Letter of Credit Payments.........................................................    88
            5.3.2.   Foreign Letter of Credit Payments.................................................    89
     5.4.   Obligations Absolute.......................................................................    90
     5.5.   Reliance by Issuer.........................................................................    90
     5.6.   Letter of Credit and Foreign Letter of Credit Fees.........................................    91
            5.6.1.   Letter of Credit Fees.............................................................    91
            5.6.2.   Foreign Letter of Credit Fees.....................................................    91
6.   CERTAIN GENERAL PROVISIONS........................................................................    93
     6.1.   Fees.......................................................................................    93

                                     -iii-
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
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
     6.2.   Funds for Payments.........................................................................    93
            6.2.1.   Payments to Administrative Agent and Foreign Agent................................    93
            6.2.2.   No Offset, etc....................................................................    94
            6.2.3.   Withholding Forms.................................................................    94
            6.2.4.   Exclusions........................................................................    95
            6.2.5.   Mitigation........................................................................    95
            6.2.6.   Replacement of Non-Exempt Lenders.................................................    96
     6.3.   Payment Provisions; Computations...........................................................    97
            6.3.1.   Currency of Account...............................................................    97
            6.3.2.   Application of Interest Payments for Multicurrency Loans; Risk Participation Fees.    97
            6.3.3.   Computations......................................................................    98
            6.3.4.   Computations by Foreign Agent.....................................................    99
            6.3.5.   Notices from Issuing Banks........................................................    99
            6.3.6.   Crediting of Payments.............................................................    99
     6.4.   Inability to Determine Eurodollar Rate or Eurocurrency Rate................................    99
     6.5.   Illegality.................................................................................   100
     6.6.   Additional Costs, etc......................................................................   101
     6.7.   Capital Adequacy...........................................................................   102
     6.8.   Certificate................................................................................   103
     6.9.   Indemnity..................................................................................   103
     6.10.  Interest After Default.....................................................................   104
     6.11.  Fronting Bank Provisions...................................................................   105
            6.11.1.  Payments to Administrative Agent and Fronting Bank................................   105
            6.11.2.  Currency Conversions and Contingent Funding Agreement.............................   105
            6.11.3.  Change of Status of Multicurrency Lender..........................................   109
            6.11.4.  Resignation of Fronting Bank......................................................   111
     6.12.  Certain Notifications For Samsonite Europe.................................................   111
7.   COLLATERAL SECURITY AND GUARANTEES................................................................   112
     7.1.   Security of Borrowers......................................................................   112
     7.2.   Guaranties and Security of Subsidiaries....................................................   113
     7.3.   Guaranty by the Company of the Obligations.................................................   113
            7.3.1.   Guaranty..........................................................................   113
            7.3.2.   Guaranty Absolute.................................................................   114
            7.3.3.   Effectiveness; Enforcement........................................................   115
            7.3.4.   Waiver............................................................................   116
            7.3.5.   Subordination; Subrogation........................................................   116
            7.3.6.   Payments..........................................................................   117
            7.3.7.   Receipt of Information............................................................   117
8.   REPRESENTATIONS AND WARRANTIES....................................................................   117

                                     -iv-
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
                                                                                                         Page
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
     8.1.   Corporate Authority.
            8.1.1.   Incorporation; Good Standing......................................................   117
            8.1.2.   Authorization.....................................................................   117
            8.1.3.   Enforceability....................................................................   118
     8.2.   Governmental Approvals.....................................................................   118
     8.3.   Title to Properties; Leases................................................................   118
     8.4.   Financial Statements and Projections.......................................................   119
            8.4.1.   Financial Statements..............................................................   119
            8.4.2.   Projections.......................................................................   119
            8.4.3.   Solvency..........................................................................   120
     8.5.   No Material Changes, etc...................................................................   120
     8.6.   Franchises, Patents, Copyrights, etc.......................................................   120
     8.7.   Litigation.................................................................................   120
     8.8.   No Materially Adverse Contracts, etc.......................................................   120
     8.9.   Compliance with Other Instruments, Laws, etc...............................................   121
     8.10.  Tax Status.................................................................................   121
     8.11.  No Event of Default........................................................................   121
     8.12.  Holding Company and Investment Company Acts................................................   121
     8.13.  Absence of Financing Statements, etc.......................................................   121
     8.14.  Perfection of Security Interest............................................................   121
     8.15.  Certain Transactions.......................................................................   122
     8.16.  Employee Benefit Plans.....................................................................   122
            8.16.1.  In General........................................................................   122
            8.16.2.  Terminability of Welfare Plans....................................................   122
            8.16.3.  Guaranteed Pension Plans..........................................................   123
            8.16.4.  Multiemployer Plans...............................................................   123
            8.16.5.  ERISA Reportable Event............................................................   123
            8.16.6.  Plan Agreements...................................................................   123
            8.16.7.  PBGC Letter.......................................................................   124
     8.17.  Use of Proceeds; Regulations U and X.......................................................   124
     8.18.  Environmental Compliance...................................................................   124
     8.19.  Status of Loans as Senior Debt.............................................................   125
     8.20.  Fiscal Year................................................................................   126
     8.21.  Significant Contracts......................................................................   126
     8.22.  Emerging Market Subsidiaries...............................................................   126
     8.23.  Subsidiaries, etc..........................................................................   127
     8.24.  Significant Contracts......................................................................   127
     8.25.  No Other Senior Debt.......................................................................   127
     8.26.  No Withholding, etc........................................................................   127
     8.27.  No Filings Required........................................................................   127
     8.28.  Related Transactions.......................................................................   128
     8.29.  Year 2000..................................................................................   128
9.   AFFIRMATIVE COVENANTS OF THE BORROWERS............................................................   128
     9.1.   Punctual Payment...........................................................................   128

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
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
     9.2.   Maintenance of Office......................................................................   129
     9.3.   Records and Accounts.......................................................................   129
     9.4.   Financial Statements, Certificates and Information.........................................   129
     9.5.   Notices....................................................................................   131
            9.5.1.   Defaults..........................................................................   131
            9.5.2.   Environmental Events..............................................................   132
            9.5.3.   Notification of Claim against Collateral..........................................   132
            9.5.4.   Notice of Litigation and Judgments................................................   132
            9.5.5.   ERISA Notices.....................................................................   132
            9.5.6.   Plan Terminations.................................................................   133
            9.5.7.   PBGC Letter, etc..................................................................   133
            9.5.8.   Underfunding Changes..............................................................   133
            9.5.9.   Material Changes..................................................................   133
            9.5.10.  Notice of Borrower or Affiliate of Borrower Becoming Lender or Participant........   133
            9.5.11.  Notice of Debt Issuance or Asset Sale.............................................   134
     9.6.   Corporate Existence; Maintenance of Properties.............................................   134
     9.7.   Insurance..................................................................................   134
            9.7.1.   General...........................................................................   134
            9.7.2.   Insurance Proceeds................................................................   134
     9.8.   Taxes......................................................................................   135
     9.9.   Inspection of Properties and Books, etc....................................................   135
            9.9.1.   General...........................................................................   135
            9.9.2.   Communications with Accountants...................................................   136
     9.10.   Compliance with Laws, Contracts, Licenses, and Permits....................................   136
     9.11.   Employee Benefit Plans....................................................................   136
     9.12.   Use of Proceeds...........................................................................   137
     9.13.   Guarantors................................................................................   137
     9.14.   Syndication Efforts.......................................................................   137
     9.15.   Pledge of Stock...........................................................................   138
     9.16.   Preparation of Environmental Reports......................................................   139
     9.17.   Performance of Significant Contracts......................................................   139
     9.18.   Notification Regarding Significant Subsidiaries...........................................   140
     9.19.   Notification of Investments...............................................................   140
     9.20.   Emerging Market Subsidiaries..............................................................   140
     9.21.   Further Assurances........................................................................   140
     9.22.   Status of Loans as Senior Debt............................................................   140
     9.23.   Subordinated Guarantees...................................................................   141
     9.24.   Granting and Perfection of Liens..........................................................   141
     9.25.   Notes to Evidence Non-Ordinary Course Intercompany Indebtedness...........................   142
     9.26.   Commercial Finance Examination............................................................   142
     9.27.   Appraisal of Intellectual Property........................................................   142

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
     9.28.   Landlord Waivers..........................................................................   142
     9.29.   Funding of Equity Tender Offer............................................................   143
10.   CERTAIN NEGATIVE COVENANTS OF THE BORROWERS......................................................   143
     10.1.   Restrictions on Indebtedness..............................................................   143
     10.2.   Restrictions on Liens.....................................................................   147
     10.3.   Restrictions on Investments...............................................................   149
     10.4.   Distributions.............................................................................   153
     10.5.   Merger, Consolidation and Disposition of Assets...........................................   154
             10.5.1.     Mergers and Acquisitions......................................................   154
             10.5.2.     Disposition of Assets.........................................................   159
     10.6.   Sale and Leaseback........................................................................   162
     10.7.   Compliance with Environmental Laws........................................................   162
     10.8.   Subordinated Debt.........................................................................   163
     10.9.   Employee Benefit Plans....................................................................   163
     10.10.  Fiscal Year...............................................................................   163
     10.11.  Modification of Documents.................................................................   163
     10.12.  Prohibition on Negative Pledges...........................................................   164
     10.13.  Transactions with Affiliates..............................................................   164
     10.14.  Prohibition on Subsidiary Being Subject to Distribution Limitations.......................   164
     10.15.  Change in Nature of Business..............................................................   165
     10.16.  Charter Amendments........................................................................   165
     10.17.  Accounting Changes........................................................................   165
     10.18.  Senior Debt...............................................................................   165
     10.19.  Limitation on Issuance of Shares of Subsidiaries;
     Disposition of Shares and Indebtedness of Subsidiaries............................................   166
             10.19.1.  Subsidiaries Issuing or Selling Capital Stock...................................   166
             10.19.2.  Disposition by Borrowers of Subsidiaries' Capital Stock.........................   166
             10.20.    Limitations on Hedging Arrangements.............................................   167
             10.21.    Limitation on Transfer of Operating Assets......................................   167
     10.22.  Preferred Stock Documents.................................................................   167
     10.23.  Use of Subordinated Indenture Debt Provisions.............................................   167
     10.24.  Ineligible Securities.....................................................................   168
     10.25.  PBGC Letter...............................................................................   168
11.  FINANCIAL COVENANTS OF THE BORROWERS..............................................................   168
     11.1.   Senior Leverage Ratio.....................................................................   168
     11.2.   Interest Coverage Ratio...................................................................   169
     11.3.   Capital Expenditures......................................................................   169
12.   CLOSING CONDITIONS...............................................................................   170
     12.1.   Loan Documents............................................................................   170
             12.1.1.   Loan Documents..................................................................   170
             12.1.2.   Documents for Related Transactions..............................................   170

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             12.1.3.     Significant Contracts.........................................................   170
     12.2.   Certified Copies of Charter Documents.....................................................   170
     12.3.   Corporate Action..........................................................................   171
     12.4.   Incumbency Certificate....................................................................   171
     12.5.   Validity of Liens.........................................................................   171
     12.6.   UCC Search Results........................................................................   171
     12.7.   Solvency Opinion..........................................................................   171
     12.8.   Pro Forma Balance Sheet...................................................................   172
     12.9.   Opinion of Counsel........................................................................   172
     12.10.  Payment of Fees...........................................................................   172
     12.11.  Payout Letter.............................................................................   172
     12.12.  Closing of Related Transactions...........................................................   172
     12.13.  Disbursement Instructions.................................................................   173
     12.14.  Consents and Approvals....................................................................   173
     12.15.  Foreign Subsidiary Indebtedness...........................................................   173
     12.16.  E-II Bankruptcy Matters...................................................................   173
     12.17.  Delivery of Financial Information.........................................................   173
     12.18.  Senior Debt Assurances....................................................................   173
     12.19.  [Intentionally Deleted.]..................................................................   174
     12.20.  Belgian Shareholder Approval..............................................................   174
     12.21.  Transfer of Subsidiaries..................................................................   174
     12.22.  [Intentionally Deleted.]..................................................................   174
     12.23.  PBGC Letter...............................................................................   174
13.  CONDITIONS TO ALL BORROWINGS......................................................................   174
     13.1.   Representations True; No Event of Default.................................................   174
     13.2.   No Legal Impediment.......................................................................   175
     13.3.   Governmental Regulation...................................................................   175
     13.4.   Proceedings and Documents.................................................................   175
14.  EVENTS OF DEFAULT; ACCELERATION; ETC..............................................................   175
     14.1.   Events of Default and Acceleration........................................................   175
     14.2.   Termination of Commitments................................................................   180
     14.3.   Remedies..................................................................................   180
     14.4.   Exchange Rate.............................................................................   181
     14.5.   Distribution of Collateral Proceeds.......................................................   181
15.  SETOFF............................................................................................   182
16.  THE ADMINISTRATIVE AGENT, THE FOREIGN AGENT AND THE SYNDICATION AGENT.............................   183
     16.1.   Appointment and Authorization; "Agent"....................................................   183
     16.2.   Delegation of Duties......................................................................   184
     16.3.   Liability of Agent........................................................................   184
     16.4.   Reliance by Agent.........................................................................   184
     16.5.   Notice of Default.........................................................................   185
     16.6.   Credit Decision...........................................................................   185
     16.7.   Indemnification of Agents.................................................................   185

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
      16.8.   Agents in Individual Capacity............................................................   186
      16.9.   Successor Agents.........................................................................   186
      16.10.  Collateral Matters.......................................................................   187
      16.11.  Delinquent Lenders.......................................................................   189
      16.12.  Holders of Notes.........................................................................   190
      16.13.  No Rights or Duties of Documentation Agent...............................................   190
      16.14.  Payments to Agent; Distribution of Funds by Agent........................................   190
17.   EXPENSES.........................................................................................   190
18.   INDEMNIFICATION..................................................................................   191
19.   SURVIVAL OF COVENANTS, ETC.......................................................................   192
20.   ASSIGNMENT AND PARTICIPATION; NEW LENDERS........................................................   192
      20.1.   Conditions to Assignment by Lenders......................................................   192
      20.2.   Certain Representations and Warranties; Limitations; Covenants...........................   194
      20.3.   Register.................................................................................   195
      20.4.   New Notes................................................................................   195
      20.5.   Participations...........................................................................   196
      20.6.   Disclosure...............................................................................   196
      20.7.   Assignee or Participant Affiliated with the Borrowers....................................   196
      20.8.   Miscellaneous Assignment Provisions......................................................   197
      20.9.   Assignment by Borrowers..................................................................   197
      20.10.  Belgian Share Pledge Registration........................................................   197
      20.11.  Sharing of Information with Section 20 Subsidiary........................................   198
      20.12.  New Lenders..............................................................................   198
21.   NOTICES, ETC.....................................................................................   202
22.   GOVERNING LAW....................................................................................   203
23.   HEADINGS.........................................................................................   204
24.   COUNTERPARTS.....................................................................................   204
25.   ENTIRE AGREEMENT, ETC............................................................................   204
26.   WAIVER OF JURY TRIAL.............................................................................   204
27.   CONSENTS, AMENDMENTS, WAIVERS, ETC...............................................................   205
28.   SEVERABILITY.....................................................................................   207
29.   RELEASE OF COLLATERAL............................................................................   208
30.   TRANSITIONAL ARRANGEMENTS........................................................................   208
      30.1.   Prior Credit Agreement Superseded........................................................   208
      30.2.   Return of Notes..........................................................................   209
      30.3.   Interest and Fees Under Superseded Agreement.............................................   209

                            SCHEDULES AND EXHIBITS
                            ----------------------

Schedules
---------
Schedule 1               Lending Institutions, Lending Offices, Commitments and
                         Commitment Percentages
Schedule 1A              Significant Domestic Subsidiaries
Schedule 1B              Existing Letters of Credit
Schedule 1C              Existing Foreign Letters of Credit
Schedule 1D              Intentionally Deleted
Schedule 8.3             Title to Properties; Leases
Schedule 8.4             Liabilities Not Included in Financial Statements
Schedule 8.6             Exceptions Regarding Franchises, Patents, Copyrights, Etc.
Schedule 8.7             Litigation
Schedule 8.13            Existing Liens
Schedule 8.15            Affiliate Transactions
Schedule 8.16.4          Certain Employee Benefit Plan Matters
Schedule 8.18            Environmental Compliance
Schedule 8.22            Emerging Market Subsidiaries
Schedule 8.23            Subsidiaries
Schedule 8.24            Significant Contracts
Schedule 9.5.7           Landlord Waivers
Schedule 10.1            Indebtedness
Schedule 10.1(p)         Indebtedness Owed on Closing Date by Emerging Market
                         Subsidiaries
Schedule 10.2            Existing Liens
Schedule 10.3(a)         Investments held in Non-U.S. Government Obligations
Schedule 10.3(b)         Investments held in Non-U.S. Banks
Schedule 10.3(c)         Investments in Non-U.S. Commercial Paper
Schedule 10.3(d)         Other Investments as of the Closing Date
Schedule 10.5.2(b)       Assets Held for Sale
Schedule 10.5.2(c)(iv)   Scheduled Assets
Schedule 10.12           Existing Negative Pledges
Schedule 10.13           Transactions with Affiliates
Schedule 10.14           Existing Restrictions on Dividends
Schedule 21              Addresses for Fronting Bank, Foreign Agent, and Syndication
                         Agent

Exhibits
--------
Exhibit A-1              Revolving Credit Note
Exhibit A-2              Term Note
Exhibit B-1              Intentionally Deleted
Exhibit B-2              Intentionally Deleted
Exhibit B-3              Intentionally Deleted
Exhibit B-4              Intentionally Deleted
Exhibit C                Loan Request

Exhibit D                Revolving Multicurrency Loan Request
Exhibit E                Compliance Certificate
Exhibit F                Assignment and Acceptance
Exhibit G                Format for Consolidating Reports

                   SECOND AMENDED AND RESTATED MULTICURRENCY
                   -----------------------------------------
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                    ----------------------------------------

     This SECOND AMENDED AND RESTATED MULTICURRENCY REVOLVING CREDIT AND TERM LOAN AGREEMENT is made as of June 24, 1998, by and among (a) SAMSONITE CORPORATION (the "Company"), a Delaware corporation having its principal place of business at 11200 East 45th Avenue, Denver, Colorado 80239, (b) SAMSONITE EUROPE N.V. ("Samsonite Europe"), a corporation organized under the laws of Belgium having its principal place of business at Westerring 17 B-9700 Oudenaarde, Belgium, (c) BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, A NATIONAL BANKING ASSOCIATION, BANKBOSTON, N.A. (FORMERLY KNOWN AS THE FIRST NATIONAL BANK OF BOSTON), A NATIONAL BANKING ASSOCIATION, AND THE OTHER LENDING INSTITUTIONS LISTED ON SCHEDULE 1, (D) BANK OF AMERICA NATIONAL TRUST AND
                       ----------
SAVINGS ASSOCIATION, AS ADMINISTRATIVE AGENT FOR THE AGENTS (AS HEREINAFTER DEFINED) AND THE LENDERS (AS HEREINAFTER DEFINED), (E) BANKBOSTON, N.A., AS SYNDICATION AGENT FOR THE AGENTS AND THE LENDERS, (F) GENERALE BANK N.V., AS FOREIGN AGENT FOR THE AGENTS AND THE LENDERS, AND (G) GENERALE BANK N.V., AS FRONTING BANK FOR THE LENDERS. IN ADDITION, CANADIAN IMPERIAL BANK OF COMMERCE SHALL BE REFERRED TO AS A DOCUMENTATION AGENT HEREUNDER. BANCAMERICA ROBERTSON STEPHENS ("BARS") AND BANCBOSTON SECURITIES INC. ("BSI") ACTED AS ARRANGERS WITH RESPECT HERETO.

     WHEREAS, PURSUANT TO AN AMENDED AND RESTATED MULTICURRENCY REVOLVING CREDIT AGREEMENT DATED AS OF JUNE 12, 1997 (AS AMENDED FROM TIME TO TIME, THE "PRIOR CREDIT AGREEMENT") BY AND AMONG THE COMPANY, SAMSONITE EUROPE, CERTAIN OF THE LENDERS AND CERTAIN OF THE AGENTS, THE LENDERS PARTY THERETO MADE LOANS AVAILABLE TO THE COMPANY AND SAMSONITE EUROPE FOR, AMONG OTHER THINGS, GENERAL CORPORATE AND WORKING CAPITAL PURPOSES; AND

     WHEREAS, THE COMPANY AND SAMSONITE EUROPE HAVE REQUESTED, AMONG OTHER THINGS, TO AMEND AND RESTATE THE PRIOR CREDIT AGREEMENT AND FOR THE LENDERS TO PROVIDE ADDITIONAL FINANCING, TO FUND THE RECAPITALIZATION (AS HEREINAFTER DEFINED), AND TO PROVIDE FUNDS FOR WORKING CAPITAL AND GENERAL CORPORATE PURPOSES AND THE LENDERS ARE WILLING TO AMEND AND RESTATE THE PRIOR CREDIT AGREEMENT AND TO PROVIDE SUCH ADDITIONAL FINANCING ON THE TERMS AND CONDITIONS SET FORTH HEREIN;

     NOW, THEREFORE, THE COMPANY, SAMSONITE EUROPE, THE LENDERS AND THE AGENTS AGREE THAT ON AND AS OF THE CLOSING DATE (AS HEREINAFTER DEFINED) THE PRIOR CREDIT AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AND SHALL REMAIN IN FULL FORCE AND EFFECT ONLY AS EXPRESSLY SET FORTH HEREIN.

     1.   DEFINITIONS AND RULES OF INTERPRETATION.
          ---------------------------------------

          1.1. Definitions. The following terms shall have the meanings set
               -----------
     forth in this (S)1 or elsewhere in the provisions of this Credit Agreement referred to below:

     Ace.  Ace Parent Company or any one or more of its operating Subsidiaries
     ---
through which all or substantially all of the consolidated business and operations of Ace Parent Company are conducted.

     Ace Parent Company.  Ace Company Limited, a corporation organized under the
     ------------------
laws of Japan, which is the licensee of the Company under the Japanese License Agreement.

     Acquisition Consideration. See (S)10.5.1 hereof.
     -------------------------

     Additional Commitment Amounts.  See (S)20.12 hereof.
     -----------------------------

     Additional Commitment Conditions.  The following conditions, as determined
     --------------------------------
in relation to any date on which an Additional Commitment Request is given, after giving effect to the proposed Additional Commitment Amounts of the prospective New Lender:

     (a) no Default or Event of Default shall have occurred and be continuing on or as of such date and none would exist after giving effect to any such Additional Commitment Amounts;

     (b) no more than three (3) Additional Commitment Requests, including the Additional Commitment Request with respect to which these Additional Commitment Conditions are being applied, shall have been made to the Administrative Agent and the total of all Additional Commitment Amounts, on an aggregate, cumulative basis, shall not exceed $50,000,000;

     (c) the Additional Commitment Amounts of the New Lender shall include both a Revolving Commitment and a Revolving Multicurrency Commitment; and

     (d) the Revolving Commitment of the prospective New Lender shall be the same percentage of the aggregate, applicable Additional Commitment Amounts of the New Lender as the percentage equivalent of the fraction, the numerator of which is the Total Revolving Commitment before giving effect to the Additional Commitment Amounts of such New Lender and the denominator of which is the sum of Total Revolving Commitment and the Total Revolving Multicurrency Commitment (in each case) before giving effect to the Additional Commitment Amounts of such New Lender; and the Revolving Multicurrency Commitment of the New Lender shall be the same percentage of the aggregate, applicable Additional Commitment Amounts of the New Lender as the percentage equivalent of the fraction, the numerator of which is the Total Revolving Multicurrency Commitment before giving effect to the Additional Commitment Amounts of such New Lender and the denominator of which is the sum of Total Revolving Commitment and the Total Revolving Multicurrency Commitment (in each case) before giving effect to the Additional Commitment Amounts of such New Lender; and the proposed Revolving Commitment Percentage for such New Lender (in respect of its applicable Additional Commitment Amounts) must be the same as the proposed Revolving Multicurrency Commitment Percentage for such New Lender (in respect of its applicable Additional Commitment Amounts).

     Additional Commitment Request.  See (S)20.12 hereof.
     -----------------------------

     Additional Subordinated Debt.  Indebtedness that is incurred by the Company
     ----------------------------
pursuant to Debt Issuances from time to time after the date hereof by the Company pursuant to (S)10.1(f) hereof, provided, however, that (i) the Company
                                       --------  -------
complies with the applicable requirements set forth in (S)3.3.3 hereof in connection therewith; (ii) all of such Indebtedness is expressly subordinated in right of payment to the prior payment in full of all of the Obligations (including all obligations refinancing, refunding or replacing all or any part of the Obligations from time to time) on terms no less favorable to the holders of any of such Obligations than the subordination provisions contained in the Subordinated Indenture as initially in effect, (iii) the interest payable on such Indebtedness is payable in arrears, no more frequently than semi-annually,
(iv) none of such Indebtedness is secured by any lien or security interest granted by the Company or any of its Subsidiaries with respect to any assets or capital stock of the Company or any of its Subsidiaries, (v) no Subsidiaries of the Company have any liability (contingent or otherwise) of any kind in respect of any such Indebtedness other than pursuant to Conforming Subordinated Guarantees, (vi) the stated final maturity date of such Indebtedness is not earlier than the later to occur of the date six (6) months after the Revolving Credit Loan Maturity Date or, if any portion of the Domestic Term Loan remains outstanding after giving effect to the application of the proceeds of such Additional Subordinated Debt, the date six (6) months after the Domestic Term Loan Maturity Date, (vii) except for customary mandatory prepayment provisions in connection with a Change of Control (as defined in the Subordinated Indenture), or a change of control or similar event, or an asset sale or similar event, in each case as described in any other Subordinated Debt Documents, no part of the principal of such Indebtedness, and none of the Subordinated Debt Documents relating to such Indebtedness, is subject to any obligations of the Company or any of its Subsidiaries in respect of "put" rights or subject to any mandatory repayment, prepayment, redemption, repurchase, defeasance, sinking fund or other obligations of the Company or any of its Subsidiaries required to be made or paid at any time prior to the earlier of (x) the stated final maturity date referred to in clause (vi) above of this definition and (y) the date on which all of the Obligations (and any Indebtedness entitled to the benefits of the subordination provisions referred to in clause (ii) and used to refinance, refund, or replace the Obligations) have been paid in full, provided
                                                                       --------
that, in the case of prepayment provisions in connection with asset sales or similar events, such provisions do not conflict with any mandatory prepayment or other provisions with respect to the Obligations (and with respect to any Indebtedness entitled to the benefit of the subordination provisions referred to in clause (ii) and used to refinance, refund or replace the Obligations), (viii) the covenants, events of default, acceleration and remedy terms, and other provisions affecting the foregoing or having a purpose or effect similar to the foregoing, contained in the Subordinated Debt Documents relating to such Indebtedness, individually and taken as a whole, are neither more restrictive, burdensome, or onerous to the Company and its Subsidiaries than those contained in the Subordinated Notes and the Subordinated Indenture, each as initially in effect, nor (except with respect to covenants restricting the incurrence of additional Subordinated Debt) more onerous, restrictive, or burdensome to the Company and its Subsidiaries than those contained in this Credit Agreement as in effect at the time of incurrence of such other Indebtedness; without limitation of the generality of the foregoing, (A) any covenant in the applicable Subordinated Debt Documents limiting incurrences of Indebtedness shall permit (in addition to permitting all of the Indebtedness permitted by (S)10.1 hereof at the time of incurrence of such proposed Additional Subordinated Debt) there to be incurred and to remain outstanding (among other things) Indebtedness consisting of all of the Obligations as the same may be increased, amended, extended, refinanced, refunded, or replaced from time to time (so long as the maximum aggregate principal amount of the Obligations (as so increased, amended, extended, refinanced, refunded, or replaced) does not at any time exceed $260,000,000), and shall also permit there to be incurred and to remain outstanding other Obligations and other Indebtedness (without restriction as to purpose) in an aggregate principal amount outstanding at any time of at least $50,000,000 (provided that there shall be no limitation in the applicable Subordinated Debt
 --------
documents as to how such additional principal amount of up to $50,000,000 may be allocated between the Obligations and any other Indebtedness), with all such Obligations and other Indebtedness referred to in this clause (A) to be permitted without regard to any so-called "debt incurrence" test consisting of a fixed charge coverage ratio, interest coverage ratio or other financial performance tests, and (B) any covenant in the applicable Subordinated Debt Documents limiting the granting of liens and security interests shall not restrict the granting of liens and security interests to secure the Obligations (and any refinancing, refunding, or replacement thereof), (ix) immediately prior, and immediately after giving effect, to the issuance of such Indebtedness and the application of the Net Debt Issuance Proceeds from the issuance thereof, each of the Special Conditions is satisfied, and such Indebtedness is not incurred in violation of any provision of the Subordinated Indenture, (x) all Net Debt Issuance Proceeds thereof remaining after compliance with (S)3.3.3 hereof shall be used solely for purposes permitted (or required) by this Credit Agreement, (xi) the Subordinated Debt Documents relating to such Indebtedness shall require written notice to the Administrative Agent, in the manner provided in, and giving not less than the number of days of notice required by, the applicable provisions of the Subordinated Indenture, prior to any acceleration of such Indebtedness and (xii) concurrent with incurrence of such Indebtedness, the

Company shall notify the Administrative Agent thereof and provide to the Administrative Agent accurate and complete copies of the relevant Subordinated Debt Documents relating to such Additional Subordinated Debt.

     Adjustment Date.  The first Business Day which is fifty (50) days after the
     ---------------
end of each fiscal quarter of the Company.

     Administrative Agent.  BofA, acting as administrative agent for the Agents
     --------------------
and the Lenders.

     Administrative Agent's Head Office.  The Administrative Agent's head office
     ----------------------------------
located at 1455 Market Street, San Francisco, California 94103, or at such other location as the Administrative Agent may designate from time to time.

     Administrative Agent's Special Counsel.  Bingham Dana LLP or such other
     --------------------------------------
local, foreign or special counsel to the Administrative Agent as may be approved by the Administrative Agent.

     Affected Lenders.  See (S)6.2.6 hereof.
     ----------------

     Affiliate.  With respect to any specified Person, (a) any other Person
     ---------
directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person or (b) any officer, director or controlling shareholder of such other Person. For purposes of this definition, the term "control" means (i) the power to direct the management and policies of a Person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract, or otherwise, or (ii) without limiting the foregoing, the beneficial ownership of five percent (5%) or more of the voting power of the outstanding voting capital stock of such Person (on a fully diluted basis) (for this purpose, beneficial ownership includes shares subject to presently exercisable options, warrants or other rights to acquire such shares).

     Agent-Related Persons.  Each of the Agents and any successor agents arising
     ---------------------
under (S)16.9, together with their respective Affiliates (including, in the case of BofA and BKB, the Arrangers), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

     Agents.  Collectively, the Administrative Agent, the Foreign Agent, and the
     ------
Syndication Agent.  The term "Agents" does not include the Documentation Agent.

     Agent's Fee.  See (S)6.1 hereof.
     -----------

     Applicable Belgium Time.  The local time in effect in the city in which the
     -----------------------
Foreign Agent's principal office in Belgium is located on any date of determination.

     Applicable Entities.  See (S)14.1(g) hereof.
     -------------------

     Applicable Margin.  For each period commencing on an Adjustment Date (or,
     -----------------
as applicable, the Closing Date) through the date immediately preceding the next (or, as applicable, the first) Adjustment Date (each a "Rate Adjustment Period"), the Leverage Ratio shall be determined based upon the financial results for the Reference Period ending on the fiscal quarter end date occurring on or about the date fifty (50) days before the applicable Adjustment Date, and the resulting margin shall be as set forth below. The pricing tier applicable for the Leverage Ratio applicable for such period as set forth below shall then be the Applicable Margin for such Rate Adjustment Period.
@@

------------------------------------------------------------------------------------------------------------------------------------
                         Eurodollar Rate
                         Loans (other than
                         the Domestic Term                        Documentary Letter                      Base Rate
                         Loan), Multicurrency  Eurodollar Rate    of Credit Fee Rate    Base Rate Loans   Loans that
                         Loans, and            Loans that are     and Foreign           (other than       are the
 Pricing   Leverage      Multicurrency Swing   the Domestic       Documentary Letter    Domestic Term     Domestic       Commitment
 Tier      Ratio         Line Loans            Term Loan          of Credit Fee Rate    Loan)             Term Loan      Fee Rate
 -----------------------------------------------------------------------------------------------------------------------------------
Tier 7     Greater than    2.50%                2.75%              1.9375%               1.50%             1.75%          0.500%
           or equal to
           5.50:1.00
------------------------------------------------------------------------------------------------------------------------------------

Tier 6     Less than       2.25%                2.50%              1.7625%               1.25%             1.50%          0.500%
           5.50:1.00,
           but greater
           than or
           equal to
           5.00: 1.00
------------------------------------------------------------------------------------------------------------------------------------

Tier 5     Less than       1.875%               2.50%              1.4625%              0.875%             1.50%          0.375%
           5.00:1.00,
           but greater
           than or
           equal to
           4.50:1.00
------------------------------------------------------------------------------------------------------------------------------------

Tier 4     Less than       1.625%               2.25%                1.25%              0.625%             1.25%          0.375%
           4.50:1.00,
           but greater
           than or
           equal to
           4.00:1.00

--------------------------------------------------------------------------------------------------------------
Tier 3      Less than        1.375%        2.25%           1.125%        0.375%         1.25%       0.300%
            4.00:1.00,
            but greater
            than or
            equal to
            5.50:1.00
--------------------------------------------------------------------------------------------------------------

Tier 2      Less than         1.00%        2.00%           0.70%             0%         1.00%       0.300%
            3.50:1.00,
            but greater
            than or
            equal to
            3.00:1.00
--------------------------------------------------------------------------------------------------------------

Tier 1      Less than        0.750%        2.00%         0.4750%             0%         1.00%       0.250%
            5.00:1.00
--------------------------------------------------------------------------------------------------------------

@@
     Notwithstanding the foregoing,

     (a) for purposes of the rate of interest on Loans outstanding, the Commitment Fee Rate, the determination of Standby Letter of Credit Fees, the determination of Foreign Standby Letter of Credit Fees, the Foreign Documentary Letter of Credit Fee Rate and the Documentary Letter of Credit Fee Rate with respect to the period commencing on the Closing Date through the date immediately preceding the Adjustment Date occurring on March 22, 1999, the Applicable Margin shall be the Applicable Margin set forth in Tier 7 above;

     (b) in the event the Company's estimates of the Leverage Ratio based on the Company's fourth quarter performance in any fiscal year pursuant to (S)9.4(c) hereof proves to be inaccurate after final calculations of fourth quarter financial statements pursuant to the audited financial statements for such fiscal year and the result of such inaccuracy was such that the Applicable Margin applied for any applicable such Rate Adjustment Period was (i) too low, the applicable Borrower shall, within five (5) Business Days upon becoming aware of (or receiving notice from the Administrative Agent in reasonable detail, requesting an adjustment hereunder with respect to) such inaccuracy, pay to the Administrative Agent for the respective ratable accounts of the Lenders the difference between the interest, Commitment Fees, Standby Letter of Credit Fees, Foreign Standby Letter of Credit Fees, Foreign Documentary Letter of Credit Fees and Documentary Letter of Credit Fees the applicable Borrower should have paid with respect to such Rate Adjustment Period and what was actually paid or (ii) too high, the Lenders severally, on a ratable basis, shall (within five (5) Business Days after receiving notice thereof from the Company, in reasonable detail, requesting an adjustment hereunder with respect thereto) credit to the next interest payment, payment of Commitment Fees, payment of Standby Letter of Credit Fees, payment of Foreign Standby Letter of Credit Fees, payment of Foreign Documentary Letter of Credit Fees or payment of Documentary Letter of Credit Fees due by the applicable

Borrower with (or if no Obligations are owing hereunder, severally, on a ratable basis, shall refund to the applicable Borrower) the difference between the interest, Commitment Fees, Standby Letter of Credit Fees, Foreign Standby Letter of Credit Fees, Foreign Documentary Letter of Credit Fees and Documentary Letter of Credit Fees the applicable Borrower actually paid with respect to such Rate Adjustment Period and what should have been paid; and

     (c) if the Company fails to deliver any quarterly financial statements or quarterly Compliance Certificate when required by (S)9.4(b) or (S)9.4(c) hereof then, for the period commencing on the Adjustment Date immediately following the period for which such quarterly financial statements or quarterly Compliance Certificates are delinquent and continuing through the earlier of the date of delivery of such quarterly financial statements or quarterly Compliance Certificate (as the case may be) and the next Adjustment Date, the Applicable Margin shall be the Applicable Margin set forth in Tier 7 above.

     Arrangers.  BancAmerica Robertson Stephens and BancBoston Securities Inc.
     ---------
(each being an "Arranger").

     Asset Sale.  Any one or series of related transactions in which any
     ----------
applicable Person conveys, sells, transfers, or otherwise disposes of, directly or indirectly, any of its properties, businesses, or assets (including the sale or issuance of capital stock of a Non-Excluded Subsidiary), whether owned on the Closing Date or thereafter acquired.

     Asset Sale Calculation Date.  See (S)10.5.2(c)(v).
     ---------------------------

     Assignment and Acceptance.  See (S)20.1 hereof.
     -------------------------

     Attorney Costs.  See the definition of Indemnified Liabilities.
     --------------

     Balance Sheet Date.  January 31, 1998.
     ------------------

     Bargain Time.  Bargain Time, Inc.
     ------------

     BARS.  As defined in the Preamble hereto.
     ----

     Base Rate.  For any day, the higher of:  (a) 0.50% per annum above the
     ---------
latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

     Base Rate Borrowing.  A Borrowing comprised of Base Rate Loans.
     -------------------

     Base Rate Loans.  Those Revolving Credit Loans, Swing Line Loans, and all
     ---------------
or any portion of the Domestic Term Loan bearing interest calculated by reference to the Base Rate.

     Belgian Financing Agreements.  (a) (i) The "Akte van hypothecaire lening"
     ----------------------------
agreed between Samsonite Europe, Generale Bank N.V., Bank Brussel Lambert N.V. and Kredietbank N.V. and drawn up by notary Andre Toye of Oudenaarde, Belgium, on March 12, 1993, (ii) the "Overeenkomst van kredietverhoging" between Samsonite Europe, Generale Bank N.V., Bank Brussel Lambert N.V. and Kredietbank N.V. of March 12, 1993, (iii) the "Eerste Amendment bij de Overeenkomst van kredietverhoging" between Samsonite Europe, Generale Bank N.V., Bank Brussel Lambert N.V. and Kredietbank N.V. dated as of March 6, 1995, and (iv) the "Tweede Amendment bij de Overeenkomst van kredietverhoging" between Samsonite Europe, Generale Bank N.V., Bank Brussel Lambert N.V. and Kredietbank N.V. dated July 14, 1995, and (b) all other documents, instruments or agreements evidencing or securing the same or otherwise executed in connection therewith.

     Belgian Lending Office.  Initially, the head office of Generale Bank N.V.,
     ----------------------
in its capacity as Fronting Bank, located in Brussels, Belgium, and thereafter such office in Belgium as the Fronting Bank, in its sole discretion acting in good faith, may notify to the Administrative Agent and the Borrowers.

     Belgian License Agreement.  The Amended and Restated License Agreement
     -------------------------
dated as of February 1, 1997 between Samsonite Europe and the Company (and as amended, restated, modified or supplemented from time to time as and to the extent permitted by (S)10.11 hereof).

     Belgian Pledge Agreement.  The Belgian law Amended and Restated Stock
     ------------------------
Pledge Agreement, dated or to be dated on or prior to the Closing Date, among the Company, Samsonite Europe and the Administrative Agent acting in its own name and for its own account and in the name and for the account of the Agents and the Lenders pursuant to which the Company has pledged sixty-six percent (66%) of the capital stock of Samsonite Europe, and in form and substance satisfactory to the Lenders and the Administrative Agent.

     BIBOR Rate.  With respect to any Multicurrency Swing Line Loan, in relation
     ----------
to any period, the rate per annum offered in the Brussels Interbank market for deposits of a similar tenor in an appropriate amount in Belgian francs for such period, as reported on page 29,200 of the Telerate screen, or, in case of unavailability thereof, on the BEFIXING page of the Reuters screen (or any successor to such pages or such screens) at or about 11:00 a.m. (Applicable Belgium Time) on the Drawdown Date of such Multicurrency Swing Line Loan or, if such rate shall not be so reported, the arithmetic mean (rounded upwards, as the case may be, to the nearest 1/32%) of the rates offered to prime banks in Brussels by the Foreign Agent for deposits of an appropriate tenor and amount by the Foreign Agent in Belgian francs for such period at or about 11:00 a.m. (Applicable Belgium Time) on such Drawdown Date.

     Board of Directors.  With respect to any Person, the board of directors (or
     ------------------
similar governing body) of such Person or any committee of the board of directors (or similar governing body) of such Person properly and lawfully authorized, with respect to any particular matter, to exercise the power of the board of directors (or similar governing body) of such Person.

     BofA.  Bank of America National Trust and Savings Association, a national
     ----
banking association.

     BKB.  BankBoston, N.A., a national banking association, in its individual
     ---
capacity.

     Borrower.  The Company or Samsonite Europe, as the context requires and
     --------
"Borrowers" shall mean the Company and Samsonite Europe.

     Borrowing.  A group of Loans of a single Type made by the Lenders on a
     ---------
single date and as to which a single Interest Period is in effect, or a borrowing hereunder consisting of Letters of Credit issued by the Issuing Bank or Foreign Letters of Credit issued by the Foreign Issuing Bank.

     BSI. As defined in the Preamble hereto.
     ---

     Business Day.  Any day other than a Saturday, Sunday or other day on which
     ------------
commercial banks in New York City or San Francisco, California or Boston, Massachusetts are authorized or required by law to close and, in addition, (a) if Eurodollar Rate Loans are involved, a day which is also a Eurodollar Business Day; (b) if Multicurrency Loans are involved, a day on which dealings and exchange in Dollars and the relevant Optional Currency can be carried on in the relevant Eurocurrency Interbank Market and Dollar settlements of such dealings may be effected in New York, New York and Brussels, Belgium, (c) if a Multicurrency Swing Line Loan is involved, a day on which banking institutions in Brussels, Belgium are open for the transaction of corporate banking business, and (d) if any Optional Currency is involved, a day on which dealings and exchange in Dollars and in the relevant Optional Currency can be carried on in the principal financial center of the country in which such currency is legal tender and in Brussels, Belgium.

     Capital Expenditures.  Without duplication, amounts paid or indebtedness
     --------------------
incurred by any of the Borrowers or any of their Non-Excluded Subsidiaries in connection with the acquisition, purchase or lease by such Borrower or any such Non-Excluded Subsidiary of capital assets that would be required to be capitalized (including the applicable amount in respect of capitalized interest) and which amounts would be shown as such capital expenditures on the consolidated statement of cash flows of such Person in accordance with generally accepted accounting principles, provided, however
                                                          --------  -------
Capital Expenditures shall not include (a) amounts paid or indebtedness incurred in connection with capital assets purchased pursuant to an acquisition permitted pursuant to (S)10.5.1 hereof, (b) amounts paid with (and only to the extent of the application of) insurance proceeds or proceeds of a condemnation within eighteen (18) months after receipt by the Obligors from the applicable insurer of such insurance proceeds or from the applicable governmental agency of such condemnation proceeds, as the case may be, in connection with the purchase of capital assets (or capital assets similar to those destroyed or taken, as the case may be) to replace the capital assets destroyed in the casualty loss giving rise to such insurance proceeds or taken in the condemnation proceeding giving rise to such condemnation proceeds, as the case may be, or (c) amounts consisting of Reinvested Net Asset Sale Proceeds.

     Capitalized Leases.  Leases under which the Company or any of its Non-
     ------------------
Excluded Subsidiaries (or such other applicable Person as the context requires) is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

     CERCLA.  See the definition of "Release".
     ------

     Change of Control.  See (S)14.1(r) hereof.
     -----------------

     Closing Date.  The first date on which the conditions set forth in (S)12
     ------------
have been satisfied and the Term Loans and any Revolving Credit Loans, Swing Line Loans, Revolving Multicurrency Loans or Multicurrency Swing Line Loans are to be made or any Letter of Credit or Foreign Letter of Credit is to be issued hereunder.

     Code.  The Internal Revenue Code of 1986.
     ----

     Collateral.  All of the property, rights and interests of any of the
     ----------
Borrowers and their Subsidiaries that are to be subject to the security interests, pledges, liens and mortgages (if any) created by the Security Documents.

     Collateral Agency Agreement(s).  The several collateral agency
     ------------------------------
agreement(s), dated or to be dated on or after the Closing Date, between certain of the Obligors and the Collateral Agent and in form and substance satisfactory to the Collateral Agent, entered into for purposes of (among other things) further evidencing the arrangements provided for in certain of the Security Documents securing the Obligations and the related arrangements required by the PBGC Letter with respect to the PBGC Ratable Lien.

     Collateral Agent.  BofA, as Collateral Agent under certain of the Security
     ----------------
Documents pursuant to the Collateral Agency Agreements.

     Collateral Assignment of Contracts.  The Collateral Assignment of
     ----------------------------------
Contracts, dated as of a date on or after the Closing Date, from the Company to the Administrative Agent assigning all of the Company's rights under the Belgian License Agreement, together with the written consent of Samsonite Europe thereto, each in form and substance satisfactory to the Administrative Agent.

     Commitment Fee Rate.  As referred to as such in the table contained in the
     -------------------
definition of Applicable Margin.

     Commitment Fees.  Collectively, the Revolving Commitment Fee and the
     ---------------
Multicurrency Commitment Fee.

     Commitments.  Collectively, the Revolving Commitments and the Revolving
     -----------
Multicurrency Commitments.

     Company.  As defined in the preamble hereto.
     -------

     Compliance Certificate.  See (S)9.4(c) hereof.
     ----------------------

     Conforming Subordinated Guarantees.  A guaranty by a Subsidiary of the
     ----------------------------------
Company of Additional Subordinated Debt, which guaranty (a) is expressly subordinated in right of payment to the prior payment in full of all of the Obligations (including all obligations refinancing, refunding or replacing all or any part of the Obligations from time to time) to the same extent and on the same terms that the Indebtedness guaranteed thereby is subordinated to the Obligations, (b) is a guaranty by a Subsidiary that is a Guarantor hereunder, and (c) provides that it will be released automatically at such time as (i) the guaranty by such Subsidiary of the Obligations is released or (ii) all or substantially all of the capital stock (or other equity interests) of such Subsidiary held by the Company and other Subsidiaries (or substantially all of such Subsidiary's assets) are sold or otherwise disposed of (other than to an affiliate) in a transaction that is permitted by the relevant Subordinated
Debt Documents relating to such Additional Subordinated Debt and Conforming Subordinated Guarantees.

     Consolidated or consolidated.  With reference to any term defined herein,
     ----------------------------
shall mean that term as applied to the accounts of the Company and its Subsidiaries, or the Company and its Non-Excluded Subsidiaries, as the context requires, consolidated in accordance with generally accepted accounting principles.

     Consolidated Net Income (or Loss).  The consolidated net income (or loss)
     ---------------------------------
of the Company and its Non-Excluded Subsidiaries, after deduction of all expenses, taxes, and other charges against consolidated net income, determined in accordance with generally accepted accounting principles;

provided that the consolidated net income of any Excluded Subsidiary shall be
--------
included therein to (but only to) the extent of the amount of cash dividends or cash Distributions actually paid in the relevant period to the Company or a Non-Excluded Subsidiary thereof by such Excluded Subsidiary.

     Consolidated Total Assets.  All assets of the Company and its Non-Excluded
     -------------------------
Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles.

     Consolidated Total Interest Expense.  For any period, the aggregate amount
     -----------------------------------
of interest required to be paid or accrued by the Company and its Non-Excluded Subsidiaries during such period on all Indebtedness of the Company and its Non-Excluded Subsidiaries outstanding during all or any part of such period, but only if such interest was or is required to be reflected as an item of expense, including payments consisting of interest in respect of Capitalized Leases, and also including Commitment Fees, Letter of Credit Fees, Foreign Letter of Credit Fees, agency fees, facility fees, commitment fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money, but excluding any closing fees, structuring fees or arrangement fees that have been or are capitalized or which have been treated as an extraordinary loss in accordance with generally accepted accounting principles during such period in connection with the accelerated recognition of expenses for such items, provided, that for the purpose of calculating the Consolidated Total Interest
--------
Expense for any applicable period ending prior to the passage of four (4) full consecutive fiscal quarters beginning and ending after the fiscal quarter in which the Closing Date occurs, Consolidated Total Interest Expense shall be that amount, determined on a pro forma basis, that Consolidated Total Interest Expense would have been had the Subordinated Notes been outstanding for the entire period of time for which the Consolidated Total Interest Expense is being calculated and had the amount included in Consolidated Total Interest Expense on account of this Credit Agreement been the Pro Forma Bank Interest Amount, rather than the actual expense incurred on account of interest and fees on account of this Credit Agreement (in addition to interest on all other Indebtedness of the Company and its Non-Excluded Subsidiaries during such period, other than Indebtedness that was repaid with the proceeds of the Subordinated Notes and the Loans).

     Consolidating.  With reference to any term defined herein, shall mean that
     -------------
term as applied to the accounts or financial statements, as applicable, of the United States, Canadian and Mexican portion of the business of the Company, as well as the Latin American export business of the Company, taken together, all Non-Excluded Subsidiaries located in Europe taken together, and other applicable portions of the business, which is presented in the format set forth on Exhibit
                                                                        -------
G hereto, which format may be modified with the written consent of the
-
Administrative Agent and the Borrowers.

     Conversion Request.  A notice given by a Borrower to the Administrative
     ------------------
Agent or the Foreign Agent, as the case may be, of such Borrower's election to convert or continue a Loan in accordance with (S)2.8 or (S)4.8, as the case may be.

     Copyright Memoranda.  The several Memorandum of Grant of Security Interest
     -------------------
in Copyrights, dated or to be dated as of a date on or after the Closing Date, made by Samsonite and McGregor in favor of the Collateral Agent for the benefit of the Lenders, each in form and substance satisfactory to the Administrative Agent.

     Credit Agreement (or this Agreement).  This Second Amended and Restated
     -----------------------------------
Multicurrency Revolving Credit and Term Loan Agreement, including the Schedules and Exhibits hereto.

     Culligan.  Culligan Water Technologies, Inc., a Delaware corporation.
     --------

     Debt Issuance. The sale or issuance by any Borrower or any of its Non-
     -------------
Excluded Subsidiaries of any Indebtedness permitted pursuant to (S)10.1 (other than Indebtedness permitted pursuant to (S)10.1(a) through (e), (S)10.1(g) through (q) or (S)10.1(s)).

     Default.  See (S)14.1 hereof.
     -------

     Delinquent Lender.  See (S)16.11 hereof.
     -----------------

     Distribution.  The declaration or payment of any dividend on or in respect
     ------------
of any shares of any class of capital stock of any of the Borrowers, or their Non-Excluded Subsidiaries, other than dividends payable solely in shares of common stock of such Person; the purchase, redemption, or other retirement of any shares of any class of capital stock of any of the Borrowers, or their Non-Excluded Subsidiaries, directly or indirectly through a Subsidiary of such Person or otherwise other than for consideration consisting solely of common stock of such Person; the return of capital by any of the Borrowers, or their Non-Excluded Subsidiaries, to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of any of the Borrowers or their Non-Excluded Subsidiaries.

     Distribution Agreement.  The Distribution Agreement, dated as of July 14,
     ----------------------
1995, between the Company and Culligan.

     Documentary Letter of Credit Fee Rate.  As referred to as such in the table
     -------------------------------------
contained in the definition of Applicable Margin.

     Documentary Letter of Credit Fee.  See (S)5.6.1 hereof.
     --------------------------------

     Documentary Letter of Credit Issuance Fee.  See (S)5.6.1 hereof.
     -----------------------------------------

     Documentation Agent.  Canadian Imperial Bank of Commerce, in its capacity
     -------------------
as Documentation Agent, subject to (S)16.13 hereof.

     Dollar Equivalent.  On any particular date, with respect to any amount
     -----------------
denominated in Dollars, such amount of Dollars, and with respect to any amount denominated in a currency other than Dollars, the amount (as conclusively ascertained by the Foreign Agent absent manifest error) of Dollars which could be purchased by the Foreign Agent (in accordance with its normal banking practices) in the Brussels, Belgium foreign currency deposit markets with such amount of such currency at the spot rate of exchange prevailing at or about 11:00 a.m. (Applicable Belgium Time) on such date.

     Dollars or $.  Dollars in lawful currency of the United States of America.
     -------    -

     Domestic Lending Office.  Initially, the office of each Lender designated
     -----------------------
as such in Schedule 1 hereto; thereafter, such other office of such Lender, if
           -------- -
any, located within the United States that will be making or maintaining Base Rate Loans.

     Domestic Excluded Subsidiary.  An Excluded Subsidiary that is a Domestic
     ----------------------------
Subsidiary.

     Domestic Non-Excluded Subsidiary.  A Non-Excluded Subsidiary that is a
     --------------------------------
Domestic Subsidiary.

     Domestic Subsidiary.  A Subsidiary which is not a Foreign Subsidiary.
     -------------------

     Domestic Term Loan.  The term loan made or to be made by the Lenders, in
     ------------------
each case according to their Domestic Term Loan Commitment Percentages thereof, to the Company in Dollars on the Closing Date in the aggregate principal amount of $60,000,000 pursuant to (S)3.1.1.

     Domestic Term Loan Commitment Percentage.  With respect to each Lender, the
     ----------------------------------------
percentage set forth on Schedule 1 hereto as such Lender's percentage of the
                        ----------
Domestic Term Loan.

     Domestic Term Loan Maturity Date.  June 24, 2005.
     --------------------------------

     Domestic Term Obligations.  See (S)20.1 hereof.
     -------------------------

     Drawdown Date.  The date on which the Term Loans, any Revolving Credit
     -------------
Loan, Multicurrency Swing Line Loan, Swing Line Loan or any Revolving Multicurrency Loan is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with (S)2.8, all of any portion of the Domestic Term Loan is converted or continued in accordance with
(S)3.5.3(a), or any Multicurrency Loan is continued in accordance with (S)4.8.

     EBIT.  With respect to the Company and its Non-Excluded Subsidiaries for
     ----
any fiscal period, that amount which would appear on their consolidated income statement as the line item for "Operating Income", as determined for such period calculated in accordance with generally accepted accounting principles and in accordance with the Company's past accounting practices, consistently applied.

     EBITDA.  With respect to the Company and its Non-Excluded Subsidiaries for
     ------
any fiscal period, an amount equal to EBIT for such period, plus, to the extent
                                                            ----
otherwise excluded from the calculation of EBIT (or, in the case of depreciation and amortization, to the extent charged against the calculation of EBIT) for such period, and without duplication, (a) recurring interest income for such period, plus (b) recurring rental income for such period, plus (c) realized
        ----                                              ----
hedge gains (or minus in the case of realized hedge losses) for such period,
                -----
plus (d) depreciation and amortization for such period; provided, however, for
----                                                    --------  -------
purposes of this Credit Agreement, for the avoidance of doubt, the determination of EBITDA shall exclude, in any event, and without duplication, any and all reversals of charges, recovery of cash, or income or gain items, attributable to
(i) any matters relating to the obligation of the Company and its Subsidiaries to pay or otherwise fund any interest on overdue interest accruing prior to the Reorganization relating to certain pre-Reorganization debt securities of E-II Holdings, (ii) any collection or other realization of any loans or other advances made to the E-II Settlement Trust, or any write-ups or write-downs of assets consisting of amounts owing in respect of, or receivables relating to, such loans or advances or increases or decreases in reserves with respect thereto, (iii) any revaluation of balance sheet liabilities previously accrued with respect to the applicable pension plans which are (or were) subject to any Plan Agreements (as defined in the Prior Credit Agreement) made upon the assumption or merger of any Guaranteed Pension Plan which is (or was) the subject of a Plan Agreement with a Guaranteed Pension Plan not so subject; further, provided, however, the determination of EBITDA shall exclude, without
-------  --------
duplication, to the extent deducted in determining EBIT or EBITDA, the following: (A) the applicable transaction expenses associated with the refinancing of the Prior Credit Agreement contemplated by this Credit Agreement, and any charges in respect of fees and expenses incurred in connection with the Recapitalization and the Related Transactions, (B) the premium associated with the Subordinated Note Tender Offer for purchasing or defeasing (if applicable) the Subordinated Notes (to the extent such premium does not exceed 20% of par value) and all other transaction expenses related thereto, (C) any non-cash charges that are not associated with the operations of the Borrowers or their Subsidiaries, (D) restructuring charges (and one-time charges or costs associated with the relevant restructuring giving rise to restructuring charges) of up to $8,293,000 in aggregate that may be incurred during the fiscal year ending January 31, 1999, (E) charges consisting of not more than $4,000,000 in the aggregate of U.S. and Mexico production variances to the extent incurred during the last two fiscal quarters of the fiscal year ending January 31, 1998,
(F) costs and expenses (not in excess of $5,200,000) related to the previous matters involving the potential sale and evaluation of other strategic alternatives of the Company including legal and investment banking fees, (G) net restructuring charges (and net one-time charges or costs associated with the relevant restructuring charges) of up to $1,900,000 incurred during the last fiscal quarter of the fiscal year ended January 31, 1998, (H) any non-cash charges in the fiscal year ending January 31, 1999 in respect of the potential disposal or liquidation of the Company's investment in its joint venture in China; and (I) charges associated with the exercise or adjustment of employee stock options and employee restricted stock in connection with the Recapitalization and the Related Transactions, of which not more than $2,000,000 of such excluded charges shall consist of cash charges (as determined on a cumulative, aggregate basis).

     Solely for the purpose of the calculation of EBITDA as utilized in the determination of the Senior Leverage Ratio and the Leverage Ratio, for Reference Periods ending on or after the consummation of an acquisition of an entity or business pursuant to (S)10.5.1(c) or (S)10.5.1(f), without duplication (x) for such portions of the applicable Reference Period that are prior to the effective date of the consummation of such acquisition (the "Pre-Acquisition Period"), except as provided in clause (y) of this sentence, the amount equal to the "operating income" (before provision for interest expense and income taxes) of the acquired entity or business (or the equivalent term, as used by such entity in its financial statements) determined in accordance with generally accepted accounting principles plus, to the extent otherwise excluded from the
                      ----
calculation of such "operating income" (or, in the case of depreciation and amortization, to the extent charged against the calculation of such "operating income") for such period, and without duplication, for such entity or business,
(a) recurring interest income for such period, plus (b) recurring rental income
                                               ----
for such period, plus (c) realized hedge gains (or minus in the case of realized
                 ----                              -----
hedge losses) for such period, plus (d) depreciation and amortization for such
                               ----
period, shall be added to the calculation of EBITDA for any applicable Reference Period that includes such Pre-Acquisition Period, and (y) for such Pre-Acquisition Period of the applicable Reference Period, the determination of the "operating income" of the acquired entity or business and the determination of EBITDA shall exclude in any event, and without duplication, all items of income, revenue and expenses that were realized or incurred by the acquired entity or business and the Company and its Non-Excluded Subsidiaries arising out of transactions between the acquired entity or business and the Company and its Non-Excluded Subsidiaries (as if such acquired entity or business were deemed to be consolidated with the Company and its Non-Excluded Subsidiaries during all of such Pre-Acquisition Period).

     E-II Holdings.  E-II Holdings, Inc., a Delaware corporation and predecessor
     -------------
to the Company (prior to the Reorganization).

     E-II Settlement Trust.  The settlement trust established pursuant to the E-
     ---------------------
II Settlement Trust Agreement.

     E-II Settlement Trust Agreement.  The Settlement Trust Agreement dated June
     -------------------------------
8, 1993 among E-II Holdings, Astrum, and Hillel Weinberger as trustee.

     Eligible Assignee.  Any of (a) a commercial bank or finance company
     -----------------
organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $3,000,000,000 and having combined capital and surplus of at least $100,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $3,000,000,000 and having combined capital and surplus of at least $100,000,000; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD") or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow, or of a political subdivision of any such country, and having total assets in excess of $3,000,000,000 and having combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency
              --------
located in the United States, the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; (e) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having a combined capital and surplus in excess of $250,000,000; and (f) any other Permitted Entity; provided, in eachcase, that (except as provided in clause (a) of (S)
        --------
20.1) such Person is approved by the Administrative Agent, the Foreign Agent, the Issuing Bank, the Foreign Issuing Bank, the Fronting Bank, the Swing Line Lender, the Multicurrency Swing Line Lender, and (as provided in (S)20.1, so long as no Event of Default is continuing) the Borrowers, such approval (as provided in (S)20.1, in the case of the Borrowers) not to be unreasonably withheld or delayed (except that in the case of an assignment solely with respect to either or both of the Term Loans, no such approval shall be required to be obtained from the Issuing Bank, the Foreign Issuing Bank, the Swing Line Lender, or the Multicurrency Swing Line Lender, and in the case of an assignment solely with respect to the Domestic Term Loan, no approval shall be required to be obtained from the Foreign Agent or the Fronting Bank). The Company or an Affiliate of the Company shall not qualify as an Eligible Assignee.

     Emerging Market Subsidiary.  Any Foreign Subsidiary of the Company, direct
     --------------------------
or indirect, as to which (a) the principal operations of such Subsidiary are not located in the United States of America, Canada, Western Europe or Japan, (b) the Board of Directors of the Company has designated such Subsidiary as an Emerging Market Subsidiary, and the Company has provided written notice to the Administrative Agent in reasonable detail of such designation within five (5) Business Days after designation thereof, (c) such Foreign Subsidiary has never been a

Non-Excluded Subsidiary after previously being an Emerging Market Subsidiary, and (d) such Subsidiary does not own any capital stock of, or own or hold any lien, security interest or encumbrance on, any property of the Company or any Non-Excluded Subsidiary of the Company, provided, however, no Subsidiary shall
                                        --------  -------
be subsequently designated as an Emerging Market Subsidiary if any Default or Event of Default has occurred and is continuing, or would exist immediately after giving effect to such designation. The Foreign Subsidiaries listed on
Schedule 8.22 hereto will be deemed to have been timely designated as Emerging
-------------
Market Subsidiaries and will accordingly be Emerging Market Subsidiaries if they meet and continue to meet the requirements of clauses (a), (c) and (d) of this definition. For the purposes of determining whether the Company's interest in Chia Tai Samsonite (H.K.) Limited otherwise meets the definition of Emerging Market Subsidiary, the Company's joint venture interest in Chia Tai Samsonite (H.K.) Limited shall be deemed to be a Foreign Subsidiary of the Company which has been timely designated as an Emerging Market Subsidiary and will accordingly be an Emerging Market Subsidiary if it meets and continues to meet the requirements of clauses (a), (c) and (d) of this definition.

     Employee Benefit Plan.  Any employee benefit plan within the meaning of
     ---------------------
(S)3(3) of ERISA maintained or contributed to by any Borrower or any of its ERISA Affiliates, other than a Multiemployer Plan.

     Environmental Laws.  See (S)8.18(a) hereof.
     ------------------

     Equity Tender Offer.  The Company's offer, pursuant to the Equity Tender
     -------------------
Offer Documents, to purchase up to 10,500,000 shares of the Company's Common Stock on the Closing Date at a price of $40.00 per share (up to $420,000,000 in the aggregate).

     Equity Tender Offer Documents.  The Offer to Purchase dated May 20, 1998
     -----------------------------
relating to the Equity Tender Offer, as modified by the Supplement thereto dated June 9, 1998, and as extended through a date prior to the Closing Date on terms satisfactory to the Administrative Agent, together with all schedules, exhibits, and annexes thereto, in the form delivered to and approved by the Administrative Agent prior to the Closing Date.

     ERISA.  The Employee Retirement Income Security Act of 1974, as amended and
     -----
in effect from time to time.

     ERISA Affiliate.  Any Person which is treated as a single employer with a
     ---------------
specified Person under (S)414 of the Code.

     ERISA Reportable Event.  A reportable event within the meaning of (S)4043
     ----------------------
of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

     "Euro" or "Euro" Currency.  See (S)4.11.6 hereof.
      ------------------------

     Eurocurrency Interbank Market.  Any lawful recognized market in which
     -----------------------------
deposits of Dollars and the relevant Optional Currencies are offered by international banking units of United States banking institutions and by foreign banking institutions to each other and in which foreign currency and exchange operations or eurocurrency funding operations are customarily conducted.

     Eurocurrency Lending Office.  Initially, the office of each Multicurrency
     ---------------------------
Lender and the Fronting Bank designated as such in Schedule 1 hereto;
                                                   -------- -
thereafter, such other office of such Multicurrency Lender and Fronting Bank, if any, that shall be making or maintaining Multicurrency Loans.

     Eurocurrency Offered Rate.  For any Interest Period with respect to a
     -------------------------
Multicurrency Loan, the rate per annum (rounded upwards to the nearest 1/16 of one percent) equal to the rate at which the Fronting Bank is offered deposits in Dollars or the relevant Optional Currency, as the case may be, two (2) Business Days prior to the beginning of such Interest Period in the Eurocurrency Interbank Market where the foreign currency and exchange operations or eurocurrency funding operations of the Fronting Bank are customarily conducted at or about 10:00 a.m. (Applicable Belgium Time) for delivery on the first day of such Interest Period and for the number of days comprised therein and in an amount comparable to the amount of the Multicurrency Loan of the Fronting Bank to which such Interest Period applies.

     Eurocurrency Rate.  With respect to all Multicurrency Loans for any
     -----------------
Interest Period, the annual rate of interest, rounded to the nearest 1/16th of 1%, determined by the Foreign Agent for such Interest Period in accordance with the following formula:

     Eurocurrency Rate =      Eurocurrency Offered Rate
                              -----------------------------
                              1 - Eurocurrency Reserve Rate

     Eurocurrency Reserve Rate.  With respect to any Interest Period for any
     -------------------------
Multicurrency Loan, the aggregate of the rates (expressed as a decimal) of reserve requirements current on the date two (2) Business Days prior to the beginning of such Interest Period (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto), as now and from time to time hereafter in effect, dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) required to be maintained by a member bank of such System or other governmental authority having jurisdiction with respect thereto.

     Eurodollar Borrowing.  A Borrowing comprised of Eurodollar Rate Loans or
     --------------------
Multicurrency Loans.

     Eurodollar Business Day.  Any day on which commercial banks are open for
     -----------------------
international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Administrative Agent in its sole discretion acting in good faith.

     Eurodollar Lending Office.  Initially, the office of each Lender designated
     -------------------------
as such in Schedule 1 hereto; thereafter, such other office of such Lender, if
           -------- -
any, that shall be making or maintaining Eurodollar Rate Loans.

     Eurodollar Rate.  For any Interest Period with respect to Eurodollar Rate
     ---------------
Loans, the rate of interest per annum (rounded upward to the next 1/16th of 1%) determined by the Administrative Agent as follows:

     Eurodollar Rate  =       Eurodollar Offered Rate
                              -----------------------------------
                              1.00  Eurodollar Reserve Percentage

     Where,

          "Eurodollar Reserve Percentage" means for any day for any Interest
           -----------------------------
     Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

          "Eurodollar Offered Rate" means the rate of interest per annum
           -----------------------
     notified to the Administrative Agent by the Reference Bank as the rate of interest per annum (rounded upward to the nearest 1/16 of one percent) at which Dollar deposits in the approximate amount of the amount of the Loan to be made or continued as, or converted into, a Eurodollar Rate Loan by the Reference Bank and having a maturity comparable to such Interest Period would be offered to major banks in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of the Reference Bank's Eurodollar Lending Office are customarily conducted, at their request at approximately 11:00 a.m. (London time) two Eurodollar Business Days prior to the commencement of such Interest Period.

The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

     Eurodollar Rate Loans.  Those Revolving Credit Loans and all or any
     ---------------------
portions of the Domestic Term Loan bearing interest calculated by reference to the Eurodollar Rate.

     Event of Default.  See (S)14.1 hereof.
     ----------------

     Excluded Entities.  Any Person which is (a) a Subsidiary that is not a
     -----------------
Guarantor; (b) an Excluded Subsidiary; or (c) a Person that is not a Subsidiary.

     Excluded Possessory Collateral.  See (S)7.1 hereof.
     ------------------------------

     Excluded Subsidiary.  (a) Bargain Time; (b) York Industrial; and (c) each
     -------------------
Emerging Market Subsidiary, provided, however, that in the event any Excluded
                            --------  -------
Subsidiary shall for any reason be or become (or be required to become) a Guarantor hereunder, such Excluded Subsidiary shall, immediately upon being or becoming a Guarantor, no longer be considered an Excluded Subsidiary.

     Existing Foreign Letters of Credit.  Certain Foreign Letters of Credit
     ----------------------------------
outstanding on the Closing Date that were issued by Generale Bank N.V. for the account of the Samsonite Europe pursuant to the Prior Credit Agreement, which Foreign Letters of Credit are more fully described and listed on Schedule 1C
                                                                 -----------
hereto.

     Existing Letters of Credit.  Certain Letters of Credit outstanding on the
     --------------------------
Closing Date that were issued by BKB for the account of the Company or any of its Subsidiaries pursuant to the Prior Credit Agreement, which Letters of Credit are more fully described and listed on Schedule 1B hereto.
                                       -----------

     Federal Funds Rate.  For any day, the rate set forth in the weekly
     ------------------
statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such Business Day, the rate for such day will be the arithmetic mean as determined by the Administrative Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent.

     Fee Letters.  The fee letter initially dated as of June 8, 1998 by and
     -----------
among the Company, the Lead Agents, and the Arrangers, as amended and restated as of the Closing Date, and the fee letter dated as of the Closing Date by and among the Company and the Foreign Agent, as each of the same may be amended, supplemented, restated or otherwise modified from time to time.

     Foreign Agent.  Generale Bank N.V., in its capacity as foreign agent for
     -------------
the Agents and the Lenders.

     Foreign Documentary Letter of Credit Fee.  See (S)5.6.2 hereof.
     ----------------------------------------

     Foreign Documentary Letter of Credit Fee Rate.  As referred to as such in
     ---------------------------------------------
the table contained in the definition of Applicable Margin.

     Foreign Documentary Letter of Credit Issuance Fee.  See (S)5.6.2 hereof.
     -------------------------------------------------

     Foreign Excluded Subsidiary.  An Excluded Subsidiary that is a Foreign
     ---------------------------
Subsidiary.

     Foreign Issuing Bank.  Generale Bank N.V., as issuer of the Foreign Letters
     --------------------
of Credit for the account of Samsonite Europe.

     Foreign Letter of Credit.  See (S)5.1.1(b) hereof.
     ------------------------

     Foreign Letter of Credit Application.  See (S)5.1.2(b) hereof.
     ------------------------------------

     Foreign Letter of Credit Fee.  See (S)5.6.2 hereof.
     ----------------------------

     Foreign Letter of Credit Participation.  See (S)5.1.4(b) hereof.
     --------------------------------------

     Foreign Non-Excluded Subsidiary.  A Non-Excluded Subsidiary that is a
     -------------------------------
Foreign Subsidiary.

     Foreign Pledge Agreements.  Collectively, (a) the Belgian Pledge Agreement,
     -------------------------
(b) the Securities Pledge Agreement dated or to be dated on or prior to the Closing Date among the Company, Samsonite Canada Inc. and the Administrative Agent, pursuant to which the Company pledges sixty-six percent (66%) of the capital stock of Samsonite Canada Inc. to the Administrative Agent, and in form and substance satisfactory to the Administrative Agent, (c) the Stock Pledge Agreement dated or to be dated on or prior to the Closing Date among the Company, Samsonite Latinoamerica, S.A. de C.V., and the Administrative Agent, pursuant to which the Company pledges sixty-six percent (66%) of the capital stock of Samsonite Latinoamerica, S.A. de C.V. to the Administrative Agent, and in form and substance satisfactory to the Administrative Agent, and (d) pledge agreements evidencing such other pledges of the equity interests of Foreign Subsidiaries as are required by (S)9.15 hereof.

     Foreign Reimbursement Obligation.  Samsonite Europe's obligation to
     --------------------------------
reimburse the Foreign Issuing Bank and the Lenders on account of any drawing under any Foreign Letter of Credit as provided in (S)5.2.2.

     Foreign Standby Letter of Credit Fee.  See (S)5.6.2 hereof.
     ------------------------------------

     Foreign Standby Letter of Credit Issuance Fee.  See (S)5.6.2 hereof.
     ---------------------------------------------

     Foreign Subsidiary.  Any Subsidiary which conducts substantially all of its
     ------------------
business in countries other than the United States of America and that is organized under the laws of a jurisdiction other than the United States of America and the States (or the District of Columbia) thereof.

     Foreign Term Loan.  The term loan made or to be made by the Multicurrency
     -----------------
Lenders and the Fronting Bank to Samsonite Europe in Belgian francs on the Closing Date, with risk participations therein held by the Non-Multicurrency Lenders, in each case according to their Foreign Term Loan Commitment Percentages thereof, in the aggregate principal amount of Belgian francs 1,853,750,000 (the Dollar Equivalent of which amount is $50,000,000 as of the Closing Date) pursuant to (S)3.1.2.

     Foreign Term Loan Commitment Percentage.  With respect to each Lender, the
     ---------------------------------------
percentage set forth on Schedule 1 hereto as such Lender's percentage (giving
                        ----------
effect to the risk participation of such Lender in that portion of the Foreign Term Loan that is a Fronted Loan, if such Lender is a Non-Multicurrency Lender) of the Foreign Term Loan.

     Foreign Term Loan Maturity Date.  June 24, 2003.
     -------------------------------

     Foreign Term Loan Refinancing Debt.  See (S)10.1(r) hereof.
     ----------------------------------

     Foreign Term Obligations.  See (S)20.1 hereof.
     ------------------------

     Foreign Unpaid Reimbursement Obligation.  Any Foreign Reimbursement
     ---------------------------------------
Obligation for which Samsonite Europe does not reimburse the Foreign Issuing Bank and the Lenders on the date specified in, and in accordance with, (S)5.2.2.

     Fronted Loans.  That portion of the Multicurrency Loans and the
     -------------
Multicurrency Swing Line Loans which are funded by the Fronting Bank and are not funded by another Multicurrency Lender.

     Fronting Bank.  Generale Bank N.V., acting through its Brussels, Belgium
     -------------
head office, as fronting bank and any other Person who replaces Generale Bank N.V. as Fronting Bank pursuant to the provisions of (S)6.11.4 hereof, provided,
                                                                      --------
for purposes of this Credit Agreement, in the event the Fronting Bank is also a Multicurrency Lender, such Person's funding requirements in its capacity as Fronting Bank shall not include its independent requirement in its individual capacity to fund as a Multicurrency Lender.

     Fronting Fee.  See (S)6.11 hereof.
     -------- ---

     Fronting Loan Event.  A Fronting Loan Event shall be deemed to occur if at
     -------------------
any time it should become illegal or would violate any law, order, regulation or policy (including any internal banking or other lending policy of the Fronting
Bank) or would otherwise not be practicable for the Fronting Bank to hold the Fronted Loans.

     generally accepted accounting principles or Generally Accepted Accounting
     -----------------------------------------   -----------------------------
Principles or GAAP.  (a) When used in (S)11, whether directly or indirectly
-----------   ----
through reference to a capitalized term used therein, means (i)
principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and (ii) to the extent consistent with such principles, the accounting practice of the Company and its Subsidiaries reflected in its financial statements for the year ended on the Balance Sheet Date, and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of the Company and its Subsidiaries adopting the same principles, provided that in each case referred to in this definition of "generally accepted
--------
accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

     Guaranteed Obligations.  See (S)7.3.1. hereof.
     ---------- -----------

     Guaranteed Pension Plan.  Any employee pension benefit plan within the
     -----------------------
meaning of (S)3(2) of ERISA maintained or contributed to by any Borrower or any of its ERISA Affiliates that is subject to the requirements of Title IV of ERISA, other than a Multiemployer Plan.

     Guarantees.  The Guarantees, dated or to be dated on or prior to the
     ----------
Closing Date, or such later date as required by (S)9.13, made by the Guarantors in favor of the Lenders and the Agents pursuant to which such Guarantors guarantee to the Lenders and the Agents the payment and performance of the Obligations and in form and substance satisfactory to the Lenders and the Administrative Agent.

     Guarantors.  The Significant Domestic Subsidiaries, and such other Persons
     ----------
which are required to be or become guarantors from time to time pursuant to
(S)9.13 hereof.

     Hazardous Substances.  Any waste, contaminant, pollutant, hazardous
     --------------------
substance, toxic substance, hazardous waste, special waste, industrial substance or waste, radio-active materials, petroleum or petroleum-derived substance or waste, or any constituent or combination of any such substance or waste, which substance, contaminant, pollutant or material or waste is or shall hereafter become regulated under, governed by, or defined by any Environmental Law.

     Indebtedness.  Collectively, as to any particular Person(s), but without
     ------------
duplication of amounts, (a) all indebtedness for borrowed money or credit obtained, (b) all obligations for the deferred purchased price of property or services (other than trade payables not overdue by more than ninety (90) days incurred in the ordinary course of business), (c) all obligations evidenced by notes, bonds, debentures or other similar instruments,
(d) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capitalized Leases, (f) all obligations, contingent or otherwise, under acceptance, letter of credit or similar facilities, (g) all obligations to purchase, redeem, retire, defease or otherwise make any payment (including any mandatory dividends or Distributions) in respect of any capital stock or other equity interests or any warrants, rights or options to acquire such capital stock or other equity interests, (h) all Indebtedness of others referred to in clauses (a) through (g) above guaranteed directly or indirectly in any manner, or in effect guaranteed directly or indirectly through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, and (i) all Indebtedness referred to in clauses (a) through (g) above secured or supported by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured or supported by) any lien on (or other right of recourse to or against) property (including, without limitation, accounts and contract rights), even though the owner of the property has not assumed or become liable, contractually or otherwise, for the payment of such Indebtedness.

     Indemnified Liabilities.  Any and all liabilities, obligations, losses,
     -----------------------
damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including reasonable fees and disbursements of any law firm or other external counsel, and the allocated cost of internal legal services and disbursements of internal counsel) (the foregoing being referred to herein as ("Attorney Costs") of any kind or nature whatsoever which may at any time
  --------------
(including at any time following repayment of the Loans and the termination, resignation or replacement of the Agents or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Credit Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any bankruptcy or insolvency proceeding or appellate proceeding) related to or arising out of this Credit Agreement or the other Loan Documents or the Loans or the use of the proceeds thereof, whether or not any indemnified Person is a party thereto.

     Indenture Trustee.  United States Trust Company of New York, as Trustee
     -----------------
under the Subordinated Indenture.

     Instrument of Adherence.  See (S)20.12 hereof.
     -----------------------

     Insurance Event.  See (S)9.7.2 hereof.
     ---------------

     Interest Coverage Ratio.  As at any date of determination, the ratio of (a)
     -------- -------- -----
EBITDA for the Reference Period ended on such date to (b) Consolidated Total Interest Expense (other than interest charges not required to be paid in cash) of the Company and its Non-Excluded Subsidiaries for the Reference Period ended on such date. For purposes of clause (b) of this definition only, Consolidated Total Interest Expense shall also include, without duplication, (i) interest expense otherwise attributable (x) to Indebtedness of Excluded Subsidiaries, with respect to which Indebtedness of Excluded Subsidiaries, the Borrowers or their Non-Excluded Subsidiaries are subject to guaranties or other commitments or arrangements described in clauses (h) or (i) of the definition of "Indebtedness", or (y) if a default or event of default in respect of any particular Indebtedness of any Excluded Subsidiary exists that causes or results in a default or event of default in respect of any Indebtedness of the Borrowers or their Non-Excluded Subsidiaries in the principal amount in excess of $500,000 outstanding in the aggregate that permits or entitles the holders of any such Indebtedness of the Borrowers or their Non-Excluded Subsidiaries (as to which there has occurred any required giving of notice, or the passage of time, or both, as appropriate, with respect to such default or event of default applicable thereto) to accelerate the maturity thereof, to such Indebtedness of such Excluded Subsidiary and (ii) Distributions paid in cash with respect to the 1998 Preferred Stock.

     Ineligible Securities.  Securities which may not be underwritten or dealt
     ---------------------
in by member banks of the Federal Reserve System under Section 16 of the federal Banking Act of 1933 (12 U.S.C. (S)24, Seventh), as amended.

     Insurance Event.  See (S)9.7.2 hereof.
     ---------------

     Interest Payment Date.  (a) As to any Base Rate Loan, the last day of each
     ---------------------
calendar quarter, including the calendar quarter during which there occurs the Drawdown Date thereof; and (b) as to any Eurodollar Rate Loan, Multicurrency Loan, or Multicurrency Swing Line Loan in respect of which the Interest Period is (i) 3 months or less, the last day of such Interest Period and (i) more than 3 months, the date that is 3 months from the first day of such Interest Period and, in addition, the last day of such Interest Period.

     Interest Period.  With respect to each Revolving Credit Loan, Swing Line
     ---------------
Loan, Revolving Multicurrency Loan, Multicurrency Swing Line Loan or all or any relevant portion of either of the Term Loans, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the applicable

Borrower in a Loan Request (i) for any Base Rate Loan, the end of each day; (ii) for any Multicurrency Swing Line Loan, one (1), seven (7) or fourteen (14) days; and (iii) for any Multicurrency Loan or a Eurodollar Rate Loan, one (1), two
(2), three (3) or six (6) months (provided that a Borrower may select an
                                  --------
Interest Period of between seven (7) days and two (2) months for a Eurodollar Rate Loan or Multicurrency Loan if the amount that is the subject of such Interest Period is to be used to make a mandatory payment or mandatory prepayment of either Term Loan that is payable in sixty (60) days or less from the beginning of the Interest Period); and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan, Swing Line Loan, Revolving Multicurrency Loan, Multicurrency Swing Line Loan or all or such portion of either of the Term Loans and ending on the last day of one of the periods set forth above, as selected by the applicable Borrower in a Conversion Request; provided that all of the
                                                 --------
foregoing provisions relating to Interest Periods are subject to the following:

               (a) if any Interest Period with respect to (i) a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day; and (ii) a Multicurrency Loan or a Multicurrency Swing Line Loan would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

               (b) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

               (c) if the relevant Borrower shall fail to give notice as provided in (S)2.8, (S)3.5.3, and (S)4.8, as the case may be, such Borrower shall (i) in the case of Revolving Credit Loans and all or the applicable portion of the Domestic Term Loan, be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto; (ii) in the case of Revolving Multicurrency Loans, be deemed to have requested the continuation of such Multicurrency Loans for a one (1) month Interest Period on the last day of the current Interest Period with respect thereto and (iii) in the case of all or the applicable portion of the Foreign Term Loan, be deemed to have requested the continuation of such Multicurrency Loan for a one (1) month Interest Period on the last day of the then current Interest Period with respect thereto;

               (d) any Interest Period relating to any (i) Eurodollar Rate Loan that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and (ii) Multicurrency Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

               (e) any Interest Period relating to any Eurodollar Rate Loan, Multicurrency Loan or Multicurrency Swing Line Loan that would otherwise extend beyond the Revolving Credit Loan Maturity Date (if comprising a Revolving Credit Loan), the Domestic Term Loan Maturity Date (if comprising the Domestic Term Loan or a portion thereof), the Foreign Term Loan Maturity Date (if comprising the Foreign Term Loan or a portion thereof) or the Multicurrency Loan Maturity Date (if comprising a Revolving Multicurrency Loan or a Multicurrency Swing Line Loan) shall end on the Revolving Credit Loan Maturity Date, Domestic Term Loan Maturity Date, Foreign Term Loan Maturity Date or Revolving Multicurrency Loan Maturity Date, as applicable;

               (f) interest shall accrue for the first day of each Interest Period and for each day thereafter up to but not including the last day of the Interest Period; however, if an Interest Period is one day, then interest shall accrue for such day; and

               (g) from the Closing Date until the end of the Primary Syndication Period, (i) each Interest Period commenced for the Foreign Term Loan must have a duration of one month; (ii) each Interest Period commenced for all or any portion of the Domestic Term Loan constituting a Eurodollar Rate Loan must have a duration of one month;
          (iii) each Interest Period for all or any portion of the Term Loans (other than the portions of the Domestic Term Loan constituting Base Rate Loans) must be co-terminous with all other Interest Periods applicable to the Term Loans (other than the portions of the Domestic Term Loan constituting Base Rate Loans); and (iv) each Interest Period commenced for all or any portion of any Loans (other than Term Loans, and other than Base Rate Loans) must be co-terminous with the Interest Periods for the Term Loans

          (other than the portions of the Domestic Term Loan constituting Base Rate Loans).

     Investments.  Without duplication, all expenditures made and all
     -----------
Indebtedness incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments or arrangements as described under clauses (h) or (i) of the definition of Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by any such guaranty or other commitment or arrangement shall be taken at not less than the principal amount of the obligations guaranteed or otherwise supported and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (c) except for purposes of (S)10.3(h) hereof, (but without affecting the calculations with respect to Returned Investments provided for therein) there shall be deducted in respect of each such Investment any amount received in the nature of a return or repurchase of capital or a repayment of principal; (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

     Issuing Bank.  BKB, as issuer of certain Letters of Credit for the account
     ------------
of the Company issued prior to the Closing Date, and BofA, as issuer of the Letters of Credit for the account of the Company issued on or after the Closing Date.

     Japanese License Agreements.  Both of (a) the License Agreement, dated as
     ---------------------------
of December 3, 1990, among Samsonite, Ace Company Limited and Ace Luggage Co., Ltd., as amended by the First Amendment and Renewal of License Agreement, dated as of November 11, 1994, and by the Second Amendment to License Agreement dated January 1, 1996, and (b) the Amended and Restated License Agreement, dated as of November 11, 1994, between Samsonite and Ace Company Limited for Lark and American Tourister Trademarks - Japan.

     Joint Venture Subsidiary.  A Non-Excluded Subsidiary of the Company in
     ------------------------
which one or more Persons who have provided or are providing operating assets or services to such Non-Excluded Subsidiary beneficially owns not less than fifty percent (50%) of the portion of the capital stock or ownership interests of such Non-Excluded Subsidiary which are not owned by the Company or a Non-Excluded Subsidiary of the Company.

     JV Interest Holding Company.  See (S)10.3(f) hereof.
     ---------------------------

     Lead Agents.  Collectively, the Administrative Agent and the Syndication
     -----------
Agent.

     Lenders.  BofA, BKB, and the other lending institutions listed on Schedule
     -------                                                           --------
1 hereto (as such Schedule 1 may be amended from time to time pursuant
-                 ----------
(S)(S)20.4 or 20.12 hereof) and any other Person who becomes an assignee of any rights and obligations of a Lender pursuant to (S)20 (other than any such Persons acting solely in the capacity of participants) or a New Lender pursuant to (S)20.12 and, unless the context otherwise requires, the Fronting Bank, the Foreign Issuing Bank, and the Issuing Bank. References to the Lenders in the context of Loans of a particular Type shall be construed as references to only those Lenders having Commitments or holding Loans of such Type.

     Letter of Credit.  See (S)5.1.1(a) hereof.
     ----------------

     Letter of Credit Application.  See (S)5.1.1(a) hereof.
     ----------------------------

     Letter of Credit Fee.  See (S)5.6.1 hereof.
     --------------------

     Letter of Credit Participation.  See (S)5.1.4(a) hereof.
     ------------------------------

     Leverage Ratio.  As at any date of determination, the ratio of (a) Total
     --------------
Funded Indebtedness of the Company and its Non-Excluded Subsidiaries outstanding on such date to (b) EBITDA of the Company and its Non-Excluded Subsidiaries for the Reference Period ended on such date.

     Loan Accounts.  Collectively, the Term Loan Account and the Multicurrency
     -------------
Loan Account.

     Loan Documents.  This Credit Agreement, the Notes, the Letter of Credit
     --------------
Applications, the Foreign Letter of Credit Applications, the Letters of Credit, the Foreign Letters of Credit, the Fee Letters, and the Security Documents.

     Loan Request.  See (S)2.7 hereof.
     ------------

     Loans.  The Revolving Credit Loans, the Swing Line Loans, the Revolving
     -----
Multicurrency Loans, the Multicurrency Swing Line Loans, and the Term Loans.

     Majority Domestic Term Loan Lenders.  As of any date, the Lenders whose
     -----------------------------------
aggregate Domestic Term Loan Commitment Percentages total at least fifty-one percent (51%).

     Majority Foreign Term Loan Lenders.  As of any date, the Lenders whose
     ----------------------------------
aggregate Foreign Term Loan Commitment Percentages total at least fifty-one percent (51%).

     Majority Lenders.  As of any date, (a) the Lenders having Total Percentages
     ----------------
aggregating to at least fifty-one percent (51%) on such date, or (b) for purposes of acceleration of the Loans and all other amounts owing under this Credit Agreement and the other Loan Documents pursuant to (S)14 hereof, those Lenders whose share of (i) Loans and Letter of Credit Participations in Unpaid Reimbursement Obligations outstanding on such date (including such Lender's unfunded portion of any Swing Line Loan or Multicurrency Swing Line Loan) and Foreign Letter of Credit Participations in Foreign Unpaid Reimbursement Obligations outstanding on such date plus (ii) the aggregate Maximum Drawing
                                     ----
Amount of all Letters of Credit and Foreign Letters of Credit, plus (iii) the
                                                               ----
participating risks associated with any Fronted Loan aggregate to at least fifty one percent (51%) of the sum of the aggregate principal amount of Loans, Unpaid Reimbursement Obligations, and Foreign Unpaid Reimbursement Obligations outstanding on such date plus the aggregate Maximum Drawing Amount of all Letters of Credit and Foreign Letters of Credit outstanding on such date.

     Majority Revolving Lenders.  As of any date of determination, the Lenders
     --------------------------
whose aggregate Commitments constitute at least fifty-one percent (51%) of the sum of the Total Revolving Commitment and the Total Revolving Multicurrency Commitment, or, if the Commitments are terminated, the Lenders holding at least fifty-one percent (51%) of the sum of the outstanding principal amount on such date of all Revolving Credit Loans, Revolving Multicurrency Loans, Letter of Credit Participations in Unpaid Reimbursement Obligations, Foreign Letter of Credit Participations in Foreign Unpaid Reimbursement Obligations and participating interests in the risk relating to outstanding Letters of Credit, Foreign Letters of Credit and Fronted Loans that are Revolving Multicurrency Loans).

     Material Adverse Effect.  A material adverse effect on (a) the business,
     -----------------------
condition (financial or otherwise), operations, performance, properties or prospects of the Company, individually, or the Company and its Subsidiaries taken as a whole, (b) the validity, perfection, or priority of the security interest of the Lenders in the Collateral created pursuant to the Security Documents, (c) the rights and remedies of the Agents or any Lender under any Loan Document or (d) the ability of the Obligors to perform their Obligations under the Loan Documents.

     Maximum Drawing Amount.  The maximum aggregate amount that the
     ----------------------
beneficiaries may at any time draw under outstanding Letters of Credit or Foreign Letters of Credit, as the case may be, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit or Foreign Letter of Credit, as the case may be.

     Maximum Unused Revolving Commitment.  With respect to any Lender at any
     ------- ------ --------- ----------
time, (a) such Lender's Revolving Commitment at such time minus (b) the sum of
                                                          -----
(i) the aggregate principal amount of all Revolving Credit Loans and Swing Line Loans made (in each case) by such Lender and which are outstanding at such time and Unpaid Reimbursement Obligations owing to such Lender, plus (ii) without duplication, such Lender's Revolving Credit Commitment Percentage of the Maximum Drawing Amount of all Letters of Credit issued and outstanding at such time.

     Maximum Unused Revolving Multicurrency Commitment.  With respect to any
     -------------------------------------------------
Lender at any time, (a) such Lender's Revolving Multicurrency Commitment at such time minus (b) the sum of (i) such Lender's Revolving Multicurrency Commitment
     -----
Percentage of all Revolving Multicurrency Loans which are outstanding at such time, (ii) the aggregate principal amount of all Multicurrency Swing Line Loans made by such Lender and which are outstanding at such time and Foreign Unpaid Reimbursement Obligations owing to such Lender, plus (iii) without duplication, such Lender's Revolving Multicurrency Commitment Percentage of the Maximum Drawing Amount of all Foreign Letters of Credit issued and outstanding at such time.

     McCrory.  McCrory Corporation, a Delaware corporation.
     -------

     McGregor.  McGregor II, LLC, a Delaware limited liability company.
     --------

     Moody's.  Moody's Investors Service, Inc.
     -------

     Multicurrency Commitment Fee.  See (S)4.3 hereof.
     ----------------------------

     Multicurrency Lender.  Any Lender which, at the time of making any
     --------------------
applicable Multicurrency Loan or Multicurrency Swing Line Loan, or, for purposes of (S)6.11.3 hereof, at the relevant date of determination, (a) has a Multicurrency Lending Office, (b) would not, by virtue of making any Multicurrency Loan or Multicurrency Swing Line Loan to Samsonite Europe, subject Samsonite Europe to any withholding tax as a result of the making of such Multicurrency Loan or Multicurrency Swing Line Loan (including the payment of principal and interest on such Multicurrency Loan or Multicurrency Swing Line Loan to such Lender by Samsonite Europe), (c) has the requisite (i) organizational power and authority, (ii) power and authority under all Belgian and other laws and regulations and (iii) governmental consents, licenses and permits from all applicable jurisdictions, governmental agencies, authorities and central banks, if any, to make the Multicurrency Loan or Multicurrency Swing Line Loan, (d) can lawfully make such Multicurrency Loan or Multicurrency Swing Line Loan and receive and enforce payments of principal and interest thereon,
(e) is not subject to any withholding tax as a result of making such Multicurrency Loan or Multicurrency Swing Line Loan, or receiving any principal or interest payments in respect thereof, and (f) is properly qualified to do business as a bank, to lend and make commercial loans, and to take deposits in Belgium. Notwithstanding the foregoing, BofA will not be a Multicurrency Lender until the earlier of (i) July 31, 1998, or (ii) the date specified by BofA in a notice to the Fronting Bank. As of the Closing Date, the only Multicurrency Lender is Generale Bank N.V.

     Multicurrency Lending Office.  The lending office of each Multicurrency
     ----------------------------
Lender located in Belgium that will be making or maintaining Multicurrency
Loans.

     Multicurrency Loan Account.  See (S)4.5 hereof.
     --------------------------

     Multicurrency Loans.  Collectively, the Revolving Multicurrency Loans and
     -------------------
the Foreign Term Loan.

     Multicurrency Swing Line Borrowing.  A borrowing consisting of a
     ----------------------------------
Multicurrency Swing Line Loan made by any Multicurrency Swing Line Lender.

     Multicurrency Swing Line Facility.  See (S)4.2.1 hereof.
     ---------------------------------

     Multicurrency Swing Line Lender.  Generale Bank N.V.
     -------------------------------

     Multicurrency Swing Line Loan.  Any Loan made by (a) any Multicurrency
     ------------------------ ----
Swing Line Lender pursuant to (S)4.2.1 or (b) any Multicurrency Lender and the Fronting Bank pursuant to (S)4.2.2.

     Multiemployer Plan.  Any multiemployer plan within the meaning of (S)3(37)
     ------------------
of ERISA maintained or contributed to by any Borrower or any of its ERISA Affiliates.

     Net Asset Sale Proceeds.  The net cash proceeds received by the Company and
     -----------------------
its Non-Excluded Subsidiaries in respect of any Asset Sale (including cash received as consideration for the assumption of liabilities incurred in connection with or in anticipation of such Asset Sale), less the sum of (a) all reasonable out-of-pocket fees, commissions and other expenses incurred in connection with such Asset Sale, including the amount (estimated in good faith by such Person) of income, franchise, sales and other applicable taxes required to be paid by such Person in connection with such Asset Sale, (b) the aggregate amount of cash so received by such Person which is used to retire (in whole or in part) any Indebtedness (other than under the Loan Documents) of such Person permitted by this Credit Agreement that was secured by a lien or security interest (if any) permitted by this Credit Agreement having priority over the liens and security interests (if any) of the Administrative Agent (for the benefit of the Lenders) with respect to such assets transferred and which is required to be repaid in whole or in part (which repayment, in the case of any other revolving credit arrangement or multiple advance arrangement, reduces the commitment thereunder) in connection with such Asset Sale, (c) any amount of cash required to be placed in escrow by one or more third parties to a transaction relating to contingent liabilities associated with such Asset Sale until such cash is released to such Person, and (d) the amount of reasonable reserves determined in accordance with generally accepted accounting principles relating to contingent liabilities associated with a such Asset Sale, with such amount to be reduced as such reserves are reduced. Upon the liquidation or conversion into cash of any promissory notes and other non-cash consideration received by the Company or any Non-Excluded Subsidiary in respect of any Asset Sale, the amount of such cash shall be deemed to be cash proceeds received by the Company and its Non-Excluded Subsidiaries in respect of an Asset Sale as of the date of such liquidation or conversion.

     Net Debt Issuance Proceeds.  With respect to any Debt Issuance, the gross
     --------------------------
cash proceeds received by such Person from such Debt Issuance minus the
                                                              -----
reasonable and customary transaction expenses (including without limitation, any underwriting discounts and commissions) actually incurred in connection with such Debt Issuance.

     Net Insurance Proceeds.  The insurance proceeds received by any Borrower or
     ----------------------
Non-Excluded Subsidiary in respect of any Insurance Event, less the sum of (a) all reasonable out-of-pocket expenses incurred in order to collect such insurance proceeds, and (b) the amount of such insurance proceeds that was received in respect of Collateral (i) which was permitted by this Agreement to be subject to a lien having priority over the lien granted to the Collateral Agent pursuant to the Security Documents, (ii) which was in fact secured by such lien having priority over the lien granted therein to the Collateral Agent pursuant to the Security Documents, (iii) as to which the holder of the lien described in clause (ii) of this definition was named as a loss payee or mortgagee in respect of the casualty insurance that secured such Collateral, and
(iv) which was actually paid in cash to the holder of such lien that was described in clause (ii) of this definition.

     New Lender.  See (S)20.12 hereof.
     ----------

     1995 Subordinated Indenture.  The Indenture dated as of July 14, 1995
     ---------------------------
between the Company and United States Trust Company of New York, as trustee, relating to the 1995 Subordinated Notes, as modified pursuant to the Subordinated Note Tender Offer Documents.

     1995 Subordinated Notes.  The 11 1/8% Senior Subordinated Notes due 2005 in
     -----------------------
the initial aggregate amount of $190,000,000 issued pursuant to the 1995 Subordinated Indenture.

     1998 Preferred Stock.  The Company's 13.875% Senior Redeemable Exchangeable
     --------------------
Preferred Stock, par value $0.01 per share, liquidation preference $1,000 per share, issued pursuant to the 1998 Preferred Stock Documents.

     1998 Preferred Stock Documents.  The Company's Certificate of Designation
     ------------------------------
of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of 13.875% Senior Redeemable

Exchangeable Preferred Stock, Series A, and Qualifications, Limitations and Restrictions Thereof relating to the 1998 Preferred Stock, and the Registration Rights Agreement, relating thereto dated as of June 24, 1998, in each case in the form delivered to the Administrative Agent prior to the Closing Date.

     1998 Preferred Stock Issuance.  The transaction pursuant to which the 1998
     -----------------------------
Preferred Stock was issued.

     1998 Subordinated Debt.  The Indebtedness incurred by the Company
     ----------------------
consisting of the Subordinated Notes issued pursuant to the Subordinated Indenture.

     1998 Subordinated Debt Issuance.  The transaction pursuant to which the
     -------------------------------
1998 Subordinated Debt was incurred and the Subordinated Indenture was executed.

     Non-Affected Lenders.  See (S)6.2.6 hereof.
     --------------------

     Non-Excluded Subsidiary.  Any Subsidiary which is not an Excluded
     -----------------------
Subsidiary. For the avoidance of doubt, the parties confirm that Samsonite Europe is a Non-Excluded Subsidiary. The Company and its Subsidiaries shall not have the right to change the status of an Excluded Subsidiary to a Non-Excluded Subsidiary unless (a) such Excluded Subsidiary gives notice to the Administrative Agent that it has irrevocably elected to be a Non-Excluded Subsidiary for purposes of this Credit Agreement, (b) such Person becomes a Guarantor hereunder (if required by (S)9.13 hereof), and (c) no Default or Event of Default has occurred and is continuing at the time such notice is given, and no Default or Event of Default would occur by virtue of, or exist after giving effect to, such Excluded Subsidiary becoming a Non-Excluded Subsidiary.

     Non-Multicurrency Lenders' Commitment.  The aggregate Revolving
     -------------------------------------
Multicurrency Commitments of all Non-Multicurrency Lenders.

     Non-Multicurrency Lenders' Commitment Percentage.  The aggregate Revolving
     ------------------------------------------------
Multicurrency Commitment Percentages of all Non-Multicurrency Lenders.

     Non-Multicurrency Lender(s).  Any Lender which is not a Multicurrency
     ---------------------------
Lender.

     Non-Ordinary Course Intercompany Indebtedness.  Indebtedness described in
     ---------------------------------------------
(S)10.1(i) or (S)10.1(m) other than the following, to the extent that the following are incurred in the ordinary course of business: (a) accounts receivable arising out of the sale of goods, and (b) advances solely in the operation of the Company's cash management system. For the avoidance of doubt, Non-Ordinary Course Intercompany Indebtedness includes (without limiting the generality of other Indebtedness that is included therein) any

Indebtedness that serves a purpose similar to that of an investment or which is in the nature of long-term debt.

     Notes.  The Revolving Credit Notes and the Term Notes.
     -----

     Notice of Multicurrency Swing Line Borrowing.  See (S)4.2.2. hereof.
     --------------------------------------------

     Notice of Swing Line Borrowing.  See (S)2.2.2 hereof.
     ------------------------------

     Obligations.  All indebtedness, obligations and liabilities of any of the
     -----------
Obligors to any of the Lenders and the Agents, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, in each case arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of any of the Loans made or Reimbursement Obligations incurred or Foreign Reimbursement Obligations incurred or any of the Notes, Letter of Credit Applications, Foreign Letter of Credit Applications, Letters of Credit or Foreign Letters of Credit or arising or incurred in connection with any interest rate protection arrangements provided by the Lenders, foreign exchange and/or currency risk protection arrangements entered into with any of the Lenders, or any documents, agreements or instruments executed in connection therewith, or other instruments at any time evidencing any thereof.

     Obligors.  The Borrowers and the Guarantors, collectively.
     --------

     OECD.  See the definition of Eligible Assignee.
     ----

     Operating Assets.  Assets, used or useful in the operations of the
     ----------------
Company's business, excluding the Capital Stock of any Subsidiary, cash, inventory and accounts receivable and any property or equipment that has become worn out, obsolete or damaged or is otherwise better suited to use by one or more of the Company's Subsidiaries.

     Optional Currency.  Any currency other than Dollars, constituting legal
     -----------------
tender, which is freely convertible into Dollars and which is traded on any recognized Eurocurrency Interbank Market requested by Samsonite Europe and approved by the Foreign Agent in good faith; provided, however, in the event
                                             --------  -------
Samsonite Europe requests an Optional Currency (whether for a Multicurrency Loan or a Foreign Letter of Credit) consisting of a currency other than Belgian francs, German marks, Spanish pesetas, French francs, United Kingdom pounds sterling, Dutch guilders, Italian lira, the "ECU" (the European Currency Unit), or the "Euro", the funding of such request for such other Optional Currency (or the issuance of such Foreign Letter of Credit) shall be subject to the consent of all of the Lenders.

     Optional Currency Notice.  See (S)4.11.1 hereof.
     ------------------------

     Original Credit Agreement.  The Revolving Credit Agreement and Term Loan
     -------------------------
Agreement dated as of July 14, 1995 among the Company, BKB, Bank of America Illinois, and certain other parties, which was amended and restated in its entirety by the Prior Credit Agreement.

     outstanding.  With respect to the Loans, the aggregate unpaid principal
     -----------
thereof as of any date of determination.

     Overnight Rate.  For any day, the overnight rate of interest per annum
     --------- ----
which appears in the publication known in Belgium as "De Financieel-Economische Tijd" as the "centraal tarief" rate appearing in the left column under the heading of "Interventietarieven NBB", and, if such a rate is not available, or the method for determining such rate shall change in any material respect, or such rate is not applicable to a currency for which such determination is being made, then the rate of interest per annum at which overnight deposits in the applicable Optional Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by the Foreign Agent to major banks in the Belgian interbank market.

     Patent Agreements.  The Patent Security Agreements dated or to be dated as
     -----------------
of a date on or after the Closing Date, made by the Company and such Guarantors (if any) as may hold any United States patents, in favor of the Collateral Agent for the benefit of the Lenders, each in form and substance satisfactory to the Administrative Agent.

     PBGC.  The Pension Benefit Guaranty Corporation created by (S)4002 of ERISA
     ----
and any successor entity or entities having similar responsibilities.

     PBGC Letter.  The binding term sheet dated June 5, 1998 between (and signed
     -----------
by both of) the Company and PBGC, in the form reviewed and approved by the Administrative Agent prior to the date hereof and any agreement implementing or succeeding such term sheet, which agreement is entered into in accordance with
(S)10.25 hereof.

     PBGC Ratable Lien.  A security interest granted to the Collateral Agent for
     -----------------
the benefit of the PBGC as contemplated by (but only to the extent required by) the PBGC Letter, pursuant to which the PBGC will (only to the extent and only for the duration required by the PBGC Letter) have the benefit of a security interest in the Collateral (except in any event for Collateral that is excluded from the PBGC Ratable Lien pursuant to the terms of the PBGC Letter) which is of equal and ratable priority with the security interest held by the Collateral Agent for the benefit of the Lenders in such Collateral, which security interest shall be granted and effective at such time or times as are, and the arrangements, terms and conditions with respect to which must be, in all respects satisfactory to the Administrative Agent. For the avoidance of doubt, the parties confirm that this Credit Agreement creates no rights or benefits in favor of the PBGC, and that the

PBGC shall not in any event be construed to be a "third-party beneficiary" of this Credit Agreement.

     Perfection Certificates.  The Perfection Certificates as defined in the
     -----------------------
Security Agreements.

     Permitted Acquisitions.  See (S)10.5.1 hereof.
     --------- ------------

     Permitted Entities.  Any financial institution or other "accredited
     ------------------
investor" (as defined in Regulation D of the federal Securities and Exchange Commission promulgated under the federal Securities Act of 1933) that is engaged in making, purchasing, or otherwise investing in commercial loans in the ordinary course of its business.

     Permitted Liens.  Liens, security interests and other encumbrances
     ---------------
permitted by (S)10.2 hereof.

     Person.  Any individual, corporation, partnership, trust, unincorporated
     ------
association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

     Pre-Acquisition Period.  See the definition of EBITDA.
     ----------------------

     Primary Syndication Parties.  BofA, BKB, and CIBC Inc.
     ---------------------------

     Primary Syndication Period.  The period of time commencing on the Closing
     --------------------------
Date and ending on the date ninety (90) days thereafter (or on such earlier date as each of the Primary Syndication Parties shall mutually determine in writing in good faith constitutes the end of the Primary Syndication Period).

     Prior Credit Agreement.  See the preamble hereto.
     ----------------------

     Pro Forma Bank Interest Amount.  As used in the definition of Consolidated
     ------------------------------
Total Interest Expense, the sum of (a) the actual amount of expense for interest with respect to the fiscal quarters of the Company, contained in the applicable Reference Period, that began and ended after the Closing Date and ended on or before the date that is the end of the Reference Period for which Consolidated Total Interest Expense is being calculated hereunder, and (b) with respect to each other fiscal quarter of the Company that is included in the applicable Reference Period, the amount of expense for interest and fees of the types included within the definition of Consolidated Total Interest Expense on account of this Credit Agreement with respect to such fiscal quarter had the Loans outstanding on the Closing Date (or, if greater, the Loans outstanding at the end of the applicable Reference Period) been outstanding for the entire period of each such other fiscal quarter included in such applicable Reference Period for which the Consolidated Total Interest Expense is being calculated. For the purposes of calculating the amount referred to in the foregoing clause (b) of this definition, the interest and fees bearing a floating interest rate or a rate based upon the Leverage Ratio of the Company shall be computed as if the rate in effect on the Closing Date had been the applicable rate for the entire period for which such calculation under clause (b) is being made.

     Pro Rata Interest.  With respect to the equity or ownership interests of
     -----------------
any Person in any other Person, a fraction, the numerator of which is the amount of the equity or other ownership interests in such other Person that are beneficially owned by such Person and its Non-Excluded Subsidiaries, and the denominator of which is the aggregate amount of all equity or other ownership interest in such other Person that are outstanding (and for such purpose the equity or other ownership interests subject to presently exercisable options, warrants or other rights to acquire such interests shall be deemed to be outstanding and shall be included in both the numerator and the denominator).

     Pro Rata Reduction Percentage.  As used in (S)3.3.3, the percentage
     -----------------------------
equivalent of a fraction, to be determined in connection with an event pursuant to which the Borrowers are required to reduce the Commitments, (a) the numerator of which is (i) with respect to the Revolving Credit Loans, the amount of the Total Revolving Commitments at the time that the applicable reduction must be made (but immediately prior to giving effect thereto), and (ii) with respect to the Revolving Multicurrency Loans, the amount of the Total Revolving Multicurrency Commitments at the time that the applicable reduction must be made (but immediately prior to giving effect thereto), and (b) the denominator of which is the sum at such time of the Total Revolving Commitments and Total Revolving Multicurrency Commitments.

     PTO.  The Patent and Trademark Office of the United States of America.
     ---

     Rate Adjustment Period.  As defined in the definition of "Applicable
     ----------------------
Margin".

     Rate of Exchange Amount.  See (S)4.11.2 hereof.
     -----------------------

     RCRA.  See the definition of "Release".
     ----

     Real Estate.  All real property owned or leased (as lessee or sublessee) by
     -----------
any of the Obligors.

     Recapitalization.  The recapitalization of the Company to be effected as
     ----------------
part of the Related Transactions, by way of the repurchase pursuant to the Equity Tender Offer (and the concurrent cancellation) of certain amounts of previously outstanding shares of the Company's Common Stock, as further described in (S)10.4 hereof.

     Record.  The grid attached to a Note, or the continuation of such grid, or
     ------
any other similar record, including computer records, maintained by any Lender with respect to any Loan referred to in such Note or in this Agreement.

     Reference Bank.  BofA.
     --------------

     Reference Period.  The period of four (4) consecutive fiscal quarters of
     --------- ------
the Company ending on the relevant date.

     Register.  See (S)20.3 hereof.
     --------

     Reimbursement Obligation.  The Company's obligation to reimburse the
     ------------------------
Issuing Bank and the Lenders on account of any drawing under any Letter of Credit as provided in (S)5.2.1.

     Reinvested Insurance Proceeds.  The amount of insurance proceeds referred
     -----------------------------
to in (S)9.7.2(b) which are reinvested by the Borrowers or a Non-Excluded Subsidiary in a Related Business within 269 days after the applicable casualty loss referred to in (S)9.7.2(b) which gave rise to such insurance proceeds.

     Reinvested Net Asset Sale Proceeds.  Net Asset Sale Proceeds that are
     ----------------------------------
reinvested by the Borrowers or a Non-Excluded Subsidiary in a Related Business within 269 days after the consummation of the Asset Sale that generated such Net Asset Sale Proceeds, in the manner contemplated by the Subordinated Indenture for "investment" of such Net Asset Sale Proceeds in assets used or useful in Related Businesses.

     Related Business.  (a) Any line or lines of business or business activity
     ----------------
conducted by the Company and its Non-Excluded Subsidiaries on the Closing Date, including, without limitation, the licensing of brand names (other than the business of owning, operating or otherwise engaging in the business of television or cable broadcasting or the business of leasing real property, in each case, except as reasonably necessary to dispose of the business and/or properties of the Company and its Subsidiaries that engage in such business activities on the Closing Date), (b) any line or lines of business activity reasonably related thereto, and (c) the manufacture, distribution, marketing or licensing and/or sale of travel related consumer products.

     Related Transactions.  The Subordinated Note Tender Offer, the
     --------------------
Recapitalization, the 1998 Preferred Stock Issuance, and the 1998 Subordinated Debt Issuance.

     Release.  Shall have the meaning specified in the Comprehensive
     -------
Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.
(S)(S)9601 et seq. ("CERCLA") and the term "Disposal" (or "Disposed") shall have
           ------
the meaning specified in the Resource Conservation and Recovery Act of

1976, 42 U.S. (S)(S)9601 et seq. ("RCRA") and the regulations promulgated
                         -- ---
thereunder; provided that to the extent that the laws of a state wherein any
            -------- ----
Real Estate lies establish a meaning for "Release" or "Disposal" which is broader than specified in either CERCLA or RCRA, such broader meaning shall apply to any of the Borrowers' or their Subsidiaries' activities in that state.

     Reorganization.  The previous proceedings under Chapter 11 of the United
     --------------
States Bankruptcy Code (11 U.S.C. (S)(S)101 et seq.) with respect to E-II
                                            -- ---
Holdings.

     Returned Investment.  With respect to Investments made pursuant to
     -------------------
(S)10.3(f)(ii) or (S)10.3(h), the aggregate amount of all payments made in respect of such Investment, other than interest, dividends or other distributions not in the nature of a return or repurchase of capital or a repayment of principal, that have been paid or returned, without restriction, in cash to the Person making such Investment.

     Revolving Commitment.  With respect to each Lender, the amount set forth on
     --------------------
Schedule 1 hereto as the amount of such Lender's commitment to make Revolving
-------- -
Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Company, as the same may be reduced from time to time or modified pursuant to (S)2.4.2. hereof; or if such commitment is terminated pursuant to the provisions hereof, zero.

     Revolving Commitment Fee.  See (S)2.3 hereof.
     ------------------------

     Revolving Commitment Percentage.  With respect to each Lender, the
     -------------------------------
percentage set forth on Schedule 1 hereto (as such Schedule 1 may be amended
                        -------- -                 -------- -
from time to time) as such Lender's percentage of the aggregate Total Revolving Commitment.

     Revolving Credit Loan Maturity Date.  June 24, 2003.
     -----------------------------------

     Revolving Credit Loans.  Revolving credit loans made or to be made by the
     ----------------------
Lenders to the Company pursuant to (S)2.1 hereof.

     Revolving Credit Notes.  See (S)2.5 hereof.
     ----------------------

     Revolving Lender.  A Lender having Commitments hereunder.
     --------- ------

     Revolving Multicurrency Commitment.  With respect to each Lender, the
     ----------------------------------
amount set forth on Schedule 1 hereto in Dollars as the amount of such Lender's
                    -------- -

commitment to either (a) make Revolving Multicurrency Loans to Samsonite Europe, to the extent such Lender is a Multicurrency Lender or (b) purchase a risk participation from the Fronting Bank for Revolving Multicurrency Loans made to Samsonite Europe by the Fronting Bank pursuant to (S)6.11.2 hereof, and of each Lender to participate in the issuance, extension and renewal of Foreign Letters of Credit for the account of Samsonite Europe, as the same may be reduced from time to time or modified pursuant to
(S)4.4.2 hereof; or if such commitment is terminated pursuant to the provisions hereof, zero.

     Revolving Multicurrency Commitment Percentage.  With respect to each
     ---------------------------------------------
Lender, the percentage set forth on Schedule 1 hereto (as such Schedule 1 may be
                                    ----------                 ----------
amended from time to time) as such Lender's percentage of the aggregate Total Revolving Multicurrency Commitment.

     Revolving Multicurrency Loan Maturity Date.  June 24, 2003.
     ------------------------------------------

     Revolving Multicurrency Loan Request.  See (S)4.7 hereof.
     ------------------------------------

     Revolving Multicurrency Loans.  Loans made or to be made by the
     -----------------------------
Multicurrency Lenders and the Fronting Bank to Samsonite Europe pursuant to
(S)4.1.

     Revolving Obligations.  See (S)20.1 hereof.
     ---------------------

     Risk Participation Fee.  See (S)6.3.2.
     ----------------------

     Same Day Funds.  With respect to disbursements and payments in (a) Dollars,
     --------------
immediately available funds, and (b) an Optional Currency, same day or other funds as may be determined by the Foreign Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Optional Currency.

     Samsonite Europe.  As defined in the preamble hereto.
     ----------------

     Samsonite Italia.  See (S)10.4 hereof.
     ----------------

     Schedule 10.5.2(b) Assets.  See (S)10.5.2(b).
     -------------------------

     Schenley.  SCH Holding Corp., a Delaware corporation.
     --------

     SCS.  Samsonite Company Stores, Inc. (formerly known as A.T. Retail, Inc.),
     ---
an Indiana corporation and wholly-owned Subsidiary of the Company.

     Section 20 Subsidiary.  A Subsidiary of the bank holding company
     ---------------------
controlling any Lender, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

     Security Agreements.  The several Security Agreements, dated or to be dated
     -------------------
as of a date on or after the Closing Date, between the Obligors and the Collateral Agent, each in form and substance satisfactory to the Administrative Agent.

     Security Documents.  The Guarantees, the Stock Pledge Agreement, the
     ------------------
Foreign Pledge Agreements, the Security Agreements, the Patent Agreement(s), the Trademark Agreements, the Copyright Memoranda, the Collateral Assignment of Contracts, and the Collateral Agency Agreements, together with other similar documents entered into from time to time to guarantee, or to provide credit support or collateral security arrangements for, the Obligations.

     Senior Leverage Ratio.  As at any date of determination, the ratio of (a)
     ---------------------
Total Funded Indebtedness of the Company and its Non-Excluded Subsidiaries outstanding on such date minus Subordinated Debt to (b) EBITDA of the Company
                         -----
and its Non-Excluded Subsidiaries for the Reference Period ended on such date.

     Significant Contracts. Collectively, (a) the Belgian License Agreement and
     ----------- ---------
(b) with respect to any Person, each contract to which such Person is a party involving aggregate consideration payable to or by such Person of $5,000,000 or more in any year or otherwise material to the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person, other than supply, distribution, purchase, employee or sale contracts entered into in the ordinary course of business and other than the Japanese License Agreements.

     Significant Domestic Subsidiaries.  Collectively, (a) those Subsidiaries
     ---------------------------------
(if any) set forth on Schedule 1A hereto, (b) a Domestic Subsidiary which
                      -----------
qualifies as a "Significant Restricted Subsidiary" pursuant to (and as defined in) the Subordinated Indenture, (c) McGregor and SCS, (d) any Non-Excluded Subsidiary of the Company (i) which is a Domestic Subsidiary, (ii) either (x) the book value of the consolidated total assets of which as of the last day of each of any two (2) consecutive fiscal quarters of the Company ending after the Closing Date, represents more than five percent (5%) of the book value of the Consolidated Total Assets of the Company and its Non-Excluded Subsidiaries or
(y) the EBITDA of which for any period (taken as one accounting period) of any two (2) consecutive fiscal quarters of the Company ending after the Closing Date, accounts for more than five percent (5%) of the EBITDA of the Company and its Non-Excluded Subsidiaries for such period, and (e) in any event, any Person which is otherwise required to become a guarantor with respect to any Subordinated Debt pursuant to any Subordinated Debt Documents (whether or not such Person would otherwise constitute a Significant Domestic Subsidiary or a Significant Foreign Subsidiary).

     Significant Foreign Subsidiaries.  Collectively, (a) Samsonite Europe and
     --------------------------------
(b) those Foreign Subsidiaries which would, except for the requirement of clause
(d)(i) of the definition of Significant Domestic Subsidiaries, qualify as Significant Domestic Subsidiaries under clause (d) of the definition thereof.

     Significant Subsidiaries.  Collectively, the Significant Domestic
     ------------------------
Subsidiaries and Significant Foreign Subsidiaries.

     Single Employer Plan.  A single employer plan of any Person, as defined in
     --------------------
(S)4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and no Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under (S)4069 of ERISA in the event such plan has been or were to be terminated.

     Solvent or Solvency.  With respect to any Person on a particular date, that
     --------  ---------
on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     Special Conditions.  The "Special Conditions" are comprised of the
     ------------------
following conditions, as determined in relation to any date on which any particular transaction or other matter is to be consummated or effected by the Company or any of its Subsidiaries:

          (a) no Default or Event of Default shall have occurred and be continuing on or as of such date;

          (b) no Default or Event of Default shall occur, exist, or be continuing immediately after giving effect to the relevant transaction or other matter; and

          (c)  the Administrative Agent shall have received a pro forma
                                                              ---------
     Compliance Certificate and such other evidence as it may reasonably require, demonstrating (and which shall constitute a representation, warranty, and certification) that no breach of the financial covenants set forth in (S)11 hereof would have occurred as of the end of the Reference Period ending immediately prior to the date of completion of such transaction had such financial covenants been calculated (on a pro forma
                                                                    ---------
     basis) for such Reference Period as if such transaction were completed immediately prior to the beginning of such Reference Period.

     Specified Investments.  See (S)10.3(h) hereof.
     ---------------------

     Standard & Poor's.  Standard & Poor's Ratings Group, a division of McGraw-
     -----------------
Hill, Inc., a New York corporation.

     Standby Letter of Credit Fee.  See (S)5.6.1 hereof.
     ----------------------------

     Standby Letter of Credit Issuance Fee.  See (S)5.6.1 hereof.
     -------------------------------------

     Stock Pledge Agreement.  The Amended and Restated Pledge Agreement, dated
     ----------------------
or to be dated on or prior to the Closing Date, between the Company and the Administrative Agent and in form and substance satisfactory to the Lenders and the Administrative Agent.

     Subordinated Debt.  Unsecured Indebtedness consisting of (a) the
     -----------------
Subordinated Notes (and any applicable Subordinated Guarantees) issued pursuant to the Subordinated Indenture, (b) the 1995 Subordinated Notes (and any applicable Subordinated Guarantees) issued pursuant to the 1995 Subordinated Indenture, or (c) other applicable Indebtedness constituting Additional Subordinated Debt.

     Subordinated Debt Documents.  The Subordinated Indenture, the Subordinated
     ---------------------------
Notes, any applicable Subordinated Guarantees related thereto, the 1995 Subordinated Notes issued (and any related Subordinated Guarantees) entered into pursuant to the 1995 Subordinated Indenture, and, as applicable, the documents evidencing, governing, or pursuant to which there is incurred or assumed any liability for, Additional Subordinated Debt (including, without limitation, any related Conforming Subordinated Guarantees).

     Subordinated Guarantees.  The guarantees, if any, to be entered into
     -----------------------
pursuant to the Subordinated Indenture, or entered into pursuant to the 1995 Subordinated Indenture.

     Subordinated Indenture.  The Indenture dated as of June 24, 1998 between
     ----------------------
the Company and the Indenture Trustee relating to the Subordinated Notes.

     Subordinated Notes.  The 10.75% Senior Subordinated Notes due 2008 in the
     ------------------
initial aggregate principal amount of $350,000,000 issued pursuant to the Subordinated Indenture.

     Subordinated Note Tender Offer.  The Company's offer, pursuant to the
     ------------------------------
Subordinated Note Tender Offer Documents, to repurchase all 1995 Subordinated Notes, and concurrently modify the 1995 Subordinated Indenture in the manner set forth in the Subordinated Note Tender Offer Documents.

     Subordinated Note Tender Offer Documents.  The Offer to Purchase and
     ----------------------------------------
Consent Solicitation Statement dated March 26, 1998, relating to the

1995 Subordinated Notes and the 1995 Subordinated Indenture, together with all schedules, exhibits, and annexes thereto, in the form delivered to and approved by the Administrative Agent prior to the Closing Date.

     Subsidiary.  Any corporation, association, trust, or other business entity
     ----------
of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

     Swing Line Borrowing.  A borrowing consisting of a Swing Line Loan made by
     --------------------
any Swing Line Lender.

     Swing Line Facility.  See (S)2.2.1 hereof.
     -------------------

     Swing Line Lender.  BofA.
     -----------------

     Swing Line Loan.  Any loan made by (a) any Swing Line Lender pursuant to
     ---------------
(S)2.2.1 or (b) any Lender pursuant to (S)2.2.2.

     Syndication Agent.  BKB, acting as syndication agent for the Agents and the
     -----------------
Lenders.

     Tax Sharing Agreement.  The Tax Sharing Agreement, dated as of July 14,
     ---------------------
1995, between the Company and Culligan.

     Term Loan Account.  See (S)3.2.2 hereof.
     -----------------

     Term Loans.  Collectively, the Foreign Term Loan and the Domestic Term
     ----------
Loan.

     Term Notes.  See (S)3.2.1 hereof.
     ----------

     Total Funded Indebtedness.  As of any date of determination, an amount
     ----- ------ ------------
equal to the sum of all Indebtedness of the Company and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles pursuant to any agreement or instrument to which the Company or any of its Non-Excluded Subsidiaries is a party relating to (without duplication) the borrowing of money or the obtaining of credit (including letters of credit but excluding Letters of Credit to the extent the same support Indebtedness otherwise included in this definition) or in respect of Capitalized Leases, guarantees and other commitments or arrangements as described in clauses
(h) or (i) of the definition of "Indebtedness", but excluding therefrom up to $5,000,000 in the aggregate of issued and outstanding documentary Letters of Credit and documentary Foreign Letters of Credit. In addition, but without duplication, if a default or event of default in respect of any particular Indebtedness of any Excluded Subsidiary exists and causes or results in a default or event of default in respect of any Indebtedness of the Company or its Non-Excluded Subsidiaries in the principal amount in excess of $500,000 outstanding in the aggregate of the types described in the first sentence of this definition that permits or entitles the holders of any such described Indebtedness in the principal amount in excess of $500,000 outstanding in the aggregate of the Company or its Non-Excluded Subsidiaries (as to which there has occurred any required giving of notice, or passage of time, or both, as appropriate, with respect to such default or event of default applicable thereto), to accelerate the maturity thereof, Total Funded Indebtedness shall also include such Indebtedness of such Excluded Subsidiary. For the avoidance of doubt, the determination of Total Funded Indebtedness shall include all Subordinated Debt and shall exclude the 1998 Preferred Stock.

     Total Percentage.  With respect to each Lender, as of any date of
     ----------------
determination, a percentage equal to a fraction, the numerator of which is the sum of (i) the amount equal to such Lender's Foreign Term Loan Commitment Percentage of the Dollar Equivalent of the outstanding principal amount of the Foreign Term Loan on such date plus (ii) the amount equal to such Lender's
                               ----
Domestic Term Loan Commitment Percentage of the outstanding principal amount of the Domestic Term Loan on such date, plus (iii) the Commitments (or, if the
                                     ----
Commitments are terminated, Revolving Credit Loans, Revolving Multicurrency Loans, Letter of Credit Participations in Unpaid Reimbursement Obligations, Foreign Letter of Credit Participations in Foreign Unpaid Reimbursement Obligations and participating interests in the risks relating to outstanding Letters of Credit, Foreign Letters of Credit and Fronted Loans) held by such Lender, and the denominator of which is the sum of (a) the sum of the Dollar Equivalent of the outstanding principal amounts of the Term Loans on such date plus (b) the greater of (I) the sum of (A) the Total Revolving Commitment plus
----                                                                      ----
(B) the Total Revolving Multicurrency Commitment or (II) the outstanding principal amount of the Revolving Credit Loans, Revolving Multicurrency Loans, Unpaid Reimbursement Obligations, Foreign Unpaid Reimbursement Obligations and the Maximum Drawing Amount of Letters of Credit and Foreign Letters of Credit.

     Total Revolving Commitment.  The sum of the Revolving Commitments of the
     --------------------------
Lenders, as in effect from time to time and as the same may be modified pursuant to (S)2.4.2. As of the Closing Date, the Total Revolving Commitment is $75,000,000.

     Total Revolving Multicurrency Commitment.  The sum of the Revolving
     ----------------------------------------
Multicurrency Commitments of the Lenders, as in effect from time to time and as the same may be modified pursuant to (S)4.4.3 hereof. As of the Closing Date, the Total Revolving Multicurrency Commitment is $25,000,000.

     Trademark Agreements.  The several Trademark Collateral Security and Pledge
     --------------------
Agreements, dated or to be dated as of a date on or after the Closing Date, made by the Company and certain of the Guarantors in favor of the Collateral Agent for the benefit of the Lenders, each in form and substance satisfactory to the Administrative Agent.

     Type.  As to any Revolving Credit Loan or all or any portion of the
     ----
Domestic Term Loan, its nature as a Base Rate Loan or a Eurodollar Rate Loan. Multicurrency Loans shall be of a single Type, comprised of Multicurrency Loans bearing interest calculated by reference to the Eurocurrency Rate, and Multicurrency Swing Line Loans shall be of a single Type, bearing interest calculated by reference to the BIBOR Rate.

     UCC.  See (S)12.6 hereof.
     ---

     Unfunded Termination Basis Benefit Liabilities.  An amount equal to the
     ----------------------------------------------
aggregate (subject to the following sentence) of each Guaranteed Pension Plan's
(a) benefit liabilities, as calculated on a PBGC termination basis in accordance with Section 4001(a)(18) of ERISA and the methodologies set forth in 29 C.F.R. 2628.8(d) minus (b) the market value of the assets of such Plan, in each case as
          -----
of the most recent February 28th as contemplated by the PBGC Letter. For purposes of computing Unfunded Termination Basis Benefit Liabilities, the benefit liabilities and assets of any Guaranteed Pension Plan which individually has assets in excess of benefit liabilities shall be disregarded.

     Uniform Customs.  With respect to any Letter of Credit or Foreign Letter of
     ---------------
Credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Issuing Bank or Foreign Issuing Bank, as the case may be, in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit or Foreign Letter of Credit, as the case may be.

     Unpaid Reimbursement Obligation.  Any Reimbursement Obligation for which
     -------------------------------
the Company does not reimburse the Issuing Bank and the Lenders on the date specified in, and in accordance with, (S)5.2.1.

     Unspent Amount.  See (S)11.3 hereof.
     --------------

     Voting Stock.  Stock or similar interests, of any class or classes (however
     ------------
designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

     Wholly-Owned Subsidiary.  A Non-Excluded Subsidiary, all of the capital
     -----------------------
stock of which (other than directors' qualifying shares or other similar nominee shares in the aggregate not exceeding one percent (1%) of the outstanding capital stock of such Non-Excluded Subsidiary) is owned directly or indirectly by the Company or Non-Excluded Subsidiaries of the Company.

     York Industrial.  York Industrial Management Corp.
     ---------------

           1.1 Rules of Interpretation.
               -----------------------

                 (a) A reference to any document or agreement shall include such document or agreement as amended, modified, restated or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

                 (b) The singular includes the plural and the plural includes the singular.

                 (c) A reference to any law includes any amendment or modification to such law.

                 (d) A reference to any Person includes its permitted successors and permitted assigns.

                 (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

                 (f) The words "include", "includes" and "including" are not limiting.

                 (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the State of New York, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

                 (h) Reference to a particular "(S)" refers to that section of this Credit Agreement unless otherwise indicated.

                 (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

     2. THE REVOLVING CREDIT FACILITY.
        -----------------------------

          2.1. Commitment to Lend. Subject to the terms and conditions set forth
               ------------------
     in this Credit Agreement, each of the Lenders severally agrees to lend to the Company, and the Company may borrow, repay, and reborrow from time to time between the Closing Date and the Revolving Credit Loan Maturity Date, upon notice by the Company to the Administrative Agent given in accordance with (S)2.7, such sums as are requested by the Company in an amount for each such advance not to exceed (after giving effect to all amounts requested) such Lender's Revolving Commitment minus the aggregate principal
                                                   -----
     amount of such Lender's outstanding Revolving Credit Loans, minus the
                                                                 -----
     amount by which the Swing Line Loans outstanding at such time shall be deemed to have used such Lender's Revolving Commitment pursuant to (S)2.10 hereof, minus (without duplication) the sum of such Lender's Revolving
             -----
     Commitment Percentage of the Maximum Drawing Amount of all outstanding Letters of Credit and the Unpaid Reimbursement Obligations owing to such Lender, provided that (a) the sum of the outstanding amount of the
             --------
     Revolving Credit Loans (after giving effect to all amounts requested) plus
                                                                           ----
     the outstanding amount of the Swing Line Loans plus the Maximum Drawing
                                                    ----
     Amount and all Unpaid Reimbursement Obligations with respect to all Letters of Credit shall not at any time exceed the Total Revolving Commitment, and
     (b) at all times the outstanding aggregate principal amount of all Revolving Credit Loans made by each Lender shall equal such Lender's Revolving Commitment Percentage of the outstanding aggregate principal amount of all Revolving Credit Loans made pursuant to (S)2 hereof. The Revolving Credit Loans shall be made pro rata in accordance with each
                                          --- ----
     Lender's Revolving Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Company that the conditions set forth in (S)12 and (S)13, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and
     (S)13, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

          2.2. The Swing Line.
               --------------

                 2.2.1. The Swing Line Loans. The Company may request any Swing
                        --------------------
          Line Lender to make, and such Swing Line Lender may, if in its sole discretion it elects to do so, and without any commitment whatsoever by any such Swing Line Lender to do so, make, on the terms and conditions hereinafter set forth, Swing Line Loans to the Company from time to time on any Business Day during the period from the date hereof until the Revolving Credit Loan Maturity Date in an amount (for the Swing Line Loans of all Swing Line Lenders taken together) not to exceed at any time outstanding $10,000,000 in the aggregate (the "Swing Line Facility"), provided, however, that while the outstanding
                                  --------  -------
          amount of all outstanding Swing Line Loans and outstanding Revolving Credit Loans made by a Lender may exceed such Lender's Revolving Commitment, the aggregate amount of all Swing Line Loans outstanding shall not exceed the Total Revolving Commitment less all Revolving
                                                          ----
          Credit Loans outstanding less the Maximum Drawing Amount and all
                                   ----
          Unpaid Reimbursement Obligations with respect to all Letters of Credit. No Swing Line Loan shall be used for the purpose of funding the payment of principal of any other Swing Line Loan or of any Multicurrency Swing Line Loan. Each Swing Line Borrowing shall be in an amount of $100,000 or an integral multiple of $100,000 in excess thereof and shall consist of a Base Rate Loan. Swing Line Loans must be Base Rate Loans only, and may not be Eurodollar Rate Loans. Within the limits of the Swing Line Facility and within the limits referred to in (S)2.1(b) above, so long as any Swing Line Lender, in its sole discretion, elects to make Swing Line Loans, the Company may borrow under this (S)2.2.1, repay pursuant to (S)2.12.1 or repay pursuant to (S)2.12.3 and reborrow under this
          (S)2.2.1.

               2.2.2. Notice. Each Swing Line Borrowing shall be made on notice,
                      ------
          given not later than 1:00 p.m. (New York City time) on the date of the proposed Swing Line Borrowing, by the Company to any Swing Line Lender and the Administrative Agent. The Administrative Agent shall immediately advise such Swing Line Lender of the available amount of the Swing Line Facility. Each such notice of a Swing Line Borrowing (a "Notice of Swing Line Borrowing") shall be by telephone, telex or telecopier, confirmed immediately in writing, specifying therein the requested (a) date of such borrowing, (b) amount of such borrowing and
          (c) maturity of such borrowing (which maturity shall be no later than the fourteenth (14th) day after the requested date of such borrowing). If, in its sole discretion, it elects to make the requested Swing Line Loan, such Swing Line Lender will make the amount thereof available to the Administrative Agent at the Administrative Agent's Head Office, in same day funds. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in (S)12 (for any Swing Line Loan to be made on the Closing Date) and (S)13, the Administrative Agent will make such funds available to the Company in such manner as the Company and the Administrative Agent may agree. Upon written demand by any Swing Line Lender with an outstanding Swing Line Loan, with a copy of such demand to the Administrative Agent, each other Lender shall purchase from such Swing Line Lender, and such Swing Line Lender shall sell and assign to each such other Lender, such other Lender's pro rata share (determined by its Revolving
                              --- ----
          Commitment Percentage) of such outstanding Swing Line Loan as of the date of such demand, by making available on behalf of its Domestic Lending Office to the Administrative Agent for the account of such Swing Line Lender, in immediately available funds, an amount equal to the portion of the outstanding principal amount of such Swing Line Loan to be purchased by such Lender. In the event that any bankruptcy, reorganization, liquidation, receivership or similar cases or proceedings in which the Company is a debtor prevents any Lender from making a Revolving Credit Loan to effect a settlement to the Swing Line Lender as contemplated hereby, such Lender will make such dispositions and arrangements with the other

          Lenders and the Swing Line Lender with respect to such Swing Line Loans, either by way of purchase of participations, distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender's share of the outstanding Swing Line Loans and Revolving Credit Loans being equal, as nearly as may be, to such Lender's Revolving Commitment Percentage of the outstanding amount of the Swing Line Loans and Revolving Credit Loans. The Company hereby agrees to each such sale and assignment. Each Lender agrees to purchase its pro rata share (determined by its Revolving Commitment
                       --- ----
          Percentage) of an outstanding Swing Line Loan on (a) the Business Day on which demand therefor is made by the Swing Line Lender which made such Swing Line Loan, provided that notice of such demand is given not
                                --------
          later than 1:00 p.m. (New York City time) on such Business Day or (b) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by a Swing Line Lender to any other Lender of a portion of a Swing Line Loan, such Swing Line Lender represents and warrants to such other Lender that such Swing Line Lender is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such Swing Line Loan, the Loan Documents or any Obligor. If and to the extent that any Lender shall not have so made its pro rata share of the amount of
                                                --- ----
          such Swing Line Loan available to the Administrative Agent, such Lender agrees to pay to the Administrative Agent for the account of such Swing Line Lender forthwith on demand by such Swing Line Lender such amount together with interest thereon, for each day from the date of demand by such Swing Line Lender until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate. If such Lender shall pay to the Administrative Agent such amount for the account of such Swing Line Lender on any Business Day, such amount so paid in respect of principal shall constitute a Swing Line Loan made by such Lender on such Business Day for purposes of this Credit Agreement, and the outstanding principal amount of the Swing Line Loan made by such Swing Line Lender shall be reduced by such amount on such Business Day.

                2.2.3. Irrevocable Notice. Each Notice of Swing Line Borrowing
                       ------------------
          shall be irrevocable and binding on the Company.

                2.2.4. Purchase of Swing Line Loan. Each Lender severally agrees
                       ---------------------------
          that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Lender's pro rata share (determined
                                                     --- ----
          by its Revolving

          Commitment Percentage) of the outstanding Swing Line Loans, to purchase from the Swing Line Lender on demand such Lender's pro rata
                                                                      --- ----
          share (as so determined) of such outstanding Swing Line Loan as of the date of such demand.

          2.3. Revolving Commitment Fee. For the period commencing on the
               ------------------------
     Closing Date and ending on the Revolving Credit Loan Maturity Date, the Company promises to pay to the Administrative Agent, for the accounts of each of the respective Lenders a commitment fee (the "Revolving Commitment Fee") calculated, at a rate per annum equal to the Commitment Fee Rate, as in effect from time to time, on the daily Maximum Unused Revolving Commitment of such applicable Lender during each calendar quarter or portion thereof. The Revolving Commitment Fee shall be payable quarterly in arrears on the last day of each calendar quarter for the calendar quarter or portion thereof then ending, commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Loan Maturity Date or any earlier date on which the Revolving Commitments shall terminate.

          2.4. Reduction and Reallocation of Total Revolving Commitment.
               --------------------------------------------------------

                2.4.1. Optional Reduction of Total Revolving Commitment. The
                       ------------------------------------------------
          Company shall have the right at any time and from time to time upon five (5) Business Days prior written notice to the Administrative Agent to reduce by $10,000,000 or a greater integral multiple of $5,000,000 in excess thereof, or to terminate entirely, the Total Revolving Commitment, whereupon the Revolving Commitments of the Lenders shall be reduced pro rata in accordance with their
                                   --- ----
          respective Revolving Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Company delivered pursuant to this
          (S)2.4.1, the Administrative Agent will notify the Lenders of the substance thereof. The Total Revolving Commitment shall never be reduced pursuant to this (S)2.4.1 to an amount less than the sum of the outstanding amount of the Revolving Credit Loans plus the
                                                               ----
          outstanding amount of the Swing Line Loans plus the Maximum Drawing
                                                     ----
          Amount of outstanding Letters of Credit plus all Unpaid Reimbursement
                                                  ----
          Obligations. No reduction or termination of the Revolving Commitments may be reinstated.

                2.4.2. Reallocation of Total Revolving Commitment. The Borrowers
                       ------------------------------------------
          shall have the right from time to time, so long as no Default or Event of Default has occurred and is continuing or would exist as a result thereof, but not more frequently than once each calendar year, upon five (5) Business Days prior written notice to the Administrative Agent and the Foreign

          Agent, to reallocate the then-applicable amounts of the Total Revolving Commitment and the Total Revolving Multicurrency Commitment between such two credit facilities, subject to the provisions of this
          (S)2.4.2 and the provisions of (S)4.4.2; provided, however, the sum of
                                                   --------  -------
          the Dollar Equivalents of the Total Revolving Commitment and the Total Revolving Multicurrency Commitment, after giving effect to such reallocation, shall not exceed the Dollar Equivalent of such sum as it existed immediately prior to giving effect to such reallocation. Prior to the effectiveness of any such reallocation, the Borrowers shall provide the Administrative Agent with five (5) Business Days prior written notice of their election for such a reallocation, which notice shall provide (a) the amount that the Total Revolving Commitment then in effect shall be increased or decreased, as the case may be, and (b) the date such increase or decrease shall take effect. To the extent the Borrowers are requesting an increase in the Total Revolving Multicurrency Commitment (in which case the Borrowers must simultaneously therefore effect a dollar for dollar decrease in the same amount in the Total Revolving Commitment), if at the time of such reallocation the sum of the outstanding amount of the Revolving Credit Loans plus the outstanding amount of the Swing Line Loans plus the
                ----                                                ----
          Maximum Drawing Amount of outstanding Letters of Credit plus all
                                                                  ----
          Unpaid Reimbursement Obligations exceeds the Total Revolving Commitment in effect after giving effect to the applicable requested reduction and allocation pursuant to this (S)2.4.2, then the Company shall immediately pay the amount of such excess to the Administrative Agent for the respective accounts of the Lenders for application first, to any Swing Line Loans, second, to the Unpaid Reimbursement
          -----                           ------
          Obligations, third, to the Revolving Credit Loans, and fourth, to
                       -----                                     ------
          provide the Administrative Agent cash collateral for Reimbursement Obligations as contemplated by (S)5.2.1 hereof. Until such time as the Company has paid such excess, the Total Revolving Multicurrency Commitment shall not be increased. In addition, as a condition precedent to the effectiveness of any reallocation pursuant to this
          (S)2.4.2, the Borrowers shall also deliver to the Administrative Agent
          (a) evidence, in form and substance satisfactory to the Administrative Agent, of all appropriate and necessary corporate authorizations and approvals for the reallocation being requested hereunder and (b) confirmatory legal opinions, in form and substance satisfactory to the Administrative Agent. At such time as the Borrowers have complied with this (S)2.4.2 and (S)4.4.2, the Revolving Commitments of the Lenders shall be reduced (in the case of a reallocation to increase the Total Revolving Multicurrency Commitment) or increased (in the case of a reallocation to increase the Total Revolving Commitment) pro
                                                                             ---
          rata in
          ----
          accordance with their respective Revolving Commitment Percentages of the amount specified in such notice. Promptly after receiving any notice of the Borrowers delivered pursuant to this (S)2.4.2, the Administrative Agent will notify the Lenders of the substance thereof.

          2.5. Revolving Credit Notes. The Revolving Credit Loans and the Swing
               ----------------------
     Line Loans shall be evidenced by separate amended and restated promissory notes of the Company in substantially the form of Exhibit A-1 hereto (each
                                                       -----------
     a "Revolving Credit Note"), dated as of the Closing Date and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Lender having a Revolving Commitment in a principal amount equal to such Lender's Revolving Commitment Percentage of the sum of the Total Revolving Commitment and the Total Revolving Multicurrency Commitment or, if different, the outstanding amount of all Revolving Credit Loans and Swing Line Loans made (or held) by such Lender, plus interest accrued thereon, as set forth below. The Company irrevocably authorizes each Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or Swing Line Loan or at the time of receipt of any payment of principal on such Lender's Revolving Credit Note, an appropriate notation on such Lender's applicable Record reflecting the making of such Revolving Credit Loan or Swing Line Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans and Swing Line Loans set forth on such Lender's Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Record shall not limit or otherwise affect the obligations of the Company hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

          2.6. Interest on Revolving Credit Loans and Swing Line Loans. Except
               -------------------------------------------------------
     as otherwise provided in (S)6.10,

                 (a) Each Base Rate Loan (other than Base Rate Loans that constitute all or a portion of the Domestic Term Loan) shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the Base Rate plus the Applicable Margin set forth in the column
                        ----
          headed "Base Rate Loans (other than Domestic Term Loan)".

                 (b) Each Eurodollar Rate Loan (other than the Domestic Term
          Loan) shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the Eurodollar Rate determined for such Interest Period plus the
                 ----

          Applicable Margin set forth in the column headed "Eurodollar Rate Loans (other than the Domestic Term Loan), Multicurrency Loans and Multicurrency Swing Line Loans".

                 (c) Each Base Rate Loan that constitutes all or any portion of the Domestic Term Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the Base Rate plus the
                                                                ----
          Applicable Margin set forth in the column headed "Base Rate Loans that are the Domestic Term Loan".

                 (d) Each Eurodollar Rate Loan that constitutes all or any portion of the Domestic Term Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the Eurodollar Rate determined for such Interest Period plus the Applicable Margin set
                                              ----
          forth in the column headed "Eurodollar Rate Loans that are the Domestic Term Loan".

                 (e) The Company promises to pay interest on each Revolving Credit Loan and Swing Line Loan in arrears on each Interest Payment Date with respect thereto. Each payment of interest on any Swing Line Loan Borrowing shall be allocated pro rata among the Lenders
                                            --- ----
          participating in such Borrowing in accordance with the respective amounts of accrued and unpaid interest on their outstanding Swing Line Loans, as the case may be, comprising such Borrowing.

          2.7. Requests for Revolving Credit Loans. The Company shall give to
               -----------------------------------
     the Administrative Agent written notice in the form of Exhibit C hereto (or
                                                            ---------
     telephonic notice confirmed in writing in the form of Exhibit C hereto) of
                                                           ---------
     each Revolving Credit Loan requested hereunder (a "Loan Request") no later than (a) 1:00 p.m. (New York City time) one (1) Business Day prior to the proposed Drawdown Date of any Base Rate Loan and (b) 1:00 p.m. (New York City time) three (3) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan. Each such notice shall specify
     (i) the principal amount of the Revolving Credit Loan requested, (ii) the proposed Drawdown Date of such Revolving Credit Loan, (iii) the Interest Period for such Revolving Credit Loan and (iv) the Type of such Revolving Credit Loan. Promptly upon receipt of any such notice, the Administrative Agent shall notify each of the Lenders thereof. Each Loan Request shall be irrevocable and binding on the Company and shall obligate the Company to accept the Revolving Credit Loan requested from the Lenders on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of $3,000,000 or a greater integral multiple of $500,000 in excess thereof.

           2.8. Conversion Options.
                ------------------

                 2.8.1. Conversion to Different Type of Revolving Credit Loan.
                        -----------------------------------------------------
          The Company may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, provided that (a) with respect to any such conversion of a Eurodollar
          --------
          Rate Loan to a Base Rate Loan, the Company shall give the Administrative Agent written notice of such election by not later than 1:00 p.m. (New York City time) one (1) Business Day prior to such election; (b) with respect to any such conversion of a Base Rate Loan to a Eurodollar Rate Loan, the Company shall give the Administrative Agent written notice of such election by not later than 1:00 p.m. (New York City time) three (3) Eurodollar Business Days prior to such election; (c) with respect to any such conversion of a Eurodollar Rate Loan into a Base Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto and (d) no Revolving Credit Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. On the date on which such conversion is being made each Lender shall take such action as is necessary to transfer its Revolving Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, provided that any partial conversion shall be in an aggregate
                  --------
          principal amount of $3,000,000 or a greater integral multiple of $500,000 in excess thereof. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a Eurodollar Rate Loan shall be irrevocable by the Company.

                 2.8.2. Continuation of Type of Revolving Credit Loan. Any
                        ---------------------------------------------
          Revolving Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest
          Period with respect thereto by compliance by the Company with the not ice provisions contained in (S)2.7; provided that no Eurodollar
                                              --------
          Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Administrative Agent active upon the Company's account have actual knowledge. In the event that the Company fails to provide any such notice with respect to the continuation of any Eurodollar Rate Loan as such, then such Eurodollar Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto. The Administrative Agent shall notify the Lenders promptly when any such automatic conversion contemplated by this (S)2.8.2 is scheduled to occur.

                  2.8.3. Eurodollar Rate Loans. Any borrowing of, or conversion
                         ---------------------
          to or from Eurodollar Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Rate Loans having the same Interest Period shall not be less than $3,000,000 or a greater integral multiple of $500,000 in excess thereof. In addition, there shall not at any time be more than fifteen (15) Eurodollar Rate Loans with different Interest Periods outstanding at any one time. As provided in (S)3.5.3(a), this (S)2.8.3 shall be applied with respect to all Eurodollar Rate Loans, whether constituting Revolving Credit Loans or any applicable portion of the Domestic Term Loan.

          2.9. Funds for Revolving Credit Loans.
               --------------------------------

                  2.9.1. Funding Procedures. Not later than 11:00 a.m. (New York
                         ------------------
          City time) on the proposed Drawdown Date of any Revolving Credit Loans, each of the Lenders will make available to the Administrative Agent, at the Administrative Agent's Head Office, in immediately available funds, the amount of such Lender's Revolving Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from each Lender of such amount, and upon receipt of the documents required by (S)12 (for the initial Revolving Credit Loans to be made on the Closing Date) and (S)13 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Administrative Agent will make available to the Company the aggregate amount of such Revolving Credit Loans made available to the Administrative Agent by the Lenders. The failure or refusal of any Lender to make available to the Administrative Agent at the aforesaid time and place on any Drawdown Date the amount of its Revolving Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Lender from its several obligation hereunder to make available to the Administrative Agent the amount of such other Lender's Revolving Commitment Percentage of any requested Revolving Credit Loans.

                  2.9.2. Advances by Administrative Agent. The Administrative
                         --------------------------------
          Agent may, unless notified to the contrary by any Lender prior to a Drawdown Date, assume that such Lender has made available to the Administrative Agent on such

          Drawdown Date the amount of such Lender's Revolving Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Administrative Agent may (but it shall not be required
          to), in reliance upon such assumption, make available to the Company a corresponding amount. If any Lender makes available to the Administrative Agent such amount on a date after such Drawdown Date, such Lender shall pay to the Administrative Agent on demand an amount equal to the product of (a) the weighted average, computed for the period referred to in clause (c) below, of the Federal Funds Rate, for each day included in such period, times (b) the amount of such
                                            -----
          Lender's Revolving Commitment Percentage of such Revolving Credit Loans times (c) a fraction, the numerator of which is the number of
                -----
          days that elapse from and including such Drawdown Date to the date on which the amount of such Lender's Revolving Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Administrative Agent, and the denominator of which is 365. A statement of the Administrative Agent submitted to such Lender with respect to any amounts owing under this paragraph shall be prima facie evidence
                                                          ----- -----
          of the amount due and owing to the Administrative Agent by such Lender. If the amount of such Lender's Revolving Commitment Percentage of such Revolving Credit Loans is not made available to the Administrative Agent by such Lender within three (3) Business Days following such Drawdown Date, the Administrative Agent shall be entitled to recover such amount from the Company on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

          2.10. Pro Rata Treatment. For purposes of determining the applicable
                ------------------
     available unused Revolving Commitments of the respective Lenders at any time, each outstanding Swing Line Loan shall be deemed to have utilized the Revolving Commitments of the Lenders (including those Lenders which are not the Swing Line Lender actually making such Swing Line Loan) pro rata in
                                                                 --- ----
     accordance with such respective Revolving Commitments.

          2.11. Intentionally Deleted.
                ---------------------

          2.12. Repayment Of The Revolving Credit Loans And Swing Line Loans.
                ------------------------------------------------------------

                2.12.1. Maturity.
                        --------

                        (a) Revolving Credit Loans.The Company promises to pay
                            ----------------------
                on the Revolving Credit Loan Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

                    (b) Swing Line Loans.  The Company shall repay to the
                        ----------------
               Administrative Agent for the account of each Swing Line Lender and each other Lender which has made a Swing Line Loan the outstanding principal amount of each Swing Line Loan made to the Company on the earlier of the maturity date specified in the applicable Notice of Swing Line Borrowing (which maturity shall be no later than the fourteenth (14th) day after the requested date of such borrowing) and the Revolving Credit Loan Maturity Date.

               2.12.2. Mandatory Repayments of Revolving Credit Loans. If at any
                       ----------------------------------------------
          time the sum of the outstanding amount of the Revolving Credit Loans, Swing Line Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the Total Revolving Commitment then the Company shall immediately pay the amount of such excess to the Administrative Agent for the respective accounts of the Lenders for application: first, to any Swing Line Loans; second, to any Unpaid Reimbursement Obligations; third, to the Revolving Credit Loans; and fourth, to provide to the Administrative Agent cash collateral for Reimbursement Obligations with respect to outstanding Letters of Credit, as contemplated by (S)5.2.1(b). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Lenders, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Lender's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. The Company agrees to indemnify the Lenders in accordance with (S)6.9 with respect to any prepayment under this (S)2.12.2 to which (S)6.9 is applicable.

               2.12.3. Optional Repayments of Revolving Credit Loans and Swing
                       -------------------------------------------------------
          Line Loans. The Company shall have the right, at its election, to
          ----------
          repay the outstanding amount of the Revolving Credit Loans and Swing Line Loans, as a whole or in part, at any time without penalty or premium, provided that any full or partial prepayment of the
                   --------
          outstanding amount of any Eurodollar Rate Loans pursuant to this
          (S)2.12.3 may be made only on the last day of the Interest Period relating thereto or, if made prior to the last day of the Interest Period relating thereto, the Company agrees to indemnify the Lenders for any loss, cost or expense that any Lender may sustain or incur as a consequence of such repayment all as more fully set forth in (S)6.9 hereof. The Company shall give the Administrative Agent, no later than 11:00 a.m. (New York City time) on the date of any proposed prepayment, prior written or telephonic notice of any proposed prepayment pursuant to this (S)2.12.3 of Swing Line Loans, and no later than 12:00 noon (New York City time) at least one (1) Business Day prior written notice of any proposed prepayment pursuant to this
          (S)2.12.3 of Revolving Credit Loans constituting Base Rate Loans, and no later than 12:00 noon (New York City time) at least three (3) Eurodollar Business Days prior written notice of any proposed prepayment pursuant to this (S)2.12.3 of Revolving Credit Loans constituting Eurodollar Rate Loans, in each case specifying the proposed date of prepayment of Revolving Credit Loans or Swing Line Loans and the principal amount to be prepaid. Each such partial prepayment of (a) the Revolving Credit Loans shall be in the principal amount of $3,000,000 or a greater integral multiple of $500,000 in excess thereof and (b) the Swing Line Loans shall be in the principal amount of $100,000 or a greater integral multiple of $10,000 in excess thereof and shall be applied, in the absence of instruction by the Company, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans. Each partial prepayment of Revolving Credit Loans or Swing Line Loans, as the case may be, shall be allocated among the Lenders, in proportion, as nearly as practicable, to the respective unpaid principal amount of Revolving Credit Loans or Swing Line Loans, as the case may be, under each Lender's Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

               2.14.4. Intentionally Deleted.
                       ---------------------

               2.12.5. Intentionally Deleted.
                       ---------------------

     3. THE TERM LOANS.
        --------------

          3.1. Commitment To Lend.
               ------------------

                3.1.1. Domestic Term Loan. Subject to the terms and conditions
                       ------------------
          set forth in this Credit Agreement, each Lender having a non-zero Domestic Term Loan Commitment Percentage agrees to lend in Dollars to the Company on the Closing Date the amount of its Domestic Term Loan Commitment Percentage of the principal amount of $60,000,000.

                3.1.2. Foreign Term Loan. Subject to the terms and conditions
                       -----------------
          set forth in this Credit Agreement, (a) each of the

          Multicurrency Lenders agrees to lend to Samsonite Europe, in Belgian francs, on the Closing Date the amount of its Foreign Term Loan Commitment Percentage, and (b) the Fronting Bank agrees to lend the aggregate Foreign Term Loan Commitment Percentage of each of the Non-Multicurrency Lenders, of the aggregate amount of Belgian francs 1,853,750,000 (constituting the Dollar Equivalent as of the Closing Date of the principal amount of $50,000,000). The Foreign Term Loan shall be made pro rata in accordance with each Multicurrency Lender's
                        --------
          Foreign Term Loan Commitment Percentage (and, in the case of the Fronting Bank, pro rata in accordance with the aggregate Foreign Term
                         --------
          Loan Commitment Percentages of the Non-Multicurrency Lenders). The Foreign Term Loan shall be funded from the applicable Multicurrency Lending Office of each Multicurrency Lender located in Belgium and the Fronting Bank's Belgian Lending Office, as the case may be, and shall be denominated in Belgian francs. The Foreign Term Loan shall constitute a Multicurrency Loan and shall be subject to the provisions contained in this Credit Agreement relating thereto.

          3.2. Term Note/loan Account for the Term Loans.
               -----------------------------------------

                3.2.1. Domestic Term Loan. The Domestic Term Loan shall be
                       ------------------
          evidenced by promissory notes of the Company in substantially the form of Exhibit A-2 hereto (each a "Term Note"), dated the Closing Date and
             -----------
          completed with appropriate insertions. One Term Note shall be payable to the order of each Lender holding any portion of the Domestic Term Loan in a principal amount equal to such Lender's Domestic Term Loan Commitment Percentage of the Domestic Term Loan and representing the obligation of the Company to pay to such Lender such principal amount, plus interest accrued thereon, as set forth below. The Company irrevocably authorizes each such Lender to make or cause to be made a notation on such Lender's Record with respect to its Term Note reflecting the original principal amount of such Lender's Domestic Term Loan Commitment Percentage of the Domestic Term Loan and, at or about the time of such Lender's receipt of any principal payment in respect of the Domestic Term Loan on such Lender's Term Note, an appropriate notation on such Lender's Record with respect to its Term Note reflecting such payment. The aggregate unpaid amount set forth on such Lender's Record with respect to its Term Note shall be prima
                                                                      -----
          facie evidence of the principal amount thereof owing and with respect
          -----
          to its Term Note unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Record shall not affect the obligation of the Company hereunder or under any Term Note to make payments of principal of and interest on any Term Note when due.

                3.2.2. Foreign Term Loan. The obligations of Samsonite Europe to
                       -----------------
          repay all amounts borrowed by it as the Foreign Term Loan, all interest thereon and all other amounts payable by it in respect thereof shall be evidenced by this Credit Agreement, including any recordations made by any applicable Multicurrency Lender or the Fronting Bank, as the case may be, in respect of the date, amount and currency of the Foreign Term Loan, each Interest Period relating thereto, the date and amount of each payment or prepayment of principal, interest or fees of the Foreign Term Loan made to such Multicurrency Lender or Fronting Bank, as the case may be (collectively, the " Term Loan Account") it being the intention of the parties hereto that Samsonite Europe's obligations with respect to the Foreign Term Loan owed by it hereunder shall be evidenced only as stated herein and not by separate promissory notes or other instruments. The aggregate unpaid amount set forth on such Multicurrency Lender's or Fronting Bank's Record with respect to the Foreign Term Loan shall be prima facie evidence of the amount thereof
                                     ----- -----
          owing and with respect to the Foreign Term Loan unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Record shall not affect the obligation of Samsonite Europe hereunder to make payments of principal of and interest on the Foreign Term Loan when due.

          3.3. Mandatory Payments of Principal of the Term Loans.
               -------------------------------------------------

                3.3.1. Scheduled Payment of the Term Loans.
                       -----------------------------------

                       (a) The Company promises to pay to the Administrative
               Agent for the account of the applicable Lenders the principal amount of the Domestic Term Loan in thirteen (13) consecutive periodic installment payments payable on the dates and in the amounts (set forth as percentages of the initial principal amount of the Domestic Term Loan) set forth in the table below, commencing on the first such date after the Closing Date, with a final payment on the Domestic Term Loan Maturity Date in an amount equal to the unpaid balance of the Domestic Term Loan.

                       (b) Samsonite Europe promises to pay to the Foreign Agent
               for the account of the applicable Multicurrency Lenders and the Fronting Bank the principal amount of the Foreign Term Loan in full on the Foreign Term Loan Maturity Date.

                       (c) All payments in respect of the Domestic Term Loan
               shall be in Dollars and all payments in respect of the Foreign Term Loan shall be in Belgian francs.

              @@

               -----------------------------------------------------------------
                                             Percentage of Original Principal
               Payment Date:                 Amount of the Domestic Term Loan
               -----------------------------------------------------------------
               June 24, 1999                              1.0%
               -----------------------------------------------------------------
               December 24, 1999                          0.5%
               -----------------------------------------------------------------
               June 24, 2000                              0.5%
               -----------------------------------------------------------------
               December 24, 2000                          0.5%
               -----------------------------------------------------------------
               June 24, 2001                              0.5%
               -----------------------------------------------------------------
               December 24, 2001                          0.5%
               -----------------------------------------------------------------
               June 24, 2002                              0.5%
               -----------------------------------------------------------------
               December 24, 2002                          0.5%
               -----------------------------------------------------------------
               June 24, 2003                              0.5%
               -----------------------------------------------------------------
               December 24, 2003                        23.75%
               -----------------------------------------------------------------
               June 24, 2004                            23.75%
               -----------------------------------------------------------------
               December 24, 2004                        23.75%
               -----------------------------------------------------------------
               Domestic Term Loan Maturity Date      Remaining unpaid balance of
                                                     Domestic Term Loan
               -----------------------------------------------------------------

              @@

              3.3.2. Intentionally Deleted.
                     ---------------------

              3.3.3. Proceeds of Debt Issuances, Asset Sales, and Certain Other
                     ----------------------------------------------------------
          Events.
          ------

                     (a) Upon the occurrence of any Debt Issuance (other than
               the Subordinated Notes), the Company shall make a prepayment of principal in respect of the Domestic Term Loan to the Administrative Agent for the pro rata account of the Lenders
                                            --- ----
               (according to their Domestic Term Loan Commitment Percentages) in an aggregate amount equal to one hundred percent (100%) of the Net Debt Issuance Proceeds resulting from such Debt Issuance (or, with respect to the Foreign Term Loan Refinancing Debt, the amount provided for in (S)10.1(r) to be so applied pursuant to this (S)3.3.3). After the Domestic Term Loan has been paid in full, no further prepayment from Net Debt Issuance Proceeds will be required pursuant to this (S)3.3.3(a).

                     (b) Upon the occurrence of any Asset Sale to be consummated after the date hereof, to the extent and at the time required by
               (S)10.5.2, and upon the occurrence of any Insurance Event after the date hereof, to the extent and at the time required by
               (S)9.7.2, the Company shall make a prepayment of principal in respect of the Domestic Term Loan and/or Samsonite Europe shall make a prepayment of principal in respect of the Foreign Term Loan. The Company shall have the right to determine in what proportions any such prepayment is made as between the Domestic Term Loan and/or the Foreign Term Loan, so long as the aggregate Dollar Equivalent amount of the prepayment in respect of the Term Loans made at such time is the applicable amount of the Net Asset Sale Proceeds required to be so applied under (S)10.5.2 or the amount of Net Insurance Proceeds required to be so applied under
               (S)9.7.2, as applicable. Any prepayment of the Domestic Term Loan shall be made to the Administrative Agent for the pro rata
                                                                      --------
               account of the Lenders (according to their Domestic Term Loan Commitment Percentages), and any prepayment of the Foreign Term Loan shall be made to the Foreign Agent for the pro rata account
                                                               --------
               of the Multicurrency Lenders and the Fronting Bank (according to the Multicurrency Lenders' Foreign Term Loan Commitment Percentages and, in the case of the Fronting Bank, the aggregate Foreign Term Loan Commitment Percentages of the Non-Multicurrency Lenders).

                     (c) Upon the occurrence of any Asset Sale to be consummated after the date hereof, to the extent and at the time required by
               (S)10.5.2, and upon the occurrence of any Insurance Event after the date hereof, to the extent and at the time required by
               (S)9.7.2, in the event the Term Loans have been paid in full (including, for this purpose, by way of prepayments made at such time under paragraph (b) of this (S)3.3.3), with any remaining amounts of Net Asset Sale Proceeds or Net Insurance Proceeds required to be applied under this (S)3.3.3, the Total Revolving Commitment shall at such time be automatically and permanently reduced by the amount of the Pro Rata Reduction Percentage of any such remaining Net Asset Sale Proceeds or Net Insurance Proceeds required to be so applied as such Pro Rata Reduction Percentage is determined with respect to the Revolving Credit Loans (and the Company shall then make a concurrent prepayment of principal on the Revolving Credit Loans to the Administrative Agent for the pro rata account of the Lenders (according to their
               --- ----

               Revolving Commitment Percentages), in the amount of the lesser of the amount of such reduction of the Total Revolving Commitment and the outstanding principal balance of the Revolving Credit Loans at the time that the prepayment thereon pursuant to this
               (S)3.3.3 is payable), and the Total Revolving Multicurrency Commitment shall at such time be automatically and permanently reduced by the amount of the Pro Rata Reduction Percentage of any remaining such Net Asset Sale Proceeds required to be so applied as such Pro Rata Prepayment Percentage is determined with respect to the Revolving Multicurrency Loans (and Samsonite Europe shall then make a concurrent prepayment of principal on the Revolving Multicurrency Loans to the Administrative Agent for the pro rata
                                                                       --- ----
               account of the Multicurrency Lenders and the Fronting Bank (according to the Multicurrency Lenders' Revolving Multicurrency Commitment Percentages and, in the case of the Fronting Bank, the aggregate Revolving Multicurrency Commitment Percentages of the Non-Multicurrency Lenders) in the amount of the lesser of the amount of such reduction of the Total Revolving Multicurrency Commitment and the outstanding principal balance of the Revolving Multicurrency Loans at the time that the prepayment thereon pursuant to this (S)3.3.3 is payable).

                    (d) All required prepayments in respect of the Term Loans
               pursuant to this (S)3.3.3 shall be due and payable within two (2) Business Days of receipt of the related Net Debt Issuance Proceeds or at the time provided in (S)10.5.2 with respect to Net Asset Sale Proceeds, or in (S)9.7.2 with respect to Net Insurance Proceeds, as applicable, by the Borrowers or their Non-Excluded Subsidiaries and, with respect to prepayments of the Domestic Term Loan, shall be applied pro rata to the remaining unpaid
                                           --------
               scheduled installments of principal relating to the Domestic Term Loan, provided that, so long as no Default or Event of Default
                     --------
               has occurred and is continuing and none would exist as a result thereof, the prepayment with respect to Net Debt Issuance Proceeds may be delayed by up to 30 days, to the extent necessary to avoid the Company's incurring obligations pursuant to (S)6.9, if the Company gives notice to the Administrative Agent within two (2) Business Days after its receipt of such proceeds, setting forth a calculation of the amount owed under this (S)3.3.3 and specifying the amount subject to the applicable Interest Period and setting forth when such payment will be made (within the said 30-day period). All such payments in respect of the Domestic Term Loan shall be in Dollars; all such payments in respect of the Foreign Term Loan shall be in Belgian francs; all such payments in respect of the Revolving Credit Loans shall be in Dollars; and all such payments in respect of Revolving Multicurrency Loans shall be in the currency in which such Revolving Multicurrency Loans were made; if Revolving Multicurrency Loans are then outstanding in more than one currency, Samsonite Europe may designate which of such loans shall be so prepaid, so long as the Dollar Equivalent as of the time of payment of the aggregate amount of Revolving Multicurrency Loans that are so prepaid is the amount thereof required by this (S)3.3.3 to be so prepaid. If the remaining balance of Term Loans at the time a payment is due under
               (S)3.3.3(b) is less than the amount of such payment, then the payment shall be applied first to pay the Term Loans in full and then the balance shall be applied in accordance with (S)3.3.3(c) hereof.

         3.4. Optional Prepayment Of The Term Loans. Samsonite Europe shall have
              -------------------------------------
     the right at any time to prepay the Foreign Term Loan on or before the Foreign Term Loan Maturity Date, as a whole, or in part, upon not less than four (4) Business Days' prior written notice to the Foreign Agent, without premium or penalty, and the Company shall have the right at any time to prepay the Domestic Term Loan on or before the Domestic Term Loan Maturity Date, as a whole, or in part, upon not less than four (4) Business Days' prior written notice to the Administrative Agent, without premium or penalty, provided that (a) each partial prepayment shall be in the
              --------
     principal Dollar Equivalent amount of $5,000,000 or a greater integral multiple in Dollar Equivalent amount of $1,000,000 in excess thereof, (b) no portion of a Term Loan bearing interest at a rate determined by reference to the Eurodollar Rate or the Eurocurrency Rate may be prepaid pursuant to this (S)3.4 except on the last day of the Interest Period relating thereto (or, if made prior to the last day of the Interest Period relating thereto, the Company agrees to indemnify the Lenders for any loss, cost or expense that any Lender may sustain or incur as a consequence of such repayment all as more fully set forth in (S)6.9 hereof), and (c) each partial prepayment of the Domestic Term Loan shall be allocated among the Lenders holding portions thereof, in proportion, as nearly as practicable, to the respective outstanding amount of such Lender's Term Note, and each partial prepayment of the Foreign Term Loan shall be allocated among the Multicurrency Lenders and the Fronting Bank, in proportion, as nearly as practicable, to the respective unpaid principal amount owing in respect of the Term Loan Account of such Multicurrency Lender and Fronting Bank, with adjustments in each case to the extent practicable to equalize any prior prepayments not exactly in proportion. No amount repaid with respect to any Term Loan may be reborrowed. All such payments in respect of the Foreign Term Loan shall be in Belgian francs and all such payments in respect of the Domestic Term Loan shall be in Dollars. All prepayments of the Domestic Term Loan pursuant to (S)3.3.3 or this
     (S)3.4 will be applied pro rata to each of the remaining unpaid scheduled
                            --------
     installments of principal with respect thereto.

         3.5. Interest on the Term Loans.
              ---------------------------

               3.5.1. Interest Rates Applicable to the Domestic Term Loan.
                      ---------------------------------------------------
         Except as otherwise provided in (S)6.10, the Domestic Term Loan shall bear interest during each Interest Period relating to all or any portion of the Domestic Term Loan at the following rates:

                      (a) To the extent that all or any portion of the Domestic
               Term Loan bears interest during such Interest Period determined by reference to the Base Rate, the Domestic Term Loan or such portion shall bear interest during such Interest Period at the Base Rate plus the Applicable Margin set forth under the column
                         ----
               headed "Base Rate Loans that are the Domestic Term Loan".

                      (b) To the extent that all or any portion of the Domestic
               Term Loan bears interest during such Interest Period determined by reference to the Eurodollar Rate, the Domestic Term Loan or such portion shall bear interest during such Interest Period at the Eurodollar Rate plus the Applicable Margin under the column
                                   ----
               headed "Eurodollar Rate Loans that are the Domestic Term Loan".

         The Company promises to pay interest on the Domestic Term Loan or any portion thereof outstanding during each Interest Period in arrears on each Interest Payment Date applicable to such Interest Period.

               3.5.2. Interest Rates Applicable to the Foreign Term Loan.
                      --------------------------------------------------
         Except as otherwise provided in (S)6.10, each portion of the Foreign Term Loan shall bear interest during each Interest Period applicable thereto at the Eurocurrency Rate determined for such Interest Period plus the Applicable Margin set forth in the column headed "Eurodollar
         ----
         Rate Loans (other than the Domestic Term Loan), Multicurrency Loans, and Multicurrency Swing Line Loans." Samsonite Europe promises to pay interest on the Foreign Term Loan in arrears on each Interest Payment Date applicable to such Interest Period.

               3.5.3. Notifications by Borrowers.
                      ------------- -- ---------

                      (a) Domestic Term Loan.  The Company shall notify the
                          ------------------
               Administrative Agent, such notice to be irrevocable, by not later than 11:00 a.m. (New York City time) on the Closing Date if all or any portion of the Domestic Term Loan is to bear interest at a rate determined by reference to the Base Rate and by not later than 1:00 p.m. (New York City time) at least three (3) Eurodollar Business Days prior to the Drawdown Date of the Domestic Term Loan if all or any portion of the Domestic Term Loan is to bear interest at a rate determined by reference to the Eurodollar Rate. After the Domestic Term Loan has been made, the provisions of (S)2.8 shall apply mutatis mutandis with respect to all or any
                                     ----------------
               portion of the Domestic Term Loan so that the Company may have the same interest rate options with respect to all or any portion of the Domestic Term Loan as it would be entitled to with respect to the Revolving Credit Loans.

                      (b) Foreign Term Loan.  Samsonite Europe shall notify the
                          -----------------
               Foreign Agent (with a copy to the Administrative Agent), such notice to be irrevocable, by not later than 11:00 a.m. (Applicable Belgium Time) at least three (3) Business Days prior to the Drawdown Date of the Foreign Term Loan. Such notice shall specify the proposed Interest Period(s) for and, if applicable, related principal amounts of the respective tranches of the Foreign Term Loan. After the Foreign Term Loan has been made, the provisions of (S)4.8 shall apply with respect to the Foreign Term Loan.

               3.5.4. Amounts, etc. Any portion of either Term Loan bearing
                      ------------
          interest determined by reference to the Eurocurrency Rate relating to any Interest Period shall be in the amount of the Dollar Equivalent of $3,000,000 or a greater integral multiple of the Dollar Equivalent of $500,000 in excess thereof (or the entire balance of the applicable Term Loan in excess of such multiple), provided that, if the amount
                                                 --------
          relating to such Interest Period is to be used to make a mandatory payment or mandatory prepayment of a Term Loan, then such amount may be the amount needed by the Company or Samsonite Europe to make such payment or prepayment without regard to the amount otherwise required by this sentence to bear interest by reference to the Eurodollar Rate in such Interest Period. No Interest Period relating to any Term Loan or any portion thereof bearing interest at the Eurodollar Rate or the Eurocurrency Rate shall extend beyond the date on which a regularly scheduled installment payment of the principal of such Term Loan is to be made unless a portion of such Term Loan at least equal to such installment payment has an Interest Period ending on such date or is then bearing interest at the Base Rate.

          3.6. Funds for the Term Loans.
               ------------------------

                 3.6.1. Domestic Term Loan. Not later than 1:00 p.m. (New York
                        ------------------
          City time) on the proposed Drawdown Date of the Domestic Term Loan, each of the Lenders will make available to the Administrative Agent, at the Administrative Agent's Head Office, in immediately available funds, the amount of such Lender's Domestic Term Loan Commitment Percentage of the amount of the Domestic Term Loan. Upon receipt from each Lender of such amount, and upon receipt of the documents required by (S)(S)12 and 13 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Administrative Agent will make available to the Company the aggregate amount of the Domestic Term Loan.

                 3.6.2. Foreign Term Loan. Not later than 1:00 p.m. (Applicable
                        -----------------
          Belgium Time) on the proposed Drawdown Date of the Term Loan, each of the Multicurrency Lenders and the Fronting Bank will make available to the Foreign Agent, at the Foreign Agent's Belgian Lending Office, in Belgian francs in Same Day Funds (a) in the case of each Multicurrency Lender, the amount of such Multicurrency Lender's Foreign Term Loan Commitment Percentage of the amount of the Foreign Term Loan and (b) in the case of the Fronting Bank, the Non-Multicurrency Lenders' Foreign Term Loan Commitment Percentages of the amount of the Foreign Term Loan. Upon receipt from each Multicurrency Lender and the Fronting Bank, as the case may be, of such amount, and upon receipt of the documents required by (S)(S)12 and 13 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Foreign Agent will make available to Samsonite Europe the aggregate amount of the Foreign Term Loan.

     4. THE MULTICURRENCY FACILITY.
        --------------------------

          4.1. Commitment to Lend. Subject to the terms and conditions set forth
               ------------------
     in this Credit Agreement, each of the Multicurrency Lenders and the Fronting Bank severally agrees to lend to Samsonite Europe, and Samsonite Europe may borrow, repay, and reborrow from time to time between the Closing Date and the Revolving Multicurrency Loan Maturity Date, upon notice by Samsonite Europe to the Foreign Agent given in accordance with
     (S)4.7, such sums, in Dollars and/or at Samsonite Europe's option from time to time, subject to (S)4.11 hereof

     (including, without limitation, any restrictions arising from currency fluctuations as set forth in (S)4.11.4), in an Optional Currency, as are requested by Samsonite Europe in an amount for each such advance not to exceed (after giving effect to all amounts requested), in the Dollar Equivalent amount (a) in the case of any Multicurrency Lender, such Lender's Revolving Multicurrency Commitment minus the aggregate principal
                                                 -----
     amount of such Multicurrency Lender's outstanding Revolving Multicurrency Loans, minus the amount by which the Multicurrency Swing Line Loans
            -----
     outstanding at such time shall be deemed to have used such Multicurrency Lender's Revolving Multicurrency Commitment pursuant to (S)4.10 hereof, minus (without duplication) the sum of such Multicurrency Lender's
     -----
     Revolving Multicurrency Commitment Percentage of the Maximum Drawing Amount of all outstanding Foreign Letters of Credit and the Foreign Unpaid Reimbursement Obligations owing to such Multicurrency Lenders and (b) in the case of the Fronting Bank, the aggregate Non-Multicurrency Lenders' Commitments minus the aggregate principal amount of the Fronting Bank's
                 -----
     outstanding Fronted Loans consisting of Revolving Multicurrency Loans, minus the aggregate amount by which the Multicurrency Swing Line Loans
     -----
     outstanding at such time shall be deemed to have used each such Non-Multicurrency Lender's Revolving Multicurrency Commitment pursuant to
     (S)4.10, minus (without duplication) the sum of each Non-Multicurrency
              -----
     Lender's Revolving Multicurrency Commitment Percentage of the Maximum Drawing Amount of all outstanding Foreign Letters of Credit and the Foreign Unpaid Reimbursement Obligations owing to each Non-Multicurrency Lender, provided that (a) the sum in the Dollar Equivalent amount of the
     --------
     outstanding amount of the Revolving Multicurrency Loans (after giving effect to all amounts requested) plus the outstanding amount of the
                                      ----
     Multicurrency Swing Line Loans plus the Maximum Drawing Amount and all Foreign Unpaid Reimbursement Obligations with respect to all Foreign Letters of Credit shall not at any time exceed the Total Revolving Multicurrency Commitment and (b) at all times the outstanding aggregate principal Dollar Equivalent amount of all Revolving Multicurrency Loans made by (i) each Multicurrency Lender shall equal such Multicurrency Lender's Revolving Multicurrency Commitment Percentage of the outstanding aggregate principal amount of all Multicurrency Loans made pursuant to (S)4 hereof and (ii) the Fronting Bank shall equal the Non-Multicurrency Lenders' Commitment Percentages of the outstanding aggregate principal amount of all Revolving Multicurrency Loans made pursuant to (S)4 hereof. The Revolving Multicurrency Loans shall be made pro rata in accordance with
                                                     --- ----
     each Multicurrency Lender's Revolving Multicurrency Commitment Percentage; provided, however, the Fronting Bank shall be required to make that portion
     --------  -------
     of the Revolving Multicurrency Loans which would otherwise be required to be made by a Non-Multicurrency Lender. Each request for a Revolving Multicurrency Loan hereunder shall constitute a representation and warranty by Samsonite Europe that the conditions set forth in (S)12 and (S)13, in the case of the initial Revolving Multicurrency Loans to be made on the Closing Date, and (S)13, in the case of all other Revolving Multicurrency Loans, have been satisfied on the date of such request. Each Revolving Multicurrency Loan shall be funded from the applicable Multicurrency Lending Office of each Multicurrency Lender located in Belgium and the Fronting Bank's Belgian Lending Office, as the case may be, and shall be denominated in Dollars, or, subject to (S)4.11 hereof, in an Optional Currency.

          4.2. The Multicurrency Swing Line.
               ----------------------------

                  4.2.1.The Multicurrency Swing Line Loans. Samsonite Europe may
                        ----------------------------------
          request any Multicurrency Swing Line Lender to make, and such Multicurrency Swing Line Lender may, if in its sole discretion it elects to do so, and without any commitment whatsoever by any such Multicurrency Swing Line Lender to do so, make, on the terms and conditions hereinafter set forth, Multicurrency Swing Line Loans to Samsonite Europe from time to time on any Business Day during the period from the date hereof until the Revolving Multicurrency Loan Maturity Date in an aggregate amount not to exceed at any time outstanding $10,000,000 (or the Dollar Equivalent thereof in the applicable Optional Currencies) (the "Multicurrency Swing Line Facility"), provided, however, that while the outstanding Dollar
                      --------  -------
          Equivalent amount of all outstanding Multicurrency Swing Line Loans and outstanding Revolving Multicurrency Loans made by either (a) a Multicurrency Lender may exceed such Multicurrency Lender's Revolving Multicurrency Commitment or (b) the Fronting Bank may exceed the Non-Multicurrency Lenders' Commitments, the aggregate Dollar Equivalent amount of all Multicurrency Swing Line Loans outstanding shall not exceed the Total Revolving Multicurrency Commitment less all Revolving
                                                              ----
          Multicurrency Loans outstanding less the Maximum Drawing Amount and
                                          ----
          all Foreign Unpaid Reimbursement Obligations with respect to all Foreign Letters of Credit. No Multicurrency Swing Line Loan shall be used for the purpose of funding the payment of principal of any other Multicurrency Swing Line Loan or of any Swing Line Loan. Each Multicurrency Swing Line Borrowing shall be in a Dollar Equivalent amount in Belgian francs equal to $100,000 or an integral multiple thereof, shall be denominated only in Belgian francs and shall bear interest at the BIBOR Rate plus the Applicable Margin set forth in the column headed "Eurodollar Rate Loans (other than the Domestic Term
          Loan), Multicurrency Loans, and Multicurrency Swing Line Loans". Multicurrency Swing Line Loans must bear interest at such a rate determined by reference to the BIBOR Rate only, and shall not be eligible to bear interest at a rate determined by reference to the Eurocurrency Rate. Within the limits of the Multicurrency Swing Line Facility and within the limits referred to in (S)4.2.1(b) above, so long as any Multicurrency Swing Line Lender, in its sole discretion, elects to make Multicurrency Swing Line Loans, Samsonite Europe may borrow under this (S)4.2.1, repay pursuant to (S)4.12.2 or repay pursuant to (S)4.14 and reborrow under this (S)4.2.1.

                4.2.2. Notice. Each Multicurrency Swing Line Borrowing shall be
                       ------
          made on notice, given not later than 11:00 a.m. (Applicable Belgium
          Time) on the date of the proposed Multicurrency Swing Line Borrowing, by Samsonite Europe to any Multicurrency Swing Line Lender and the Foreign Agent. The Foreign Agent shall immediately advise such Multicurrency Swing Line Lender of the available amount of the Multicurrency Swing Line Facility. Each such notice of a Multicurrency Swing Line Borrowing (a "Notice of Multicurrency Swing Line Borrowing") shall be by telephone, telex or telecopier, confirmed immediately in writing, specifying therein the requested (a) date of such borrowing, (b) amount of such borrowing and (c) maturity of such borrowing (which maturity shall be no later than the fourteenth day after the requested date of such borrowing). If, in its sole discretion, it elects to make the requested Multicurrency Swing Line Loan, such Multicurrency Swing Line Lender will make the amount thereof available to the Foreign Agent at the Belgian Lending Office, in same day funds. After the Foreign Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in (S)(S)12 (for any Multicurrency Swing Line Loan to be made on the Closing Date) and 13, the Foreign Agent will make such funds available to Samsonite Europe in such manner as Samsonite Europe and the Foreign Agent may agree. Upon written demand by any Multicurrency Swing Line Lender with an outstanding Multicurrency Swing Line Loan, with a copy of such demand to the Foreign Agent, each other Multicurrency Lender and the Fronting Bank shall purchase from such Multicurrency Swing Line Lender, and such Multicurrency Swing Line Lender shall sell and assign to each such other Multicurrency Lender and the Fronting Bank, (a) in the case of a Multicurrency Lender, such other Multicurrency Lender's pro rata share (determined by its Revolving Multicurrency Commitment
          --- ----
          Percentage) of such outstanding Multicurrency Swing Line Loan as of the date of such demand and (b) in the case of the Fronting Bank, the aggregate amount of all Non-Multicurrency Lenders' pro rata share
                                                             --- ----
          (determined by Non-Multicurrency Lenders' Commitment Percentages), by making available to the Foreign Agent for the account of such Multicurrency Swing Line Lender, in Same Day Funds (denominated in Belgian francs), an amount equal to the portion of the outstanding principal amount of such Multicurrency Swing Line Loan to be purchased by such Multicurrency Lender and the Fronting Bank, as the case may be. Samsonite Europe hereby agrees to each such sale and assignment. In the event any Multicurrency Lender or the Fronting Bank is unable, or it is not practicable, for such Multicurrency Lender or the Fronting Bank, as the case may be, to obtain Belgian francs, such Multicurrency Lender or Fronting Bank, as the case may be, shall be permitted to pay to the Foreign Agent, for the account of the Multicurrency Swing Line Lender, such Multicurrency Lender's and the Fronting Bank's, as the case may be, pro rata share
                                                                --- ----
          of such outstanding Multicurrency Swing Line Loan in Dollars (which amount shall be detailed in a written notice delivered by the Foreign Agent to such Multicurrency Lender or Fronting Bank, as the case may be, and based on the actual exchange rate at which the Foreign Agent anticipates being able to obtain Belgian francs, with any excess payment being refunded to such Multicurrency Lender or Fronting Bank, as the case may be, and any deficiency remaining payable by such Multicurrency Lender or Fronting Bank, as the case may be). In the event that any bankruptcy, reorganization, liquidation, receivership or similar cases or proceedings in which Samsonite Europe is a debtor prevents any Lender from making a Revolving Multicurrency Loan to effect a settlement to the Multicurrency Swing Line Lender as contemplated hereby, such Lender will make such dispositions and arrangements with the other Lenders with respect to such Multicurrency Swing Line Loans, either by way of purchase of participations, distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender's share of the outstanding Revolving Multicurrency Loans and Multicurrency Swing Line Loans being equal, as nearly as may be, to such Lender's Revolving Multicurrency Commitment Percentage (or, in the case of the Fronting Bank, the aggregate Revolving Multicurrency Commitment Percentages of the Non-Multicurrency Lenders, of the outstanding amount of the Revolving Multicurrency Loans and Multicurrency Swing Line Loans. Each Multicurrency Lender agrees to purchase its pro rata share (determined
                                                      --- ----
          by its Revolving Multicurrency Commitment Percentage) of an outstanding Multicurrency Swing Line Loan, and the Fronting Bank agrees to purchase its pro rata shares (determined by the aggregate
                                 --- ----
          amount of the Non-Multicurrency Lenders' Commitment Percentages) on
          (a) the Business Day on which demand therefor is made by the Multicurrency Swing Line Lender which made such Multicurrency Swing Line Loan, provided that notice of such demand is given not later than
                     --------
          11:00 a.m. (Applicable Belgium Time) on such Business Day or (b) the first Business Day next succeeding such demand if

                                     -76-
          notice of such demand is given after such time. Upon any such assignment by a Multicurrency Swing Line Lender to any other Multicurrency Lender or the Fronting Bank of a portion of a Multicurrency Swing Line Loan, such Multicurrency Swing Line Lender represents and warrants to such other Multicurrency Lender and the Fronting Bank that such Multicurrency Swing Line Lender is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such Multicurrency Swing Line Loan, the Loan Documents or any Obligor. If and to the extent that any Multicurrency Lender or the Fronting Bank, as the case may be, shall not have so made the amount of such Multicurrency Swing Line Loan available to the Foreign Agent, such Multicurrency Lender and the Fronting Bank, as the case may be, agrees to pay to the Foreign Agent for the account of such Multicurrency Swing Line Lender forthwith on demand by such Multicurrency Swing Line Lender such amount together with interest thereon, for each day from the date of demand by such Multicurrency Swing Line Lender until the date such amount is paid to the Foreign Agent, at the Overnight Rate. If such Multicurrency Lender or the Fronting Bank, as the case may be, shall pay to the Foreign Agent such amount for the account of such Multicurrency Swing Line Lender on any Business Day, such amount so paid in respect of principal shall constitute a Multicurrency Swing Line Loan made by such Multicurrency Lender and the Fronting Bank on such Business Day for purposes of this Credit Agreement, and the outstanding principal amount of the Multicurrency Swing Line Loan made by such Multicurrency Swing Line Lender shall be reduced by such amount on such Business Day.

                4.2.3. Irrevocable Notice. Each Notice of Multicurrency Swing
                        -----------------
          Line Borrowing shall be irrevocable and binding on Samsonite Europe.

                4.2.4. Purchase of Swing Line Loan. Each Multicurrency Lender
                       ---------------------------
          and the Fronting Bank severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of
          (a) as to each Multicurrency Lender, such Multicurrency Lender's pro
                                                                           ---
          rata share (determined by its Revolving Multicurrency Commitment
          ----
          Percentage) of the outstanding Multicurrency Swing Line Loans and (b) as to the Fronting Bank, the aggregate amount of all Non-Multicurrency Lenders' pro rata share (determined by the aggregate amount of all
                   --------
          Non-Multicurrency Lenders' Commitment Percentages), to purchase from the Multicurrency Swing Line Lender on demand such Multicurrency Lender's and Fronting Bank's pro rata share (as so determined) of such
                                       --------
          outstanding Multicurrency Swing Line Loan, in Belgian francs, as of the date of such demand. In the event any Multicurrency Lender or the Fronting Bank, as the case may be, is unable, or it is not practicable, for such Multicurrency Lender or the Fronting Bank, as the case may be, to obtain Belgian francs, such Multicurrency Lender or the Fronting Bank, as the case may be, shall be permitted to pay to the Foreign Agent, for the account of the Multicurrency Swing Line Lender, such Multicurrency Lender's or Fronting Bank's pro rata share
                                                                 --------
          of such outstanding Multicurrency Swing Line Loan in Dollars (which amount shall be detailed in a written notice delivered by the Foreign Agent to such Multicurrency Lender or Fronting Bank, as the case may be, and to the Administrative Agent, and based on the actual exchange rate at which the Foreign Agent anticipates being able to obtain Belgian francs, with any excess payment being refunded to such Multicurrency Lender or Fronting Bank, as the case may be, and any deficiency remaining payable by such Multicurrency Lender or Fronting Bank, as the case may be).

          4.3. Multicurrency Commitment Fee. For the period commencing on the
               ----------------------------
     Closing Date and ending on the Revolving Multicurrency Loan Maturity Date, the Company promises to pay to the Administrative Agent, for the accounts of each of the respective Lenders a commitment fee (the "Multicurrency Commitment Fee") calculated at a rate per annum equal to the Commitment Fee Rate as in effect from time to time, on the daily Maximum Unused Revolving Multicurrency Commitment of such applicable Lender during each calendar quarter or portion thereof. The Multicurrency Commitment Fee shall be payable in Dollars quarterly in arrears on the first

     Business Day of each calendar quarter for the immediately preceding calendar quarter or portion thereof then ended, commencing on the first such date following the date hereof, with a final payment on the Revolving Multicurrency Loan Maturity Date or any earlier date on which the Revolving Multicurrency Commitments shall terminate. Prior to each date that a fee is payable under this paragraph, the Foreign Agent shall calculate such fee (based upon the actual exchange rate, at the time of such calculation, at which the Foreign Agent would be able to exchange Belgian francs for Dollars) and shall give notice of the amount thereof to the Administrative Agent and the Company.

           4.4.Reduction of Total Revolving Multicurrency Commitment.
               -----------------------------------------------------

                4.4.1. Optional Reduction Of Total Revolving Multicurrency
                       ---------------------------------------------------
           Commitment. Samsonite Europe shall have the right at any time and
           ----------
           from time to time upon five (5) Business Days prior written notice to the Foreign Agent to reduce by $3,000,000 (or the Dollar Equivalent thereof) or a greater integral multiple of $500,000 (or the Dollar Equivalent thereof) in excess thereof or terminate entirely the Total Revolving Multicurrency Commitment, whereupon the Revolving Multicurrency Commitments of the Lenders shall be reduced pro rata in
                                                                     --------
           accordance with their respective Revolving Multicurrency Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of Samsonite Europe delivered pursuant to this (S)4.4.1, the Foreign Agent will notify the Lenders of the substance thereof. The Total Revolving Multicurrency Commitment shall never be reduced pursuant to this
           (S)4.4.1 to an amount less than the sum of the outstanding Dollar Equivalent amount of the Multicurrency Revolving Loans plus the
                                                                  ----
           outstanding Dollar Equivalent amount of the Multicurrency Swing Line Loans plus the Dollar Equivalent of the Maximum Drawing Amount of all issued and outstanding Foreign Letters of Credit plus the Dollar
                                                            ----
           Equivalent of all Foreign Unpaid Reimbursement Obligations. No reduction or termination of the Revolving Multicurrency Commitments may be reinstated.

                4.4.2. Reallocation of Total Revolving Multicurrency Commitment.
                       --------------------------------------------------------
          The Borrowers shall have the right from time to time, so long as no Default or Event of Default has occurred and is continuing or would exist as a result thereof, but not more frequently than once each calendar year, upon five (5) Business Days prior written notice to the Administrative Agent and the Foreign Agent, to reallocate the then-applicable amounts of the Total Revolving Commitment and the Total Revolving Multicurrency Commitment between such two credit facilities, subject to the provisions of this (S)4.4.2 and the provisions of (S)2.4.2; provided, however, the sum of the Dollar
                                  --------  -------
          Equivalents of the Total Revolving Commitment and the Total Revolving Multicurrency Commitment, after giving effect to such reallocation, shall not exceed the Dollar Equivalent of such sum as it existed immediately prior to giving effect to such reallocation. Prior to the effectiveness of any such reallocation, the Borrowers shall provide the Administrative Agent with five (5) Business Days prior written notice of their election for such a reallocation, which notice shall provide (a) the amount that the Total Revolving Multicurrency Commitment shall be increased or decreased, as the case may be, and
          (b) the date such increase or decrease shall take effect. To the extent the Borrowers are requesting an increase in the Total Revolving Commitment (in which case the Borrowers must simultaneously therefore effect a dollar for dollar decrease in the same amount in the Total Revolving Multicurrency Commitment), if at the time of such reallocation the sum of the Dollar Equivalents of the outstanding amount of the Revolving Multicurrency Loans plus the outstanding amount of the Multicurrency Swing Line Loans plus the Maximum Drawing Amount of outstanding Foreign Letters of Credit plus all Foreign
                                                   ------
          Unpaid Reimbursement Obligations exceeds the Total Revolving Multicurrency Commitment in effect after giving effect to the applicable requested reduction and allocation pursuant to this
          (S)4.4.2, then Samsonite Europe shall immediately pay the amounts of such excess to the Foreign Agent for the respective accounts of the Lenders for application first, to any Multicurrency Swing Line Loans,
                                  -----
          second, to the Foreign Unpaid Reimbursement Obligations, third, to the
          ------                                                   -----
          Revolving Multicurrency Loans, and fourth, to provide the Foreign Agent cash collateral for Foreign Reimbursement Obligations as contemplated by (S)5.2.2 hereof. Until such time as Samsonite Europe has paid such excess, the Total Revolving Commitment shall not be increased. In addition, as a condition precedent to the effectiveness of any reallocation pursuant to this (S)4.4.2, the Borrowers shall also deliver to the Administrative Agent (a) evidence, in form and substance satisfactory to the Administrative Agent, of all appropriate and necessary corporate authorizations and approvals for the reallocation being requested hereunder and (b) confirmatory legal opinions, in form and substance satisfactory to the Administrative Agent. At such time as the Borrowers have complied with this (S)4.4.2 and (S)2.4.2, the Revolving Multicurrency Commitments of the Lenders shall be reduced (in the case of a reallocation to increase the Total Revolving Commitment) or increased (in the case of a reallocation to increase the Total Revolving Multicurrency Commitment) pro rata in
                                                                 --- ----
          accordance with their respective

          Revolving Multicurrency Commitment Percentages of the amount specified in such notice. Promptly after receiving any notice of the Borrowers delivered pursuant to this (S)4.4.2, the Administrative Agent will notify the Lenders of the substance thereof.

          4.5. Multicurrency Loan Accounts. The obligations of Samsonite Europe
               ---------------------------
     to repay all amounts borrowed by it as Revolving Multicurrency Loans and Multicurrency Swing Line Loans, all interest thereon and all other amounts payable by it in respect thereof shall be evidenced by this Credit Agreement, including any recordations made by any Multicurrency Lender or the Fronting Bank, as the case may be, in respect of the date, amount and currency of each Revolving Multicurrency Loan or Multicurrency Swing Line Loan, each Interest Period relating thereto, the date and amount of each payment or prepayment of principal, interest or fees of each Revolving Multicurrency Loan or Multicurrency Swing Line Loan made to such Multicurrency Lender or Fronting Bank, as the case may be (collectively, the "Multicurrency Loan Account"), it being the intention of the parties hereto that Samsonite Europe's obligations with respect to the Revolving Multicurrency Loans and the Multicurrency Swing Line Loans owed by it hereunder shall be evidenced only as stated herein and not by separate promissory notes or other instruments. The aggregate unpaid amount set forth on each Multicurrency Lender's or Fronting Bank's Record with respect to any Revolving Multicurrency Loan or Multicurrency Swing Line Loan shall be prima facie evidence of the amount thereof owing and unpaid to such Multicurrency Lender or Fronting Bank, but the failure to record, or any error in so recording, any such amount on such Record shall not affect the obligation of Samsonite Europe hereunder to make payments of principal and interest thereon when due.

          4.6. Interest On Revolving Multicurrency Loans And Multicurrency Swing
               -----------------------------------------------------------------
     Line Loans. Except as otherwise provided in (S)6.10,
     ----------

               (a) Each Multicurrency Swing Line Loan shall bear interest for the period commencing on the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the BIBOR Rate plus the Applicable Margin set forth in the column headed "Eurodollar
          ----
          Rate Loans (other than the Domestic Term Loan), Multicurrency Loans and Multicurrency Swing Line Loans."

               (b) Each Revolving Multicurrency Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the Eurocurrency Rate determined for such Interest Period plus the
                                                                ----
          Applicable Margin set forth in the column headed "Eurodollar Rate Loans (other than the Domestic Term Loan), Multicurrency Loans and Multicurrency Swing Line Loans".

               (c) Samsonite Europe promises to pay interest on each Revolving Multicurrency Loan and Multicurrency Swing Line Loans in arrears on each Interest Payment Date with respect thereto and in accordance with
          (S)6.3.2 hereof.

          4.7. Requests For Revolving Multicurrency Loans. Samsonite Europe
               ------------------------------------------
     shall give to the Foreign Agent (with a copy to the Administrative Agent) written notice in the form of Exhibit D hereto (or telephonic notice
                                   ---------
     confirmed in writing in the form of Exhibit D hereto) of each Revolving
                                         ---------
     Multicurrency Loan requested hereunder (a "Revolving Multicurrency Loan Request") no later than 11:00 a.m. (Applicable Belgium Time) three (3) Business Days prior to the proposed Drawdown Date of any Revolving Multicurrency Loan; provided, that any such notice requesting an Optional
                         --------
     Currency must comply with the requirements of this (S)4.7 and the requirements of an Optional Currency Notice pursuant to (S)4.11.1. Each such notice shall specify (a) the principal amount of the Revolving Multicurrency Loan requested, stated either in Dollars, or, subject to
     (S)4.11, in an Optional Currency, (b) the proposed Drawdown Date of such Revolving Multicurrency Loan, and (c) the Interest Period for such Revolving Multicurrency Loan. Promptly upon receipt of any such notice, the Foreign Agent shall notify each of the Lenders and the Fronting Bank thereof and the Foreign Agent shall notify the Administrative Agent as to the Foreign Agent's computation of the Dollar Equivalents of the amounts referred to in clauses (a) through (e) of (S)6.3.4. Each Revolving Multicurrency Loan Request shall be irrevocable and binding on Samsonite Europe and shall obligate Samsonite Europe to accept the Revolving Multicurrency Loan requested from the Multicurrency Lenders and the Fronting Bank on the proposed Drawdown Date. Each Revolving Multicurrency Loan Request shall be in a minimum aggregate amount of $3,000,000 or a greater integral multiple of $500,000 in excess thereof (or the Dollar Equivalent thereof in Optional Currency if such request is for an Optional Currency).

          4.8. Continuation Options, etc.
               -------------------------

               4.8.1. Continuation of Type of Multicurrency Loan. Any
                      ------------------------------------------
          Multicurrency Loan may be continued as a Multicurrency Loan (and not repaid) upon the expiration of an Interest Period with respect thereto by providing the Foreign Agent with a written notice of such election prior to 11:00 a.m. (Applicable Belgium Time) at least three (3) Business Days prior to the date of the expiration of such Interest Period; provided that no Multicurrency Loan may be continued as such
                  --------
          when any Default or Event of Default has occurred and is continuing, but shall be repaid by Samsonite Europe on the last day of the first Interest Period relating thereto (or such earlier day as the Multicurrency Loans may become payable pursuant to (S)14 hereof) unless, but only in the event that, such Multicurrency Loan constitutes all or a portion of the Foreign Term Loan, in which event such Multicurrency Loan may be continued as provided in the last sentence of (S)6.10, without prejudice to the rights of the Lenders under (S)14 hereof. In the event that Samsonite Europe fails to provide any such notice with respect to the continuation of any Multicurrency Loan as such, then Samsonite Europe shall be deemed to have requested the continuation of such Multicurrency Loan for a one
          (1) month Interest Period on the last day of the current Interest Period relating thereto. The Foreign Agent shall notify the Lenders promptly when any such payment contemplated by this (S)4.8.1 is scheduled to occur.

               4.8.2. Multicurrency Loans. Any borrowing of Multicurrency Loans
                      -------------------
          shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal Dollar Equivalent amount of all Multicurrency Loans having the same Interest Period shall not be less than $3,000,000 or a greater integral multiple of $500,000 in excess thereof. In addition, there shall not at any time be more than ten (10) Multicurrency Loans with different Interest Periods outstanding at any one time.

          4.9. Funds for Revolving Multicurrency Loans.
               ---------------------------------------

               4.9.1. Funding Procedures. Not later than 11:00 a.m. (Applicable
                      ------------------
          Belgium Time) on the proposed Drawdown Date of any Revolving Multicurrency Loans, each of the Revolving Multicurrency Lenders and the Fronting Bank will make available to the Foreign Agent, at the Foreign Agent's Belgian Lending Office, in Same Day Funds (a) in the case of each Multicurrency Lender, the amount of such Multicurrency Lender's Revolving Multicurrency Commitment Percentage of the amount of the requested Revolving Multicurrency Loans and (b) in the case of the Fronting Bank, the Non-Multicurrency Lenders' Revolving Multicurrency Commitment Percentages of the amount of the requested Revolving Multicurrency Loan, and, in the case of a Revolving Multicurrency Loan denominated in an Optional Currency, in Same Day Funds of the country in which such Optional Currency is legal tender. Upon receipt from each Multicurrency Lender and the Fronting Bank, as the case may be, of such amount, and upon receipt of the documents required by (S)12 (for the initial Revolving Multicurrency Loan to be made on the Closing Date) and (S)13 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Foreign Agent will make available to Samsonite Europe the aggregate amount of such Revolving Multicurrency Loans made available to the Foreign Agent by the Multicurrency Lenders and the Fronting Bank. The failure or refusal of any Multicurrency Lender or the Fronting Bank to make available to the Foreign Agent at the aforesaid time and place on any Drawdown Date the amount of (a) in the case of each Multicurrency Lender, its Revolving Multicurrency Commitment Percentage of the requested Revolving Multicurrency Loans and (b) in the case of the Fronting Bank, the Non-Multicurrency Lenders' Revolving Multicurrency Commitment Percentages of the requested Revolving Multicurrency Loans, shall not relieve any other Multicurrency Lender or the Fronting Bank from its several obligation hereunder to make available to the Foreign Agent the amount of such other Multicurrency Lender's or Fronting Bank's applicable portion of any requested Revolving Multicurrency Loans.

               4.9.2. Advances by Foreign Agent. The Foreign Agent may, unless
                      -------------------------
          notified to the contrary by any Multicurrency Lender or the Fronting Bank, as the case may be, prior to a Drawdown Date, assume that such Multicurrency Lender or Fronting Bank has made available to the Foreign Agent on such Drawdown Date the amount of (a) in the case of a Multicurrency Lender, such Multicurrency Lender's Revolving Multicurrency Commitment Percentage of the Revolving Multicurrency Loans to be made on such Drawdown Date and (b) in the case of a Fronting Bank, the Non-Multicurrency Lenders' Commitment Percentages of the Revolving Multicurrency Loans to be made on such Drawdown Date, and the Foreign Agent may (but it shall not be required to), in reliance upon such assumption, make available to Samsonite Europe a corresponding amount. If any Multicurrency Lender or the Fronting Bank makes available to the Foreign Agent such amount on a date after such Drawdown Date, such Multicurrency Lender or the Fronting Bank, as the case may be, shall pay to the Foreign Agent on demand an amount equal to the product of (a) the weighted average, computed for the period referred to in clause (c) below, of the Overnight Rate for each day included in such period, times (b) (i) in the case of a Multicurrency
                                   -----
          Lender, the amount of such Multicurrency Lender's Revolving Multicurrency Commitment Percentage of such Revolving Multicurrency Loans and (ii) in the case of the Fronting Bank, the applicable Non-Multicurrency Lenders' Commitment Percentages of such Revolving Multicurrency Loans, times (c) a fraction, the numerator of which is
                               -----
          the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Multicurrency Lender's or Fronting Bank's applicable portion of such Revolving Multicurrency Loans shall become immediately available to the Foreign Agent, and the denominator of which is 365. A statement of the Foreign Agent submitted to such Multicurrency Lender or Fronting Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to
                             ----- -----
          the Foreign Agent by such Multicurrency Lender or the Fronting Bank. If the amount of (a) in the case of a Multicurrency Lender, such Multicurrency Lender's Revolving Multicurrency Commitment Percentage of such Revolving Multicurrency Loans and (b) in the case of the Fronting Bank, the aggregate amount of all Non-Multicurrency Lenders' Multicurrency Commitment Percentages of such Revolving Multicurrency Loans is not made available to the Foreign Agent by such Multicurrency Lender or the Fronting Bank, as the case may be, within three (3) Business Days following such Drawdown Date, the Foreign Agent shall be entitled to recover such amount from Samsonite Europe on demand, with interest thereon at the rate per annum applicable to the Revolving Multicurrency Loans made on such Drawdown Date.


          4.10. Pro Rata Treatment. For purposes of determining the applicable
                ------------------
     available unused Revolving Multicurrency Commitments of the respective Lenders at any time, each outstanding Multicurrency Swing Line Loan shall be deemed to have utilized the Revolving Multicurrency Commitments of the Lenders (including those Lenders which are not the Multicurrency Swing Line Lender actually making such Multicurrency Swing Line Loan) pro rata in
                                                                --- ----
     accordance with such respective Revolving Multicurrency Commitments.

          4.11. Optional Currencies.
                -------------------

                4.11.1. Request for Optional Currency. Subject to the
                        -----------------------------
          limitations set forth in (S)4.1, Samsonite Europe may, upon at least three (3) Business Days' notice to the Foreign Agent (an "Optional Currency Notice"), request that one or more Revolving Multicurrency Loans be made in an Optional Currency, provided that any Revolving
                                                 --------
          Multicurrency Loan proposed to be made under this (S)4.11.1 shall be in an amount not less than $3,000,000, or a greater amount which is an integral multiple of $500,000, or the Dollar Equivalent in an Optional Currency. Each Optional Currency Notice requesting a Revolving Multicurrency Loan in an Optional Currency shall be by written notice (or telephonic notice confirmed in writing by Samsonite Europe), specifying (a) the Revolving Multicurrency Loan to be made, (b) the requested Drawdown Date of the proposed Borrowing, (c) the requested Optional Currency in which the Revolving Multicurrency Loan is to be made, and (d) the initial Interest Period for the Revolving Multicurrency Loan to be borrowed. If any Multicurrency

          Lender or the Fronting Bank, as the case may be, on or prior to any Drawdown Date, determines (which determination shall be conclusive) that the requested Optional Currency is not freely transferable and convertible into Dollars or that it will be impracticable for such Multicurrency Lender or the Fronting Bank, as the case may be, to fund the Revolving Multicurrency Loan in such Optional Currency, then such Multicurrency Lender or Fronting Bank, as the case may be, shall immediately so notify the Foreign Agent, which notification shall be given immediately by the Foreign Agent to Samsonite Europe, and such Multicurrency Lender's or Fronting Bank's portion, as the case may be, of the requested Revolving Multicurrency Loan shall instead be denominated in Dollars. In the event that Samsonite Europe repays such portion of a Revolving Multicurrency Loan denominated in Dollars in accordance with (S)4.12 hereof and such repayment, and the fluctuation of currency exchange rates, results in Revolving Multicurrency Loans being then outstanding that are not in Dollar Equivalent amounts held pro rata in accordance with the Revolving Multicurrency Commitment
          --- ----
          Percentages, then all subsequent principal repayments denominated in the Optional Currency which the applicable Multicurrency Lender or Fronting Bank did not advance shall be made by Samsonite Europe to the Foreign Agent for the respective accounts of such Multicurrency Lenders other than such Multicurrency Lender on a pro rata basis until
                                                            --- ----
          such time as the Revolving Multicurrency Loans are outstanding on a pro rata basis. Subject to the foregoing and to the satisfaction of
          --- ----
          the terms and conditions of (S)12 (in the case of such Loans to be made on the Closing Date) and (S)13, each Revolving Multicurrency Loan requested to be made in an Optional Currency will be made on the Drawdown Date specified therefor in the Optional Currency Notice, in the currency requested in the Optional Currency Notice and, upon being so made, will have the Interest Period requested in the Optional Currency Notice.

               4.11.2. Exchange Rate. For purposes of this Credit Agreement the
                       -------------
          amount in one Optional Currency which shall be equivalent on any particular date to a specified amount in another Optional Currency shall be that amount (as conclusively ascertained by the Foreign Agent by its normal banking practices, absent manifest error) in the first Optional Currency which is or could be purchased by the Foreign Agent (in accordance with normal banking practices) with such specified amount in the second Optional Currency in any recognized Eurocurrency Interbank Market selected by the Foreign Agent in good faith for delivery on such date at the spot rate of exchange prevailing at 10:00 a.m. (Applicable Belgium Time) (or as soon thereafter as practicable) on such date.

               4.11.3. Multiple Denominations. In the event that any portion of
                       ----------------------
          the funds available under the terms of this Credit Agreement is denominated in one or more Optional Currencies, the Dollar Equivalent of such portion of the funds shall be calculated pursuant to the definition of "Dollar Equivalent". The amount so determined shall then be added to the amount already outstanding in Dollars for the purpose of determining the remaining availability of funds under (S)4.1 and
          (S)4.11.1 hereof and any required repayments under the following
          (S)4.11.4.

               4.11.4. Repayment. If at any time prior to the Revolving
                       ---------
          Multicurrency Loan Maturity Date, the Dollar Equivalent of the aggregate principal amount outstanding of all Revolving Multicurrency Loans hereunder shall exceed the Total Revolving Multicurrency Commitment as a result of fluctuations in respective currency conversion rates for three (3) or more consecutive Business Days, Samsonite Europe shall pay or cause to be paid immediately, upon demand made by the Foreign Agent, such amounts as are sufficient to eliminate such excess and to reduce the aggregate principal amount outstanding to the Dollar Equivalent in the applicable currencies of the Total Revolving Multicurrency Commitment. In the event there are any Revolving Multicurrency Loans outstanding which are denominated in an Optional Currency, the Foreign Agent shall provide the Lenders and Samsonite Europe with calculations on the last day of each calendar month in which such Revolving Multicurrency Loans in Optional Currencies are outstanding as to the amount in Dollar Equivalents of such Revolving Multicurrency Loans.

               4.11.5. Funding. Each Multicurrency Lender and the Fronting Bank
                       -------
          may make any Revolving Multicurrency Loan denominated in an Optional Currency by causing its Multicurrency Lending Office or a Belgian branch or affiliate to make such Revolving Multicurrency Loan (whether or not such lending office, branch or affiliate constituting the applicable Multicurrency Lending Office is named as a lending office on the signature pages hereof); provided that in such event the
                                          --------
          obligation of Samsonite Europe to repay such Revolving Multicurrency Loan shall nevertheless be to such Multicurrency Lender and the Fronting Bank, as the case may be, and shall, for all purposes of this Credit Agreement (including without limitation for purposes of the definition of the term "Majority Lenders") be deemed made by such Multicurrency Lender or Fronting Bank, as the case may be, to the extent of such Revolving Multicurrency Loan, for the account of such applicable lending office, branch or affiliate.

               4.11.6. European Monetary Union.
                       -----------------------

                       (a) If, as a result of the implementation of European
               monetary union, (i) any Optional Currency ceases to be lawful currency of the nation issuing the same and is replaced by a European single currency (the so-called "Euro") or (ii) any Optional Currency and the "Euro" are at the same time recognized by the central bank or comparable authority of the nation issuing such Optional Currency as lawful currency of such nation and the Administrative Agent or the Majority Lenders shall so request in a notice delivered to the Company, then any amount payable hereunder by the Lenders to any Borrower, or by any Borrower to the Lenders, in such Optional Currency shall instead be payable in the "Euro" and the amount so payable shall be determined by translating the amount payable in such Optional Currency to the "Euro" at the exchange rate recognized by the European Central Bank for the purpose of implementing European monetary union.

                       (b) The Company agrees, at the request of any Lender, to
               compensate such Lender for any reasonable loss, cost, expense or reduction in return that shall be incurred or sustained by such Lender (other than through such Lender's gross negligence or willful misconduct) as a result of the implementation of European monetary union, that would not have been incurred or sustained but for the transactions provided for herein and that, to the extent that such loss, cost, expense or reduction is of a type generally applicable to extensions of credit similar to the extensions of credit hereunder, is generally being requested from borrowers subject to similar provisions. A certificate of a Lender setting forth (x) the amount or amounts necessary to compensate such Lender (y) describing the nature of the loss or expense sustained or incurred by such Lender as a consequence thereof and (z) setting forth a reasonably detailed explanation of the calculation thereof shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

                       (c) Each of the Borrowers agrees, at the request of the
               Majority Lenders, at the time of or at any time following the implementation of European monetary union, to enter into an agreement amending this Credit Agreement in such manner as the Majority Lenders shall reasonably specify in order to reflect the implementation of such European monetary union to place the parties hereto in the position they would have been in had such European monetary union not been implemented.

          4.12. Repayment of Revolving Multicurrency Loans.
                ------------------------------------------

                4.12.1. Maturity of Revolving Multicurrency Loans. Samsonite
                        -----------------------------------------
          Europe promises to pay on the Revolving Multicurrency Loan Maturity Date, and there shall become absolutely due and payable on the Revolving Multicurrency Loan Maturity Date, all of the Revolving Multicurrency Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

                4.12.1. Multicurrency Swing Line Loans. Samsonite Europe shall
                        ------------------------------
          repay to the Foreign Agent for the account of each Multicurrency Swing Line Lender and each other Multicurrency Lender and the Fronting Bank which has made a Multicurrency Swing Line Loan the outstanding principal amount of each Multicurrency Swing Line Loan made to Samsonite Europe on the earlier of the maturity date specified in the applicable Notice of Multicurrency Swing Line Borrowing (which maturity shall be no later than the fourteenth (14th) day after the requested date of such borrowing) and the Revolving Multicurrency Loan Maturity Date.

          4.13. Mandatory Repayments of Revolving Multicurrency Loans. If at any
                -----------------------------------------------------
     time the sum of the Dollar Equivalents of the outstanding amount of the Revolving Multicurrency Loans, Multicurrency Swing Line Loans, the Maximum Drawing Amount of all Foreign Letters of Credit and all Foreign Unpaid Reimbursement Obligations exceeds the Total Revolving Multicurrency Commitment then Samsonite Europe shall immediately pay the amount of such excess to the Foreign Agent for the respective accounts of the Multicurrency Lenders and the Fronting Bank for application: first, to any Multicurrency Swing Line Loans; second, to any Foreign Unpaid Reimbursement Obligations; third, to any Revolving Multicurrency Loans; and fourth, to provide to the Foreign Agent cash collateral for Foreign Reimbursement Obligations as contemplated by (S)5.2.2(b). Each prepayment of any Foreign Unpaid Reimbursement Obligations shall be allocated among the Lenders, in proportion, as nearly as practicable, to each Foreign Reimbursement Obligation, with adjustments to the extent practicable to equalize any prior payments or prepayments not exactly in proportion. Each prepayments of Revolving Multicurrency Loans shall be allocated among the Multicurrency Lenders and the Fronting Bank, in proportion, as nearly as practicable, to the respective unpaid principal amount owing in respect of the Multicurrency Loan Account of such Multicurrency Lender and Fronting Bank, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

           4.14. Optional Repayments of Revolving Multicurrency Loans and
                 --------------------------------------------------------
     Multicurrency Swing Line Loans. Samsonite Europe shall have the right, at
     ------------------------------
     its election, to repay the outstanding amount of the Revolving Multicurrency Loans and Multicurrency Swing Line Loans, as a whole or in part, at any time without penalty or premium, provided that any full or
                                                   --------
     partial prepayment of the outstanding amount of any Revolving Multicurrency Loans pursuant to this (S)4.14 may be made only on the last day of the Interest Period relating thereto or, if made prior to the last day of the Interest Period relating thereto, Samsonite Europe agrees to indemnify the Multicurrency Lenders and the Fronting Bank for any loss, cost or expense that any Multicurrency Lender and the Fronting Bank may sustain or incur as a consequence of such repayment all as more fully set forth in (S)6.9 hereof. Samsonite Europe shall give the Foreign Agent, no later than 11:00 a.m. (Applicable Belgium Time) on the date of any proposed prepayment, prior written or telephonic notice of any proposed prepayment pursuant to this (S)4.14 of Multicurrency Swing Line Loans, and no later than 11:00 a.m. (Applicable Belgium Time) at least three (3) Business Days prior written notice of any proposed prepayment pursuant to this (S)4.14 of Revolving Multicurrency Loans, in each case specifying the proposed date of prepayment of Revolving Multicurrency Loans or Multicurrency Swing Line Loans and the principal amount to be prepaid. Each such partial prepayment of (a) the Revolving Multicurrency Loans shall be in the principal amount of $3,000,000 or a greater integral multiple of $500,000 in excess thereof (or the Dollar Equivalent) and (b) the Multicurrency Swing Line Loans shall be in the principal amount of $100,000 or a greater integral multiple of $10,000 in excess thereof (or the Dollar Equivalent). Each partial prepayment of Revolving Multicurrency Loans or Multicurrency Swing Line Loans, as the case may be, shall be allocated among the Multicurrency Lenders and the Fronting Bank, in proportion, as nearly as practicable, to the respective unpaid principal amount of Revolving Multicurrency Loans or Multicurrency Swing Line Loans, as the case may be, under each Multicurrency Lender's and Fronting Bank's Multicurrency Loan Account, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

     5.   LETTERS OF CREDIT AND FOREIGN LETTERS OF CREDIT.
          -----------------------------------------------

               5.1. Letter of Credit and Foreign Letter of Credit Commitments.
                    ---------------------------------------------------------

                    5.1.1. Commitment to Issue Letters of Credit and Foreign
                           -------------------------------------------------
               Letters of Credit.
               -----------------

                           (a) Subject to the terms and conditions hereof and
                    the execution and delivery by the Company to the Issuing Bank and the Administrative Agent of a letter of credit application on the Issuing Bank's customary form (a "Letter of Credit Application"), the Issuing Bank on behalf of the Lenders and in reliance upon the agreement of the Lenders set forth in (S)5.1.4 and upon the representations and warranties of the Company contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Company one or more standby or documentary letters of credit (individually, a "Letter of Credit"), in such form as may be requested from time to time by the Company and agreed to by the Issuing Bank; provided,
                                                               --------
                    however, that, after giving effect to such request, (a) the
                    -------
                    sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $50,000,000 at any one time; and (b) the sum of (1) the Maximum Drawing Amount of all Letters of Credit, (2) all Unpaid Reimbursement Obligations, and (3) the amount of all Revolving Credit Loans and Swing Line Loans outstanding shall not at any time exceed the Total Revolving Commitment. The parties hereto hereby acknowledge and agree that any Existing Letters of Credit issued and outstanding as of the Closing Date shall, on the Closing Date be deemed to be, and shall become, Letters of Credit outstanding hereunder for the account of the Company, and shall be subject to all the provisions of this Credit Agreement relating to a Letter of Credit issued hereunder.

                           (b) Subject to the terms and conditions hereof and
                    the execution and delivery by Samsonite Europe to the Foreign Agent, the Administrative Agent and the Foreign Issuing Bank of a letter of credit application on the Foreign Issuing Bank's customary form (a "Foreign Letter of Credit Application"), the Foreign Issuing Bank on behalf of the Lenders and in reliance upon the agreement of the Lenders set forth in (S)5.1.4 and upon the representations and warranties of Samsonite Europe contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of Samsonite Europe one or more standby or documentary letters of credit (individually, a "Foreign Letter of Credit"), which Foreign Letter of Credit may be issued in an Optional Currency if so requested by Samsonite Europe, in such form as may be requested from time to time by Samsonite Europe and agreed to by the Foreign Issuing Bank; provided, however, that,
                                                    --------  -------
                    after giving effect to such request, (a) the sum of the aggregate Maximum Drawing Amount of all Foreign Letters of Credit and all Foreign Unpaid Reimbursement Obligations shall not exceed $20,000,000 in a Dollar Equivalent amount at any one time; and (b) the sum of the Dollar Equivalent amounts of (1) the Maximum Drawing Amount of all Foreign Letters of Credit, (2) all Foreign Unpaid Reimbursement Obligations, and (3) the amount of all Revolving Multicurrency Loans and Multicurrency Swing Line Loans outstanding shall not at any time exceed the Total Revolving Multicurrency Commitment. Upon receipt of a Foreign Letter of Credit Application, the Foreign Agent shall promptly notify the Administrative Agent as to the Dollar Equivalent amount that is thereby applied for and as to the aggregate Dollar Equivalent Maximum Drawing Amount and Unpaid Reimbursement Obligations for all Foreign Letters of Credit, and of each of the other amounts referred to in clauses (a) through (e) of (S)6.3.4, after giving effect to the issuance of the Foreign Letter of Credit that is thereby applied for. The parties hereto hereby acknowledge and agree that any Existing Foreign Letters of Credit issued and outstanding as of the Closing Date shall, on the Closing Date be deemed to be, and shall become, Foreign Letters of Credit outstanding hereunder for the account of the Company, and shall be subject to all the provisions of this Credit Agreement relating to a Foreign Letter of Credit issued hereunder.

                    5.1.2. Letter of Credit Applications and Foreign Letter of
                           --------------------------------------------------
               Credit Applications.
               -------------------

                           (a) Each Letter of Credit Application shall be
                    completed to the satisfaction of the Issuing Bank. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

                           (b) Each Foreign Letter of Credit Application shall
                    be completed to the satisfaction of the Foreign Issuing Bank. In the event that any provision of any Foreign Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

                    5.1.3. Terms of Letters of Credit and Foreign Letter of
                           ------------------------------------------------
               Credit.
               ------

                           (a) Each Letter of Credit issued, extended or renewed
                    hereunder shall, among other things, (i) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (ii) have an expiry date no later than the earlier to occur of (A) 180 days from the date of issuance for documentary Letters of Credit and one year from the date of issuance for standby Letters of Credit and (B) the date which is fourteen (14) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated Persons to take up documents thereunder, thirty (30) days) prior to the Revolving Credit Loan Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs.

                           (b) Each Foreign Letter of Credit issued, extended or
                    renewed hereunder shall, among other things, (i) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (ii) have an expiry date no later than the earlier to occur of
                    (A) 180 days from the date of issuance for documentary Foreign Letters of Credit and one year from the date of issuance for standby Foreign Letters of Credit and (B) the date which is fourteen (14) days (or, if the Foreign Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated Persons to take up documents thereunder, thirty (30) days) prior to the Revolving Multicurrency Loan Maturity Date. Each Foreign Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs (unless otherwise expressly provided in the Foreign Letter of Credit).

                    5.1.4. Reimbursement Obligations of Lenders.
                           ------------------------------------

                           (a) Each Lender severally agrees that it shall be
                    absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Lender's Revolving Commitment Percentage, to reimburse the Issuing Bank on demand for the amount of each draft paid by the Issuing Bank under each Letter of Credit (to the extent that such amount is not reimbursed by the Company pursuant to (S)5.2), together with the amounts required to be paid by each Lender pursuant to (S)5.3.1 (such agreement of a Lender under this paragraph being called herein the "Letter of Credit Participation" of such Lender).

                           (b) Each Lender severally agrees that it shall be
                    absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Lender's Revolving Multicurrency Commitment Percentage, to reimburse the Foreign Issuing Bank on demand for the amount of each draft paid by the Foreign Issuing Bank under each Foreign Letter of Credit (to the extent that such amount is not reimbursed by Samsonite Europe pursuant to (S)5.2) together with the amounts required to be paid by each Lender pursuant to
                    (S)5.3.2 (such agreement of a Lender being called herein the "Foreign Letter of Credit Participation" of such Lender).

                    5.1.5. Participations of Lenders.
                           -------------------------

                           (a) Each such payment made by a Lender shall be
                    treated as the purchase by such Lender of a participating interest in the Company's Reimbursement Obligation under
                    (S)5.2.1 in an amount equal to such payment. Each Lender shall share in accordance with its participating interest in any interest which accrues pursuant to (S)5.2.1 after the date of the purchase of such participating interest by such Lender.

                           (b) Each such payment made by a Lender shall be
                    treated as the purchase by such Lender of a participating interest in Samsonite Europe's Foreign Reimbursement Obligation under (S)5.2.2 in an amount equal to such payment. Each Lender shall share in accordance with its participating interest in any interest which accrues pursuant to (S)5.2.2 after the date of the purchase of such participating interest by such Lender.

          5.2. Reimbursement Obligation of the Borrowers.
               -----------------------------------------

                    5.2.1. Reimbursement Obligation of the Company. In order to
                           ---------------------------------------
               induce the Issuing Bank to issue, extend and renew each Letter of Credit and the Lenders to participate therein, the Company hereby agrees to reimburse or pay to the Issuing Bank, for the account of the Issuing Bank or (as the case may be) the Lenders, with respect to each Letter of Credit issued, extended or renewed by the Issuing Bank hereunder,

                           (a) except as otherwise expressly provided in
                    (S)5.2.1(b), on each date that any draft presented under such Letter of Credit is honored by the Issuing Bank, or the Issuing Bank otherwise makes a payment with respect thereto,
                    (i) the amount paid by the Issuing Bank under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Issuing Bank or any Lender in connection with any payment made by the Issuing Bank or any Lender under, or with respect to, such Letter of Credit, and

                           (b) upon the termination of the Total Revolving
                    Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with (S)14, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Administrative Agent for the benefit of the Lenders and the Administrative Agents as cash collateral for all Reimbursement Obligations.

                    Each such payment shall be made to the Issuing Bank at the
               Issuing Bank's head office in immediately available funds. Interest on any and all amounts remaining unpaid by the Company under this (S)5.2.1 at any time from the date such amounts become due and payable (whether as stated in this (S)5.2.1, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Administrative Agent on demand at the rate specified in (S)6.10 for overdue principal on the Revolving Credit Loans constituting Base Rate Loans.

                    5.2.2. Reimbursement Obligation of Samsonite Europe. In
                           --------------------------------------------
               order to induce the Foreign Issuing Bank to issue, extend and renew each Foreign Letter of Credit and the Lenders to participate therein, Samsonite Europe hereby agrees to reimburse or pay to the Foreign Issuing Bank, for the account of the Foreign Issuing Bank or (as the case may be) the

               Lenders, with respect to each Foreign Letter of Credit issued, extended or renewed by the Foreign Issuing Bank hereunder,

                           (a) except as otherwise expressly provided in
                    (S)5.2.2(b), on each date that any draft presented under such Foreign Letter of Credit is honored by the Foreign Issuing Bank, or the Foreign Issuing Bank otherwise makes a payment with respect thereto (in the same currency in which such Foreign Letter of Credit was issued), (i) the amount paid by the Foreign Issuing Bank under or with respect to such Foreign Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Foreign Issuing Bank or any Lender in connection with any payment made by the Foreign Issuing Bank or any Lender under, or with respect to, such Foreign Letter of Credit, and

                           (b) upon the termination of the Total Revolving
                    Multicurrency Commitment, or the acceleration of the Foreign Reimbursement Obligations with respect to all Foreign Letters of Credit in accordance with (S)14, an amount equal to the then Maximum Drawing Amount on all Foreign Letters of Credit (in the same currency in which such Foreign Letter of Credit was issued), which amount shall be held by the Foreign Agent for the benefit of the Lenders and the Foreign Agent as cash collateral for all Foreign Reimbursement Obligations.

                    Each such payment shall be made to the Foreign Issuing Bank at the Foreign Issuing Bank's head office in Same Day Funds, and shall be made in the currency in which such Letter of Credit was issued. Interest on any and all amounts remaining unpaid by Samsonite Europe under this (S)5.2.2 at any time from the date such amounts become due and payable (whether as stated in this (S)5.2.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Foreign Agent on demand at the rate specified in (S)6.10 for overdue principal on the Base Rate Loans (subject to the final sentence of (S)5.3.2 hereof).

               5.3. Payments.
                    --------

                    5.3.1. Letter of Credit Payments. If any draft shall be
                           -------------------------
               presented or other demand for payment shall be made under any Letter of Credit, the Issuing Bank shall notify the Company of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Company fails to reimburse the Issuing Bank as provided in (S)5.2(a) on or before the date that such draft is paid or other payment is made by the Issuing Bank, the Issuing Bank may at any time thereafter notify the Lenders and the Administrative Agent of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (New York City time) on the Business Day next following the receipt of such notice, each Lender shall make available to the Issuing Bank, at its head office, in immediately available funds, such Lender's Revolving Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (a) the weighted average, computed for the period referred to in clause (c) below, of the Federal Funds Rate, for each day included in such period, times (b) the amount equal to
                                                 -----
               such Lender's Revolving Commitment Percentage of such Unpaid Reimbursement Obligation, times (c) a fraction, the numerator of
                                         -----
               which is the number of days that elapse from and including the date the Issuing Bank paid the draft presented for honor or otherwise made payment to the date on which such Lender's Revolving Commitment Percentage of such Unpaid Reimbursement obligation shall become immediately available to the Issuing Bank, and the denominator of which is 365. The responsibility of the Issuing Bank to the Company and the Lenders shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

                    5.3.2. Foreign Letter of Credit Payments. If any draft shall
                           ---------------------------------
               be presented or other demand for payment shall be made under any Foreign Letter of Credit, the Foreign Issuing Bank shall notify Samsonite Europe of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If Samsonite Europe fails to reimburse the Foreign Issuing Bank as provided in
               (S)5.2.2 on or before the date that such draft is paid or other payment is made by the Foreign Issuing Bank, the Foreign Issuing Bank may at any time thereafter notify the Lenders and the Administrative Agent of the amount of any such Foreign Unpaid Reimbursement Obligation and shall specify such amount in Dollars (based upon the actual exchange rate at which the Foreign Issuing Bank anticipates being able to obtain the relevant Optional Currency on the relevant date, with any excess payment being refunded to the Lenders and any deficiency remaining payable by the Lenders) required from such Lender. No later than 3:00 p.m. (Applicable Belgium Time) on the Business Day next following the receipt of such notice, each Lender shall make available to the Foreign Issuing Bank, at its head office, in

               Same Day Funds, such Lender's Revolving Multicurrency Commitment Percentage of such Foreign Unpaid Reimbursement Obligation so specified by the Foreign Issuing Bank, together with an amount equal to the product of (a) the weighted average, computed for the period referred to in clause (c) below, of the Overnight Rate, for each day included in such period, times (b) the amount
                                                           -----
               equal to such Lender's Revolving Multicurrency Commitment Percentage of such Foreign Unpaid Reimbursement Obligation, times
                                                                           -----
               (c) a fraction, the numerator of which is the number of days that elapse from and including the date the Foreign Issuing Bank paid the draft presented for honor or otherwise made payment to the date on which such Lender's Revolving Multicurrency Commitment Percentage of such Foreign Unpaid Reimbursement Obligation shall become immediately available to the Foreign Issuing Bank, and the denominator of which is 365. The responsibility of the Foreign Issuing Bank to Samsonite Europe and the Lenders shall be only to determine that the documents (including each draft) delivered under each Foreign Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Foreign Letter of Credit. From and after such purchase of the applicable Foreign Letter of Credit Participations, such Foreign Unpaid Reimbursement Obligations shall be deemed to have been converted into Base Rate Loans denominated in Dollars made by the Lenders (with such conversion constituting, for purposes of (S)6.9, a conversion of a Loan of one Type into a Loan of another Type prior to the expiration of the relevant Interest Period), and all amounts from time to time accruing, and all amounts from time to time payable, on account of such Foreign Unpaid Reimbursement Obligations shall be payable in Dollars as if such Foreign Letter of Credit had originally been issued in Dollars.

               5.4. Obligations Absolute. The respective Borrower's obligations
                    --------------------
          under this (S)5 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which such Borrower may have or have had against the Issuing Bank or the Foreign Issuing Bank, as the case may be, any Lender or any beneficiary of a Letter of Credit or Foreign Letter of Credit, as the case may be. Each Borrower further agrees with the Issuing Bank and the Foreign Issuing Bank, as the case may be, and the Lenders that the Issuing Bank, the Foreign Issuing Bank and the Lenders shall not be responsible for, and the Company's Reimbursement Obligations under (S)5.2.1 and Samsonite Europe's Foreign Reimbursement Obligations under (S)5.2.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the respective Borrower, the beneficiary of any Letter of Credit or Foreign Letter of Credit or any financing institution or other party to which any Letter of Credit or Foreign Letter of Credit, as the case may be, may be transferred or any claims or defenses whatsoever of such Borrower against the beneficiary of any Letter of Credit, any Foreign Letter of Credit or any such transferee. The Issuing Bank, the Foreign Issuing Bank and the Lenders shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit or Foreign Letter of Credit except where such error, omission, interruption or delay arises solely from the Issuing Bank's or the Foreign Issuing Bank's gross negligence or willful misconduct. Each Borrower agrees that any action taken or omitted by the Issuing Bank, the Foreign Issuing Bank or any Lender under or in connection with each Letter of Credit, Foreign Letter of Credit and the respective related drafts and documents, if done in good faith and absent gross negligence or willful misconduct, shall be binding upon such Borrower and shall not result in any liability on the part of the Issuing Bank, the Foreign Issuing Bank or any Lender to such Borrower.

           5.5. Reliance by Issuer. To the extent not inconsistent with (S)5.4,
                ------------------
     the Issuing Bank and the Foreign Issuing Bank, as the case may be, shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit or Foreign Letter of Credit, as the case may be, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Issuing Bank or the Foreign Issuing Bank, as the case may be. The Issuing Bank and the Foreign Issuing Bank, as the case may be, shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first have received such advice or concurrence of the Majority Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Issuing Bank and the Foreign Issuing Bank, as the case may be, shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement in accordance with a request of the Majority Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and all future holders of the Revolving Credit Notes, Loan Accounts or of a Letter of Credit Participation or a Foreign Letter of Credit Participation.

     5.6.  Letter of Credit and Foreign Letter of Credit Fees.
           --------------------------------------------------

                5.6.1. Letter of Credit Fees. The Company shall, quarterly in
                       ---------------------
     arrears on the first day of each calendar quarter (for the quarter or portion thereof then ended) and at such other time or times as such charges are customarily made by the Issuing Bank, pay a fee (in each case, a "Letter of Credit Fee") to the Administrative Agent, in Dollars, in arrears
     (a) in respect of each standby Letter of Credit equal to (i) 1/8% per annum with respect to the aggregate Maximum Drawing Amount from time to time of such standby Letter of Credit (the "Standby Letter of Credit Issuance Fee"), such Standby Letter of Credit Issuance Fee to be for the account of the Issuing Bank and (ii) the Applicable Margin per annum for Eurodollar Rate Loans (other than the Domestic Term Loan) with respect to the aggregate Maximum Drawing Amount from time to time of such standby Letter of Credit (the "Standby Letter of Credit Fee"), which Standby Letter of Credit Fee shall be allocated pro rata (according to the applicable
                                   --- ----
     Revolving Commitment Percentages) to each of the Lenders, and (b) in respect of each documentary Letter of Credit equal to (i) 1/8% per annum with respect to the aggregate Maximum Drawing Amount from time to time of such documentary Letter of Credit (the "Documentary Letter of Credit Issuance Fee"), such Documentary Letter of Credit Issuance Fee to be for the account of the Issuing Bank and (ii) the applicable Documentary Letter of Credit Fee Rate per annum with respect to the aggregate Maximum Drawing Amount from time to time of such documentary Letter of Credit (the "Documentary Letter of Credit Fee"), which Documentary Letter of Credit Fee shall be allocated pro rata (according to the applicable Revolving
                        --- ----
     Commitment Percentages) to the Lenders. In addition, the Company shall from time to time pay to the Issuing Bank, for its own account, such incidental issuance fees, modification fees, negotiation fees, transfer fees and other similar processing fees and charges in connection with the issuance or administration of each such Letters of Credit as shall then be generally charged by such Issuing Bank in connection with similar letter of credit-related transactions. For purposes of the foregoing, the Existing Letters of Credit shall be deemed to be issued on the Closing Date.

                5.6.1  Foreign Letter of Credit Fees. Samsonite Europe shall,
                       -----------------------------
     quarterly in arrears on the first day of each calendar quarter (for the quarter or portion thereof then ended) and at such other time or times as such charges are customarily made by the Foreign Issuing Bank, pay a fee (in each case, a "Foreign Letter of Credit Fee") to the Administrative Agent in Dollars, in arrears (a) in respect of each standby Foreign Letter of Credit equal to (i) 1/8% per annum with respect to the aggregate

     Maximum Drawing Amount from time to time of such standby Foreign Letter of Credit (the "Foreign Standby Letter of Credit Issuance Fee"), such Foreign Standby Letter of Credit Issuance Fee to be for the account of the Foreign Issuing Bank and (ii) the Applicable Margin per annum for Multicurrency Loans with respect to the aggregate Maximum Drawing Amount from time to time of such standby Foreign Letter of Credit (the "Foreign Standby Letter of Credit Fee"), which Foreign Standby Letter of Credit Fee shall be allocated pro rata (according to the applicable Revolving Multicurrency
               --- ----
     Commitment Percentages) to each of the Lenders, and (b) in respect of each documentary Foreign Letter of Credit equal to (i) 1/8% per annum with respect to the aggregate Maximum Drawing Amount from time to time of such documentary Foreign Letter of Credit (the "Foreign Documentary Letter of Credit Issuance Fee"), such Foreign Documentary Letter of Credit Issuance Fee to be for the account of the Foreign Issuing Bank and (ii) the applicable Foreign Documentary Letter of Credit Fee Rate per annum with respect to the aggregate Maximum Drawing Amount from time to time of such documentary Foreign Letter of Credit (the "Foreign Documentary Letter of Credit Fee"), which Foreign Documentary Letter of Credit Fee shall be allocated pro rata (according to the applicable Revolving Multicurrency
               --- ----
     Commitment Percentages) to the Lenders. In addition, Samsonite Europe shall from time to time pay to the Foreign Issuing Bank, for its own account, such incidental issuance fees, modification fees, negotiation fees, transfer fees and other similar processing fees and charges in connection with the issuance or administration of each such Foreign Letters of Credit as shall then be generally charged by such Foreign Issuing Bank in connection with similar letter of credit-related transactions. For purposes of the foregoing, the Existing Foreign Letters of Credit shall be deemed to be issued on the Closing Date. Prior to the time that a fee is payable under this paragraph, the Foreign Issuing Bank shall give notice in reasonable detail to the Foreign Agent and the Administrative Agent as to the daily Maximum Drawing Amount of the Foreign Letters of Credit issued by the Foreign Issuing Bank with respect to the period for which such fee is payable, and the Foreign Agent shall calculate such fee (based upon the actual exchange rate, at the time of such calculation, at which the Foreign Agent would be able to exchange the relevant Optional Currency for Dollars) and shall give notice of the amount thereof to the Administrative Agent and the Borrowers.

6. CERTAIN GENERAL PROVISIONS.
   --------------------------

     6.1. Fees. The Company agrees to pay to the Administrative Agent, for the
          ----
account of the applicable Person(s), on the Closing Date, the fees required to be paid on the Closing Date to such Persons in the amounts set forth in the Fee Letters. In addition, the Company shall from time to time pay to the Administrative Agent for the applicable specified accounts of the applicable Persons an Agent's Fee (in each case, an "Agent's Fee") and such other fees as are set forth in the Fee Letters, in each case at the times and in the amounts set forth in the Fee Letters.

     6.2. Funds for Payments.
          ------------------

            6.2.1. Payments to Administrative Agent and Foreign Agent. All
                   --------------------------------------------------
     payments of principal, interest, Commitment Fees, and any other amounts due hereunder or under any of the other Loan Documents, other than payments of principal, interest and Foreign Letter of Credit Fees made in respect of the Multicurrency Loans, Multicurrency Swing Line Loans, Foreign Reimbursement Obligations and Foreign Letters of Credit shall be made to the Administrative Agent, for the respective applicable accounts of the Lenders and the Administrative Agent, at the Administrative Agent's Head Office or at such other location in the San Francisco, California, area that the Administrative Agent may from time to time designate, in each case in Same Day Funds. All payments of principal and interest due hereunder or under any of the other Loan Documents in respect of the Multicurrency Loans, Multicurrency Swing Line Loans, Foreign Reimbursement Obligations and Foreign Letters of Credit shall be made to the Foreign Agent, for the respective applicable accounts of the Foreign Agent and the Lenders, at the Foreign Agent's Belgian Lending Office or such other location in Belgium that the Foreign Agent may from time to time designate, in each case in Same Day Funds and in the applicable currency as more fully set forth in
     (S)6.3 hereof. Each payment in respect of any Multicurrency Loan, Multicurrency Swing Line Loan, Foreign Reimbursement Obligation or Foreign Unpaid Reimbursement Obligation made by Samsonite Europe shall be made in the same currency in which such Loan was made or such Foreign Letter of Credit issued, as the case may be, unless otherwise expressly set forth in this Credit Agreement or otherwise agreed to by the Lenders. All payments of Reimbursement Obligations, Letter of Credit Fees and Foreign Letter of Credit Fees shall be made to the Administrative Agent, for the respective accounts of the Lenders, the Issuing Bank, and/or the Foreign Issuing Bank, as applicable, at the Administrative Agent's Head Office or at such other location that the Administrative Agent may from time to time designate, in each case in immediately available funds in Dollars. All payments of Foreign Reimbursement Obligations shall be made to the Foreign Agent, for the respective accounts of the Lenders and the Foreign Issuing Bank, at the Foreign Issuing Bank's head office or at such other location that the Foreign Issuing Bank may from time to time designate, in each case in Same Day Funds in the currency in which such Foreign Letter of Credit was issued, unless expressly set forth in this Credit Agreement or otherwise agreed to by the Lenders.

            6.2.2. No Offset, etc. All payments by the Borrowers hereunder and
                   --------------
     under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any foreign or domestic taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless such Borrower is required by law to make such deduction or withholding. Except as otherwise expressly provided in this (S)6.2, if any such obligation is imposed upon any of the Borrowers with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrowers will pay to the Administrative Agent, for the account of the Lenders or (as the case may be) the applicable Agents, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars or such other Optional Currency as may be applicable as shall be necessary to enable the Lenders or the applicable Agents to receive the same net amount which the Lenders or the applicable Agents would have received on such due date had no such obligation been imposed upon such Borrower. The Borrowers will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrowers hereunder or under such other Loan Document.

            6.2.3. Withholding Forms. Each Lender that is not incorporated or
                   -----------------
     organized under the laws of the United States of America or a state thereof or the District of Columbia (a "Non-U.S. Lender") agrees that it will deliver to the Company and the Administrative Agent, on or before the Closing Date, or, in the case of any Non-U.S. Lender that becomes a Lender pursuant to an Assignment and Acceptance, on or before the date of such Assignment and Acceptance, two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or a successor form) certifying that such Non-U.S. Lender is entitled to receive all payments under this Credit Agreement and the Notes without deduction or withholding of any United States federal income taxes, provided that any such Lender may instead deliver such documents or
            --------
     follow such other procedure as the Administrative Agent reasonably determines is sufficient for the purposes of this paragraph under then applicable United States tax laws. Each Non-U.S. Lender that so delivers a Form 1001 or 4224 (or delivering such other documents or following such other procedures) further undertakes to deliver to the Company and the Administrative Agent two (2) additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or promptly after the occurrence of any event requiring a change in the most recent form so delivered by it (or when otherwise required by any alternate document or procedure), and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Company or the Administrative Agent, in each case certifying that such Non-U.S. Lender is entitled to receive payments under this Credit Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including any change in treaty, law, or regulation) has occurred prior to the date on which any such delivery would otherwise be required that renders all such forms inapplicable or that would prevent such Non-U.S. Lender from duly completing and delivering any such form with respect to it and such Non-U.S. Lender advises the Company and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

            6.2.4. Exclusions. The Company shall not be required to pay any
                   ----------
     additional amounts to any Non-U.S. Lender in respect of United States Federal withholding tax pursuant to (S)6.2.2 above to the extent that (a) the obligation to withhold amounts with respect to United States Federal withholding tax existed on the date such Non-U.S. Lender became a party to this Credit Agreement or, with respect to payments to a different lending office designated by the Non-U.S. Lender as its applicable lending office (a "New Lending Office"), on the date such Non-U.S. Lender designated such New Lending Office with respect to a Loan; provided, however, that this
                                                --------  -------
     clause (a) shall not apply with respect to any transferee or New Lending Office as a result of an assignment, transfer or designation made at the request of the Company; and provided further, however, that this clause (a)
                                 -------- -------
     shall not apply to the extent the indemnity payment or additional amounts any transferee, or Non-U.S. Lender through a New Lending Office, would be entitled to receive without regard to this clause (a) do not exceed the indemnity payment or additional amounts that the Person making the assignment or transfer to such transferee, or Non-U.S. Lender making the designation of such New Lending Office, would have been entitled to receive in the absence of such assignment, transfer or designation; or
     (b) the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Lender to comply with the provisions of
     (S)6.2.3 above.

            6.2.5. Mitigation. Notwithstanding the foregoing, each Lender agrees
                   ----------
     to use reasonable efforts (consistent with legal and regulatory restrictions) to change its Domestic Lending Office or Eurodollar Lending Office to avoid or to minimize any amounts otherwise payable under (S)6.2.2 in each case solely if such change can be made in a manner so that such Lender, in its sole determination, suffers no legal, economic or regulatory disadvantage.

            6.2.6. Replacement of Non-Exempt Lenders. Within thirty (30) days
                   ---------------------------------
     after the Company is required to make a deduction or withholding for the account of, or payment of any additional amount to, any Non-U.S. Lender pursuant to (S)6.2.2 in respect of United States Federal withholding tax (any such Lender described in the preceding sentence is hereinafter referred to as an "Affected Lender"), the Company may request that the other Lenders (such Lenders being hereinafter referred to as the "Non-Affected Lenders") acquire at par all, but not less than all, of the Affected Lender's outstanding Loans, Unpaid Reimbursement Obligations, Foreign Unpaid Reimbursement Obligations and its participating interest in the risk relating to any Letters of Credit, Foreign Letters of Credit and Fronted Loans, and assume all, but not less than all, of the Affected Lender's Revolving Commitment Percentage and Revolving Multicurrency Commitment Percentage. If the Company so requests, the Non-Affected Lenders may elect to acquire at par all or any portion of the Affected Lender's outstanding Loans, Unpaid Reimbursement Obligations, Foreign Unpaid Reimbursement Obligations and its participating interest in the risk relating to any Letters of Credit, Foreign Letters of Credit and Fronted Loans, and assume all, but not less than all, of the Affected Lender's Revolving Commitment Percentage and Revolving Multicurrency Commitment. If the Non-Affected Lenders do not elect to acquire or assume all of the Affected Lender's outstanding Loans, Unpaid Reimbursement Obligations, Foreign Unpaid Reimbursement Obligations and its participating interest in the risk relating to any Letters of Credit, Foreign Letters of Credit and Fronted Loans, and assume all, but not less than all, of the Affected Lender's Revolving Commitment Percentage and Revolving Multicurrency Commitment Percentage, the Company may designate a replacement lender or lenders, which replacement lender or lenders must in each case be an Eligible Assignee and, in each case the Company must have obtained the prior written consent of the Administrative Agent, the Fronting Bank, the Issuing Bank and the Foreign Issuing Bank with respect to such replacement lender or lenders which consent by the Administrative Agent, the Fronting Bank, the Issuing Bank and the Foreign Issuing Bank shall not be unreasonably withheld, to acquire at par and assume that portion of the outstanding Loans, Unpaid Reimbursement Obligations, Foreign Unpaid Reimbursement Obligations, participating interest in the risk relating to any Letters of Credit, Foreign Letters of Credit and Fronted Loans, Revolving Commitment Percentage and Revolving Multicurrency Commitment Percentage of the Affected Lender not being acquired or assumed by the Non-Affected Lenders. The provisions of (S)20 hereof shall apply to all reallocations pursuant to this (S)6.2.6, and the Affected Lender and any Non-Affected Lenders and/or replacement lenders which are to acquire the Loans, Unpaid Reimbursement Obligations, Foreign Unpaid Reimbursement Obligations, participating interest in the risk relating to any Letters of Credit, any Foreign Letters of Credit and Fronted Loans, Revolving Commitment Percentage and Revolving Multicurrency Commitment Percentage of the Affected Lender, together with the applicable Borrower, shall execute and deliver to the Administrative Agent, in accordance with the provisions of (S)20 hereof, such Assignments and Acceptances and other instruments, including, without limitation, such Notes as are required pursuant to (S)20 to give effect to such reallocations. On the effective date of the applicable Assignments and Acceptances, the Company and Samsonite Europe shall pay to the Affected Lender all interest accrued on its Loans up to but excluding such date, along with any fees payable to such Affected Lender for periods hereunder up to but excluding such date.

     6.3. Payment Provisions; Computations.
          ----------------- --------------

            6.3.1. Currency of Account. Dollars are the currency of account and
                   -------------------
     payment for each and every sum at any time due from the Borrowers hereunder; provided that:
                --------

                   (a) except as expressly provided in (S)5.3 or (S)6.11 hereof, or as elsewhere expressly provided in this Credit Agreement, each repayment of a Loan or a part thereof shall be made in the currency in which such Loan is denominated at the time of that repayment;

                   (b) each payment of interest and Fronting Fees shall be made in the currency in which such principal, or other sum, in respect of which such interest is payable, is denominated;

                   (c) each payment in respect of costs and expenses shall be made in the currency in which the same were incurred; and

                   (d) any amount expressed to be payable in a currency other than Dollars shall be paid in that other currency.

            6.3.2. Application of Interest Payments for Multicurrency Loans;
                   ---------------------------------------------------------
     Risk Participation Fees. Interest and fees, if any, payable by Samsonite
     -----------------------
     Europe on the Multicurrency Loans shall be paid as follows: (a) as to interest due with respect to a Multicurrency Loan that was held by a Multicurrency Lender, to the Foreign Agent for the respective account of each such Multicurrency Lender and (b) as to interest due with respect to Fronted Loans to the Fronting Bank, for the account of the Fronting Bank, provided that as promptly as is practicable following each date upon which
     --------
     the Fronting Bank receives a payment of interest under this Credit Agreement on account of any Fronted Loans, such Fronting Bank shall convert into Dollars based upon the actual exchange rate then applicable to the Fronting Bank the amount equal to the portion of such payment which constitutes the Applicable Margin thereof (or, with respect to each Non-Multicurrency Lender which funded the purchase of a participating interest in such Fronted Loan pursuant to (S)6.11.2 hereof, as the case may be, such Non-Multicurrency Lender's Revolving Multicurrency Commitment Percentage of the full amount of such interest payment to the extent that it relates to Fronted Loans that are Revolving Multicurrency Loans or such Non-Multicurrency Lender's Foreign Term Loan Commitment Percentage of the full amount of such interest payment to the extent that it relates to Fronted Loans that constitute all or a portion of the Foreign Term Loan). In consideration of the agreement set forth in this Credit Agreement of the Non-Multicurrency Lenders to purchase participating interests in the Fronted Loans, the Fronting Bank hereby agrees to pay to the Administrative Agent, for the ratable accounts (based on their respective Revolving Multicurrency Commitment Percentages or Foreign Term Loan Commitment Percentages, as applicable) of each Non-Multicurrency Lender, a risk participation fee (the "Risk Participation Fee") in the amount equal to the proceeds received by such Fronting Bank from such conversion to Dollars or, if no such conversion is required, the amount in

     Dollars which would have been converted if such interest had been paid in an Optional Currency; provided, however, that in the event that any Non-
                           --------  -------
     Multicurrency Lender has funded the purchase of participating interests in the extensions of credit on account of which such interest payment was made pursuant to (S)6.11, such Fronting Bank shall instead pay to the Administrative Agent, for the account of each Non-Multicurrency Lender which has so funded such purchase, the amount equal to such Non-Multicurrency Lender's Revolving Multicurrency Commitment Percentage or Foreign Term Loan Commitment Percentage of the proceeds received by such Fronting Bank from such conversion relating to Fronted Loans that are Revolving Multicurrency Loans or all or a portion of the Foreign Term Loan, respectively. Such amount shall be payable to the Administrative Agent in Dollars on the date upon which the Fronting Bank receives the proceeds of such conversion.

            6.3.3. Computations. All computations of interest with respect to
                   ------------
     Eurodollar Rate Loans, Multicurrency Loans and Multicurrency Swing Line Loans and of Commitment Fees, Letter of Credit Fees, Foreign Letter of Credit Fees or other fees shall, unless otherwise expressly provided herein, be based on a 360-day year and paid for the actual number of days elapsed. All computations of interest with respect to Base Rate Loans shall be based on a 365-day or 366-day year, as the case may be, and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans and Multicurrency Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans and computation of interest thereon as reflected on the Records and the Loan Accounts from time to time shall be considered correct and binding on the Borrowers unless within five (5) Business Days after receipt of any notice given by the Administrative Agent, the Foreign Agent or any of the Lenders of such outstanding amount or interest, the Borrowers shall notify such Person in writing to the contrary.

            6.3.4. Computations by Foreign Agent. In addition to any other
                   -----------------------------
     computations and notices provided for herein, the Foreign Agent shall give notice to the Administrative Agent and the Company within 5 days after the end of each month, which notice shall set forth the Dollar Equivalent amount as of the end of such month of (a) the Maximum Drawing Amount of the Foreign Letters of Credit, (b) the Unpaid Reimbursement

          Obligations with respect to Foreign Letters of Credit, (c) the principal amount of and accrued interest on the Foreign Term Loan, (d) the principal amount of and accrued interest on the outstanding Multicurrency Swing Line Loans, and (e) the principal amount of and accrued interest on the outstanding Revolving Multicurrency Loans.

              6.3.5. Notices from Issuing Banks. Each Issuing Bank shall give
                     --------------------------
          notice to the Administrative Agent on the last day of each fiscal quarter of the Company, which notice shall set forth (a) the aggregate Maximum Drawing Amount as of the end of such fiscal quarter of the Company of all Letters of Credit issued by such Issuing Bank, and (b) the daily aggregate Maximum Drawing Amount during such fiscal quarter of the Company of all Letters of Credit issued by such Issuing Bank.

              6.3.6. Crediting of Payments. All payments and prepayments of
                     ---------------------
          principal, interest or fees by the Company hereunder that are received by the Administrative Agent after 11:00 a.m. (New York City time) (or, with respect to payments made to the Foreign Agent, that are received by the Foreign Agent after 11:00 a.m. (Applicable Belgium Time)) will be deemed for all purposes to have been received on the next Business Day.

          6.4. Inability to Determine Eurodollar Rate or Eurocurrency Rate. In
               -----------------------------------------------------------
     the event, prior to the commencement of any Interest Period relating to any Eurodollar Rate Loan or Multicurrency Loan, the Administrative Agent or the Foreign Agent, as the case may be, shall determine or be notified by the Majority Lenders that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate or the Eurocurrency Rate, as the case may be, that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan or Multicurrency Loan during any Interest Period, the Administrative Agent or the Foreign Agent, as the case may be, shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrowers and the Lenders) to the Borrowers and the Lenders. In such event (a) if adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate, (i) any Loan Request or Conversion Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and with respect to Revolving Credit Loans, shall be deemed a request for Base Rate Loans, (ii) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan and (iii) the obligations of the Lenders to make Eurodollar Rate Loans shall be suspended until the Administrative Agent or the Majority Lenders determine that the circumstances giving rise to such suspension no longer exists, whereupon the Administrative Agent, or the Administrative Agent upon the instruction of the Majority Lenders, shall so notify the Borrowers and the Lenders; and (b) if adequate and reasonable methods do not exist for ascertaining the Eurocurrency Rate, (i) any Revolving Multicurrency Loan Request shall be automatically withdrawn and (ii) each Multicurrency Loan will automatically, on the last day of the then current Interest Period relating thereto, be due and payable and must then be repaid; unless, but only in the event that, such Multicurrency Loan constitutes all or a portion of the Foreign Term Loan, each of the Administrative Agent, the Foreign Agent, the Fronting Bank and those Multicurrency Lenders holding portions of the Foreign Term Loan consents and agrees to continue such Multicurrency Loan on a short-term basis during which period it shall bear interest at a rate reasonably determined by the Fronting Bank and those Multicurrency Lenders holding such portions of the Foreign Term Loan to be equal to their weighted average cost of funds in Belgian francs for making or maintaining such Multicurrency Loan plus the Applicable Margin for
                                            ----
     Multicurrency Loans and (iii) the obligations of the Lenders to make Multicurrency Loans shall be suspended until the Foreign Agent or the Majority Lenders determine that the circumstances giving rise to such suspension no longer exist, whereupon the Foreign Agent or, as the case may be, the Foreign Agent upon the instruction of the Majority Lenders, shall so notify the Borrowers and the Lenders.

          6.5. Illegality. Notwithstanding any other provisions herein, if any
               ----------
     present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Rate Loans, Multicurrency Loans or perform its obligations in respect of any Loans in an Optional Currency or Currencies, such Lender shall forthwith give notice of such circumstances to the Borrowers and the other Lenders and thereupon (a) the commitment of such Lender to make Eurodollar Rate Loans or Multicurrency Loans or convert Base Rate Loan to Eurodollar Rate Loans, or to make Loans in such Optional Currency, as the case may be, shall forthwith be suspended, (b) to the extent it is unlawful to make or maintain Eurodollar Rate Loans, such Lender's Revolving Credit Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law and (c) to the extent it is unlawful to make or maintain Multicurrency Loans or for a Lender to perform its obligation in respect of any Loans in an Optional Currency, such Lender's Multicurrency Loans then outstanding, if any, shall be repaid on the last day of each Interest Period applicable to such Multicurrency Loan or within such earlier period as may be required by law; unless, but only in the event that such Multicurrency Loan constitutes all or a portion of the Foreign Term Loan, each of the Administrative Agent, the Foreign Agent, the Fronting Bank and
     those Multicurrency Lenders holding portions of the Foreign Term Loan consents and agrees to continue such Multicurrency Loan on a short-term basis during which period it shall bear interest at a rate reasonably determined by the Fronting Bank and those Multicurrency Lenders holding such portions of the Foreign Term Loan to be equal to their weighted average cost of funds in Belgian francs for making or maintaining such Multicurrency Loan plus the Applicable Margin for Multicurrency Loans and
                        ----
     such continuation would remedy such unlawful maintenance or performance with respect to such Multicurrency Loan. Each of the Borrowers hereby agrees promptly to pay the Administrative Agent or the Foreign Agent, as the case may be, for the account of such Lender, upon demand by such Lender, any additional amounts necessary to compensate such Lender for any costs incurred by such Lender in making any conversion or suffering such repayment in accordance with this (S)6.5, including any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans and Multicurrency Loans hereunder.

          6.6. Additional Costs, etc. If any introduction, adoption or change in
               ---------------------
     any applicable law or regulation, or changes in the interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof, or the compliance with any guideline, directive, or request promulgated or issued after the date hereof by or from any central bank or other governmental or other regulatory body or official (whether or not having the force of law) shall:

               (a) subject any Lender or any Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, any Foreign Letters of Credit, such Lender's Commitment or fronting obligation or the Loans (other than taxes based upon or measured by the income or profits of such Lender or such Agent), or

               (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to any Lender or any Agent under this Credit Agreement or any of the other Loan Documents, or

               (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Lender, or

               (d) impose on any Lender or any Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, any Foreign Letters of Credit, the Loans, such Lender's Revolving Commitment, fronting obligations or Revolving Multicurrency Commitment, or any class of loans, letters of credit or commitments of which any of the Loans, Letters of Credit, Foreign Letters of Credit or such Lender's Revolving Commitment, fronting obligations or Revolving Multicurrency Commitment forms a part, and the result of any of the foregoing is

                      (i) to increase the cost to any Lender of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Lender's Revolving Commitment, fronting obligations, or Revolving Multicurrency Commitment, or any Letter of Credit or Foreign Letter of Credit, or

                      (ii) to reduce the amount of principal, interest, Reimbursement Obligation, Foreign Reimbursement Obligation or other amount payable to such Lender or such Agent hereunder on account of such Lender's Revolving Commitment, fronting obligations, or Revolving Multicurrency Commitment, any Letter of Credit, any Foreign Letter of Credit or any of the Loans, or

                      (iii) to require such Lender or such Agent to make any payment or to forego any interest, fee, or other sum payable hereunder, the amount of which payment or foregone interest, fee, or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or such Agent from the Borrowers hereunder, then, and in each such case, upon demand made by such Lender or (as the case may be) the Administrative Agent or the Foreign Agent, the Borrower whose Loan, credit facility, Letter of Credit or Foreign Letter of Credit is giving rise to any of the foregoing will at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender or such Agent such additional amounts as will be sufficient to compensate such Lender or such Agent for such additional cost, reduction, payment or foregone interest, fee, or other sum.

          6.7. Capital Adequacy. If after the date hereof any Lender or Lead
               ----------------
      Agent determines that (a) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (b) compliance by such Lender, or such Lead Agent or any corporation controlling such Lender or such Lead Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Lender's or such Lead Agent's commitment with respect to any Loans to a level below that which such Lender or such Lead Agent could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such Lead Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Lender or (as the case may be) such Lead Agent to be material, then such Lender or such Lead Agent may notify the Borrowers of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate (as to Revolving Credit Loans and the Domestic Term Loan) or the Overnight Rate (as to Multicurrency Loans), or such other interest rate as may be applicable to the Loans, the applicable Borrower agrees to pay such Lender or such Agent (as the case may be) the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such Lender or such Agent (as the case may be) of a certificate in accordance with (S)6.8 hereof.

          6.8. Certificate. A certificate setting forth any additional amounts
               -----------
      payable pursuant to (S)(S)6.6 or 6.7 and a brief explanation of such amounts which are due, submitted by any Lender or such Agent to the Borrowers, shall be conclusive, absent manifest error, that such amounts are due and owing.

          6.9. Indemnity. Each Borrower agrees to indemnify each Lender and to
               ---------
      hold each Lender harmless from and against any loss, cost, or expense (but excluding loss of anticipated profits) that such Lender may sustain or incur as a consequence of (a) default by such Borrower in payment of the principal amount of or any interest on any Eurodollar Rate Loans, Multicurrency Loan, or Multicurrency Swing Line Loans as and when due and payable, including any such loss, cost, or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans, Multicurrency Loans and Multicurrency Swing Line Loans, (b) default by such Borrower in making a borrowing or conversion after such Borrower has given (or is deemed to have given) a Notice of Swing Line Borrowing, Notice of Multicurrency Swing Line Borrowing, Loan Request, Revolving

     Multicurrency Loan Request, or a Conversion Request relating thereto in accordance with (S)2.7 or (S)2.8 or (S)4.7 or (S)4.8 or (c) the making of any payment (including without limitation any mandatory or optional prepayment pursuant to (S)3) of a Eurodollar Rate Loan, Multicurrency Loan, or Multicurrency Swing Line Loan or the making of any conversion of any such Eurodollar Rate Loan, Multicurrency Loan, or Multicurrency Swing Line Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto (or, if the relevant Borrower has requested, or is deemed to have requested, that an Interest Period relating to a Revolving Multicurrency Loan or all or any portion of the Foreign Term Loan be continued, the making of a payment on a day that is the last day of the Interest Period that was so continued), including interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain any such Loans, assuming, hypothetically, for purposes of such calculations that (but regardless of whether) such Lender has funded such Eurodollar Rate Loan, Multicurrency Swing Line Loan or Multicurrency Loan in the applicable interbank market with a loan to it or deposit of the same amount and Interest Period as such Eurodollar Rate Loan, Multicurrency Swing Line Loan, or Multicurrency Loan, as the case may be. The losses, costs, and expenses that are subject to this (S)6.9 include, without limitation, any loss, cost, or expense arising from currency conversions or exchange rate fluctuations, or from the liquidation, re-employment, or exchange for (or conversion into) another currency of any funds obtained by any party seeking indemnification pursuant to this (S)6.9.

          6.10. Interest After Default. During the continuance of a Default or
                ----------------------
     an Event of Default until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived by the Majority Lenders (or, as applicable, all of the Lenders) pursuant to (S)27, each Borrower shall pay interest on (a) the unpaid principal amount of all Loans made to the Borrowers and owing to each Lender, compounded monthly and payable in arrears on the dates referred to in (S)(S)2.6, 3.5, and 4.6, at a rate per annum equal to all times to two percent (2%) over the highest rate of interest otherwise applicable to such Loans pursuant to (S)(S)2.6, 3.5, and 4.6, as the case may be (after as well as before judgment), and
     (b) (to the extent permitted by applicable law) all interest, fees and other amounts payable hereunder (other than principal) payable but not paid when due, from the date such amount shall be due until such amount shall be paid in full, compounded monthly and payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to two percent (2%) over the highest rate of interest otherwise applicable to such Loans pursuant to (S)(S)2.6, 3.5, and 4.6, as the case may be (after as well as before judgment) and, in the case of Obligations not subject to an Applicable Margin, at a rate per annum equal to the Base Rate plus two percent (2%); provided, however, that, on and after the
          ----                   --------  -------
     expiration of any

     Interest Period applicable to any Multicurrency Loan or Multicurrency Swing Line Loan outstanding on the date of occurrence of such Default or Event of Default or acceleration, the principal amount of such Loan shall, during the continuance of such Default or Event of Default or after acceleration, bear interest at a rate per annum equal to the Base Rate plus two percent
                                                              ----
     (2%). Notwithstanding anything to the contrary contained herein, while any Default or Event of Default exists, and subject to the effects of
     (S)(S)5.2.2 and 6.11.2 (but without prejudice to the rights of the Lenders under (S)14), Multicurrency Loans and Multicurrency Swing Line Loans may be continued on a monthly basis (or, in the case of the Multicurrency Swing Line Loans, for such Interest Period applicable thereto as may be chosen by the Multicurrency Swing Line Lender) and the Applicable Margin set forth in the column applicable thereto shall be increased by two percent (2%) per annum.

          6.11. Fronting Bank Provisions.
                ------------------------

                6.11.1. Payments to Administrative Agent and Fronting Bank.
                        --------------------------------------------------
          Samsonite Europe agrees to pay to the Fronting Bank for the account of the Fronting Bank a fronting fee (the "Fronting Fee") calculated at the rate of one-eighth of one percent (1/8%) per annum on the average principal amount of Fronted Loans outstanding (including amounts requested) during each calendar quarter or portion thereof from the Closing Date to the later of the Revolving Multicurrency Loan Maturity Date and the Foreign Term Loan Maturity Date. The Fronting Fee shall be payable on each Interest Payment Date pertaining to such Fronted Loans for the immediately preceding Interest Period, commencing on the first such date following the date hereof, with a final payment on the later to occur of (a) the Revolving Multicurrency Loan Maturity Date, or any earlier date on which the Total Revolving Multicurrency Commitment has terminated and (b) the Foreign Term Loan Maturity Date.

                6.11.2. Currency Conversions and Contingent Funding Agreement.
                        -----------------------------------------------------

                        (a) Each of the Non-Multicurrency Lenders hereby unconditionally and irrevocably agrees to purchase (in Dollars) an undivided participating interest in (x) its ratable share, determined by reference to its Revolving Multicurrency Commitment Percentage, of such Multicurrency Loans and Multicurrency Swing Line Loans made by the Fronting Bank and (y) its ratable share, determined by reference to its Foreign Term Loan Commitment Percentage, of the portion of the Foreign Term Loan made by the Fronting Bank, as the

               Foreign Agent may at any time request after receipt by such Non-Multicurrency Lender of proper documentary notice given by the Foreign Agent to such Non-Multicurrency Lenders to make any such payment, provided that:
                             --------

                       (i) the Foreign Agent hereby agrees that, unless an Event of Default has occurred and is continuing, it will not request any such purchase of participating interests unless a Fronting Loan Event has occurred and the Foreign Agent has given to the Borrowers seven (7) Business Days' prior written notice thereof;

                       (ii) the Foreign Agent hereby agrees that it promptly will request that the Non-Multicurrency Lenders purchase such participating interest in all outstanding Fronted Loans made by the Fronting Bank if the Fronting Bank provides to the Foreign Agent and the Administrative Agent a written certification that an Event of Default has occurred and is continuing and requesting that such a request be made by the Foreign Agent to the Non-Multicurrency Lenders; and

                       (iii) in the event that any of the events described in
                    (S)14.1(g), (h) or (j) (other than solely pursuant to the 1995 Subordinated Indenture) shall have occurred, each Non-Multicurrency Lender shall be deemed to have purchased, automatically and without request, such participating interest in the Fronted Loans made by the Fronting Bank to Samsonite Europe.

                    Any such request by the Foreign Agent shall be made in
               writing to each Non-Multicurrency Lender, with a copy to the Administrative Agent, and shall specify the amount of Dollars (based upon the actual exchange rate at which the Foreign Agent anticipates being able to obtain the relevant Optional Currency on the relevant date, with any excess payment being refunded to the Non-Multicurrency Lenders and any deficiency remaining payable by the Non-Multicurrency Lenders) required from such Non-Multicurrency Lender in order to effect the purchase by such Non-Multicurrency Lender of a participating interest in the amount equal to its Revolving Multicurrency Commitment Percentage times the aggregate then outstanding principal amount (in the applicable Optional Currency) of the Multicurrency Loans and Multicurrency Swing Line Loans or its Foreign Term Loan Commitment Percentage times the aggregate then outstanding principal amount (in Belgian francs) of the Foreign Term Loan, as applicable (which participating interest shall thereafter also cover accrued interest thereon and other amounts owing in connection therewith), in such Optional Currency. Promptly upon receipt of such request, each Non-Multicurrency Lender shall deliver to the Administrative Agent (in Same Day Funds), for delivery to the Foreign Agent (in Same Day Funds) the amount so specified by the Foreign Agent. The Foreign Agent shall convert such amounts into the relevant Optional Currency and shall promptly deliver the proceeds of such conversion to the Fronting Bank in immediately available funds. Promptly following receipt thereof, the Fronting Bank will deliver to each Non-Multicurrency Lender (through the Foreign Agent) a certificate setting forth the amount of the Fronted Loans purchased by such Non-Multicurrency Lender, dated the date of receipt of such funds and in such amount. From and after such purchase, (i) the outstanding Multicurrency Loans and Multicurrency Swing Line Loans shall be deemed to have been converted into Base Rate Loans denominated in Dollars (with such conversion constituting, for purposes of (S)6.9, a conversion of a Loan of one Type into a Loan of another Type prior to the expiration of the relevant Interest Period),
               (ii) any further Revolving Multicurrency Loans or Multicurrency Swing Line Loans to be made to Samsonite Europe shall be made in Dollars, with each Non-Multicurrency Lender purchasing a participating interest therein in the manner described in the foregoing provisions of this (S)6.11.2 immediately upon the making thereof in the amount equal to such Non-Multicurrency Lender's Revolving Multicurrency Commitment Percentage thereof (with the Foreign Agent hereby agreeing to provide prompt notice to each such Non-Multicurrency Lender of its receipt from the Fronting Bank of a notice of Borrowing and the making of the Fronted Loans), (iii) all amounts from time to time accruing, and all amounts from time to time payable, on account of such Fronted Loans (including, without limitation, any interest and other amounts which were accrued but unpaid on the date of such purchase) and Multicurrency Loans funded by any Multicurrency Lender shall be payable in Dollars as if such Fronted Loans or Multicurrency Lender, as the case may be, had originally been made in Dollars and as to Fronted Loans shall be distributed by the Fronting Bank to the Foreign Agent, for the accounts of the Non-Multicurrency Lenders, on account of such participating interests. Notwithstanding anything to the contrary contained in this (S)6.11, the failure of any Non-Multicurrency Lender to purchase its participating interest in any Fronted Loans shall not relieve any other Non-Multicurrency Lender of its obligations hereunder to purchase its participating interest in a timely manner, but no Non-Multicurrency Lender shall be responsible for the failure of any other Non-Multicurrency Lender to purchase the participating interest to be purchased by such other Non-Multicurrency Lenders on any date.

                    (b) If any amount required to be paid by any Non-
               Multicurrency Lender pursuant to (S)6.11.2(a) hereof is paid to the Foreign Agent within three (3) Business Days following the date upon which such Non-Multicurrency Lender receives notice from the Foreign Agent that the Fronted Loan in which such Non-Multicurrency Lender has purchased a participating interest has been made, such Non-Multicurrency Lender shall pay to the Foreign Agent on demand an amount equal to the product of (i) such amount, times (ii) the daily average Overnight Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the Foreign Agent, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 365. If any such amount required to be paid by any Non-Multicurrency Lender pursuant to (S)6.11.2 is not in fact made available to the Foreign Agent within three (3) Business Days following the date upon which such Non-Multicurrency Lender receives notice from the Foreign Agent that the Fronted Loan in which such Non-Multicurrency Lender has purchased a participating interest has been made, the Foreign Agent shall be entitled to recover from such Non-Multicurrency Lender, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Base Rate Loans hereunder. A certificate from the Foreign Agent submitted to any Non-Multicurrency Lender with respect to any amounts owing under this (S)6.11.2(b) shall be conclusive in the absence of manifest error. Amounts payable by any Non-Multicurrency Lender pursuant to this (S)6.11.2(b) shall be paid to the Foreign Agent, for the account of the Fronting Bank.

                    (c) Whenever at any time after the Fronting Bank has
               received from any Non-Multicurrency Lender such Non-Multicurrency Lender's participating interest in a Fronted Loan pursuant to
               (S)6.11.2(b) above, the Fronting Bank receives any payment on account thereof, such Fronting Bank will distribute to the Foreign Agent, for the account of such Non-Multicurrency Lender, such Non-Multicurrency Lender's participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Non-Multicurrency Lender's participating interest was outstanding) in like funds received; provided, however, that in the event that any such
                         --------  -------
               payment received by the Fronting Bank is required to be returned, such Non-Multicurrency Lender will return to the Fronting Bank any portion thereof previously distributed by the Fronting Bank to the Non-Multicurrency Lender in like funds as such payment is required to be returned by the Fronting Bank.

                    (d) Each Non-Multicurrency Lender's obligation to purchase participating interests pursuant to this (S)6.11 shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Non-Multicurrency Lender may have against the Fronting Bank, any Borrower or any other Person for any reason whatsoever; (ii) the occurrence and continuation of any Default or Event of Default;
               (iii) any adverse change in the condition (financial or otherwise) of the Borrowers or any other Lender; (iv) any breach of this Credit Agreement by the Borrowers or any other Lender; or
               (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that no
                                                               --------
               Non-Multicurrency Lender shall be obligated to purchase participating interests in any Fronted Loans made by the Fronting Bank to the extent that such Fronted Loans (at the time when made) caused the Dollar Equivalent amount of the sum of all Revolving Multicurrency Loans and Multicurrency Swing Line Loans outstanding plus all then outstanding Foreign Unpaid Reimbursement Obligations plus the Maximum Drawing Amount of then outstanding Foreign Letters of Credit to exceed the Total Revolving Multicurrency Commitment then in effect.

               6.11.3  Change of Status of Multicurrency Lender.
                       ----------------------------------------

                       (a) In the event that any Lender was, at the time of
               making a Multicurrency Loan, a Multicurrency Lender and subsequently becomes a Non-Multicurrency Lender while such Multicurrency Loans made by such Lender are still outstanding, such Lender shall immediately upon becoming aware that it is no longer a Multicurrency Lender notify the Administrative Agent, the Fronting Bank, the Foreign Agent, and the Borrowers of such a change in its status. As of the effective date of such a change in status, such Lender shall be considered a Non-Multicurrency Lender for all Multicurrency Loans made after such date, until such time, if ever, as such Lender would again constitute a Multicurrency Lender. As to any Multicurrency Loans made by such Lender when it was a Multicurrency Lender, such Lender shall be considered a Multicurrency Lender as to such Multicurrency Loans, unless the Fronting Bank, in its sole and absolute discretion, elects to purchase (at par) from such Lender those outstanding Multicurrency Loans made by such Lender when it was a Multicurrency Lender. If the Fronting Bank elects to purchase such Multicurrency Loans, from and after the date of such purchase, such Multicurrency Loans shall be considered Fronted Loans, and the rights and obligations of such Lender, the Fronting Bank and Samsonite Europe shall be governed by this
               (S)6.11 as if such Multicurrency Loans were made as Fronted Loans on the date of such purchase. Any and all interest accrued and unpaid on such Multicurrency Loans as of the date of purchase shall be governed by (S)6.3.2(b). Upon any such sale by a Lender to the Fronting Bank hereunder, such Lender represents and warrants to the Fronting Bank that such Lender is the legal and beneficial owner of such interest being sold by it, but makes no other representation or warranty and assumes no responsibility with respect to such Multicurrency Loans, the Loan Documents or any Borrower.

                       (b) In the event that any Lender was, at the time of
               making a Multicurrency Loan which is still outstanding, a Non-Multicurrency Lender and such Lender subsequently becomes a Multicurrency Lender, such Lender shall notify the Administrative Agent, the Fronting Bank, the Foreign Agent, and the Borrowers of such a change in its status. As of the effective date of such a change in status, such Lender shall be considered a Multicurrency Lender for all Multicurrency Loans
               made after such date, until such time, if ever, as such Lender would again constitute a Non-Multicurrency Lender. As to any Multicurrency Loans fronted by the Fronting Bank (and as to any risk participation in such Fronted Loans held by such Lender) when such Lender was a Non-Multicurrency Lender, such Lender shall, immediately upon a change in its status to a Multicurrency Lender, purchase (at par) from the Fronting Bank its pro rata
                                                                    --- ----
               share, determined by reference (i) in the case of Revolving Multicurrency Loans, to the portion of the aggregate Non-Multicurrency Lenders Commitments represented by its Revolving Multicurrency Commitment Percentage, of all Fronted Loans that are Revolving Multicurrency Loans and (ii) in the case of the Foreign Term Loan, to the portion of the aggregate Foreign Term Loan Commitment Percentages of the Non-Multicurrency Lenders represented by its Foreign Term Loan Commitment Percentage, of the Foreign Term Loan. From and after the date of such purchase, such Lender's portion of the Fronted Loans so purchased by such Lender shall be considered Multicurrency Loans made on such date, and the rights and obligations of such Lender, the Fronting Bank and Samsonite Europe shall be governed by this (S)6.11 as if such Lender's pro rata share, determined by reference (i) in the case
                        --- ----
               of Revolving Multicurrency Loans, to the portion of the Non-Multicurrency Lenders Commitments represented by its Revolving Multicurrency Commitment Percentage, of the Fronted Loans that are Revolving Multicurrency Loans and (ii) in the case of the Foreign Term Loan, to the portion of the aggregate Foreign Term Loan Commitment Percentages of the Non-Multicurrency Lenders represented by its Foreign Term Loan Commitment Percentage, of the Foreign Term Loan, were made as Multicurrency Loans on the date of such purchase. Any and all interest accrued and unpaid on such Multicurrency Loans as of the date of purchase shall be governed by (S)6.3.2(a). Upon any such sale by the Fronting Bank to any Lender hereunder, the Fronting Bank represents and warrants to the Lender that the Fronting Bank is the legal and beneficial owner of such interest being sold by it, but makes no other representation or warranty and assumes no responsibility with respect to such Multicurrency Loans, the Loan Documents or any Borrower.

                    (c) Each Lender (other than BofA, BKB and CIBC Inc., which are not Multicurrency Lenders on the Closing Date) shall, on the Closing Date, or (if applicable) such later date as such Lender becomes a party to this Agreement, specify in a written notice to the Fronting Bank as to whether such Lender qualifies as a Multicurrency Lender. In addition, each Lender shall immediately notify the Fronting Bank upon a change in such Lender's status from a Multicurrency Lender to a Non-Multicurrency Lender, or from a Non-Multicurrency Lender to a Multicurrency Lender.

               6.11.4.   Resignation of Fronting Bank. The Fronting Bank may
                         ----------------------------
          resign at any time by giving sixty (60) days prior written notice thereof to the Foreign Agent, the Lenders, the Administrative Agent, and the Borrowers; provided such resignationshall not become
                             --------
          effective until the date upon which a replacement Fronting Bank reasonably acceptable to the Majority Lenders and the Lead Agents, and so long as no Default or Event of Default has occurred and is continuing, the Borrowers, has been selected and has assumed the rights and obligations of a Fronting Bank hereunder. Unless a Default or Event of Default shall have occurred and be continuing, such successor Fronting Bank shall be reasonably acceptable to the Borrowers. If no successor Fronting Bank shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the resigning Fronting Bank's giving of notice of resignation, then the resigning Fronting Bank may, on behalf of the Lenders, appoint a successor Fronting Bank, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's, which qualifies as a Multicurrency Lender, and having otherwise the ability to fund the Multicurrency Loans from a Multicurrency Lending Office. Upon the acceptance of any appointment as Fronting Bank hereunder by a successor Fronting Bank, such successor Fronting Bank shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the resigning Fronting Bank, and the resigning Fronting Bank shall be discharged from its duties and obligations hereunder. After any resigning Fronting Bank's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Fronting Bank.

               6.12.     Certain Notifications For Samsonite Europe. In the
                         ------------------------------------------
          event that any Lender, the Multicurrency Swing Line Lender or the Fronting Bank sells, assigns, or otherwise transfers all or any part of its interests in any Multicurrency Loan, Multicurrency Swing Line Loan, Foreign Unpaid Reimbursement Obligations, participating interests in the risk relating to any Foreign Letters of Credit and

     Fronted Loans or its Revolving Multicurrency Commitment to any other Lender, Eligible Assignee or the Fronting Bank, as the case may be, the Lender, Eligible Assignee or the Fronting Bank obtaining or receiving such transfer shall provide written notice of such transfer to Samsonite Europe (which notice shall be via registered mail); provided, however, that a
                                                  --------  -------
     failure to so provide such notice shall in no manner relieve Samsonite Europe of any of its obligations hereunder. In addition, a notice to Samsonite Europe delivered by the Foreign Agent on behalf of such Lender, Eligible Assignee or Fronting Bank obtaining or receiving such transfer shall constitute compliance with this (S)6.12. The Foreign Agent is hereby authorized to deliver such notice in the name and for the account of such Lender, Eligible Assignee or Fronting Bank obtaining or receiving such transfer

     7.  COLLATERAL SECURITY AND GUARANTEES.
         ----------------------------------

          7.1  Security of Borrowers. The Obligations shall be secured by a
               ---------------------
     perfected first priority security interest (pari passu with the PBGC
                                                 ---- -----
     Ratable Lien only as to certain Collateral to the extent required by the PBGC Letter, and subject only to Permitted Liens entitled to priority under applicable law) in Collateral consisting of substantially all of the assets of the Company (including, without limitation, the capital stock and other equity interests required to be pledged under (S)9.15), whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which the Company is a party (other than the following: (a) real property;
     (b) the capital stock, owned by either Borrower, of a Subsidiary which is not a Significant Subsidiary (other than any Subsidiary the capital stock of which is pledged pursuant to the Security Documents); (c) a portion equal to thirty-four percent (34%) of the total issued and outstanding capital stock of any Significant Foreign Subsidiary (or such lower non-pledged percentage as may result from the application of the provisions of
     (S)9.15 hereof); (d) promissory notes executed and delivered by officers and directors of the Company as consideration for the purchase by such officers and directors of the common stock of the Company in accordance with the applicable compensation arrangements between the Company and such officers and directors as approved by the Board of Directors of the Company; and (e) assets subject to liens permitted by (S)10.2(g) hereof and assets subject to existing Capitalized Leases or existing purchase money security interests set forth on Schedule 10.2 hereto; provided, however,
                                     -------- ----         --------  -------
     the Administrative Agent shall not require a perfected security interest in
     (i) any motor vehicles owned by the Company; (ii) any tangible assets owned by the Company on the Closing Date which are physically located in jurisdictions outside of the United States (other than shares of capital stock or other equity interests which are the subject of the Security Documents); and (iii) any trademarks, patents or copyrights owned, licensed or used by the Company and granted under the laws of any jurisdiction outside of the United States; provided, further, that the
                                   --------  -------

     Company shall not be required to deliver to the Administrative Agent any checks or similar instruments received for deposit or collection in the ordinary course of business, or instruments in stated principal amounts of $50,000 or less, calculated individually (the "Excluded Possessory Collateral"). The Obligations of Samsonite Europe shall be secured by a perfected, first priority pledge of 100% of the capital stock and other equity interests of any Significant Subsidiary now owned or hereafter acquired by Samsonite Europe (in each case to the extent provided in (S)9.15 hereof).

          7.2. Guaranties And Security Of Subsidiaries. The Obligations shall
               ---------------------------------------
     also be guaranteed by the Guarantors pursuant to the terms of the Guarantees, as further provided in (S)9.13. The obligations of the Guarantors that are Domestic Subsidiaries under the Guarantees shall be in turn secured by a perfected first priority security interest (pari passu
                                                                   ---- -----
     with the PBGC Ratable Lien only as to certain Collateral to the extent required by the PBGC Letter, and subject only to Permitted Liens entitled to priority under applicable law) in Collateral consisting of substantially all of the assets of each such Guarantor, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which such Guarantors are party (other than the following: (a) real property; (b) the capital stock, owned by any Guarantor, of a Subsidiary which is not a Significant Subsidiary (other than any Subsidiary the capital stock of which is pledged pursuant to the Security Documents); (c) a portion equal to thirty-four percent (34%) of the total issued and outstanding capital stock of any Significant Foreign Subsidiary (or such lower non-pledged percentage as may result from the application of the provisions of (S)9.15 hereof); and (d) assets subject to liens permitted by (S)10.2(g) hereof and assets subject to existing Capitalized Leases or existing purchase money security interests set forth on Schedule 10.2 hereto; provided, however,
                                     -------------         --------  -------
     the Administrative Agent shall not require a perfected security interest in
     (i) any motor vehicles owned by the Guarantors; (ii) any tangible assets owned by any Guarantor on the Closing Date which are physically located in jurisdictions outside of the United States (other than shares of capital stock which are the subject of the Security Documents); and (iii) any trademarks, patents or copyrights owned, licensed or used by any Guarantor and granted under the laws of any jurisdiction outside of the United States; provided, further, that the Guarantors shall not be required to
             --------  -------
     deliver to the Administrative Agent any of the Excluded Possessory Collateral. The Obligations of the Guarantors shall also be secured by a perfected, first priority pledge of such portion (if any) of the capital stock and other equity interests of any Significant Subsidiary now owned or hereafter acquired by such Guarantors as shall be required by (and in each case to the extent provided in) (S)9.15 hereof.

          7.3  Guaranty by the Company of the Obligations.
               ------------------------------------------

               7.3.1  Guaranty. For value received and hereby acknowledged and
                      --------
          as an inducement to the Lenders and the Agents to make the Loans, Letters of Credit and Foreign Letters of Credit available to the Borrowers, the Company hereby unconditionally and irrevocably guarantees (a) the full punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of Samsonite Europe now or hereafter existing whether for principal, interest, fees, expenses or otherwise, and (b) the strict performance and observance by Samsonite Europe of all agreements, warranties and covenants applicable to Samsonite Europe in the Loan Documents and (c) the obligations of Samsonite Europe under the Loan Documents (such Obligations collectively being hereafter referred to as the "Guaranteed Obligations").

               7.3.2  Guaranty Absolute. The Company guarantees that the
                      -----------------
          Guaranteed Obligations will be paid strictly in accordance with the terms hereof, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Bank with respect thereto. The liability of the Company under this guaranty with regard to the Guaranteed Obligations of Samsonite Europe shall be absolute and unconditional irrespective of:

                        (a) Samsonite Europe's lack of authorization, execution, validity or enforceability of this Credit Agreement and any amendment hereof (with regard to such Guaranteed Obligations), or any other obligation, agreement or instrument relating thereto (it being agreed by the Company that the Guaranteed Obligations shall not be discharged prior to the final and complete satisfaction of all of the Obligations of Samsonite Europe) or any failure to obtain any necessary governmental consent or approvals or necessary third party consents or approvals;

                         (b) any Agent's or any Lender's exercise or enforcement
               of, or failure or delay in exercising or enforcing, legal proceedings to collect the Obligations or the Guaranteed Obligations or any power, right or remedy with respect to any of the Obligations or the Guaranteed Obligations, including (i) any suspension of any Agent or any Lender's right to enforce against Samsonite Europe of the Guaranteed Obligations, or (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed

               Obligations of Samsonite Europe or any other amendment or waiver of or any consent to departure from this Credit Agreement or the other Loan Documents (with regard to such Guaranteed Obligations) or any other agreement or instrument governing or evidencing any of the Guaranteed Obligations;

                    (c) any exchange, release or non-perfection of any
               collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations of Samsonite Europe;

                    (d) any change in ownership of Samsonite Europe;

                    (e) any acceptance of any partial payment(s) from Samsonite
               Europe;

                    (f) any insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, appointment of a receiver or trustee for all or any part of Samsonite Europe's assets;

                    (g) any assignment, participation or other transfer or
               reallocation, in whole or in part (whether or not subject to a conversion of a loan of one Type into a loan of another Type or a conversion from one currency to another), of any Agent's or any Lender's interest in and rights under this Credit Agreement or any other Loan Document, or of any Agent or any Lender's interest in the Obligations or the Guaranteed Obligations;

                    (h) any cancellation, renunciation or surrender of any
               pledge, guaranty or any debt instrument evidencing the Obligations or the Guaranteed Obligations;

                    (i) any Agent's or any Lender's vote, claim, distribution, election, acceptance, action or inaction in any bankruptcy or reorganization case related to the Obligations or the Guaranteed Obligations; or

                    (j) any other action or circumstance, other than payment,
               which might otherwise constitute a defense available to, or a discharge of, Samsonite Europe or the Guarantor in respect of its Guaranteed Obligations (other than the defense of payment in full in cash).

               This guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Guaranteed Obligation is rescinded or must otherwise be returned by any Agent or any Lender upon the insolvency, bankruptcy or reorganization of Samsonite Europe or otherwise, all as though such payment had not been made.

               7.3.3 Effectiveness; Enforcement. The guaranty hereunder
                     --------------------------
          shall be effective and shall be deemed to be made with respect to each applicable Loan made and each Foreign Letter of Credit issued as of the time it is made, issued or accepted, as applicable. No invalidity, irregularity or unenforceability by reason of any bankruptcy or similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect any liability of Samsonite Europe, and no defect in or insufficiency or want of powers of Samsonite Europe or irregular or improperly recorded exercise thereof, shall impair, affect, be a defense to or claim against such guaranty. The guaranty hereunder is a continuing guaranty and shall
          (a) survive any termination of this Credit Agreement, and (b) remain in full force and effect until payment in full of, and performance of, all Guaranteed Obligations and all other amounts payable under the guaranty hereunder, all the Commitments shall have expired and been terminated, all of the Foreign Letters of Credit shall have expired or been terminated and all lending and other credit commitments of the Lenders in respect thereof have terminated. The guaranty under this Credit Agreement is made for the benefit of the Agents and the Lenders and their successors and assigns, and may be enforced from time to time as often as occasion therefor may arise and without requirement on the part of the Agents or the Lenders first to exercise any rights against Samsonite Europe, or to resort to any other source or means of obtaining payment of any of the said Obligations or to elect any other remedy.

               7.3.4. Waiver. The Company hereby waives promptness, diligence
                      ------
          , protest, notice of protest, all suretyship defenses, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this guaranty and any requirement that any Agent or any Lender secure, perfect or protect any security interest or lien on any property subject thereto or exhaust any right or take any action against Samsonite Europe or any other person or any collateral. The Company also irrevocably waives, to the fullest extent permitted by law, all defenses which at any time may be available to it in respect of the Guaranteed Obligations by virtue of any statute of limitations, valuation, stay, moratorium law or similar law now or hereinafter in effect.

               7.3.6 Subordination; Subrogation. Until the payment and
                     --------------------------
          performance in full of all the Obligations, the Company shall not exercise and hereby waives any rights against Samsonite Europe as a result of payment by the Company hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and the Company will not prove any claim in competition with any Agent or any Lender in respect of any payment hereunder in bankruptcy, insolvency, or reorganization proceedings of any nature; the Company will not claim any set-off, recoupment or counterclaim against Samsonite Europe in respect of any liability of the Company to Samsonite Europe; and the Company waives any benefit of and any right to participate in any collateral which may be held by any Lender or any Agent. The Company agrees that, after the occurrence and during the continuance of any Default or Event of Default, the Company will not demand, sue for or otherwise attempt to collect any indebtedness of Samsonite Europe to the Company until all of the Obligations of Samsonite Europe shall have been paid in full. If, notwithstanding the foregoing sentence, the Company shall collect, enforce or receive any amounts in respect of such indebtedness in violation of the foregoing sentence while any Obligations of Samsonite Europe are still outstanding, such amounts shall be collected, enforced and received by the Company as trustee for the Lenders and the Agents and be paid over to the Administrative Agent, for the benefit of the Lenders and the Agents on account of the Obligations of Samsonite Europe without affecting in any manner the liability of the Company under the other provisions hereof. The provisions of this section shall survive the expiration or termination of the Credit Agreement and the other Loan Documents.

               7.3.6 Payments. The Company shall pay the Guaranteed
                     --------
          Obligations in the currency in which such Obligation is payable by Samsonite Europe and all payments by the Company hereunder shall be made without setoff or counterclaim and shall be free and clear of and without deduction for any foreign or domestic taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless Samsonite Europe is required by law to make such deduction or withholding. Except as otherwise expressly provided in this (S)7.3.6, if any such obligation is imposed upon the Company or Samsonite Europe with respect to any amounts payable by it hereunder or under any of the Loan Documents, the Company will pay to the Administrative Agent for the account of the Lenders or, as the case may be the Agents, on the date on which such amount is due and payable hereunder or under such other Loan Documents, such additional amount in Dollars as shall be necessary to enable the Lenders or the Agents to receive the same net amount which the Lenders or the Agents would have received on such due date had not such obligation been imposed on the Company or Samsonite Europe.

               7.3.7.    Receipt oF Information. The Company acknowledges and
                         ----------------------
          confirms that the Company itself has established its own adequate means of obtaining from Samsonite Europe on a continuing basis all information desired by the Company concerning the financial condition of Samsonite Europe and that the Company will look to Samsonite Europe and not to any Agent or any Lender in order for the Company to keep adequately informed of changes in Samsonite Europe's financial condition.

     8. REPRESENTATIONS AND WARRANTIES.
        ------------------------------

     Each of the Borrowers represents and warrants to the Lenders and the Agents as follows:

          8.1. Corporate Authority.
               -------------------

               8.1.1.    Incorporation; Good Standing. Each of the Borrowers
                         ----------------------------
          and their Non-Excluded Subsidiaries (a) is a corporation (or similar business entity) duly organized, validly existing and in good standing under the laws of its state or country of incorporation or formation,
          (b) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated, and (c) is in good standing as a foreign corporation (or similar business entity) and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a Material Adverse Effect.

               8.1.2.    Authorization. The execution, delivery and performance
                         -------------
          of this Credit Agreement and the other Loan Documents to which the Borrowers or any of their Non-Excluded Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (a) are within the corporate (or similar) authority of such Person, (b) have been duly authorized by all necessary corporate (or similar organizational) proceedings, (c) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrowers or any of their Non-Excluded Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrowers or any of their Non-Excluded Subsidiaries and (d) do not conflict with any provision of the corporate charter or bylaws of, or the Subordinated Debt Documents or any material agreement or other instrument binding upon, the Borrowers or any of their Non-Excluded Subsidiaries.

               8.1.3.    Enforceability. The execution and delivery of this
                         --------------

          Credit Agreement and the other Loan Documents to which the Borrowers or any of their Non-Excluded Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

          8.2. Governmental Approvals. The execution, delivery and performance
               ----------------------
     by the Borrowers and any of their Non-Excluded Subsidiaries of this Credit Agreement and the other Loan Documents to which the Borrowers or any of their Non-Excluded Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (including, but not limited to the making by the Borrowers of the borrowings contemplated by this Credit Agreement or the obtaining of any Letters of Credit and Foreign Letters of Credit) do not require the approval, consent, order, authorization or license by, or giving notice to, or taking of any other action with respect to, any governmental agency or authority of any jurisdiction, or other fiscal, monetary or other authority, under any provisions of any laws or governmental rules, regulations, orders or decrees of any jurisdiction or the central bank of any jurisdiction or other fiscal monetary or other authority, under any provision of any laws or governmental rules, regulations, orders or decrees of any jurisdiction applicable to or binding on any Borrower, other than those already obtained.

          8.3. Title to Properties; Leases. Except as indicated on Schedule 8.3
               ---------------------------                         ------------
     hereto, the Borrowers and their Subsidiaries own or hold capital leases for all of the assets reflected in the consolidated balance sheet of the Borrowers and their Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of, or trademarks, patents or copyrights licensed, in each case in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens and the rights of licensees of patents, trademark and copyrights of the Borrowers and their Subsidiaries existing on the date hereof or granted after the date hereof in the ordinary course of business as provided in (S)10.5.2(a) hereof.

          8.4. Financial Statements and Projections.
               ------------------------------------

               8.4.1.    Financial Statements. There has been furnished to each
                         --------------------
          of the Lenders (a) a consolidated balance sheet of the Company and its Subsidiaries as at the Balance Sheet Date, and a consolidated statement of income and cash flows of the Company and its Subsidiaries for the fiscal year then ended, certified by KPMG Peat Marwick LLP, and (b) the unaudited consolidated balance sheet of the Company and its Subsidiaries as at April 30, 1998 and an unaudited consolidated statement of income and cash flows of the Company and its Subsidiaries for the fiscal quarter ended April 30, 1998. Such balance sheets and statements of income and cash flows have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the Company and its Subsidiaries as at the close of business on the date thereof and the results of operations for the fiscal year and fiscal quarter, as the case may be, then ended.

                8.4.2.   Projections. There has been furnished to each of the
                         -----------
          Lenders the projections of the annual operating budgets of the Company and its Subsidiaries on a consolidated basis, balance sheets and cash flow statements for the fiscal years ending January 31, 1999 through January 31, 2006, giving effect to the Related Transactions. To the knowledge of the Company or any of its Subsidiaries, no facts exist that (individually or in the aggregate) would result in any material change in any of such projections. The projections were prepared based upon management's best estimates and assumptions, have been prepared on the basis of the assumptions stated therein and, as of the Closing Date, continue to reflect management's present best estimates of the results of operations and other information projected therein. The aforesaid projected balance sheets are based on the historical consolidated balance sheets of the Company and its Subsidiaries as of January 31, 1998, as adjusted on a pro forma basis to give effect to
                                             --- -----
          the Related Transactions and the other transactions contemplated thereby; and the Company and its Subsidiaries do not have, as of the Closing Date, any material liabilities, secured or unsecured (whether accrued, contingent, or otherwise), as determined in accordance with generally accepted accounting principles which are not reflected in such projected balance sheets, in the notes to the Balance Sheet Date consolidated financial statements referred to in (S)8.4.1(a) hereof or in Schedule 8.4 hereto.
             ------------

               8.4.3.    Solvency.  The Company and its Subsidiaries, taken as a
                         --------
          whole are, and will be after giving effect to the Related Transactions and the other transactions contemplated by the Loan Documents, Solvent.

          8.5. No Material Changes, etc. Since the Balance Sheet Date, there has
               ------------------------
     occurred no materially adverse change in the financial condition, operations, prospects or business of the Borrowers and their Non-Excluded Subsidiaries, taken as a whole as shown on or reflected in the consolidated balance sheet of the Company and its Subsidiaries as at the Balance Sheet Date, referred to in (S)8.4.1, or the consolidated statement of income for the fiscal year then ended, other than changes in the ordinary course of business that have not had any Material Adverse Effect in the aggregate. Since the Balance Sheet Date, none of the Borrowers have made any Distributions, other than as otherwise permitted by (S)10.4.

          8.6. Franchises, Patents, Copyrights, etc. Except as set forth on
               ------------------------------------
     Schedules 8.6 and 8.7 hereto, the Borrowers and their Non-Excluded Subsidiaries possess all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of their business substantially as now conducted without known conflict with any rights of others, except for conflicts that would not have a Material Adverse Effect.

          8.7. Litigation. Except as set forth in Schedule 8.7 hereto, there are
               ----------                         ------------
     no actions, suits, proceedings or, to the best of the Borrowers' knowledge, investigations of any kind pending or, to the best of the Borrowers' knowledge, as to actions, suits, proceedings, or investigations, threatened against any of the Borrowers or any of their Non-Excluded Subsidiaries before any court, tribunal or administrative agency or board (including, without limitation, any actions, suits, proceedings investigations or claims asserted during, or arising out of, or in connection with, the Reorganization) that could reasonably be expected to have a Material Adverse Effect or materially impair the right of the Borrowers and their Non-Excluded Subsidiaries, considered as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Borrowers and their Non-Excluded Subsidiaries, or which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

          8.8. No Materially Adverse Contracts, etc. The Borrowers and their
               ------------------------------------
     Non-Excluded Subsidiaries are not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a

     Material Adverse Effect. The Borrowers and their Subsidiaries are not a party to any contract or agreement that has or is expected, in the judgment of the Borrowers' officers, to have any Material Adverse Effect.

          8.9.  Compliance with other Instruments, Laws, etc. Neither the
                --------------------------------------------
     Borrowers nor any of their Subsidiaries is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or have a Material Adverse Effect.

          8.10. Tax Status. Each of the Borrowers and their Subsidiaries (a)
                ----------
     have made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject unless where the failure to so file would not have a Material Adverse Effect, (b) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrowers know of no reasonable basis for any such claim.

          8.11. No Event of Default. No Default or Event of Default has occurred
                -------------------
     and is continuing.

          8.12. Holding Company and Investment Company Acts. Neither the
                -------------------------------------------
     Borrowers nor any of their Non-Excluded Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or a "company" which is "controlled" by, or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

          8.13. Absence of Financing Statements, etc. Except with respect to
                ------------------------------------
     Permitted Liens, or as described on Schedule 8.13 hereto, or, as of the
                                         -------------
     Closing Date with respect to security interests or liens of record (but no longer effective) with respect to assets with an aggregate fair market value not exceeding $2,000,000, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of any of the Borrowers or any of their Non-Excluded Subsidiaries or any rights relating thereto.

          8.14. Perfection of Security Interest. All filings, assignments,
                -------------------------------
     pledges, deliveries, and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, or arrangements satisfactory to the Administrative Agent have been made to establish and perfect the Administrative Agent's security interest (for the benefit of itself and the Lenders) and the security interests of the Lenders in the Collateral, to the extent such perfection is contemplated pursuant to (S)7, (S)9.15, and (S)9.24 hereof. The Collateral and the rights of the Administrative Agent and the Lenders with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. Each of the Obligors party to any of the Security Documents is the owner of the applicable Collateral purported to be granted by such Obligor free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens and except for liens on assets having a fair market value (in the aggregate for all such assets covered by such liens taken collectively) not exceeding $2,000,000.

          8.15. Certain Transactions. Except as set forth on Schedule 8.15 and
                --------------------                         -------- ----
     except for arm's length transactions pursuant to which any of the Borrowers or any of their Subsidiaries makes payments in the ordinary course of business upon terms and conditions substantially as favorable to such Borrower or such Subsidiary as would be obtainable at such time in a comparable arm's length transaction with a Person other than an Affiliate, employee, officer or director, none of the shareholders or other equity owners, Affiliates, officers, directors, or employees of the Borrowers or any of their Subsidiaries is presently a party to any material transaction with the Borrowers or any of their Non-Excluded Subsidiaries (other than for actual services rendered as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any Affiliate, officer, director or such employee or, to the knowledge of the Borrowers, any Person as to which any Affiliate, officer, director, or any such employee has a substantial interest or is an Affiliate, officer, director, trustee or partner.

          8.16. Employee Benefit Plans
                -----------------------

                8.16.1.  In General. Each Employee Benefit Plan has been
                         ----------
          maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions within the meaning of (S)406 of ERISA. The Borrowers have heretofore made available to the Administrative Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under
     (S)103(d) of ERISA, with respect to each Guaranteed Pension Plan.

          8.16.2.   Terminability of Welfare Plans. Under each Employee Benefit
                    ------------------------------
     Plan which is an employee welfare benefit plan within the meaning of
     (S)3(1) or (S)3(2)(B) of ERISA, no benefits are due unless the event giving rise to the benefit entitlement occurs prior to plan termination (except as required by Title I, Part 6 of ERISA). The Borrowers or their ERISA Affiliates, as appropriate, may terminate each such employee welfare benefit plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Borrowers or such ERISA Affiliate without material liability to any Person.

          8.16.3.   Guaranteed Pension Plans. Each contribution required to be
                    ------------------------
     made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of (S)302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan. With respect to each Guaranteed Pension Plan, no liability or obligation to the PBGC (other than the PBGC Letter and the required insurance premiums, all of which have been paid) has been incurred by the Borrowers or any of their ERISA Affiliates and there has not occurred any event or condition which presents a material risk of termination of any such Guaranteed Pension Plan by the PBGC. As of the Closing Date, based on the latest valuation of each Guaranteed Pension Plan and on the actuarial methods and assumptions employed for that valuation, the unfunded accrued liability or actuarial reserve requirements of all such Guaranteed Pension Plans, disregarding for this purpose any Guaranteed Pension Plan without unfunded accrued liability or actuarial reserve requirements, did not exceed zero. The Unfunded Termination Basis Benefit Liabilities as of June 5, 1998 did not exceed $17,300,000.

          8.16.4    Multiemployer Plans. Except as set forth in Schedule 8.16.4,
                    -------------------
     neither of the Borrowers nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under
          (S)4201 of ERISA or as a result of a sale of assets described in
          (S)4204 of ERISA. Neither the Borrowers nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of (S)4241 or (S)4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under (S)4041A of ERISA.

                 8.16.5.  ERISA Reportable Event. No ERISA Reportable Event has
                          ----------------------
          occurred since the Closing Date with respect to any Guaranteed Pension Plan nor is such an event reasonably expected to occur with respect to any such Guaranteed Pension Plan.

                 8.16.6.  Plan Agreements. As of the date hereof, there are no
                          ---------------
          agreements with another Person or with the PBGC (other than the PBGC Letter) under which any Borrower or any of its ERISA Affiliates has undertaken any material liability with respect to, or may assume sponsorship (with resulting material liability) of, any Single Employer Plan of any Person, other than (a) The Schenley Pension Plan Final Settlement Agreement, dated as of June 20, 1996 among the PBGC, "McCrory", "SCH", the "McCrory Principal Subsidiaries", "Astrum" and the "Astrum Subsidiaries" (as such terms are defined therein), and (b) The McCrory Pension Plan Final Settlement Agreement, dated as of June 20, 1996 between the PBGC, "McCrory", the "McCrory Principal Subsidiaries", "Astrum" and the "Astrum Subsidiaries" (as such terms are defined therein), which identified agreements have previously terminated in accordance with their terms (other than provisions expressly identified therein as surviving termination of the agreements) as a result of the Company's due assumption of sponsorship of and control over the retirement plans to which such agreements related.

                 8.16.7.  PBGC Letter. The Company has delivered to the
                          -----------
          Administrative Agent an accurate and complete copy of the fully-executed PBGC Letter prior to the Closing Date.

          8.17. Use of Proceeds; Regulations U and X. The proceeds of the Loans
                ------------------------------------
     shall be used (a) to refinance the outstanding Indebtedness under the Prior Credit Agreement, (b) for working capital and general corporate purposes,
     (c) for Permitted Acquisitions, (d) for funding the Recapitalization, and
     (e) to repay a portion (equal to approximately $13.5 million) of existing indebtedness of Samsonite Europe to the Company that was previously incurred during the Company's 1999 fiscal year for the purchase by Samsonite Europe of stock of certain Subsidiaries of the Company, and the purchase price and other terms of each purchase referred to in this clause (e) were no less favorable to Samsonite Europe than the purchase price and other terms that would have been available from a seller that was not affiliated with Samsonite Europe. The Company will obtain Letters of Credit solely to support local borrowings in foreign jurisdictions and for working capital and general corporate purposes. Samsonite Europe will obtain Foreign Letters of Credit solely for working capital and general corporate purposes. No portion of any Loan is to be used, and no portion of any Letter of Credit or Foreign Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224 (except to the limited extent provided as to so-called "going private" transactions in
     (S)10.5.1(c) hereof). Any capital stock of the Company acquired in the Recapitalization (pursuant to the Equity Tender Offer or otherwise) shall be cancelled concurrently with the purchase thereof by the Company. Following application of the proceeds of each Loan, not more than twenty-five percent (25%) of the value of the assets (either of any Borrower only or of such Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of (S)10.2 or (S)10.5.2 or subject to any restriction contained in any agreement or instrument between a Borrower and any Lender or any affiliate of any Lender relating to Indebtedness and within the scope of (S)14.1(f) will be "margin stock".

          8.18.  Environmental Compliance. Except as set forth on Schedule 8.18
                 ------------------------                         -------------
     hereto:

                 (a) none of the Borrowers, their Subsidiaries or, to the Borrowers' knowledge, any operator of the Real Estate is in violation, or alleged violation, of any and all applicable federal, state, provincial, municipal, local and foreign laws, including common law and civil law and regulations, as such laws and regulations may be amended from time to time, as well as orders, decrees, judgments, seizures or injunctions issued, promulgated, approved or entered thereunder relating to pollution or protection of the public from pollution or employee health and safety, including, but not limited to laws and regulations relating to the Release or threatened Release of Hazardous Substances into the environment or the presence, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances (hereinafter "Environmental Laws"), which violation would reasonably be expected to have a Material Adverse Effect;

                 (b) neither the Borrowers nor any of their Subsidiaries has received written notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B;
          (ii) that any Hazardous Substances which any one of them has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that any Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

                (c) to the Borrowers' knowledge, (i) no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in material compliance with applicable Environmental Laws; and, no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by or on behalf of the Borrowers or their Subsidiaries on their properties, no Hazardous Substances have been generated or are being used on the Real Estate except in material compliance with applicable Environmental Laws; (iii) there have been no unpermitted Releases or threatened Releases of Hazardous Substances on, upon, into or from the properties of the Borrowers or their Subsidiaries, which Releases would reasonably be expected to have a Material Adverse Effect; and
          (iv) there have been no Releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would reasonably be expected to have a Material Adverse Effect; and

                (d) The Borrowers have furnished the Lead Agents with copies of all material environmental site assessment reports in their possession with respect to the Real Estate.

          8.19. Status of Loans as Senior Debt. All Indebtedness of each of the
                ------------------------------
     Borrowers and their Non-Excluded Subsidiaries to the Lenders and the Agents in respect of the Loans, the Reimbursement Obligations and the Foreign Reimbursement Obligations constitutes "Senior Indebtedness" or "Senior Debt" (or the analogous term used therein) under the terms of each of the Subordinated Debt Documents or of any other instrument evidencing or pursuant to which there is issued indebtedness which purports to be Subordinated Debt of any Obligor. In addition, (a) this Credit Agreement would validly constitute the "Original Credit Agreement" under the terms of the Subordinated Indenture and (b) the Indebtedness of each of the Borrowers and their Non-Excluded Subsidiaries to the Lenders and the Agents in respect of the Loans, the Reimbursement Obligations and the Foreign Reimbursement Obligations constitutes "Designated Senior Debt." In addition, without prejudice to this Credit Agreement's status as the "Original Credit Agreement" referred to in the Subordinated Indenture the Company expressly designates all Obligations hereunder, and under each guarantee of the Obligations, as "Senior Debt" for purposes of the Subordinated Indenture.

          8.20. Fiscal Year. The Company and each of its Domestic Subsidiaries
                -----------
     has (a) a fiscal year which is the twelve (12) months ending on January 31 of each calendar year, and (b) fiscal quarters which end on the last day of each January, April, July, and October. Each of Samsonite Europe and the Company's Foreign Subsidiaries has (a) a fiscal year which is the twelve
     (12) months ending on December 31 of each calendar year and (b) fiscal quarters ending on the last day of each calendar quarter.

          8.21. Significant Contracts. The Borrowers have heretofore furnished
                ---------------------
     to the Administrative Agent true, complete and correct copies of all Significant Contracts (including the schedules, exhibits and annexes thereto). All such Significant Contracts have not subsequently been amended, supplemented or modified in any material respect except as permitted by this Credit Agreement and constitute the complete understanding among the parties thereto in respect of the matters and transactions covered thereby. The representation and warranties of the Company, Samsonite Europe and any other Subsidiary party thereto, contained in each such Significant Contract were true and correct in all material respects when made.

          8.22. Emerging Market Subsidiaries. Schedule 8.22 sets forth an
                ----------------------------  -------------
     accurate and complete list of the Emerging Market Subsidiaries as of the Closing Date. Such entities constitute "Emerging Market Subsidiaries" for purposes of (and as defined in) the Subordinated Indenture.

          8.23. Subsidiaries, etc. Schedule 8.23 sets forth an accurate and
                ------------------ -------------
     complete list of the Subsidiaries of each of the Borrowers and the Guarantors as of the Closing Date, and identifies which of such Subsidiaries has assets with a value in excess of 2% of the Consolidated Total Assets of the Company. Except as set forth on Schedule 8.23 hereto,
                                                         -------------
     neither the Borrowers nor any Non-Excluded Subsidiary of such Borrower is engaged in any joint venture or partnership with, or has any equity or ownership interest in, any other Person. As of the Closing Date, none of the Borrowers or their Subsidiaries is, or is required to be, a guarantor under any of the Subordinated Debt Documents.

          8.24. Significant Contracts. Schedule 8.24 sets forth a complete and
                ---------------------  -----------
     accurate list as of the date hereof of all Significant Contracts of each Borrower and its Non-Excluded Subsidiaries, showing the parties, subject matter and term thereof as of the Closing Date. Each such Significant Contract has been duly executed, authorized and delivered by all the applicable Borrowers or their Non-Excluded Subsidiaries party thereto and (to the best of the Borrowers' knowledge) the other parties thereto, has not, except as permitted hereunder, been amended or otherwise modified and is in full force and effect and is binding upon and enforceable against all the applicable Borrowers or their Non-Excluded Subsidiaries party thereto and (to the best of the Borrowers' knowledge) the other parties thereto, in accordance with its terms, and there exists no default which would be reasonably likely to have a Material Adverse Effect under any Significant Contract by any Borrower or Non-Excluded Subsidiary party thereto, and to the best of the knowledge of the Borrowers, any other party thereto.

          8.25. No Other Senior Debt. The Company has not designated any
                --------------------
     Indebtedness of the Company or any of its Subsidiaries as, and has no, "Designated Senior Debt" for purposes of (and as defined in) the Subordinated Indenture and the other Subordinated Debt Documents, other than the Obligations. Neither the Company nor any of its Non-Excluded Subsidiaries has any "Senior Debt" (as that term is defined in the Subordinated Indenture) or any Indebtedness incurred pursuant to any "Credit Agreement" (as that term is defined in the Subordinated Indenture), other than the Obligations.

          8.26. No Withholding, etc. None of the Borrowers are required by the
                -------------------
     laws of any jurisdiction to make any deduction or withholding of any nature whatsoever from any payment to be made by any of the Borrowers hereunder unless disclosed to the Administrative Agent in writing prior to the Closing Date (which may be in the form of legal opinions) and unless the amount and likelihood such deductions or withholdings are not, in the Administrative Agent's reasonable discretion, material. Neither this Credit Agreement nor any of the other Loan Documents is subject to any registration or stamp tax or any other similar or like taxes payable in any jurisdiction.

          8.27. No Filings Required. No filing, recording or enrolling of this
                -------------------
     Credit Agreement or any other Loan Document is required to ensure the legality, validity, enforceability or admissibility in evidence of this Credit Agreement or any other Loan Document.

          8.28. Related Transactions. The Company has delivered to the
                --------------------
     Administrative Agent, prior to the Closing Date, true, accurate and complete copies of all documents evidencing the Related Transactions. The Subordinated Debt Tender Offer was consummated in accordance with the terms thereof during April of 1998; the modifications of the 1995 Subordinated Indenture contemplated by the Subordinated Debt Tender Offer Documents have been effected; the Company has purchased all of the outstanding 1995 Subordinated Notes (except for 1995 Subordinated Notes with an aggregate principal amount remaining outstanding of not more than $532,000) pursuant to the Subordinated Note Tender Offer; and the aggregate principal balance of the 1995 Subordinated Notes remaining outstanding is $532,000 as of the Closing Date.

          8.29. Year 2000. The Company and its Non-Excluded Subsidiaires have
                ---------
     reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the risk that certain computer applications used by the Company and its Non-Excluded Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving dates on, prior to and after December 31, 1999. Such risk will not have a Material Adverse Effect on the business and operations of the Company and its Non-Excluded Subsidiaries.

     9. AFFIRMATIVE COVENANTS OF THE BORROWERS.
        --------------------------------------

     Each of the Borrowers covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Foreign Unpaid Reimbursement Obligation, Letter of Credit, Foreign Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or any Issuing Bank or Foreign Issuing Bank has any obligation to issue, amend, extend or renew any Letters of Credit or Foreign Letters of Credit, as the case may be:

          9.1. Punctual Payment. Subject to any applicable grace period set
               ----------------
     forth in (S)14.1(b) hereto, (a) the Company will duly and punctually pay or cause to be paid the principal and interest on the Loans, all Commitment Fees, Reimbursement Obligations, Foreign Reimbursement Obligations, Letter of Credit Fees, Foreign Letter of Credit Fees, Fronting Fees, Agent's Fee, and all other amounts provided for in this Credit Agreement and the other Loan Documents to which it or any of its Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents and (b) Samsonite Europe will duly and punctually pay or cause to be paid the principal and interest on its Multicurrency Loans, Multicurrency Swing Line Loans, Foreign Reimbursement Obligations, Foreign Letter of Credit Fees, Fronting Fees and all other amounts provided to be paid by it in this Credit Agreement and the other Loan Documents to which it or any of its Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

          9.2. Maintenance of Office. The Company will maintain its chief
               ---------------------
     executive office at 11200 East 45th Avenue, Denver, Colorado 80239, and Samsonite Europe will maintain its chief executive office at Westerring 17 B-9700 Oudenaarde, Belgium, or at such other place in the United States of America, in the case of the Company, or Belgium, in the case of Samsonite Europe, as the Company or Samsonite Europe, as the case may be, shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon the Company or Samsonite Europe in respect of the Loan Documents to which the Company or Samsonite Europe is a party may be given or made.

          9.3. Records and Accounts. Each Borrower will keep, and cause each of
               --------------------
     its Non-Excluded Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles.

          9.4. Financial Statements, Certificates and Information. The Company
               --------------------------------------------------
     will deliver to each of the Lenders and to the Administrative Agent:

               (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Company, the consolidated balance sheet of the Company and its Subsidiaries, and the Consolidating balance sheets, each as at the end of such year, and the related consolidated and Consolidating statements of income and statements of cash flow for such year, all such financial statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and such consolidated financial statements to be certified without qualification by KPMG Peat Marwick LLP or by other nationally-recognized independent certified public accounting firm that is currently known as a "Big Six" accounting firm, together with a written statement from such accountants to the effect that they have read a copy of this Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; provided that such accountants shall not
                                       --------
          be liable to the Lenders for failure to obtain knowledge of any Default or Event of Default;

               (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the first three (3) fiscal quarters of the Company, copies of the unaudited consolidated balance sheet of the Company and its Subsidiaries and the unaudited Consolidating balance sheets, each as at the end of such quarter, and the related consolidated and Consolidating statements of income and statements of cash flow for the portion of the Company's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Company that the information contained in such financial statements fairly presents the financial position of the Company and its applicable Subsidiaries on the date thereof (subject to year-end adjustments);

               (c) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, and within forty-five
          (45) days after the end of the last fiscal quarter of each fiscal year, a statement certified by the principal financial or accounting officer of the Company in substantially the form of Exhibit E hereto
                                                              ---------
          (the "Compliance Certificate"), which form of Compliance Certificate may be modified with the written consent of the Company and the Administrative Agent, and setting forth in reasonable detail computations evidencing compliance with the covenants contained in
          (S)11 (and, in addition, computations in reasonable detail of the Leverage Ratio referred to in the definition of Applicable Margin) and (if applicable) reconciliations to reflect any relevant changes in generally accepted accounting principles since the Balance Sheet Date; provided, however, the parties hereto hereby acknowledge and agree
          --------  -------
          that the Compliance Certificate delivered for the fourth fiscal quarter shall be based only on then-applicable management best estimates of such fiscal quarter's performance;

               (d) as soon as practicable, but in any event not later than thirty (30) days after the end of each fiscal year, the annual budget for the Company and its Non-Excluded Subsidiaries for the next succeeding fiscal year, such annual budget to be set forth in reasonable detail on a month-to-month basis;

               (e) (i) as soon as practicable, but in any event not later than ninety (90) days after the end of each respective plan year applicable to the Company's Guaranteed Pension Plans, a statement from the principal financial or accounting officer of the Company describing in reasonable detail any changes in actual or projected expense or liability to the Company or any of its Subsidiaries with respect to any such Guaranteed Pension Plan, and (ii) promptly after the periodic calculation thereof under the PBGC Letter, a statement from the principal financial or accounting officer of the Company setting forth in reasonable detail a calculation of the Unfunded Termination Basis Benefit Liabilities as of the relevant calculation date;

               (f) within five (5) days after the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of the Company;

               (g) from time to time upon request of the Administrative Agent, projections of the Company and its Subsidiaries updating those projections delivered to the Lenders and referred to in (S)8.4.2 or, if applicable, updating any later such projections delivered in response to a request pursuant to this (S)9.4(g);

               (h) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Company, copies of the unaudited consolidated balance sheet of the Emerging Market Subsidiaries as at the end of such year and the related consolidated statement of cash flow and income for such fiscal year, and a description of the business of each such Emerging Market Subsidiary;

               (i) from time to time such other financial data or accounting and information (including accountants management letters) as any Agent or any Lender may reasonably request;

               (j) no later than thirty-five (35) days after the end of each fiscal quarter in each fiscal year, a certification by the Company that, as of the end of such fiscal quarter, no violation of (S)11 hereof occurred or existed.

          9.5. Notices.
               -------

                9.5.1. Defaults. The Borrowers will promptly notify the
                       --------
          Administrative Agent and each of the Lenders in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation in excess of $1,000,000 to which or with respect to which the Borrowers or any of their Non-Excluded Subsidiaries is a party or obligor (or any Excluded Subsidiary is a party or obligor if such a default could give rise to a default in any obligation of any Borrower or Non-Excluded Subsidiary), whether as principal, guarantor, surety or otherwise, the Borrowers shall forthwith give written notice thereof to the Administrative Agent and each of the Lenders, describing the notice or action and the nature of the claimed default.

                9.5.2. Environmental Events. The Borrowers will promptly give
                       --------------------
          notice to the Administrative Agent and each of the Lenders in writing of any of the following events: (a) upon any of the Borrowers' obtaining knowledge of any violation of any Environmental Law regarding the Real Estate or any of the Borrower's or Subsidiary's operations which violation could reasonably be expected to have a Material Adverse Effect; (b) upon any Borrower's obtaining knowledge of any potential or known Release, or threat of Release, of any Hazardous Substance at, from or into the Real Estate which could reasonably be expected to result in a liability in excess of $1,000,000; or (c) of any claim of liability or potential responsibility under Environmental Laws from any third party (including without limitation and federal, state or local governmental officials) representing a claim which the Borrowers reasonably believe will result in liability of at least $1,000,000.

                9.5.3. Notification of Claim Against Collateral. The Borrowers
                       ----------------------------------------
          will, immediately upon becoming aware thereof, notify the Administrative Agent and each of the Lenders in writing of any setoff, claims (including, with respect to any Real Estate, environmental claims), withholdings or other defenses to which any of the Collateral, or the Administrative Agent's rights with respect to the Collateral, are subject.

                9.5.4. Notice of Litigation and Judgments. The Borrowers will,
                       ----------------------------------
          and will cause each of their Non-Excluded Subsidiaries to, give notice to the Administrative Agent and each of the Lenders in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrowers or any of their Non-Excluded Subsidiaries or to which the Borrowers or any of their Non-Excluded Subsidiaries is or becomes a party involving an uninsured claim against the Borrowers or any of their Non-Excluded Subsidiaries that could reasonably be expected to have a Material Adverse Effect and stating the nature and status of such litigation or proceedings. The Borrowers will, and will cause each of their Non-Excluded Subsidiaries to, give notice to the Administrative Agent and each of the Lenders, in writing, in form and detail satisfactory to the Administrative Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrowers or any of their Non-Excluded Subsidiaries in an amount in excess of $3,000,000.

                9.5.5. ERISA Notices. The Company will, and will cause each of
                       -------------
          its Subsidiaries to, give notice to the Administrative Agent and each of the Lenders in writing promptly and in any event within fifteen
          (15) days after the Company or any of its ERISA Affiliates knows or has reason to know that any ERISA Reportable Event has or will occur with respect to any Guaranteed Pension Plan, with a statement of the chief financial officer of the Company describing such ERISA Reportable Event and the action, if any, that the Company or such ERISA Affiliate has taken or proposes to take with respect thereto.

                9.5.6. Plan Terminations. The Company will, and will cause each
                       -----------------
          of its Subsidiaries to, give notice to the Administrative Agent and each of the Lenders in writing promptly and in any event within three Business Days after receipt thereof by the Company or any of its ERISA Affiliates, with copies of each notice from the PBGC stating its intention to terminate any Guaranteed Pension Plan or to have a trustee appointed to administer any such Guaranteed Pension Plan.

                9.5.7. PBGC Letter, etc. The Company will, and will cause each
                       ----------------
          of its Subsidiaries to, give notice to the Administrative Agent and each of the Lenders in writing promptly, and in any event within five Business Days after receipt or dispatch thereof, as applicable, by the Company or any of its ERISA Affiliates, regarding all written notices or reports under the PBGC Letter, and each such notice from the Company or its Subsidiaries shall be accompanied by a copy of such notice or report under the PBGC Letter.

                9.5.8. Underfunding Changes. The Company will, and will cause
                       --------------------
          each of its Subsidiaries to, give notice to the Administrative Agent and each of the Lenders in writing promptly, and in any event within five Business Days, after the Company or any of its ERISA Affiliates knows or has reason to know that, since the Closing Date, there has occurred or is likely to occur any material change in the amount of Unfunded Termination Basis Benefit Liabilities.

                9.5.9. Material Changes. The Borrowers will promptly notify the
                       ----------------
          Administrative Agent and each of the Lenders in writing of the occurrence of any materially adverse change in the financial condition, operations, prospects or business of the Borrowers and their Non-Excluded Subsidiaries, taken as a whole, other than changes in the ordinary course of business that have not had any Material Adverse Effect in the aggregate.

                9.5.10. Notice of Borrower or Affiliate of Borrower Becoming
                        ----------------------------------------------------
          Lender or Participant. The Borrowers will give notice to the
          ---------------------
          Administrative Agent prior to any Borrower or Affiliate of a Borrower becoming a Lender or acquiring any participating interest in any of the Obligations (if a Borrower or Affiliate of a Borrower intends to purport to become a Lender or participant of a Lender, notwithstanding the restrictions within the definition of the term "Eligible Assignee"), which notice will set forth the amount and nature of each of the Obligations being acquired or to be participated in, and the name of the assignor and assignee of each of such Obligations or participating interests.

                9.5.11. Notice of Debt Issuance or Asset Sale. The Borrowers
                        -------------------------------------
          will give notice to the Administrative Agent within two (2) Business Days after the consummation of any Debt Issuance or Asset Sale that does not require the consent of the Majority Lenders hereunder, which notice will set forth the material terms of such Debt Issuance or Asset Sale.

          9.6. Corporate Existence; Maintenance of Properties. Subject to
               ----------------------------------------------
     (S)10.5 hereof, each of the Borrowers will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and those of their Non-Excluded Subsidiaries. Each (a) will cause all of its properties and those of its Non-Excluded Subsidiaries used or useful in the conduct of its business or the business of its Non-Excluded Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (b) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of such Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (c) will, and will cause each of its Non-Excluded Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in Related Businesses; provided that nothing in this (S)9.6 shall
                                --------
     prevent any of the Borrowers from discontinuing the operation and maintenance of any of its properties or any of those of their Non-Excluded Subsidiaries if such discontinuance is, in the judgment of such Borrower, desirable in the conduct of its or their business and that do not in the aggregate have a Material Adverse Effect.

          9.7.  Insurance.
                ---------

          9.7.1. General. The Borrowers will, and will cause each of their Non-
                 -------
     Excluded Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent, provided, however, that such
                                               --------  -------
     Borrower and its Non-Excluded Subsidiaries may self-insure, pursuant to policies adopted by the senior management of the Company and reviewed at least once annually, to the extent reasonably determined in good faith by senior management of the Company to be consistent with prudent business practice, and in the best interests of such Borrower and its Non-Excluded Subsidiaries.

          9.7.2. Insurance Proceeds. The Borrowers shall, and shall cause each
                 ------------------
     of their Non-Excluded Subsidiaries to, apply the Net Insurance Proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral owned by any Borrower or Non-Excluded Subsidiary (each such casualty loss being an "Insurance Event") as follows (subject to the rights, if any, of other parties with a prior interest in the property covered thereby): (a) subject to the provisions of clause (b) hereof, the Borrowers shall pay (or cause to be paid) over to the Administrative Agent on the date 270 days after each such casualty loss the amount (if any) by which the Net Insurance Proceeds in respect of such casualty loss exceeds the sum of Reinvested Insurance Proceeds with respect to such casualty loss; any amount paid to the Administrative Agent pursuant to this clause
     (a) will be applied to the mandatory prepayment of the Loans and reduction of the Commitments in accordance with (S)3.3.3, provided that such
                                                     --------
     undertaking to pay over to the Administrative Agent such Net Insurance Proceeds if not constituting Reinvested Insurance Proceeds within the applicable period set forth above shall not apply to an amount of up to $10,000,000 of Net Insurance Proceeds generated in any fiscal year; (b) if an Event of Default shall have occurred and be continuing, there shall be paid over to the Administrative Agent, and the Administrative Agent will be entitled to receive and apply, any and all such Net Insurance Proceeds to the Obligations in the manner prescribed in the Security Documents and
     (S)14.5 hereof for application of proceeds of Collateral (subject to the provisions of the Collateral Agency Agreements with respect to the PBGC Ratable Lien, which may apply in certain circumstances expressly set forth therein).

           9.8. Taxes. The Borrowers will, and will cause each of their Non-
                -----
     Excluded Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or claim need not be
     --------
     paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrowers or such Non-Excluded Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided further that the Borrowers and each Non-Excluded
                  -------- -------
     Subsidiary of the Borrowers will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

           9.9. Inspection of Properties and Books, etc.
                ---------------------------------------

                  9.9.1. General. The Borrowers shall permit the Lenders,
                         -------
           through any Agent or any of the Lenders' other designated representatives, at such Lender's own expense (unless a Default or Event of Default has occurred and is continuing, in which case such matter shall be at the Borrowers' expense) to visit and inspect any of the properties of the Borrowers or any of their Non-Excluded Subsidiaries, to examine the books of account of the Borrowers and their Non-Excluded Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Borrowers and their Non-Excluded Subsidiaries with, and to be advised as to the same by, its and their officers, all upon reasonable notice and at such reasonable times during normal business hours and intervals as any Agent or Lender may reasonably request.

                  9.9.2. Communications with Accountants.  Each of the Borrowers
                         -------------------------------
           authorizes any Agent and, if accompanied by any Agent, the Lenders to communicate directly with the Borrowers' independent certified public accountants and authorizes such accountants to disclose to the Agents and the Lenders any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Borrowers or any of their Non-Excluded Subsidiaries. The Administrative Agent shall provide the Borrowers with three (3) Business Days prior notice of any such communication with such accountants pursuant to this (S)9.9.2. At the request of the Administrative Agent, the Borrowers shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this (S)9.9.2

           9.10. Compliance with Laws, Contracts, Licenses, and Permits.
                 ------------------------------------------------------
     The Borrowers will, and will cause each of their Subsidiaries to, comply with (a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, (b) the provisions of its charter documents and by-laws, (c) all agreements and instruments by which it or any of its properties may be bound and (d) all applicable decrees, orders, and judgments except where noncompliance with the foregoing clauses
     (a) through (d) would not have a Material Adverse Effect. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrowers or any of their Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which the Borrowers or such Subsidiary is a party, the Borrowers will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of the Borrowers or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Administrative Agent and the Lenders with evidence thereof.

           9.11. Employee Benefit Plans. The Company will (a) promptly upon the
                 ----------------------
     request of any Agent, furnish to the Administrative Agent a copy of the most recent actuarial statement required to be submitted under (S)103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and (b) promptly upon receipt or dispatch, furnish to the Administrative Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under (S)(S)302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a
     Multiemployer Plan, under (S)(S)4041A, 4202, 4219, 4242, or 4245 of ERISA.

           9.12. Use of Proceeds. The Borrowers will use the proceeds of the
                 ---------------
     Loans solely (a) to refinance outstanding Indebtedness existing pursuant to the Prior Credit Agreement, (b) for working capital and general corporate purposes, (c) for Permitted Acquisitions, (d) to finance the Recapitalization, and (e) to repay a portion (as described in (S)8.17) of existing indebtedness of Samsonite Europe to the Company previously incurred during the Company's 1999 fiscal year for the purchase by Samsonite Europe of stock of Subsidiaries of the Company, the purchase price and other terms of which were no less favorable to Samsonite Europe than the price and terms that would have been available from an unaffiliated seller. The Company will obtain Letters of Credit solely to support local borrowings in foreign countries and for working capital and general corporate purposes. Samsonite Europe will obtain Foreign Letters of Credit solely for working capital and general corporate purposes.

           9.13. Guarantors.  The Company will cause each Subsidiary created,
                 ----------
     acquired, or existing on or after the Closing Date to become a

     Guarantor immediately if such Subsidiary is a Significant Domestic Subsidiary or a Significant Foreign Subsidiary (but only in the case of such a Significant Foreign Subsidiary where its becoming a Guarantor is permitted by applicable law, does not result in a material adverse tax consequence to the Company and its Subsidiaries taken as a whole, and is otherwise practicable), and will cause such Subsidiary to execute and deliver to the Administrative Agent for the benefit of the Agents and the Lenders (a) a Guarantee (which in the case of a Significant Foreign Subsidiary becoming a Guarantor will be a guaranty of the Obligations of Samsonite Europe only), and (b) in the case of each Significant Domestic Subsidiary becoming a Guarantor, a Security Agreement and such further Security Documents or other instruments and documents as the Administrative Agent may require in order to grant to the Administrative Agent a first priority perfected security interest in that portion of such Subsidiary's assets which constitute the Collateral that is required by (S)7, (S)9.15, and (S)9.24, together with (in the case of both clauses (a) and (b) of this (S)9.13) legal opinions in form and substance reasonably satisfactory to the Administrative Agent to be delivered to the Administrative Agent and the Lenders opining (and accompanied by appropriate corporate documentation and certificates relating thereto) as to the authorization, validity, and enforceability of such Guarantee and Security Documents and (as to the applicable Security Documents) the perfection of such security interests.

           9.14. Syndication Efforts. The Borrowers shall continue to assist in
                 -------------------
     the preparation and review of appropriate information memoranda for use in connection with the syndication of the credit facilities hereunder, will take all such action as the Administrative Agent, BARS, BSI, their respective affiliates and the Lenders shall reasonably request to assist with the presentation of such information, including the attendance of senior executive and operating management personnel at meetings with groups of prospective Lenders on reasonable prior notice, and will otherwise take reasonable actions requested by the foregoing parties to cooperate with and facilitate such syndication.

           9.15. Pledge of Stock. Each of the Company and each Guarantor that is
                 ---------------
     a Domestic Subsidiary will at all times pledge and maintain the pledge, as Collateral for all of the Obligations, of (i) sixty-six percent (66%) (or, if higher than sixty-six percent (66%), the highest percentage that could not result in a "deemed dividend" to the Company under (S)956 of the Code and the regulations promulgated thereunder and would not result in a material adverse tax consequence to the Company and its Subsidiaries taken as a whole) of the capital stock or other equity interests of each of its direct Significant Foreign Subsidiaries from time to time existing and (ii) one hundred percent (100%) of the capital stock or other equity interests of each of its direct Significant Domestic Subsidiaries from time to time existing. Samsonite Europe will at all times pledge and maintain the pledge of one hundred percent (100%) of the capital stock or other equity interests of each of its direct Significant Subsidiaries from time to time existing, in each case in favor of the Administrative Agent for the benefit of the Agents and the Lenders (and with respect to the Belgian Pledge Agreement, in favor of the Agents and the Lenders) as security for the Obligations of the applicable pledgor. To the extent any Obligor shall be required pursuant to this (S)9.15 to pledge such capital stock or other equity interests of a Subsidiary, such Obligor shall (a) immediately execute and deliver to the Administrative Agent and the Lenders for the benefit of the Agents and the Lenders a pledge agreement in form and substance satisfactory to the Administrative Agent and the Lenders pledging such shares of capital stock or other equity interests of such Subsidiary, together with taking all such action which may be necessary or advisable in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) and the Lenders for the Agents and the Lenders a first priority perfected security interest in such capital stock or other equity interests (including, but not limited to, the delivery by such Obligor to the Administrative Agent of the stock certificates representing those shares of capital stock being pledged together with appropriate undated stock powers, duly executed in blank), (b) immediately deliver to the Administrative Agent a signed copy of a favorable legal opinion, addressed to the Agents and the Lenders, of counsel for such Obligor reasonably acceptable to the Administrative Agent (accompanied by appropriate corporate documentation and certificates relating thereto) as to the matters contained in clause (a) above, as to such pledge agreement being the properly authorized, legal, valid and binding obligations of such Obligor enforceable in accordance with its terms, and as to the perfection of the applicable pledge, subject, however, to customary qualifications and limitations, and as to such other matters as the Administrative Agent may reasonably request and (c) at any time and from time to time, promptly execute and deliver any and all future instruments and documents and take all such other action as the Administrative Agent may reasonably deem desirable in obtaining the full benefits of, or in preserving the liens of, such pledge agreement.

           9.16. Preparation of Environmental Reports. From time to time as the
                 ------------------------------------
     Administrative Agent may reasonably request as a result of changes in law or other relevant circumstances identified with reasonable specificity by the Administrative Agent, the Company shall provide to the Lenders as soon as practicable after such request, at the expense of the Company, an environmental site assessment report of any of the United States Real Estate owned or operated by the Obligors described in such request, prepared by an environmental consulting firm reasonably acceptable to the Administrative Agent, indicating the presence or absence of Hazardous Substances and the potential order of magnitude cost of any compliance, removal or remedial action in connection with any Hazardous Substances on such properties; without limiting the generality of the foregoing, if the Administrative Agent determines at any time that a material risk exists that any such report will not be provided within the time referred to above, the Administrative Agent, upon reasonable notice to the Obligors may retain an environmental consulting firm to prepare such report at the expense of the Company, and the Company hereby grants and agrees to cause any Subsidiary which owns any Real Estate described in such request to grant at the time of such request, to the Agents, the Lenders, such firm and any agents or representatives thereof a non-exclusive license, subject to the rights of tenants and other third parties, to enter onto their respective properties to undertake such an assessment. At the request of the Obligors, the Administrative Agent shall provide a copy of any report of such an assessment to the Obligors. The Administrative Agent shall not disclose the contents or existence of any such report to third parties other than participants and Eligible Assignees who agree to be bound by the confidentiality provisions of this (S)9.16 unless the Administrative Agent is required by law or legal process to disclose such reports or reasonably deem it necessary or appropriate to disclose the contents of such reports in connection with the enforcement of the Lenders' rights and remedies under the Loan Documents.

           9.17. Performance of Significant Contracts.The Borrowers will, and
                 ------------------------------------
     will cause each of their Non-Excluded Subsidiaries to, perform and observe all the terms and provisions of each Significant Contract to be performed or observed by it except to the extent that failure to perform and observe any such term or provision would not be reasonably likely to have a Material Adverse Effect, maintain each such Significant Contract in full force and effect, except to the extent no longer necessary or desirable for the operation of the business of such Borrower or Non-Excluded Subsidiary as at the time conducted or contemplated to be conducted, enforce each such Significant Contract substantially in accordance with its terms, except to the extent no longer necessary or desirable for the operation of the business of such Borrower or Non-Excluded Subsidiary as at the time conducted or contemplated to be conducted, take all such action to such end as may be from time to time reasonably requested by the Administrative Agent and, upon the reasonable request of the Administrative Agent, make to each other party to each such Significant Contract such demands and requests for material information and reports or for action as such Borrower or Subsidiary is entitled to make under such Significant Contract, provided that the failure of such other party to provide material
     --------
     information or reports or take action upon the request of such Borrower or Non-Excluded

     Subsidiary, as the case may be, shall not constitute a Default under this
     (S)9.17.

           9.18. Notification Regarding Significant Subsidiaries. The Company
                 ------------------------------------------------
     will, immediately upon any Subsidiary being or becoming a "Significant Restricted Subsidiary" pursuant to the Subordinated Indenture (or a designation having similar purpose or effect under any other Subordinated Debt Documents) or otherwise being or becoming a Significant Domestic Subsidiary or a Significant Foreign Subsidiary pursuant to the terms of this Credit Agreement, notify the Administrative Agent and each Lender in writing of the same.

           9.19. Notification of Investments. The Company will, on a quarterly
                 ----------------------------
     basis at such time as the Borrowers deliver each Compliance Certificate to the Lenders pursuant to (S)9.4, notify the Administrative Agent of any Investments made in, or significant transactions effected by, Excluded Entities and provide the Administrative Agent with reasonable details of such Investments and other matters.

           9.20. Emerging Market Subsidiaries. The Company shall at all times
                 ----------------------------
     designate persons constituting a majority of the directors (or members of the governing body) of, and at all times have the power to direct the management and policies of each Emerging Market Subsidiary, and shall at all times comply and cause each Emerging Market Subsidiary to comply with all covenants, if any, applicable to such Emerging Market Subsidiary contained in the Subordinated Debt Documents.


           9.21. Further Assurances.The Borrowers will, and will cause each of
                 ------------------
     their Subsidiaries to, cooperate with the Lenders and the Agents, and execute such further instruments and documents as the Lenders and the Agents shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

           9.22. Status of Loans as Senior Debt. The Company shall, on the
                 ------------------------------
     Closing Date and at such other times as may reasonably be requested by the Administrative Agent, deliver to the Administrative Agent certificates and, if requested, legal opinions, evidencing that the Indebtedness of each of the Borrowers and their Non-Excluded Subsidiaries to the Lenders and the Agents in respect of the Loans, the Reimbursement Obligations and the Foreign Reimbursement Obligations constitutes "Senior Indebtedness" or "Senior Debt" (or the analogous term used therein) under the terms of each of the Subordinated Debt Documents or of any other instrument evidencing or pursuant to which there is issued indebtedness which purports to be Subordinated Debt of any Obligor and that (a) this Credit Agreement would constitute the "Original Credit Agreement" under the terms of the Subordinated Indenture and (b) the Indebtedness of each of the Borrowers and their Non-Excluded Subsidiaries to the Lenders and the Agents in respect of the Loans, the Reimbursement Obligations and the Foreign Reimbursement Obligations constitutes "Designated Senior Debt."

           9.23. Subordinated Guarantees. The Borrowers will promptly advise the
                 -----------------------
     Administrative Agent of any Subordinated Guarantee or Conforming Subordinated Guarantee entered into in connection with the Subordinated Indenture or any other Subordinated Debt Documents, identifying the guarantor thereunder and providing the Administrative Agent with copies of the relevant documentation.

           9.24. Granting and Perfection of Liens. The Collateral consisting of
                 ---------------------------------
     pledges by the Obligors of capital stock or equity interests shall be granted pursuant to the applicable Security Documents on the Closing Date and such pledges shall at such time be perfected as further provided in
     (S)12.5 hereof. As soon as practicable and in any event within 45 days after the Closing Date (or, with respect to security interests in patents, trademarks, copyrights and other intellectual property, as soon as practicable and in any event within 60 days after the Closing Date), the Company and the Guarantors that are Domestic Subsidiaries shall have executed and delivered the Security Documents and such other documents, and taken such other action, as may be reasonably requested by the Administrative Agent in order for the Administrative Agent, in its capacity as Collateral Agent for the Lenders, to have a legal, valid and enforceable first priority (except for (a) Permitted Liens entitled to priority under applicable law and (b) at such time as the Administrative Agent shall have entered into the applicable Collateral Agency Agreement expressly relating thereto, the PBGC Ratable Lien) perfected security interest in and lien upon the Collateral as security for the Obligations of the applicable grantor of such Collateral. Without limiting the generality of the foregoing, within such 45 days (or, as applicable, 60 days) after the Closing Date (i) all filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Administrative Agent to perfect, protect and preserve such security interests shall have been duly effected or there shall have been made arrangements for the same which are satisfactory to the Administrative Agent, (ii) the Administrative Agent shall have received evidence of the foregoing in form and substance satisfactory to the Administrative Agent, (iii) the Administrative Agent shall have received from each of the Company and the Guarantors that are Domestic Subsidiaries a completed and fully executed Perfection Certificate and the results of UCC, title, PTO, and other lien searches with respect to the Collateral, indicating no liens other than Permitted Liens, or as described on Schedule 9.24 hereto, and otherwise in form and substance satisfactory to the Administrative Agent, and (iv) the Administrative

     Agent shall have received from the Company (x) evidence of corporate, limited liability company, or other applicable organizational authority of the Company and the Guarantors that are Domestic Subsidiaries with respect to the granting of Collateral by them pursuant to the Security Documents,
     (y) signed copies of favorable legal opinions, addressed to the Administrative Agent, of counsel to the Borrowers and the applicable Guarantors as to the matters referred to in clause (x) above; as to the Collateral Agent holding valid, perfected, and subsisting liens in the Collateral, enforceable against all third parties in accordance with their terms (subject only to Permitted Liens); as to the Security Documents being legal, valid and binding obligations of each applicable Obligor, enforceable in accordance with their terms (subject to customary qualifications and limitations); and as to such other matters as the Administrative Agent may reasonably request (together with appropriate corporate (or other applicable) documentation and certificates relating thereto), and (z) a certificate of insurance, in form and substance satisfactory to the Administrative Agent, from an independent insurance broker, identifying insurers, types of insurance, insurance limits, policy terms, identifying the Collateral Agent (on behalf of the Lenders) as additional insured and loss payee and otherwise describing the insurance obtained in accordance with the provisions of this Agreement and the Security Agreements, and certified copies of all policies evidencing such insurance (or certificates thereto signed by the insurer or an agent authorized to bind the insurer).

           9.25. Notes to Evidence Non-Ordinary Course Intercompany
                 --------------------------------------------------
     Indebtedness. All Non-Ordinary Course Intercompany Indebtedness will be
     ------------
     evidenced by promissory notes in form and substance satisfactory to the Administrative Agent and will be pledged to the Collateral Agent, pursuant to Security Documents in form and substance satisfactory to the Administrative Agent, as additional Collateral for the Obligations.

           9.26. Commercial Finance Examination. The Company shall cause a
                 ------------------------------
     "commercial finance" examination of accounts receivable and inventory to be carried out by examiners chosen by the Administrative Agent, which examination shall be commenced promptly after the Closing Date and shall be conducted and completed as soon as practicable and in any event within 60 days after the Closing Date; the Company shall provide the examiners with access to the relevant information and otherwise cooperate with such examination, and shall pay the reasonable costs and expenses of such examination.

           9.27. Appraisal of Intellectual Property. The Company shall cause an
                 ----------------------------------
          appraisal of domestic trademarks, patents, and other intellectual property to be carried out by appraisers selected and engaged by the Administrative Agent, which appraisal shall be in progress on the Closing Date and shall be completed as soon as practicable and in any event within 60 days after the Closing Date; the Company confirms that it has heretofore consented to the Administrative Agent's engaging such an appraiser and conducting such appraisal; the Company shall provide the appraiser with access to the relevant information and otherwise cooperate with such appraisal and shall pay the reasonable costs and expenses of such appraisal.

           9.28. Landlord Waivers. The Company shall use and shall cause each of
                 ----------------
     the Guarantors that are Domestic Subsidiaries to use, reasonable efforts to obtain and deliver to the Administrative Agent such waivers of landlord liens and consents of landlords, in form and substance satisfactory to the Administrative Agent, as to those leased properties (manufacturing facilities, warehouses, distribution centers, retail facilities, and other sites) located in the United States that are listed and described on
     Schedule 9.28 hereto, as may be required for the Administrative Agent to
     -------- ----
     have the right to enforce its security interest in any Collateral located on such leased premises, free and clear of any lien of the applicable landlord thereof, in each case as soon as reasonably practicable following the Closing Date.

           9.29. Funding of Equity Tender Offer. An amount sufficient to fund
                 ------------------------------
       the Equity Tender Offer will be deposited into an account with BKB on the Closing Date; such amount will be maintained in its entirety in such account (and will not be transferred, withdrawn, or debited) until the funds are delivered to the depositary for the Equity Tender Offer; such amount will be delivered to the depositary not later than June 29, 1998, and applied not later than such date to the funding of the Equity Tender Offer as contemplated by (S)10.4(e) hereof.

      10. CERTAIN NEGATIVE COVENANTS OF THE BORROWERS.
          -------------------------------------------

      Each of the Borrowers covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Foreign Unpaid Reimbursement Obligation, Letter of Credit, Foreign Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or any Issuing Bank or Foreign Issuing Bank has any obligations to issue, amend, extend or renew any Letters of Credit or Foreign Letters of Credit, as the case may be:


           10.1. Restrictions on Indebtedness. The Borrowers will not, and will
                 ----------------------------
     not permit any of their Non-Excluded Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than (to the extent not prohibited by the Subordinated Debt Documents that are then in effect):

               (a) Indebtedness to the Lenders and the Agents arising under any of the Loan Documents;

               (b) current liabilities of the Borrowers or such Non-Excluded Subsidiary incurred in the ordinary course of business not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

               (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of (S)9.8;

               (d) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrowers or such Non-Excluded Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

               (e) endorsements of checks and similar negotiable instruments for collection, deposit or negotiation, and warranties of products or services, in each case incurred in the ordinary course of business;

               (f) unsecured Subordinated Debt;

               (g) obligations incurred after the Closing Date under Capitalized Leases not listed on Schedule 10.1 and Indebtedness incurred in
                               -------------
          connection with the acquisition after such date of any real or personal property by the Borrowers or such Non-Excluded Subsidiary, and Indebtedness permitted by the Subordinated Debt Documents then in effect, extending the maturity of, or refunding or refinancing, in whole or in part, any such Indebtedness, provided that the terms of
                                                   --------
          any such extending, refunding or refinancing Indebtedness, and of any agreement or instrument relating thereto, are otherwise permitted by the Loan Documents and further provided that the principal amount of
                                 ------- --------
          such Indebtedness shall not be increased above the amount of such Indebtedness outstanding on the date of such extension, refunding or refinancing, and the direct (and any contingent) obligors therefor and any collateral security in respect thereof shall not be changed (or increased), as a result of or in connection with such extension, refunding, or refinancing, and further provided that the aggregate
                                         ------- --------
          principal amount of all such Capitalized Lease obligations and Indebtedness of the Borrowers and their Non-Excluded

          Subsidiaries shall not exceed the aggregate amount of $15,000,000 at any one time, and the foregoing must constitute "Purchase Money Indebtedness" or "Capitalized Lease Obligations" under (and as defined in) the Subordinated Indenture;

               (h) Indebtedness existing on the Closing Date and listed and described on Schedule 10.1 hereto, and Indebtedness permitted by the
                       -------------
          Subordinated Debt Documents then in effect, constituting "Refinancing Indebtedness" under (and as defined in) the Subordinated Indenture, extending the maturity of, or refunding or refinancing, in whole or in part, any such Indebtedness, provided that the terms of any such
                                       --------
          extending, refunding or refinancing Indebtedness, and of any agreement or instrument relating thereto, are otherwise permitted by the Loan Documents and further provided that the principal amount of such
                        ------- --------
          Indebtedness shall not be increased above the "Total Facility Amount" of such Indebtedness as indicated on Schedule 10.1, except to the
                                               -------------
          extent that such increase is permitted pursuant to (S)10.1(k), (l) or
          (n) hereof, and the direct (and any contingent) obligors therefor and any collateral security in respect thereof shall not be changed (or increased), (but any lien or encumbrance on such collateral may be released or discharged) as a result of or in connection with such extension, refunding, or refinancing;

               (i) Indebtedness of (x) any Guarantor (other than McGregor and its Subsidiaries) to any Borrower or to another Guarantor; or (y) any Borrower to any Guarantor or to another Borrower; in the form of intercompany loans or advances; so long as all such Indebtedness referred to in this clause (i) is on a demand basis, such Indebtedness is not prohibited by the Subordinated Debt Documents then in effect, and such Indebtedness constitutes "Permitted Indebtedness" under clause (v) or (vi) of the definition of such term in the Subordinated Indenture;

               (j) Indebtedness of the Company to Culligan under the Tax Sharing Agreement and the Distribution Agreement;

               (k) Indebtedness of the Borrowers or any Domestic Non-Excluded Subsidiaries in a principal amount which does not exceed, in the aggregate, $15,000,000 at any time outstanding, except that
                                                          ------
          Indebtedness of McGregor or any of its respective Subsidiaries is not permitted under this clause (k);

               (l) Indebtedness incurred in connection with any Permitted Acquisitions, including Indebtedness of Persons acquired pursuant to
          (S)10.5.1 hereof, so long as the aggregate principal amount of all such Indebtedness does not exceed $20,000,000 at any time outstanding;

               (m) Indebtedness not exceeding $50,000,000 (less the amount of any Investments in Joint Venture Subsidiaries made pursuant to
          (S)10.3(f)(ii) hereof) in the aggregate at any time outstanding of Wholly-Owned Non-Excluded Subsidiaries and Joint Venture Subsidiaries to the Company or to another Wholly-Owned Non-Excluded Subsidiary in the form of intercompany loans or advances so long as all such Indebtedness is on a demand basis, such Indebtedness is not prohibited by the Subordinated Debt Documents that are then in effect, and such Indebtedness constitutes "Permitted Indebtedness" under clause (v) or
          (vi) of the definition of such term in the Subordinated Indenture;

               (n) Indebtedness of Foreign Non-Excluded Subsidiaries in the principal amount which does not exceed, in the aggregate, $15,000,000 at any time outstanding;

               (o) Indebtedness incurred for the purpose of making the Investment in Samsonite Italia permitted under (S)10.3(n) hereof, in an amount not in excess of the cash permitted to be, and actually paid by the Borrowers or Non-Excluded Subsidiaries after the Closing Date for such purpose;

               (p)  Indebtedness in the amounts listed on Schedule 10.1(p)
                                                          ----------------
           hereof that is existing on the Closing Date and additional Indebtedness incurred pursuant to the loan facilities in effect on the Closing Date, as listed on Schedule 10.1(p) hereof, owing by
                                          ----------------
           Emerging Market Subsidiaries, to the extent that the Emerging Market Subsidiary which is the obligor of such Indebtedness becomes a Non-Excluded Subsidiary, provided that the principal amount of the
                                --------
           Indebtedness of any such Emerging Market Subsidiary permitted by this clause (p) shall not exceed the "Total Facility Amount" of such Indebtedness, as indicated on Schedule 10.1(p) hereof;
                                         ----------------

               (q) Indebtedness incurred by an Emerging Market Subsidiary between the Closing Date and the date that such Emerging Market Subsidiary becomes a Non-Excluded Subsidiary, so long as the aggregate Indebtedness referred to in this clause (q) by all Emerging Market Subsidiaries which become Non-Excluded Subsidiaries after the Closing Date does not exceed $2,500,000 in the aggregate and so long as neither of the Borrowers and none of the other Non-Excluded Subsidiaries (nor any of the assets of any of them) are obligors (or collateral) with respect to any such Indebtedness referred to in this clause

               (q) (except to the extent that the obligations of (or collateral granted by) a Borrower or other Non-Excluded Subsidiary in respect of any such Indebtedness referred to in this clause (q) is otherwise permitted by (S)10.1(k), 10.1(l), 10.1(n) or 10.2(i));

               (r) Indebtedness of Samsonite Europe incurred and utilized to refinance the Foreign Term Loan (the "Foreign Term Loan Refinancing Debt"), subject to the conditions that (i) the amount of the Foreign Term Loan Refinancing Debt does not exceed the initial principal amount of the Foreign Term Loan, (ii) (x) the proceeds of the Foreign Term Loan Refinancing Debt shall first be applied to (and must be
                                           -----
          sufficient to) repay the then outstanding principal balance of the Foreign Term Loan in full, and (y) the amount by which the proceeds of the Foreign Term Loan Refinancing Debt exceeds the then outstanding principal balance of the Foreign Term Loan shall be subject to and applied in accordance with (S)3.3.3, (iii) no principal payments are due upon the Foreign Term Loan Refinancing Debt until the later to occur of the date six (6) months after the Revolving Credit Loan Maturity Date or, if any portion of the Domestic Term Loan remains outstanding immediately after giving effect to the application of the proceeds of such Foreign Term Loan Refinancing Debt, the date six (6) months after the Domestic Term Loan Maturity Date, (iv) any guarantee of such Foreign Term Loan Refinancing Debt by the Company is subordinated, in a manner no less favorable to the Lenders and the other applicable Persons benefited thereby than the subordination provisions set forth in the Subordinated Indenture, to the Obligations owed to the Lenders, (v) the Foreign Term Loan Refinancing Debt is subordinated, in a manner no less favorable to the Lenders and the other applicable Persons benefited thereby than the subordination provisions set forth in the Subordinated Indenture, to the Obligations owed to the Lenders by Samsonite Europe and to all current and future obligations of Samsonite Europe and its Subsidiaries to pay any license fees, royalties and similar amounts, however characterized, to the Company, and (vi) the documents evidencing or executed in connection with such Foreign Term Loan Refinancing Debt do not directly or indirectly provide for an event of default to occur or for the borrower thereunder to be obligated to pay, purchase or redeem prior to the scheduled maturity thereof, any of such Foreign Term Loan Refinancing Debt by reason of or based upon any event or circumstance relating to the Company or the consolidated or separate financial condition of the Company; and

               (s) the issuance of the 1998 Preferred Stock, pursuant to the 1998 Preferred Stock Documents;

     provided, however, the provisions of this (S)10.1 shall be subject to the
     --------  -------
     provisions of (S)10.18 and (S)10.23 hereof.


           10.2. Restrictions on Liens. The Borrowers will not, and will not
                 ---------------------
     permit any of their Non-Excluded Subsidiaries to, (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) except as expressly provided in (S)10.5.2 hereof, sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; provided that the Borrowers and
                                            --------
     their Non-Excluded Subsidiaries may create or incur or suffer to be created or incurred or to exist:

               (a) liens to secure taxes, assessments and other government charges in respect of obligations not overdue or liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue, or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are being maintained in accordance with generally accepted accounting principles so long as such liens are not being foreclosed;

               (b) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

               (c) liens on properties in respect of judgments or awards, the Indebtedness with respect to which is permitted by (S)10.1(d);

               (d) liens of carriers, warehousemen, mechanics and materialmen, and other like liens on properties in existence less than 180 days from the date of creation thereof in respect of obligations not overdue or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are being maintained in accordance with generally accepted accounting principles so long as such liens are not being foreclosed;

               (e) encumbrances on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's liens or lessor's liens under leases to which any of the Borrowers or a Non-Excluded Subsidiary of such Borrower is a party, and other similar minor liens or encumbrances none of which in the reasonable opinion of the Borrowers interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrowers and their Non-Excluded Subsidiaries, which defects do not individually or in the aggregate have a Material Adverse Effect;

               (f) liens existing on the Closing Date and listed and described on Schedule 10.2 hereto; and liens existing in accordance with the
             -------- ----
          provisions of (S)10.1(h) securing permitted extensions, refundings, and refinancings of the Indebtedness provided for therein;

               (g) purchase money security interests in or purchase money mortgages on real or personal property acquired after the Closing Date to secure purchase money Indebtedness of the type and amount permitted by (S)10.1(g), incurred in connection with the acquisition of such property, which security interests or mortgages cover only the real or personal property so acquired and liens in favor of lessors under Capitalized Leases on assets subject to Capitalized Leases permitted by (S)10.1(g) hereof; and liens existing in accordance with the provisions of (S)10.1(g) securing extensions, refundings, and refinancings of the Indebtedness provided for therein;

               (h) liens in favor of the Administrative Agent for the benefit of the Lenders and the Agents under the Loan Documents;

               (i) liens on assets of Foreign Non-Excluded Subsidiaries to secure up to an aggregate principal amount of $10,000,000 of Indebtedness of Foreign Non-Excluded Subsidiaries incurred pursuant to
          (S)10.1(n) hereof;

               (j) liens on assets of Persons acquired pursuant to a Permitted Acquisition (whether incurred prior to, or in connection with, such Permitted Acquisition) securing up to an aggregate principal amount of $10,000,000 of Indebtedness incurred or permitted to exist pursuant to
          (S)10.1(l) hereof;

               (k) liens securing the performance of bids, trade contracts (other than borrowed money), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

               (l) liens on the assets of an Emerging Market Subsidiary arising between the Closing Date and the date that such Emerging Market Subsidiary becomes a Non-Excluded Subsidiary, to the extent that the Indebtedness secured by such liens is permitted by (S)10.1(q); and

               (m) liens granted to or for the benefit of the PBGC as contemplated by and in accordance with (but only to the extent required by) the PBGC Letter, which liens constitute PBGC Ratable Liens that are governed by the Collateral Agency Agreements.

          10.3. Restrictions On Investments. The Borrowers will not, and will
                ---------------------------
     not permit any of their Non-Excluded Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments:

               (a) in readily marketable direct or guaranteed obligations of the United States of America or those other specific governments or jurisdictions (if any) listed on Schedule 10.3(a) hereto that mature
                                           ----------------
          within one (1) year from the date of purchase by such Person;

               (b) in demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks or banks organized under the laws of those specific other jurisdictions (if any) listed on Schedule 10.3(b) hereto having in each case total
                         ----------------
          capital and surplus in excess of $1,000,000,000;

               (c) in securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof or those specific other jurisdictions (if any) listed on Schedule 10.3(c) hereto that at the
                                           ----------------
          time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's, and not less than "A 1" if rated by Standard & Poor's;

               (d)  existing on the date hereof that are listed and described on

          Schedule 10.3(d) hereto, including Investments in respect of the Tax
          ----------------
          Sharing Agreement and the Distribution Agreement;

               (e) in Guarantors or Borrowers, consisting of Indebtedness permitted by (S)10.1(i) (other than in McGregor and its Subsidiaries) so long as, in the case of clauses (x) and (y) of (S)10.1(i), such entities remain Guarantors or Borrowers, as the case may be;

               (f) in Wholly-Owned Non-Excluded Subsidiaries (including any Wholly-Owned Non-Excluded Subsidiary constituting a "conduit" organized solely for the purpose of directly holding the Company's or a Non-Excluded Subsidiary's equity interest in one or more Joint Venture Subsidiaries; each such Wholly-Owned Non-Excluded Subsidiary being referred to as a "JV Interest Holding Company") and Joint Venture Subsidiaries consisting of (i) intercompany loans or advances permitted by (S)10.1(m) hereof, in an aggregate principal amount outstanding not to exceed that amount permitted by (S)10.1(m) (less the amount of Investments pursuant to clause (ii) of this (S)10.3(f)) at any time, provided each such Investment complies with the
                       --------
          requirements of (S)(S)10.1(m) and 10.21 hereof; or (ii) subject to the provisions of (S)10.21, transfers of cash or non-cash property as capital contributions to Joint Venture Subsidiaries (or to JV Interest Holding Companies, provided such capital contributions are
                             --------
          concurrently contributed by such JV Interest Holding Companies to their applicable Joint Venture Subsidiaries), not to exceed $5,000,000 in the aggregate, on a cumulative basis after the date hereof plus the
                                                                        ----
          amount of any Returned Investments (with respect to the return or repayment of the "principal" or "capital" component of any prior Investments under this (S)10.3(f)) received after the date hereof but prior to the relevant time of determination hereunder and not previously utilized to permit additional Investments under this
          (S)10.3(f)(ii) in excess of such $5,000,000 amount, but in no event
                                                                     --------
          shall the total Investments made after the date hereof over the term of this Credit Agreement under this (S)10.3(f)(ii) exceed $10,000,000 in the aggregate after giving effect to "utilizing" the amount of any such Returned Investments after the date hereof over the term of this Credit Agreement; for purposes hereof, the amount of any such non-cash property capital contribution Investments shall be deemed to be the fair market value of such non-cash property at the time of the applicable transfer thereof to such Joint Venture Subsidiary (or JV Interest Holding Company, as the case may be);

               (g) consisting of the Loan Documents (including the Guarantees hereof) or Investments by the Borrowers and their Non-Excluded Subsidiaries in their Subsidiaries (other than Excluded Entities) but only as (and to the extent) such Investments in such Subsidiaries actually exist on the Closing Date;

               (h) in any Excluded Entity which is in a Related Business, permitted under clause (iv) of the definition of "Permitted Investments" in the Subordinated Indenture, which do not exceed, in the aggregate, (i) in the fiscal period commencing on the Closing Date under (and as defined in) the Prior Credit Agreement and ending on July 31, 1998 or any fiscal period commencing on any August 1 thereafter and ending on July 31 of the subsequent year $10,000,000 of Investments made in such fiscal period, plus the amount of any
                                                  ----
          Returned Investments (with respect to the return or repayment of the "principal" or "capital" component of any prior Investments under this
          (S)10.3(h)) that were received after the date hereof but prior to the relevant time of determination hereunder, and not previously utilized to permit additional Investments under this clause (i) of this
          (S)10.3(h) in any such fiscal period in excess of the otherwise applicable maximum amount limitation for such fiscal period; and (ii) in the aggregate after the date hereof over the term of this Credit Agreement $50,000,000 plus the amount of any Returned Investments
                                ----
          (with respect to the return or repayment of the "principal" or "capital" component of any prior Investments under this (S)10.3(h)) received after the date hereof but prior to the relevant time of determination hereunder and not previously utilized to permit additional Investments under this clause (ii) of this (S)10.3(h) in excess of such $50,000,000 amount, but in no event shall the total
                                                    --------
          Investments made after the date hereof over the term of this Credit Agreement under this (S)10.3(h) exceed $70,000,000 in the aggregate after giving effect to "utilizing" the amount of any such Returned Investments after the date hereof over the term of this Credit Agreement (the Investments pursuant to this (S)10.3(h) being the "Specified Investments"); for purposes hereof, in the case of any Investment made by transfers of non-cash property, the amount of such Investments shall be deemed to be the fair market value of such non-cash property at the time of the applicable transfer, provided that,
                                                                --------
          at the time that any Non-Excluded Subsidiary becomes an Emerging Market Subsidiary and thereby an Excluded Subsidiary and an Excluded Entity, the Company shall be deemed to make an Investment in such Excluded Entity in an amount equal to the Company's Pro Rata Interest in the fair market value of the net assets of such Excluded Entity;

               (i) consisting of promissory notes payable to the Borrowers or their Non-Excluded Subsidiaries received as proceeds of asset dispositions permitted by (S)10.5.2 or acquired pursuant to Permitted Acquisitions;

               (j) constituting trade credit extended pursuant to customer accounts receivable in the ordinary course of business;

               (k) customary prepaid expenses in the ordinary course of business;

               (l) acceptance and endorsements of checks or other negotiable instruments for deposit or collection in the ordinary course of business;

               (m)  acquired in the bona fide compromise, settlement, or other
                                    ---- ----
          resolution of dispute with any Person (or of obligations or Indebtedness);

               (n) consisting of acquisitions permitted under (S)10.5.1 hereof, of Persons (including, prior to the occurrence of any Default or Event of Default that is continuing, any acquisition of the entire minority interest in Samsonite Italia) that become, at the time of such acquisitions, Wholly-Owned Non-Excluded Subsidiaries of the Company (or, in the case of a new Foreign Subsidiary, Wholly-Owned Non-Excluded Subsidiaries of Samsonite Europe);

               (o)  consisting of Distributions permitted by (S)10.4(c) or
          (S)10.4(e) hereof;

               (p) deemed to have been made as a result of a Permitted Acquisition of a Person that, at the time of such Permitted Acquisition, held Investments that were not acquired in contemplation of the acquisition of such Person;

               (q) consisting of loans or advances made in the ordinary course of business to officers, directors or employees of the Borrowers or any of the Non-Excluded Subsidiaries for travel, transportation, entertainment, and moving and other relocation expenses;

               (r) consisting of the Guarantees relating hereto and (to the extent applicable) to the Subordinated Guarantees and the Conforming Subordinated Guarantees;

               (s)  consisting of endorsements permitted by (S)10.1(e) hereof;

               (t) consisting of obligations of the Company under the Tax Sharing Agreement and the Distribution Agreement;

               (u) by the Company for which the sole consideration provided by the Company is the common stock of the Company pursuant to compensation arrangements with such officers and directors of the Company as approved by the Board of Directors of the Company;

               (v) consisting of guaranties by the Company or its Non-Excluded Subsidiaries of Indebtedness of the Company or its Non-Excluded Subsidiaries permitted by (S)10.1 hereof;

               (w)  [Intentionally Deleted];

               (x) by the Company in any Person that is not a Subsidiary and which is in a Related Business, which do not exceed, in the aggregate, after the date hereof over the term of this Credit Agreement on a cumulative basis $8,000,000, provided (i) such Investment is made by
                                       --------
          the Company to either (1) purchase capital stock of such Person or (2) make a loan to such Person and (ii) the Company and such Person have made arrangements satisfactory to the Company which limits the use of the proceeds of such Investments by such Person for purposes satisfactory to the Company; and

               (y) by the Company consisting of any purchase of the 1995 Subordinated Notes, provided that (A) no Default or Event of Default
                              --------
          has occurred and is continuing and none would exist after giving effect thereto, and (B) the 1995 Subordinated Notes so purchased in each case are promptly cancelled by the Company;

     provided, however, notwithstanding anything to the contrary contained
     --------  -------
     herein, no Investments (other than those existing on the date hereof) shall be made or permitted to exist in McGregor or its Subsidiaries.

          10.4. Distributions. The Borrowers and their Non-Excluded Subsidiaries
                -------------
     will not make any Distributions (except for Distributions to the Company, or to any of its Non-Excluded Subsidiaries, by (in each case) any of its Non-Excluded Subsidiaries), provided, however, so long as each of the
                                 --------  -------
     Special Conditions is satisfied immediately prior to and immediately after giving effect to such Distribution (other than Distributions under
     (S)10.4(e) or (S)10.4(f) hereof, as to which the Special Conditions shall not apply), the Borrowers and their Non-Excluded Subsidiaries shall be permitted to make (a) Distributions to the minority shareholders of Samsonite SpA (formerly known as Samsonite Italia, S.r.l.) ("Samsonite Italia") which do not exceed the lesser of (i) in the aggregate, $1,000,000 for any fiscal year, plus, to the extent any such Distributions permitted
                          ----
     by this (S)10.4(a)(i) for any fiscal year were not made in any such fiscal year, the amount of such Distributions permitted under this (S)10.4(a)(i) and not previously made and (ii) the amount of

     Distributions permitted to be made to such minority shareholders in any such applicable period pursuant to the Subordinated Indenture, provided the
                                                                    --------
     Company shall receive pro rata Distributions at the same time and in the
                           --- ----
     same form and composition of consideration as the Distributions made to such minority shareholders, (b) Distributions after January 31, 1999 by the Company to holders of its Common Stock in an aggregate amount not to exceed in any fiscal year 15% of the Company's Consolidated Net Income from the beginning of such fiscal year through the fiscal quarter end date immediately preceding the date of such Distribution; provided that no such
                                                          --------
     Distribution will be permitted pursuant to this clause (b) unless the Company's Leverage Ratio at the fiscal quarter end date immediately preceding the Distribution was less than 3.75 to 1.00, (c) Distributions permitted by the Subordinated Indenture to repurchase capital stock from employees in an aggregate amount not to exceed $1,500,000 in any fiscal year; (d) Distributions by Samsonite Italia to its minority shareholders to effect a repurchase of all, but not less than all of such minority shareholders' equity interest in Samsonite Italia, such that, after giving effect thereto, Samsonite Italia is a Wholly-Owned Non-Excluded Subsidiary;
     (e) to the extent not prohibited by the terms of the Subordinated Debt Documents that are then in effect, Distributions in respect of the Equity Tender Offer to consummate the Recapitalization on the Closing Date (or, with respect to the funding of the Equity Tender Offer, promptly thereafter, and in any event not later than June 29, 1998, in accordance with the arrangements described in (S)12.12) in an aggregate cumulative amount not to exceed $420,000,000; (f) the periodic dividends on the 1998 Preferred Stock in the form solely of additional shares of the 1998 Preferred Stock as provided in the 1998 Preferred Stock Documents, and (g) commencing with the scheduled dividend payment dates under the terms of the 1998 Preferred Stock occurring subsequent to the fifth anniversary of the Closing Date, the scheduled periodic cash dividends on the 1998 Preferred Stock in the applicable amounts required to be paid in cash thereon, and at the applicable times, provided for in the 1998 Preferred Stock Documents.

          Notwithstanding any other provision of this Agreement, (x) the Company will not at any time exercise any right that it may have to exchange debentures or other Indebtedness for any portion or all of the 1998 Preferred Stock, (y) the Company will not pay any dividend or other Distribution in respect of the 1998 Preferred Stock except pursuant to, and to the extent permitted by, clauses (f) and (g) of this (S)10.4 and (z) the Company shall utilize its right to make the periodic dividends on the 1998 Preferred Stock "in-kind" (solely in the form of additional shares of 1998 Preferred Stock) in each case in which it has the right to do so under the terms of the 1998 Preferred Stock Documents.

     10.5. Merger, Consolidation and Disposition of Assets.
           -----------------------------------------------

           10.5.1   Mergers and Acquisitions. The Borrowers will not, and will
                    ------------------------
     not permit any of their Non-Excluded Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices) except:

                    (a) the merger or consolidation of one or more of the Non-Excluded Subsidiaries of such Borrower with and into the Borrower;

                    (b) the merger or consolidation of a Non-Excluded Subsidiary with one or more other Subsidiaries of a Borrower (provided that, the surviving entity is a Non-Excluded Subsidiary;
            --------
           and further provided that if any such Person is a Guarantor, the
               ------- --------
           surviving entity is also a Guarantor);

                    (c) acquisitions by the Company, Samsonite Europe, or any direct Wholly-Owned Non-Excluded Subsidiary of the Company, of other Persons which thereby become Wholly-Owned Non-Excluded Subsidiaries, or divisions or business segments of other Persons (whether by way of purchase of assets or capital stock, merger or otherwise), provided, that (in each case under this clause (c) of this (S)10.5.1):
     --------

                         (i) the Company has obtained the prior written consent of the Majority Lenders for acquisitions involving cash Investments and/or other monetary purchase consideration (including for this purpose, without limitation, cash outlays, deferred purchase price payment obligations and any applicable Indebtedness acquired or assumed from such Person and any applicable Indebtedness of such Person if such Person is acquired as an entity or otherwise becomes a Subsidiary of the Company) (the "Acquisition Consideration") exceeding (1) in the aggregate for all acquisitions, $150,000,000, or (2) $60,000,000 per acquisition transaction (or series of related acquisition transactions);

                         (ii) in the case of a merger or consolidation to which the Company is a party, the

                    Company is the surviving entity, and in the case of a merger or consolidation of a Non-Excluded Subsidiary with any other Person, the surviving entity must also be a Non-Excluded Subsidiary;

                         (iii) such Person is in the same line of business as
                    the Company or a Related Business;

                         (iv) no Default or Event of Default shall exist at the time of, and none shall exist after giving effect to, such merger, consolidation or acquisition and such transaction shall not be prohibited by the Subordinated Debt Documents that are then in effect;

                         (v) the Board of Directors and the shareholders (if required by applicable law), or the equivalent, of each such Person has approved such merger, consolidation or acquisition;

                         (vi) the Company has delivered to the Administrative Agent and the Lenders reasonable prior written notice of such acquisition, which notice shall provide the Administrative Agent and the Lenders with a reasonably detailed description of the proposed acquisition;

                         (vii) immediately after giving effect to the
                    acquisition the Company's unused availability for borrowing of Revolving Credit Loans under the Total Revolving Commitment shall not be less than $25,000,000;

                         (viii) no portion of the Loans will be used to purchase
                    or carry margin securities or margin stock as defined in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224 (except in a so-called "going private" transaction effected in compliance with such Regulations, in which such securities or stock, immediately upon such purchase, no longer constitute margin securities or margin stock, such that the Loans will not at any time be secured, directly or indirectly, by any margin securities or margin stock);

                         (ix) the business to be acquired would not subject the Agents or the Lenders to regulatory or third party approvals in connection with the exercise of any of their rights and remedies under this Credit Agreement or any other Loan Document;

                         (x) the business and assets so acquired shall be acquired by the Company, Samsonite Europe, or such Wholly-Owned Non-Excluded Subsidiary of the Company, as the case may be, free and clear of all liens and encumbrances (other than as permitted by (S)10.2(a)-(e) and (j), and Indebtedness (other than as permitted by (S)10.1(k) or (l));

                         (xi) no contingent obligations or liabilities will be incurred or assumed in connection with such acquisition which could reasonably be expected to have a Material Adverse Effect;

                         (xii) the Company or such other applicable Person
                    involved in the acquisition has taken or caused to be taken all necessary actions to grant to the Administrative Agent a first priority perfected lien (except for Permitted Liens having priority under applicable law) in the capital stock or other equity interests to be acquired in connection with such acquisition to the extent required by (S)9.15 hereof;

                         (xiii) the Company has demonstrated to the
                    satisfaction of the Administrative Agent, based on a pro
                                                                         ---
                    forma Compliance Certificate, compliance with (S)11 hereof
                    -----
                    on a pro forma basis (and the satisfaction of each of the
                         --- -----
                    Special Conditions) immediately prior to and after giving effect to such acquisition (provided, for purposes only of
                                                --------
                    determining compliance (and only under this clause (xiii) of this (S)10.5.1) by the Borrowers with (S)11.1 and 11.2, EBITDA shall (without duplication) include the EBITDA for the Person to be acquired for the four (4) full consecutive fiscal quarters of such Person most recently ended immediately preceding the acquisition and Consolidated Total Interest Expense and Total Funded Indebtedness shall be computed on a pro forma basis for (and as of the end of) the
                                  ---------
                    Reference Period most recently ended, giving effect to the consolidated capital structure projected to be existing immediately after such acquisition is to be

                    Consummated, including any net changes in Indebtedness levels resulting therefrom, and in the case of floating interest rates, utilizing such applicable interest rates as they are in effect at the time such pro forma calculation is
                                                        ---------
                    performed) and assuming for the purpose of such pro forma
                                                                    ---------
                    computation that such projected consolidated capital structure was in effect during the entire Reference Period; and

                         (xiv) in the case of any acquisition of capital stock
                    or other equity interests, the issuer thereof must become a Subsidiary; and any new Subsidiary formed or acquired as a result of or in connection with any acquisition shall be or then become a Wholly-Owned Subsidiary of the Company (or, in the case of a new Foreign Subsidiary, a Wholly-Owned Non-Excluded Subsidiary of Samsonite Europe) (the acquisitions permitted under the foregoing clause (c) of this (S)10.5.1 being referred to as the "Permitted Acquisitions");

                    (d) acquisitions by either of the Borrowers or any Non-Excluded Subsidiary of one hundred percent (100%) of the capital stock of an Emerging Market Subsidiary owned by another Borrower or any Non-Excluded Subsidiary so long as no Default or Event of Default has occurred and is continuing or would exist as a result thereof and so long as such an acquisition and disposition is not prohibited by the Subordinated Debt Documents that are then in effect;

                    (e) acquisition by either of the Borrowers or any Non-Excluded Subsidiary, of the entire equity interest in Samsonite Italia that is not currently owned by them, for a purchase price not in excess of the fair market value thereof, such that they will after such acquisition collectively own 100% of the equity interests (and all rights appurtenant thereto) of Samsonite Italia, so long as each of the Special Conditions is satisfied immediately prior to and immediately after giving effect to such transaction, and so long as such transaction is not prohibited by the Subordinated Debt Documents that are then in effect; or

                    (f) subject to the Borrowers providing satisfactory financial information to the Administrative Agent setting forth the pro forma effect upon EBITDA
                   ---------
               and compliance with the covenants contained in (S)11 on a prospective basis of the acquisition thereof, the acquisition by either of the Borrowers from an unaffiliated third party of the entire equity interest in Ace, for a purchase price not exceeding the fair market value thereof, such that the Borrowers will after such acquisition collectively own, directly or indirectly, 100% of the equity interests (and all rights relating to ownership of such equity interests) of Ace, so long as (i) each of the Special Conditions is satisfied immediately prior to and immediately after giving effect to such transaction; (ii) the acquired business is only in the same line of business as the Borrowers or a Related Business; (iii) the conditions set forth in clauses
               (ii) through (xiv) of (S)10.5.1(c) are satisfied in connection therewith, (iv) the transaction preserves all now existing obligations of Ace and its Affiliates with respect to license fees, royalties, and similar amounts (however characterized) owing to the Company and its Subsidiaries, on terms and with a structure no less favorable to the Company than the terms and structure thereof as of the date hereof, except for changes to such terms and structure that are made in the ordinary course of business on an arms-length basis prior to the date of such acquisition, provided that any such changes in the identity of
                            --------
               the Person to which such obligations are payable and any such changes that are made in contemplation or anticipation of such acquisition will in any event be deemed not to have been made in the ordinary course of business, and further provided that,
                                                    ------- --------
               without limiting the generality of the immediately preceding proviso, any changes that are made within the period of 6 months immediately preceding the earlier of (a) the date that either of the Borrowers enters into a binding agreement to make such acquisition and (b) the date of the consummation of such an acquisition, will be deemed to have been made in contemplation or anticipation of such acquisition; (v) such transaction is not prohibited by the Subordinated Debt Documents that are then in effect; and (vi) such transaction constitutes the direct or indirect acquisition of all or substantially all of the operating businesses of Ace;

               In the event any new Significant Subsidiary is formed, acquired or exists as a result of or in connection with any acquisition, the Loan Documents shall be amended and/or supplemented as to the appropriate Persons as necessary to make the terms and conditions of the Loan Documents (including but not limited to the Guarantees and Security

          Documents) applicable to such Significant Subsidiary, and its capital stock, in the manner and to the extent described in (S)(S)7, 9.13, 9.15, and 9.24 hereof.

               10.5.2  Disposition of Assets. The Borrowers will not, and will
                       ---------------------
          not permit any of their Non-Excluded Subsidiaries to, and, during such time as the Subordinated Indenture remains in effect (or any other Subordinated Debt Documents are in effect which contain covenants regarding the disposition of assets by any Excluded Subsidiary), will not permit any of their Excluded Subsidiaries to, become a party to or agree to or effect any Asset Sale or other disposition of assets, other than:

                       (a) the sale of inventory or the sale or licensing of
               trademarks, patents, copyrights and brand names in the ordinary course of business, consistent with past practices;

                       (b) the disposition of (i) obsolete equipment in the
               ordinary course of business; (ii) assets from any of the Borrowers or any of the Non-Excluded Subsidiaries (subject, however, to (S)10.21 hereof) to any of the Borrowers or to any of the Non-Excluded Subsidiaries, to the extent permitted by any Subordinated Debt Documents that are then in effect; (iii) the manufacturing plant located at 753 Ontario Street, Stratford, Ontario, Canada by Samsonite Canada, Inc., and (iv) the assets listed on the January 31, 1998 consolidated balance sheet of the Company as "held for sale," which assets are listed on Schedule
                                                                      --------
               10.5.2(b) hereof (the "Schedule 10.5.2(b) Assets") provided, with
               ---------              -------------------------   --------
               respect to both clauses (iii) and (iv), that no Default or Event of Default has occurred and is continuing or would exist as a result thereof and that such disposition is not prohibited by any Subordinated Debt Documents that are then in effect;

                       (c)  other Asset Sales or dispositions, provided that (in
                                                               --------
               each case under this clause (c) of this (S)10.5.2):

                            (i) no Default or Event of Default has occurred and is continuing and none would exist after giving effect thereto or as a result thereof;

                            (ii) the aggregate Net Asset Sale Proceeds from all
                    such Asset Sales or dispositions under this (S)10.5.2(c) does not exceed $15,000,000 in any fiscal year;

                            (iii) the purchase price shall be no less than the
                    fair market value of the applicable asset at the time of the sale;

                            (iv) at least seventy-five percent (75%) of the value of the purchase price for such assets shall consist of cash, other than (to the extent permitted by the Subordinated Indenture) with respect to (1) any Schedule 10.5.2(b) Assets; (2) any Asset Sale or series of related Asset Sales as to which the aggregate Net Asset Sale Proceeds do not exceed $1,000,000; (3) any Asset Sale otherwise permitted pursuant to (S)10.3(f)(ii) or
                    (S)10.19.1(b) consisting of the issuance of equity interests in Joint Venture Subsidiaries solely for, or the making of capital contributions to Joint Venture Subsidiaries (or to JV Interest Holding Companies for concurrent contributions to Joint Venture Subsidiaries) solely of, non-cash property relating to the operation of the business of such Joint Venture Subsidiary; or (4) any Asset Sale otherwise permitted pursuant to (S)10.19.1(e) or (S)10.19.2(e) consisting of the sale of minority interests in Joint Venture Subsidiaries to third parties in consideration of non-cash operating assets or services relating to the business of such Joint Venture Subsidiary; or (5) any Asset Sale where the asset being sold (A) is the capital stock of McGregor or any of its Subsidiaries while McGregor and its Subsidiaries have no assets other than any assets of The 500 Fashion Group division of McGregor as such division conducted its business on July 14, 1995, or other assets with an aggregate fair market value not in excess of $5,000, or (B) consists only of the assets of The 500 Fashion Group division of McGregor as such division conducted its business on July 14, 1995; and, in any event, at least twenty percent (20%) of the value of the purchase price for any Scheduled Assets shall consist of cash;

                            (v)   the Borrowers shall pay over to the
                    Administrative Agent on the date 270 days after each Asset Sale (each such date being an "Asset Sale Calculation Date") the amount by which (A) (x) one hundred percent (100%) of the applicable Net Asset Sale Proceeds generated in the fiscal year in which any such Asset Sale was closed or in the immediately preceding fiscal year (from all

                    Asset Sales during such fiscal years that occurred more than 269 days before the relevant Asset Sale Calculation Date) minus (y) the greater of (1) $10,000,000, and (2) the sum of
                    -----
                    Reinvested Net Asset Sale Proceeds with respect to all Asset Sales that occurred during such fiscal years more than 269 days before the Asset Sale Calculation Date, exceeds (B) the amount previously paid by the Borrowers to the Administrative Agent pursuant to this clause (v) on account of Asset Sales that occurred during the same fiscal year as the Asset Sale that generated such Net Asset Sale Proceeds or within the last 269 days of the immediately preceding fiscal year; any amount paid to the Administrative Agent pursuant to this clause (v) will be applied to the mandatory prepayment of the Loans and reduction of the Commitments in accordance with (S)3.3.3; provided, that Net Asset Sale
                                              --------
                    Proceeds generated in a fiscal year prior to the fiscal year in which such Asset Sale Calculation Date occurred shall only be included in the amounts calculated pursuant to clauses (A) and (B) of this clause (v) if such Net Asset Sale Proceeds were generated less than 270 days before the end of such prior fiscal year (or, with respect to the calculation of Reinvested Net Asset Sale Proceeds, in the case of Net Asset Sale Proceeds generated in any such prior fiscal year, such Reinvested Net Asset Sale Proceeds shall only be included if both the relevant Asset Sale and the reinvestment occurred less than 270 days before the end of such prior fiscal year or during the fiscal year in which the relevant Asset Sale Calculation Date occurs);

                            (vi) in the event the asset being sold is the
                    capital stock of McGregor, and to the extent such a disposition is otherwise permitted hereunder, prior to any such disposition, McGregor shall have entered into an agreement with the Company (which agreement shall be in form and substance reasonably satisfactory to the Administrative Agent) as to certain matters relating to the agreements referred to in clauses (a) and (b) of (S)8.16.6 (and the subject matter thereof) containing provisions substantially similar to those contained in (S)7.1(c) of the Distribution Agreement; and

                    (d) the sale of certain accounts receivable, customer drafts and similar rights of payment from customers of the Company in the ordinary course of business on a non-recourse basis pursuant to the terms of factoring agreements in form and substance satisfactory to the Administrative Agent, to the extent such sales are (while the Subordinated Indenture remains in effect) permitted by (S) 4.09(d)(i) of the Subordinated Indenture and are not, in any event, prohibited by the terms of any other Subordinated Debt Documents that are then in effect.

          Notwithstanding anything to the contrary contained in this (S)10.5,
          (A) the Borrowers and their Subsidiaries shall not be permitted to dispose of any assets or take (or omit to take) any action in connection with an Asset Sale or other asset disposition or engage in any other transaction which action (or omission) would require or result in any repayment, prepayment, repurchase or redemption (or any mandatory offer to repay, prepay, repurchase or redeem) by the Company or any of its Subsidiaries of any Subordinated Debt pursuant to the Subordinated Indenture or any other provision of the Subordinated Debt Documents that are then in effect, or would violate the provisions of the Subordinated Indenture or any other provision of the Subordinated Debt Documents that are then in effect; (B) neither the Company nor any other Obligor shall directly or indirectly sell or otherwise dispose of all or substantially all of its assets; and (C) neither the Borrowers nor their Subsidiaries shall sell or otherwise dispose of any capital stock of any Person which is either an Obligor or is an entity the capital stock of which is pledged under the Loan Documents by any Obligor, except for transfers to an Obligor (with each such transfer to an Obligor to be subject to the Administrative Agent's then existing security interest therein for the benefit of the Lenders) and the sale of the capital stock and other equity interests of McGregor and its Subsidiaries, subject to the requirements and restrictions in (S)10.5.2(c) hereof.

          10.6. Sale And Leaseback. Except as otherwise expressly permitted by
                ------------------
     (S)10.5.2(c) hereof, the Borrowers will not, and will not permit any of their Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Borrowers or any Subsidiary of such Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that such Borrower or any Subsidiary of such Borrower intends to use for substantially the same purpose as the property being sold or transferred.

          10.7.  Compliance with Environmental Laws. The Borrowers will not, and
                 ----------------------------------
     will not permit any of their Non-Excluded Subsidiaries to, (a) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances which acts would require a permit under RCRA, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, except in compliance with Environmental Laws, (c) generate any Hazardous Substances on any of the Real Estate except in compliance with Environmental Laws, (d) conduct any activity at any Real Estate or use any Real Estate in any manner which would reasonably be expected to pose a substantial risk of a Release or threatened Release of Hazardous Substances on, upon or into any such Real Estate which would have a Material Adverse Effect or (e) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law, which violation would have a Material Adverse Effect .

          10.8.  Subordinated Debt. Except for purchases of the 1995
                 -----------------
     Subordinated Notes in accordance with the provisions of (S)10.3(y) hereof (but only to the extent such purchases are permitted by the Subordinated Indenture), the Borrowers will not, and will not permit any of their Subsidiaries to, amend, supplement or otherwise modify the terms of any of the Subordinated Debt Documents or prepay, redeem or repurchase (or offer to prepay, redeem or repurchase) any of the Subordinated Debt.

          10.9.  Employee Benefit Plans. Neither the Borrowers nor any ERISA
                 ----------------------
Affiliate will:

                 (a) engage in any "prohibited transaction" within the meaning of (S)406 of ERISA or (S)4975 of the Code which would reasonably be expected to result in a material liability for the Borrowers or any of their Subsidiaries; or

                 (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in (S)302 of ERISA, whether or not such deficiency is or may be waived; or

                 (c) fail to make any contribution required of it (by law or contract) to any Guaranteed Pension Plan sponsored by it to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of the Borrowers or any of its Subsidiaries pursuant to (S)302(f) or
          (S)4068 of ERISA; or

                 (d) permit, or take any action which would result in there being, any unfunded accrued liability and/or actuarial reserve requirements in any Guaranteed Pension Plans, determined on the same basis as described in the fourth sentence of (S)8.16.3 (including the disregard of any such plans without unfunded accrued liability or actuarial reserve requirements), exceeding zero.

          10.10. Fiscal Year. Neither the Borrowers nor their Non-Excluded
                 -----------
     Subsidiaries will change the date of the end of their respective fiscal quarters or fiscal years from that set forth in (S)8.20 hereof.

          10.11. Modification of Documents. Neither the Borrowers nor any of
                 -------------------------
     their Non-Excluded Subsidiaries will consent to or agree to any amendment, supplement or other modification to (a) any intercompany agreement between the Company (or any of its Non-Excluded Subsidiaries) and Culligan (or any of its Subsidiaries), or (b) any Significant Contract, without the prior written consent of the Administrative Agent and the Majority Lenders, unless such amendment, supplement or modification, (i) in the case of the Belgian License Agreement, is of an immaterial or ministerial nature, not affecting any material economic terms thereof, and (ii) as to all other documents, agreements or instruments referenced in this (S)10.11 will not constitute a material change to any economic term contained therein which is adverse to the rights and interests of any Borrower or Non-Excluded Subsidiary party thereto.

          10.12. Prohibition on Negative Pledges. Neither the Borrowers nor any
                 -------------------------------
     of their Non-Excluded Subsidiaries will enter into, or become bound by or subject to, any agreement (excluding this Credit Agreement and the Loan Documents) prohibiting the creation or assumption of any lien or security interest upon its properties, whether now owned or hereafter acquired, other than agreements with Persons prohibiting any such lien or security interest on assets in which such Person has a prior security interest which is permitted by (S)10.2, or pursuant to the PBGC Letter, those other existing arrangements (if any) which are described in reasonable detail on
     Schedule 10.12 hereto, or pursuant to the Subordinated Indenture (if
     --------------
     applicable), or pursuant to other arrangements which would not restrict the granting of liens and security interests in favor of the Administrative Agent and the Lenders securing the Obligations.


          10.13. Transactions with Affiliates. Except for matters otherwise
                 ----------------------------
     permitted hereunder or as set forth on Schedule 10.13, neither the
                                            --------------
     Borrowers nor any of their Subsidiaries will enter into, or cause, suffer or permit to exist (a) any arrangement or contract with any of its other Affiliates of a nature customarily entered into by Persons which are Affiliates of each other (including management or similar contracts or arrangements relating to the allocation of revenues, taxes and expenses or otherwise) requiring any payments to be made by the Borrower or any of their Subsidiaries to any Affiliate unless such arrangement is fair and equitable to the Borrowers or such Subsidiary; or
     (b) any other transaction, arrangement, contract or commitment with any of their other Affiliates which would not be entered into by a prudent Person in the position of the Borrowers or such Subsidiary with, or which is on terms which are less favorable than are obtainable from, any Person which is not one of its Affiliates.

          10.14. Prohibition on Subsidiary Being Subject to Distribution
                 -------------------------------------------------------
     Limitations. Except (a) the existing restrictions (relating to the terms of
     -----------
     certain existing Indebtedness) as set forth on Schedule 10.14 hereto, (b)
                                                    --------------
     for any agreement of a Person acquired pursuant to (S)10.5.1 containing restrictions existing at the time of such acquisition and not put in place in anticipation of such acquisition and not applicable to any Person or property other than the Person or property so acquired, (c) leasing agreements as in effect on the Closing Date, (d) customary provisions restricting subletting or assignment of any lease or license entered into in the ordinary course of business, consistent with past practices, (e) for liens permitted pursuant to (S)10.2 hereof securing Indebtedness permitted by (S)10.1 hereof, and (f) any restrictions existing under any refinancing of Indebtedness as permitted by (S)10.1(h) hereof provided that such
                                                       --------
     restrictions are no more restrictive than those contained in the agreement(s) governing certain Indebtedness existing on the Closing Date (as referred to in clause (a) of this (S)10.14) as such agreements are in effect on the Closing Date, the Borrowers will not, nor will they permit any Non-Excluded Subsidiary to, enter into or become subject to any consensual agreement, contract or arrangement (other than the Credit Agreement, the other Loan Documents, the Subordinated Indenture, the 1995 Subordinated Indenture, and any agreement, contract, or arrangement with a minority shareholder of a Joint Venture Subsidiary which itself is not a Significant Subsidiary regarding the business affairs of only such Joint Venture Subsidiary) restricting the ability of any Non-Excluded Subsidiary of the Company to pay or make dividends or distributions in cash or kind, to make loans, advances or other payments of whatsoever nature or to make transfers or distributions of all or any part of its assets to the Company or to any other Borrower.

          10.15. Change in Nature of Business. Neither the Borrowers nor any of
                 ----------------------------
     their Subsidiaries will make any material change in or addition to the nature of its business as carried on at the date hereof, except to carry on Related Businesses.

          10.16. Charter Amendments. Neither the Borrowers nor any of their
                 ------------------
     Subsidiaries will amend or permit to be amended its certificate of incorporation or bylaws, or similar organizational documents, except in a manner which would not be reasonably likely to have any Material Adverse Effect; provided, however that neither the Borrowers nor
                              --------  -------
     any of their Non-Excluded Subsidiaries shall permit to be outstanding any "Disqualified Capital Stock" (as defined in the Subordinated Indenture) of any such Person.

          10.17. Accounting Changes. Neither the Borrowers nor any of their Non-
                 ------------------
     Excluded Subsidiaries will make any change in accounting policies or reporting practices, except as required by generally accepted accounting principles; provided, however, notwithstanding anything to the contrary
                 --------  -------
     contained herein, the Company will not make any change in accounting policies and practices in the determination of "EBIT" from those accounting policies and practices existing on the Closing Date.

          10.18. Senior Debt. The Company and its Subsidiaries will not (a) in
                 -----------
     any manner designate or permit to exist any other Indebtedness of the Company or any of its Subsidiaries as "Designated Senior Debt" (or any terms similar thereto or having a similar purpose or effect) for purposes of (and as defined in) the Subordinated Indenture or any other Subordinated Debt Documents, other than the Indebtedness arising under this Credit Agreement and the Guarantees, or (b) incur or permit to exist any "Senior Debt" or Indebtedness incurred pursuant to any "Credit Agreement" (or any terms similar thereto or having a similar purpose or effect) for purposes of (and as defined in) the Subordinated Indenture or any other Subordinated Debt Documents, other than the Indebtedness arising under this Credit Agreement and the Guarantees and the other Obligations.

          10.19.  Limitation on Issuance of Shares of Subsidiaries; Disposition
                  -------------------------------------------------------------
     of Shares and Indebtedness of Subsidiaries.
     ------------------------------------------

                  10.19.1.  Subsidiaries Issuing or Selling Capital Stock.
                            ---------------------------------------------
          Except with respect to Samsonite SpA (formerly known as Samsonite Italia, S.r.l.) of which forty percent (40%) of its capital stock is held by a third party, the Borrowers will not permit any of their respective Non-Excluded Subsidiaries to have outstanding, issue, sell or otherwise dispose of any shares of the capital stock or other equity interests of such Subsidiary, except (a) to the Company or a Non-Excluded Subsidiary, (b) to the extent permitted by the Subordinated Debt Documents that are then in effect, the issuance or sale of such equity interests in connection with the formation or capitalization, by way of Investments under (S)10.3(f) hereof, of a Non-Excluded Subsidiary which, at the time of such issuance or sale and after giving effect thereto, is a Joint Venture Subsidiary, (c) the sale of all (but not less than all) of the outstanding equity interests of any Non-Excluded Subsidiary in a single transaction or series of substantially contemporaneous transactions if the provisions of (S)10.5.2 hereof are complied with in connection therewith, (d) with respect to nominal amounts of shares of capital stock or other equity interests issued to corporate directors, executive officers or others for the purpose of qualifying corporate directors (or complying with requirement of multiple stockholders) under applicable law and (e) to the extent permitted by the Subordinated Debt Documents that are then in effect, the sale or issuance of minority interests by Joint Venture Subsidiaries to third parties in consideration of non-cash operating assets or services relating to the business of such Joint Venture Subsidiary, in connection with its formation or capitalization, provided, that such
                                                           --------
          entity is a Joint Venture Subsidiary at the time of such issuance or sale and after giving effect thereto.

          10.19.2. Disposition by Borrowers of Subsidiaries' Capital Stock. The
                   -------------------------------------------------------
          Borrowers will not sell, transfer or otherwise dispose of any shares of the capital stock or other equity interests of any of their respective Non-Excluded Subsidiaries or any Indebtedness of any of their respective Non-Excluded Subsidiaries, or permit any Non-Excluded Subsidiary to sell, transfer or otherwise dispose of any shares of the capital stock or other equity interests or any Indebtedness of any other Subsidiary, except (a) to the Company or a Non-Excluded Subsidiary, or (b) to the extent permitted by the Subordinated Debt Documents that are then in effect, the issuance or sale of such equity interests in connection with the formation or capitalization, by way of Investments under (S)10.3(f) hereof, of a Non-Excluded Subsidiary which, at the time of such issuance or sale and after giving effect thereto, is a Joint Venture Subsidiary, (c) the sale of all (but not less than all) of the outstanding equity interests of any Non-Excluded Subsidiary in a single transaction or series of substantially contemporaneous transactions if the provisions of (S)10.5.2 hereof are complied with in connection therewith, (d) with respect to nominal amounts of shares of capital stock or other equity interests issued to corporate directors or executive officers for the purpose of qualifying corporate directors (or complying with requirement of multiple stockholders) under applicable law and (e) to the extent permitted by the Subordinated Debt Documents that are then in effect, the sale or issuance of minority interests by Joint Venture Subsidiaries to third parties in consideration of non-cash operating assets or services relating to the business of such Joint Venture Subsidiary, in connection with its formation or capitalization, provided, that such entity is a Joint Venture Subsidiary at the time
          --------
          of such issuance or sale and after giving effect thereto.

          10.20. Limitations on Hedging Arrangements. The Borrowers will not,
                 -----------------------------------
     and will not permit any Non-Excluded Subsidiary to, enter into any interest rate hedging or risk protection arrangements, foreign exchange risk protection arrangements, or currency risk protection arrangements which are for speculative purposes or which are not effected in the ordinary course of business.

          10.21. Limitation on Transfer of Operating Assets. The Company will
                 ------------------------------------------
     not transfer Operating Assets to any of its Subsidiaries; provided that
                                                               --------
     notwithstanding the foregoing (but subject to the other provisions of this Credit Agreement), the Company may transfer (i) assets in the ordinary course of business and (ii) during any 12 consecutive months, assets (without regard to assets referred to in clause (i) above) having an aggregate book value of not more than $20,000,000. For purposes of this
     (S)10.21, any transfer of assets shall be deemed to be in the ordinary course of business if such transfer is consistent with the past practices of the Company or necessary or appropriate to operate the business of the Company and its Subsidiaries as an integrated enterprise based on sound business practices, and shall include, without limitation, transfers of tooling, molds, know-how, rights to patents, trademarks, tradenames, designs and other intellectual property.

          10.22. Preferred Stock Documents. The Borrowers will not, and will
                 -------------------------
     not permit any of their Subsidiaries to, amend, supplement or otherwise modify the terms of any of the 1998 Preferred Stock Documents or prepay, redeem, repurchase, or retire (or offer to prepay, redeem, repurchase or retire) any of the 1998 Preferred Stock.

          10.23. Use of Subordinated Indenture Debt Provisions. The Borrowers
                 ---------------------------------------------
     will not permit the applicable remaining available and unused amount of Indebtedness permitted to be incurred by the Borrowers (a) pursuant to clause (xi) of the definition of "Permitted Indebtedness" in the Subordinated Indenture (the general debt "basket") to be less than $15,000,000 at any time (after application of all previous incurrences of Indebtedness pursuant to such clause (xi)) or (b) pursuant to clause (xii) of the definition of "Permitted Indebtedness" in the Subordinated Indenture (the foreign debt "basket") to be less than $10,000,000 at any time (after application of all previous incurrences of Indebtedness pursuant to such clause (xii)).

          10.24. Ineligible Securities. No portion of the proceeds of any Loans
                 ---------------------
     shall be used, and no portion of any Letter of Credit or Foreign Letter of Credit shall be obtained, for the purpose of (i) knowingly purchasing, or providing credit support for the purchase of, Ineligible Securities from a
     Section 20 Subsidiary during any period in which such Section 20 Subsidiary makes a market in such Ineligible Securities, (ii) knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period, any Ineligible Securities being underwritten or privately placed by a Section 20 Subsidiary, or (iii) making, or providing credit support for the making of, payments of principal or interest on Ineligible Securities underwritten or privately placed by a Section 20 Subsidiary and issued by or for the benefit of any Borrower or any Affiliate of any Borrower.

          10.25  PBGC Letter. The Borrowers will not, and will not permit any of
                 -----------
     their Subsidiaries to, (a) amend, supplement or otherwise modify the terms of the PBGC Letter, except for changes which lessen, terminate or release rights of the PBGC or any obligations of the Company and its ERISA Affiliates, as to which changes the Company shall in any event be required to provide written notice in reasonable detail to the Administrative Agent concurrently therewith, (b) restate or replace the PBGC Letter, or (c) enter into any agreement which, when effective, would constitute a PBGC Letter unless such agreement is consistent in all respects with the terms of the PBGC Letter that was approved by the Administrative Agent prior to the Closing Date.

     11.  FINANCIAL COVENANTS OF THE BORROWERS.
          ------------------------------------

     Each of the Borrowers covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Foreign Unpaid Reimbursement Obligation, Letter of Credit, Foreign Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or any Issuing Bank or Foreign Issuing Bank has any obligation to issue, amend, extend or renew any Letters of Credit or Foreign Letters of Credit, as the case may be:

          11.1.  Senior Leverage Ratio. The Borrowers will not permit the Senior
                 ---------------------
     Leverage Ratio as determined for any Reference Period ending at any time during any period described in the table set forth below to be greater than the ratio set forth opposite such period in such table in which such Reference Period ends:

          @@

                    Period                                    Maximum Ratio
                    ------                                    -------------
          October 31, 1998 - January 30, 1999                   3.00:1.00
          January 31, 1999 - April 29, 1999                     2.85:1.00
          April 30, 1999 - July 30, 1999                        2.75:1.00
          July 31, 1999 - January 30, 2000                      2.65:1.00
          January 31, 2000 and thereafter                       2.50:1.00

@@

          11.2. Interest Coverage Ratio. The Borrowers will not permit the
                -----------------------
     Interest Coverage Ratio as determined for any Reference Period ending at any time during any period described in the table set forth below to be less than the ratio set forth opposite such period in such table in which such Reference Period ends:

          @@

                      Period                                    Minimum Ratio
                      ------                                    -------------
          October 31, 1998 - January 30, 1999                      1.50:1.00
          January 31, 1999 - April 29, 1999                        1.60:1.00
          April 30, 1999 - October 30, 1999                        1.75:1.00
          October 31, 1999 - July 30, 2000                         2:00:1.00
          July 31, 2000 - January 30, 2001                         2.25:1.00
          January 31, 2001 and thereafter                          2.50:1.00

@@

          11.3.  Capital Expenditures. The Borrowers will not make, or permit
                 --------------------
     any Non-Excluded Subsidiary of a Borrower to make, Capital Expenditures in any fiscal year of the Company ending on or after January 31, 1999 that exceed in the aggregate (for the Borrowers and all Non-Excluded Subsidiaries), $35,000,000; provided, however, that the foregoing
                                 --------  -------
     limitation on Capital Expenditures shall apply only with respect to each fiscal year in which the Leverage Ratio, as determined for any Reference Period ending as of the end of any fiscal quarter in such fiscal year, exceeds 3.50:1.00, and further provided, if during any such fiscal year the
                            ------- --------
     permitted $35,000,000 of Capital Expenditures is not so utilized, such unutilized amount (each being referred to as an "Unspent Amount") may be utilized in (but only in) the immediately subsequent fiscal year, and not thereafter; in any such subsequent fiscal year, actual Capital Expenditures made from time to time in such fiscal year shall be deemed to have been made first from (and to utilize) the applicable Unspent Amount carried over into such fiscal year from the immediately prior fiscal year, and then to have been made from (and to utilize) the $35,000,000 permitted by this (S)11.3; and in any event the applicable Unspent Amount to be carried over into any fiscal year shall not exceed $35,000,000.

     12.  CLOSING CONDITIONS.
          ------------------

     The obligations of the Lenders (including the Fronting Bank) to make the initial Revolving Credit Loans, Swing Line Loans, Revolving Multicurrency Loans and Multicurrency Swing Line Loans and the Term Loans and of any Issuing Bank or Foreign Issuing Bank to issue any initial Letters of Credit or Foreign Letters of Credit shall be subject to the satisfaction of the following conditions precedent on or before June 24, 1998:

          12.1.  Loan Documents.
                 --------------

                 12.1.1. Loan Documents. Each of the Loan Documents (including
                         --------------
          such Security Documents as shall then be required to be entered into on the Closing Date under (S)(S)7, 9.13, 9.15, and 9.24) shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders. Each Lender shall have received a fully executed copy of each such document.

                 12.1.2  Documents for Related Transactions. Each Lender shall
                         ----------------------------------
          have received copies of the documents evidencing the Related Transactions. The Subordinated Note Tender Offer Documents shall have resulted in the modification of the 1995 Subordinated Indenture in order to, among other things, effect the deletion in their entirety of those covenants contained in (S)(S)4.3, 4.5, 4.6, 4.7, 4.9-4.13, 4.15-
          4.20, and 4.22 of Article IV thereof, and to effect the modification of (S)(S)4.8, 4.21 and 5.1 thereof, in each case as provided in the Subordinated Note Tender Offer Documents. The Administrative Agent shall have received a copy of the fully-executed Supplemental Indenture relating to the 1995 Subordinated Indenture that is referred to in the Subordinated Note Tender Offer Documents.

                 12.1.3  Significant Contracts. Each Significant Contract not
                         ---------------------
          previously delivered to the Administrative Agent shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders. The Administrative Agent and the Lenders shall have received a fully executed copy of each such document.

          12.2.  Certified Copies of Charter Documents. Each of the Lenders
                 -------------------------------------
     shall have received from the Borrowers and each of their Non-Excluded Subsidiaries party to any of the Loan Documents (or whose capital stock is pledged as Collateral) a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of (a) its charter or other incorporation documents as in effect on such date of certification, and (b) its by-laws as in effect on such date.


          12.3.  Corporate Action. All corporate action necessary for the valid
                 ----------------
     execution, delivery and performance by the Borrowers and each of their Non-Excluded Subsidiaries of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Lenders shall have been provided to each of the Lenders.

          12.4.  Incumbency Certificate. Each of the Lenders shall have received
                 ----------------------
     from the Borrowers and each of their Non-Excluded Subsidiaries party to any of the Loan Documents (or whose capital stock is pledged as Collateral) an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of the Borrowers or such Non-Excluded Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of each of such Borrowers of such Non-Excluded Subsidiary, each of the Loan Documents, and any amendment, consent or waiver with respect thereto, to which such Borrower or such Non-Excluded Subsidiary is or is to become a party; (b) in the case of (i) the Company, to make Loan Requests, Notices of Swing Line Borrowings, Conversion Requests and to apply for Letters of Credit and (ii) Samsonite Europe, to make Revolving Multicurrency Loan Requests, Notices of Multicurrency Swing Line Borrowings, Conversion Requests and to apply for Foreign Letters of Credit; and (c) to give notices and to take other action on its behalf under the Loan Documents.

          12.5. Validity of Liens. Except as otherwise expressly provided
                -----------------
     herein, and to the extent required by (S)(S)7, 9.13, 9.15, and 9.24 hereof, the Security Documents shall be effective to create in favor of the Administrative Agent and the Lenders a legal, valid and enforceable first priority (except for Permitted Liens entitled to priority under applicable law, and, where applicable, except for the PBGC Ratable Lien but only to the extent required by the PBGC Letter) perfected security interest in and lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Administrative Agent to perfect, protect and preserve such security interests shall have been duly effected or there shall have been made arrangements for the same which are satisfactory to the Administrative Agent. The Administrative Agent shall have received evidence thereof in form and substance satisfactory to the Administrative Agent.

          12.6.  UCC Search Results. The Administrative Agent shall have
                 ------------------
     received the results of Uniform Commercial Code ("UCC"), PTO, title searches and other applicable lien searches indicating no liens other than Permitted Liens, or as described on Schedule 8.13 hereto.
                                              -------------

          12.7.  Solvency Opinion. Each of the Lenders shall have received a
                 ----------------
     copy of an opinion letter from Valuation Research, on which the Lenders shall be entitled to rely, dated as of the Closing Date, as to the Solvency of the Company, and the Solvency of the Company and its Subsidiaries, taken as a whole, following the consummation of the transactions contemplated herein, including, without limitation, the Recapitalization and the other Related Transactions, and in form and substance satisfactory to the Lenders.

          12.8.  Pro Forma Balance Sheet. The Borrowers shall have delivered to
                 -----------------------
     each of the Lenders a pro forma balance sheet of the Company as of the end
                           ---------
     of the most recent month for which the Company's books have been closed prior to the Closing Date, in form and substance satisfactory to the Lenders, which pro forma balance sheet shall have been adjusted to give
                    ---------
     proper pro forma effect to the Loans to be made hereunder on the Closing
            ---------
     Date, the repayment of any Indebtedness with the proceeds of such Loans, and the consummation of the Related Transactions to be effected on the Closing Date.

          12.9.  Opinion of Counsel. Each of the Lenders and the Agents shall
                 ------------------
     have received a favorable legal opinion addressed to the Lenders and the Agents, dated as of the Closing Date, each in form and substance satisfactory to the Lenders and the Administrative Agent, from:

                 (a) Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Company and its Subsidiaries and from Indiana special counsel to certain of the Obligors satisfactory to the Administrative Agent;

                 (b) Fernand Keuleneer, Esq., as to Samsonite Europe, this Credit Agreement, and the Belgian Pledge Agreement; and

                 (c) local counsel opinions with respect to matters involving the laws of Canada, Mexico, and any other relevant foreign jurisdictions, as to the other Foreign Pledge Agreements.

          12.10. Payment of Fees. The Borrowers shall have paid to the
                 ---------------
     applicable Persons the fees provided for in (S)6.1, and all fees, costs, and expenses as set forth in (S)17 hereof (including, without limitation, all accrued and unpaid legal fees and disbursements).

          12.11. Payout Letter. The Administrative Agent shall have received a
                 -------------
     payout letter from each "Lender" or from the

     "Administrative Agent" under (and as each such term is defined in) the Prior Credit Agreement, in form and substance satisfactory to the Administrative Agent hereunder, indicating the amount of the loan and other obligations under the Prior Credit Agreement to be discharged on the Closing Date.

          12.12. Closing of Related Transactions. The Related Transactions shall
                 -------------------------------
     be duly consummated on the Closing Date (or, in the case of the funding of the Equity Tender Offer, arrangements with respect thereto satisfactory to the Administrative Agent shall have been effected on the Closing Date). Each of the documents evidencing, governing or pursuant to which there is incurred or assumed any obligations or liability for the 1998 Subordinated Debt or the 1998 Preferred Stock shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance consistent in all material respects with the terms thereof delivered to the Lead Agents prior to the Closing Date. The Administrative Agent shall have received appropriate evidence that all of the closing conditions in the Subordinated Debt Documents for the issuance and sale of the Subordinated Notes and all of the documents evidencing or governing 1998 Preferred Stock have been satisfied without recourse to any provision permitting the waiver by any party thereto of any condition, obligation, covenant or other requirement, and that the Company has received the proceeds of the issuance and sale of such Subordinated Notes and 1998 Preferred Stock in amounts of $350,000,000 and $175,000,000, respectively, less reasonable underwriting discounts and related fees and expenses.

          12.13. Disbursement Instructions. The Administrative Agent shall have
                 -------------------------
     received disbursement instructions from the Borrowers, indicating that a portion of the proceeds of the initial Loans, in an amount equal to the aggregate obligations of the Borrowers pursuant to the Prior Credit Agreement, are to be paid to the lenders thereunder and providing for the full funding of the Subordinated Note Tender Offer.

          12.14. Consents and Approvals. The Administrative Agent shall have
                 ----------------------
     received evidence that there shall have been obtained and shall be in full force and effect all consents and approvals necessary to complete the transactions contemplated hereby.

          12.15. Foreign Subsidiary Indebtedness. The terms and conditions of
                 -------------------------------
     any Indebtedness of any of the Company's Foreign Subsidiaries which is permitted pursuant to (S)10.1 hereof shall be acceptable to the Administrative Agent, and any and all liens, security interests and encumbrances previously granted to the lenders thereof securing such Indebtedness (except to the extent expressly permitted by this Credit Agreement) shall have, as of the Closing Date, been terminated.

          12.16. E-II Bankruptcy Matters. The Administrative Agent and the
                 -----------------------
     Lenders shall be satisfied that arrangements satisfactory to the Administrative Agent and the Lenders have been made with respect to (a) any residual funding obligations relating to the E-II Settlement Trust and (b) any other residual obligations in respect of periods prior to, or matters left unresolved by, the Reorganization.

          12.17. Delivery of Financial Information. The Administrative Agent has
                 ---------------------------------
     received the financial statements, projections and other information referred to in (S)8.4 hereof, and the same shall be satisfactory to the Administrative Agent and the Lenders in form and substance.

          12.18. Senior Debt Assurances. The Administrative Agent shall have
                 ----------------------
     received such other certificates, opinions, and letters or agreements that the Administrative Agent deems necessary to provide the Administrative Agent and the Lenders with appropriate evidence and assurances that the Obligations hereunder are "Senior Debt" and "Designated Senior Debt" under the Subordinated Indenture and that this Credit Agreement is considered the "Original Credit Agreement" and a "Credit Agreement" for purposes of the Subordinated Indenture.

          12.19. [Intentionally Deleted.]

          12.20. Belgian Shareholder Approval. The Administrative Agent shall
                 ----------------------------
     have received evidence satisfactory to the Administrative Agent that (a) as to certain provisions of (S)10 and (S)14 hereof, Samsonite Europe has complied with the approval procedures of Article 17bis of the Belgian Law of March 2, 1989 (on the publicity of major holdings in listed companies and on the regulation of public take-over bids) regarding the decision by the general meeting of shareholders pursuant to a resolution duly filed with the Commercial Court, and (b) Samsonite Europe has obtained all necessary or appropriate shareholder and other corporate approvals in connection with the Belgian Pledge Agreement.

          12.21. Transfer of Subsidiaries. The stock purchase transaction
                 ------------------------
     referred to in (S)8.17(e) shall have been completed prior to the Closing Date, and the Administrative Agent shall have received such information with respect thereto, and copies of such documentation evidencing or relating to such transactions, as the Administrative Agent shall have reasonably requestesd.

          12.22. [Intentionally Deleted.]

          12.23. PBGC Letter. The Company shall have entered into the PBGC
                 -----------
     Letter, which PBGC Letter shall be substantially in the form delivered to the Lead Agents prior to the Closing Date.

     13.  CONDITIONS TO ALL BORROWINGS.
          ----------------------------

     The obligations of the Lenders to make any Loan, including the Revolving Credit Loans, Swing Line Loans, Multicurrency Swing Line Loans, Revolving Multicurrency Loans and the Term Loans, and of any Issuing Bank or Foreign Issuing Bank to issue, amend, extend or renew any Letter of Credit or Foreign Letter of Credit, as the case may be, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

          13.1 Representations True; No Event of Default. Each of the
               -------------------- --------------------
     representations and warranties of any of the Borrowers and their Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true in all material respects as of the date as of which they were made and shall also be true in all material respects at and as of the time of the making of such Loan or the issuance, amendment, extension or renewal of such Letter of Credit or Foreign Letter of Credit, as the case may be, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing. The Administrative Agent shall have received a certificate of the Borrowers signed by an authorized officer of each of the Borrowers to such effect.

          13.2. No Legal Impediment. No change shall have occurred in any law or
                -------------------
     regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or Foreign Letter of Credit, as the case may be, or in the reasonable opinion of the Issuing Bank or the Foreign Issuing Bank, as the case may be, would make it illegal for the Issuing Bank or Foreign Issuing Bank, as the case may be, to issue, amend, extend or renew such Letter of Credit or Foreign Letter of Credit, as the case may be.

          13.3. Governmental Regulation. Each Lender shall have received such
                -----------------------
     statements in substance and form reasonably satisfactory to such Lender as such Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

          13.4. Proceedings and Documents. All proceedings in connection with
                -------------------------
     the transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Lenders, the Administrative Agent and the Administrative Agent's Special Counsel, and the Lenders, the Administrative Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

     14.  EVENTS OF DEFAULT; ACCELERATION; ETC.
          ----------------- ------------- ----

          14.1. Events of Default and Acceleration. If any of the following
                ----------------------------------
     events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall have occurred and be continuing:

                (a) any of the Borrowers or any of their applicable Subsidiaries shall fail to pay any principal of the Loans, any Reimbursement Obligation or any Foreign Reimbursement Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment or otherwise;

                (b) any of the Borrowers or any of their applicable Subsidiaries shall fail to pay any interest on the Loans, the Commitment Fees, any Letter of Credit Fee, any Foreign Letter of Credit Fee, the Agent's Fee, the Fronting Fees, or other sums due hereunder or under any of the other Loan Documents within three (3) Business Days after the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment or otherwise;

                (c) the Borrowers shall fail to comply with any of its covenants contained in (S)(S)9.2, 9.3, 9.4(j), 9.5.1, 9.5.3-9.5.6,
          9.5.10, 9.5.11, the first sentence of 9.6, 9.7, 9.9-9.29, 10, 11, or
          20.10. In determining whether an event has occurred or will occur which would result in the violation of the covenant set forth in
          (S)11.2 hereof as of the applicable fiscal quarter end date set forth in such covenant, the Lenders and the Agent may rely upon either the Borrowers having stated in writing or having announced publicly that such an event has occurred or will occur (including an announcement in the form of a press release or a statement in a report filed with the Securities and Exchange Commission), or the applicable financial statements and/or Compliance Certificate in respect of such fiscal period reflecting such event;

                (d) the Borrowers or any of their Subsidiaries shall fail to perform any applicable term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this (S)14.1) for fifteen (15) days after written notice of such failure has been given to the Borrowers by the Administrative Agent;

                (e) any representation or warranty of the Borrowers or any of their Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

                (f) the Obligors or any of their Non-Excluded Subsidiaries shall fail to pay when due, or within any applicable period of grace, any obligation for borrowed money or credit received, or in respect of any Capitalized Leases, in an amount in excess of $1,000,000, or any Subordinated Debt; or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received, or in respect of any Capitalized Leases, in an amount in excess of $1,000,000, or any Subordinated Debt, for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

                (g) any of the Obligors, the Significant Domestic Subsidiaries, the Significant Foreign Subsidiaries, the Significant Subsidiaries (as defined in the Subordinated Indenture or in any other Subordinated Debt Documents that are then in effect, including the "Significant Restricted Subsidiaries", as such term is used and defined in the Subordinated Indenture), or any Subsidiary the stock of which is pledged under the Security Documents (whether all, or a portion, of such capital stock is so pledged) (collectively, the "Applicable Entities", and individually, an "Applicable Entity") shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of any of the Applicable Entities or of any substantial part of the assets of any of the Applicable Entities or shall commence any case or other proceeding relating to any of the Applicable Entities under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing; or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against any of the Applicable Entities indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within forty-five (45) days following the filing thereof;

                (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating any of the Applicable Entities bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any of the Applicable Entities in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

                (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, whether or not consecutive, any final judgment against any of the Applicable Entities that, with other outstanding final judgments, undischarged, against the Applicable Entities exceeds in the aggregate $1,000,000;

                (j) the holders of all or any part of the Subordinated Debt shall accelerate the maturity of all or any part of the Subordinated Debt; or any of the Subordinated Debt or the 1998 Preferred Stock shall be (or shall be required at such time to be) prepaid, redeemed, repurchased, or retired in whole or in part, except as otherwise expressly permitted (with respect to certain purchases of remaining 1995 Subordinated Notes) pursuant to (S)10.8 hereof; or the Company or any of its Subsidiaries shall be or become required under the Subordinated Debt Documents, the 1998 Preferred Stock Documents, or otherwise to prepay, redeem, repurchase or retire (or shall be or become required thereunder or otherwise to offer to prepay, redeem, repurchase or retire) all or any part of the Subordinated Debt or the 1998 Preferred Stock;

                (k) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded or the Administrative Agent's security interests, mortgages or liens in a substantial portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lenders, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of any of the Borrowers or any of their Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

                (l) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred subsequent to the date hereof, and the Majority Lenders shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of any of the Borrowers or any of their Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $1,000,000 and such event in the circumstances so occurring then reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer any Guaranteed Pension Plan; or the PBGC shall have instituted proceedings to terminate any Guaranteed Pension Plan; or any of the Borrowers or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan, requiring aggregate annual payments exceeding $500,000 per year in respect thereof;

                (m) any of the Applicable Entities shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order shall continue in effect for more than thirty (30) days;

                (n) there shall occur any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility or location of any of the Applicable Entities but only if such event or circumstance is not covered by business interruption insurance, and which would have a Material Adverse Effect;

                (o) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any of the Applicable Entities if such loss, suspension, revocation or failure to renew would have a Material Adverse Effect;

                (p) any of the Applicable Entities shall be indicted for a state or federal crime, or any civil or criminal action shall otherwise have been brought or threatened against any of the Applicable Entities, a punishment for which in any such case could include the forfeiture of any assets of such Applicable Entity having a fair market value sufficient to constitute a Material Adverse Effect;

                (q)  any one or more of the agreements referred to in clauses
          (a) and (b) of (S)8.16.6 shall have been terminated, whether by its or their terms or by notice given thereunder pursuant to its or their terms, without substitution therefor of an agreement or agreements reasonably expected to forestall any termination of the Single Employer Plans covered by such specified agreements;

                (r) (i) during any period of up to twenty-four (24) consecutive months, individuals who, at the beginning of such twenty-four (24) month period were directors of the Company shall cease, for any reason, to constitute a majority of the board of directors of the Company (except to the extent that individuals who at the beginning of such twenty-four (24) month period were replaced by individuals (x) elected by a majority of the remaining members of the board of directors of the Company or (y) nominated for election by a majority of the remaining members of the board of directors of the Company and thereafter elected as directors by shareholders of the Company); or
          (ii) a Change of Control (as defined in the Subordinated Indenture), or a "change of control" or similar event as described in any other Subordinated Debt Documents, or in the 1998 Preferred Stock Documents, shall have occurred; or (iii) Samsonite Europe shall fail to be a direct, Wholly-Owned Subsidiary of the Company (except for matters referred to in (S)10.19.1(d) hereof);

                (s)  any default similar to those set forth in (S)14.1(f), (g),
          (h) or (i) shall occur with respect to an Excluded Subsidiary, the result of which would cause any obligation or arrangement or commitment of the Borrower or any Non-Excluded Subsidiary described in clauses (h) or (i) of the definition of Indebtedness (with respect to Indebtedness exceeding $1,000,000 in principal amount) to become due or matured;

     then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Majority Lenders shall, by notice in writing to the Borrowers declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations and

     Foreign Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; provided that in the event of any Event of Default specified in
                --------
     (S)(S)14.1(g), 14.1(h) or 14.1(j) (other than solely pursuant to the 1995 Subordinated Indenture), all such amounts shall become immediately due and payable automatically and without any requirement of notice from any of the Agents or any Lender.

          14.2. Termination of Commitments. If any one or more of the Events of
                --------------------------
     Default specified in (S)14.1(g), (S)14.1(h) or (S)14.1(j) (other than solely pursuant to the 1995 Subordinated Indenture) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Lenders shall be relieved of all further obligations to make Loans to the Borrowers and the Issuing Bank and the Foreign Issuing Bank shall be relieved of all further obligations to issue, amend, extend or renew Letters of Credit and Foreign Letters of Credit. If any other Event of Default shall have occurred and be continuing, or if on any Drawdown Date or other date for issuing, extending or renewing any Letter of Credit or Foreign Letter of Credit the conditions precedent to the making of the Loans to be made on such Drawdown Date or (as the case may be) to issuing, amending, extending or renewing such Letter of Credit or such Foreign Letter of Credit, as the case may be, on such other date are not satisfied, the Administrative Agent may and, upon the request of the Majority Revolving Lenders, shall, by notice to the Borrowers, terminate the unused portion of the credit facilities provided hereunder, and upon such notice being given such unused portion of the credit facilities provided hereunder shall terminate immediately and each of the Lenders shall be relieved of all further obligations to make Loans and the Issuing Bank and the Foreign Issuing Bank shall be relieved of all further obligations to issue, amend, extend or renew Letters of Credit and Foreign Letters of Credit. No termination of the credit hereunder shall relieve the Borrowers or any of their Subsidiaries of any of the Obligations.

          14.3. Remedies. In case any one or more of the Events of Default shall
                --------
     have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to (S)14.1, each Lender, if owed any amount with respect to the Loans or the Reimbursement Obligations or the Foreign Reimbursement Obligations, may, with the consent of the Majority Lenders but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Lender are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have
         -- -----
     become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Lender. No remedy herein conferred upon any Lender or the Administrative Agent or the holder of any Note or purchaser of any Letter of Credit Participation or Foreign Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

          14.4. Exchange Rate. If, for the purpose of obtaining judgment in any
                -------------
     court or obtaining an order enforcing a judgment, it becomes necessary for any Lender to convert any amount due to such Lender under this Credit Agreement in Dollars or in any other currency (hereinafter in this (S)14.4 called the "first currency") into any other currency (hereinafter in this
     (S)14.4 called the "second currency"), then the conversion shall be made at such Lender's spot rate of exchange for buying the first currency with the second currency prevailing at such Lender's close of business on the Business Day next preceding the day on which the judgment is given or (as the case may be) the order is made. Any payment made to any Lender pursuant to this Credit Agreement in the second currency shall constitute a discharge of the obligations of the respective Borrower to pay to such Lender any amount originally due to such Lender in the first currency under this Credit Agreement only to the extent of the amount of the first currency which such Lender is able, on the date of the actual receipt by it of such payment in any second currency, to purchase, in accordance with such Lender's normal banking procedures, with the amount of such second currency so received. If the amount of the first currency falls short of the amount originally due to such Lender in the first currency under this Credit Agreement, the Borrowers hereby agree that they will indemnify such Lender against and save such Lender harmless from any shortfall so arising. This indemnity shall const1itute an obligation of such Borrower separate and independent from the other obligations contained in this Credit Agreement, shall give rise to a separate and independent cause of action and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due to such Lender under this Credit Agreement or under any such judgment or order. Any such shortfall shall be deemed to constitute a loss suffered by such Lender and the Borrowers shall not be entitled to require any proof or evidence of any actual loss. The covenant contained in this (S)14.4 shall survive the payment in full of all of the other obligations of the Borrowers under this Credit Agreement.

          14.5. Distribution of Collateral Proceeds. In the event that following
                -----------------------------------
     the occurrence or during the continuance of any Default or Event of Default, any of the Agents or any Lender, as the case may be, receives any monies in connection with the enforcement of any the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows (subject to the provisions of the Collateral Agency Agreements with respect to the PBGC Ratable Lien, which may be applicable in certain circumstances expressly set forth therein):

               (a) First, to the payment of, or (as the case may be) the reimbursement of the Administrative Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Administrative Agent in connection with the collection of such monies by the Administrative Agent, for the exercise, protection or enforcement by the Administrative Agent of all or any of the rights, remedies, powers and privileges of the Administrative Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Administrative Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Administrative Agent to such monies;

               (b) Second, to all other Obligations in such order or preference as the Majority Lenders may determine; provided, however, that (i)
                                                 --------  -------
          distributions in respect of such Obligations shall be made pari passu
                                                                     ---- -----
          among Obligations with respect to the fees and compensation payable to the Agents pursuant to (S)6.1 and all other Obligations, and (ii) distributions in respect of Obligations owing to the Lenders with respect to each type of Obligation such as interest, principal, fees and expenses, shall be made among the Lenders pro rata; and provided,
                                                        --- ----      --------
          further, that the Administrative Agent may in its discretion make
          -------
          proper allowance to take into account any Obligations not then due and payable;

               (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Lenders and the Agents of all of the Obligations, to the payment of any obligations required to be paid pursuant to (S)9-504(1)(c) of the Uniform Commercial Code of the State of New York; and

               (d) Fourth, the excess, if any, shall be returned to the Borrowers or to such other Persons as are entitled thereto.

     15.  SETOFF.
          ------

     Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Lenders to any of the Borrowers and any securities or other property of any of the Borrowers in the possession of such Lender may be applied to or set off by such Lender against the payment of Obligations. Each of the Lenders agrees with each other Lender that (a) if an amount to be set off is to be (or is ever) applied to Indebtedness of any of the Borrowers to such Lender, other than Indebtedness evidenced by the Notes held by such Lender, or Loan Accounts maintained by any Lender or the Fronting Bank or constituting Reimbursement Obligations or Foreign Reimbursement Obligations, as the case may be, owed to such Lender, such amount shall be applied first to the Indebtedness evidenced by all such Notes or Loan Accounts held by such Lender or constituting Reimbursement Obligations or Foreign Reimbursement Obligations owed to such Lender, and (b) if such Lender shall receive from any of the Borrowers, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by, or Loan Accounts maintained by or constituting Reimbursement Obligations or Foreign Reimbursement Obligations, as the case may be, owed to, such Lender by proceedings against such Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Loan Accounts maintained by or Reimbursement Obligations or Foreign Reimbursement Obligations, as the case may be, owed to, such Lender any amount in excess of its applicable ratable portion of the payments received by all of the Lenders with respect to the Notes held by, or Loan Accounts maintained by and Reimbursement Obligations or Foreign Reimbursement Obligations, as the case may be, owed to, all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as
                 --- -----
shall result in each Lender receiving in respect of the Notes held by it or Loan Accounts maintained by it or Reimbursement Obligations or Foreign Reimbursement Obligations, as the case may be, owed it, its applicable proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of
                                          --------
such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

      THE ADMINISTRATIVE AGENT, THE FOREIGN AGENT AND THE SYNDICATION AGENT.
      ---------------------------------------------------------------------

          16.1. Appointment and Authorization; "Agent". Each Lender hereby
                -------------------------------------
     irrevocably (subject to (S)16.9) appoints and designates the Agents, and authorizes the Agents to take such action on its behalf under the provisions of this Credit Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to them by the terms of this Credit Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Credit Agreement or in any other Loan Document, the Agents shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agents have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any other Loan Document or otherwise exist against the Agents. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Credit Agreement with reference to the Agents is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

          16.2. Delegation of Duties. The Agents may execute any of their duties
                --------------------
     under this Credit Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agents shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that any of them selects with reasonable care.

          16.3. Liability of Agent. None of the Agent-Related Persons shall (i)
                ------------------
     be liable for any action taken or omitted to be taken by any of them under or in connection with this Credit Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrowers or any Subsidiary or Affiliate of the Borrowers, or any officer thereof, contained in this Credit Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Credit Agreement or any other Loan Document, or for the value of or title to any Collateral, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Credit Agreement or any other Loan Document, or for any failure of the Borrowers or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Credit Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrowers or any of the Borrowers' Subsidiaries or Affiliates.

          16.4. Reliance by Agent.
                -----------------

               (a) Each of the Agents shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrowers), independent accountants and other experts selected by the Agents. Each of the Agents shall be fully justified in failing or refusing to take any action under this Credit Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders (or, if the action requires the consent of all Lenders pursuant to (S)27 hereof, the advice or concurrence of all Lenders) as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agents shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement or any other Loan Document in accordance with a request or consent of the Majority Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

               (b) For purposes of determining compliance with the conditions specified in (S)12, each Lender that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agents to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

          16.5. Notice of Default. None of the Agents shall be deemed to have
                -----------------
     knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to such Agent for the account of the Lenders, unless such Agent shall have received written notice from a Lender or the Borrowers referring to this Credit Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Lenders in accordance with (S)14; provided, however, that unless and until
                                       --------  -------
     the Administrative Agent has received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

          16.6. Credit Decision. Each Lender acknowledges that none of the
                ---------------
Agent-Related Persons has made any representation or warranty to it, and that no act by the Agents hereinafter taken, including any review of the affairs of the Borrowers and their Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers and their Subsidiaries, the value of and title to any Collateral, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Credit Agreement and to extend credit to the Borrowers hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agents, the Agents shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrowers which may come into the possession of any of the Agent-Related Persons.

          16.7. Indemnification of Agents. Whether or not the transactions
                -------------------------
     contemplated hereby are consummated, each of the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so), from and against such Lender's Total Percentage of any and all Indemnified Liabilities; provided, however, that no Lender shall be
                                      --------  -------
     liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agents upon demand for its Total Percentage of any costs or out-of-pocket expenses (including Attorney Costs) incurred by any Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Credit Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent that incurred such costs and expenses is not reimbursed for such costs and expenses by or on behalf of the Borrowers. The undertaking in this (S)16.7 shall survive the payment of all Obligations hereunder and the resignation or replacement of any or all of the Agents.

          16.8. Agents in Individual Capacity. Any of the Agents may make loans
                -----------------------------
     to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrowers and their Subsidiaries and Affiliates as though the Agents were not Agents hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, the Agents or their Affiliates may receive information regarding the Borrowers or their Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrowers ) and acknowledge that the Agents shall be under no obligation to provide such information to them. With respect to their Loans, the Agents shall have the same rights and powers under this Credit Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" include the Agents in its and their individual capacities, as applicable.

          16.9. Successor Agents. The Agents may, and at the request of the
                ----------------
     Majority Lenders shall, resign as Agents upon 30 days' notice to the Lenders. If an Agent resigns under this Credit Agreement, the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrowers. If no successor agent is appointed prior to the effective date of the resignation of such Agent, the retiring Agent may appoint, after consulting with the Lenders and the Borrowers, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent, the term "Agent" shall include such successor agent, and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article 16 and shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Credit Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of such Agent hereunder until such time, if any, as the Majority Lenders appoint a successor agent as provided for above.

          16.10. Collateral Matters.
                 ------------------

               (a) The Administrative Agent is authorized on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Security Documents which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Security Documents. Without limitation of the generality of the foregoing, the Administrative Agent, in its capacity as Collateral Agent, is hereby authorized to enter into the Collateral Agency Agreements in connection with the arrangements with the PBGC Ratable Lien as to certain Collateral (to the extent required by the PBGC Letter).

               (b) The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any lien granted to or held by the Administrative Agent upon any Collateral (i) upon termination of the Commitments and payment in full of all Loans and all other Obligations (as and to the extent further described in (S)29 hereof) known to the Administrative Agent and payable under this Credit Agreement or any other Loan Document; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder, including the circumstances described in (S)29 hereof; (iii) constituting property in which the Borrowers or any Subsidiary owned no interest at the time the lien was granted or at any time thereafter; (iv) constituting property leased to the Borrowers or any Subsidiary under a lease which has expired or been terminated in a transaction permitted under this Credit Agreement or is about to expire and which has not been, and is not intended by the Borrowers or such Subsidiary to be, renewed or extended; (v) consisting of an instrument evidencing Indebtedness or other debt instrument, if the indebtedness evidenced thereby has been paid in full; or (vi) if approved, authorized or ratified in writing by the Majority Lenders or all the Lenders, as the case may be, as provided herein. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent's authority to release particular types or items of Collateral pursuant to this
          (S)16.10(b), provided that the absence of any such confirmation for
                       --------
          whatever reason shall not affect the Administrative Agent's rights under this (S)16.10.

               (c) In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Administrative Agent shall, if (a) so requested by the Majority Lenders and (b) the Lenders have provided to the

          Administrative Agent such additional indemnities and assurances against expenses and liabilities as the Administrative Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Majority Lenders may direct the Administrative Agent in writing as to the method and the extent of any such sale or other disposition, the Lenders hereby agreeing to indemnify and hold the Administrative Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Administrative Agent need not comply with any such direction to the extent that the Administrative Agent reasonably believes the Administrative Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

               (d) As an independent contractor empowered by the Lenders to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Administrative Agent is nevertheless a "representative" of the Lenders, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Lenders and the Agents with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Administrative Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Lenders and the Agents. For the avoidance of doubt, it is hereby understood and agreed by all parties hereto that subject to the other terms of this Credit Agreement, the Administrative Agent is also empowered to act in the name of and for the account of each of the Lenders where it is, under applicable law, necessary or advisable for the purpose of creating, filing, recording, registering or otherwise perfecting the security interest granted in any Collateral or the guarantees contemplated by the Loan Documents for the benefit of the Lenders.

          16.11. Delinquent Lenders. Notwithstanding anything to the contrary
                 ------------------
     contained in this Credit Agreement or any of the other Loan Documents, any Lender that fails (a) to make available to the Administrative Agent or, in the case of a Foreign Letter of Credit, the

     Foreign Agent, its applicable required pro rata share (if any) of any Loan
                                            --- ----
     or to purchase its applicable required amount (if any) of any Letter of Credit Participation or Foreign Letter of Credit Participation, as the case may be, (b) to make payment on the due date therefor of any amount due to the Fronting Bank under (S)6.11.2, or (c) to comply with the provisions of
     (S)15 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata (based on all applicable
                                              --- ----
     outstanding Loans, Unpaid Reimbursement Obligations and Foreign Unpaid Reimbursement Obligations) share of such payments due and payable to all of the Lenders, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Lender") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrowers, whether on account of outstanding Loans, Unpaid Reimbursement Obligations, Foreign Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective applicable pro rata shares of all outstanding Loans, Unpaid
                           --- ----
     Reimbursement Obligations and Foreign Unpaid Reimbursement Obligations so affected by such delinquency. The Delinquent Lender hereby authorizes the Administrative Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective applicable pro rata shares of all
                                                          --- ----
     applicable outstanding Loans, Unpaid Reimbursement Obligations and Foreign Unpaid Reimbursement Obligations. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans, Unpaid Reimbursement Obligations and Foreign Unpaid Reimbursement Obligations of the nondelinquent Lenders (so affected by such delinquency), the applicable Lenders' respective pro rata shares of all applicable outstanding Loans,
                         --- ----
     Unpaid Reimbursement Obligations and Foreign Unpaid Reimbursement Obligations so affected by such delinquency have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency. The Administrative Agent, on behalf of the Lenders, shall provide written notice (via registered mail) to Samsonite Europe upon the occurrence of any Lender becoming a Delinquent Lender hereunder and the possible assignment of such Lender's right to receive payments hereunder to the other Lenders.

          16.12. Holders of Notes. The Agents may deem and treat the payee of
                 ----------------
     any Note, the holder of any Loan Account, or the purchaser of any Letter of Credit Participation or Foreign Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

          16.13. No Rights or Duties of Documentation Agent. The Documentation
                 ------------------------------------------
     Agent, as such, shall have no rights and no duties or responsibilities to the other Agents, the Borrowers, the Guarantors, or any of the Lenders hereunder.

          16.14. Payments to Agent; Distribution of Funds by Agent.
                 -------------------------------------------------

                 (a) A payment by any of the Borrowers to any Agent hereunder or under any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender. Each Agent agrees promptly to distribute to each Lender such Lender's applicable pro rata share
                                                                --------
          (based on each Lender's applicable portion (if any) of the related Loans, Unpaid Reimbursement Obligations and Foreign Unpaid Reimbursement Obligations) of payments received by such Agent for the ratable account of the Lenders except as otherwise expressly provided herein or in any of the other Loan Documents.

                 (b) If in the opinion of such Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by such Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to such Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

     17.  EXPENSES.
          --------

     The Company agrees to pay (a) the reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Agents or any of the Lenders (other than taxes based upon any Agent's or any Lender's net income) on or with respect to the transactions contemplated by this Credit Agreement (the Borrowers hereby agreeing to indemnify the Agents and each Lender with respect thereto), (c) the reasonable fees, expenses and disbursements of the Administrative Agent's Special Counsel, or any special or local counsel of any of the Agents incurred in connection with the preparation, negotiation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (d) the reasonable out-of-pocket fees, expenses and disbursements of the Agents in connection with the preparation, negotiation, administration or interpretation of the Loan Documents and other instruments mentioned herein, (e) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Lender or the Agents, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Lender or any Agent in connection with (i) the enforcement of or preservation of rights or remedies under any of the Loan Documents against any of the Borrowers or any of their Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and
(ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender's or any Agent's relationship with any of the Borrowers or any of their Subsidiaries, (f) all reasonable fees, expenses and disbursements of any Lender or any Agent incurred in connection with UCC, PTO, title and any other applicable filings or recordings with respect to any Security Documents or Collateral, and (g) all reasonable fees, expenses and disbursements of the Agents (and their affiliates) associated with any syndication of the Loans, and any Additional Commitment Amounts pursuant to
(S)20.12. The covenants of this (S)17 shall survive payment or satisfaction of all other Obligations.

     18.  INDEMNIFICATION.
          ---------------

     The Borrowers agree to indemnify and hold harmless the Agent-Related Persons and the Lenders from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages, expenses and any and all Indemnified Liabilities of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the Related Transactions or the other transactions contemplated hereby including, without limitation, (a) any actual or proposed use by any of the Borrowers or any of their Subsidiaries of the proceeds of any of the Loans or Letters of Credit or Foreign Letters of Credit, (b) the Borrowers or any of their Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents or (c) with respect to any of the Borrowers and their Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding, and any and all other Attorney Costs, except to the extent that any of the foregoing are directly caused by the gross negligence or willful misconduct of the applicable, otherwise indemnified party. In litigation, or the preparation therefor, the Lenders and the Agents shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrowers agree to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrowers under this (S)18 are unenforceable for any reason, each of the Borrowers hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this (S)18 shall survive payment or satisfaction in full of all other Obligations.

     19.  SURVIVAL OF COVENANTS, ETC.
          --------------------------

     All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of any of the Borrowers or any of their Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Lenders and the Agents, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Loans and the issuance, extension or renewal of any Letters of Credit or Foreign Letters of Credit, as the case may be, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit, Foreign Letter of Credit or any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Loans or the Issuing Bank or the Foreign Issuing Bank has any obligation to issue, extend, amend, or renew any Letter of Credit or Foreign Letter of Credit, as the case may be, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Lender or any of the Agents at any time by or on behalf of any of the Borrowers or any of their Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Borrower or such Subsidiary hereunder.

     20.  ASSIGNMENT AND PARTICIPATION; NEW LENDERS.
          -----------------------------------------

          20.1. Conditions to Assignment by Lenders. Except as provided herein,
                -----------------------------------
     each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including (x) all or a portion of its Foreign Term Loan Commitment Percentage and the same portion of the Foreign Term

     Loan owing to it and of the related Term Loan Account maintained by it and its participating interest in the risk relating to the portion of the Foreign Term Loan that is a Fronted Loan (collectively, such Lender's "Foreign Term Obligations"); (y) all or a portion of its Domestic Term Loan Commitment Percentage and the same portion of the Domestic Term Loan owing to it and of the related Term Note held by it (collectively, such Lender's "Domestic Term Obligations"), and/or (z) all or a portion of its Revolving Commitment Percentage, Revolving Multicurrency Commitment Percentage, and the same portion of the Loans (other than the Term Loans) at the time owing to it, the Revolving Credit Notes held by it, the Multicurrency Loan Accounts maintained by it and its participating interest in the risk relating to any Letters of Credit, Foreign Letters of Credit or Fronted Loans that are Multicurrency Revolving Loans (collectively, such Lender's "Revolving Obligations")); it being understood that any assignment of any applicable percentage portion of any Revolving Obligations held by any Lender must cover the same percentage portion of all Revolving Obligations held by such Lender; any assignment of any applicable percentage portion of any Domestic Term Obligations held by any Lender must cover the same percentage portion of all Domestic Term Obligations held by such Lender; and any assignment of any applicable percentage portion of any Foreign Term Obligations held by any Lender must cover the same percentage portion of all Foreign Term Obligations held by such Lender; provided that (a) unless
                                                       --------
     such assignment is to another Lender or to an affiliate of the transferor Lender, each of the Administrative Agent, the Foreign Agent, the Swing Line Lender, and the Multicurrency Swing Line Lender, the Issuing Bank, the Foreign Issuing Bank, the Fronting Bank and, so long as no Event of Default has occurred and is continuing, each of the Borrowers shall have given its prior written consent to such assignment, which consent, in the case of the Borrowers, will not be unreasonably withheld or delayed (except that in the case of an assignment solely with respect to either or both of the Term Loans, no such approval shall be required to be obtained from the Issuing Bank, the Foreign Issuing Bank, the Swing Line Lender, or the Multicurrency Swing Line Lender, and in the case of an assignment solely with respect to the Domestic Term Loan, no approval shall be required to be obtained from the Foreign Agent or the Fronting Bank), (b) prior to or concurrently with any such assignment, each Eligible Assignee shall have complied with the requirements of (S)6.2.3 hereof, (c) each such assignment shall be of a constant, and not a varying or indeterminate, percentage of all the assigning Lender's rights and obligations in respect of the Revolving Credit Loans, Revolving Multicurrency Loans, Multicurrency Swing Line Loans, Swing Line Loans, Letters of Credit, Foreign Letters of Credit and Fronted Loans that are Revolving Multicurrency Loans (and related Commitments), or the Domestic Term Loan, or the Foreign Term Loan and the portion of the Foreign Term Loan that is a Fronted Loan, as applicable, under this Credit Agreement, subject to the requirement set forth above regarding assignments covering all Revolving Obligations, or all Domestic Term Obligations, or all Foreign Term Obligations, as the case may be, of a particular Lender, (d) unless such assignment is to another Lender or to an affiliate of the transferor Lender each assignment (if less than 100% of such Lender's then existing interests in the Obligations) shall be in an amount that is a whole multiple of $5,000,000 or a greater integral multiple of $1,000,000 in excess thereof, (e) the parties to such assignment shall execute and deliver to the Administrative Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit F hereto (an "Assignment
                                              ---------
     and Acceptance"), together with any Notes subject to such assignment, and
     (f) no Lender other than the Primary Syndication Parties (pursuant to certain arrangements made among them) shall have the right to assign any of its rights, interest or obligations hereunder or under the other Loan Documents during the Primary Syndication Period. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (ii) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Administrative Agent of the registration fee referred to in (S)20.3, be released from its obligations under this Credit Agreement. The assignor and assignee shall also provide Samsonite Europe with written notice (via registered mail) of any assignment made hereunder.

          20.2. Certain Representations and Warranties; Limitations; Covenants.
                --------------------------------------  ------------ ----------
     By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

                (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty, express or implied, and assumes and shall have no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents, the Collateral, or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage,

                (b) the assigning Lender makes no representation or warranty and assumes and shall have no responsibility with respect to the financial condition of any of the Borrowers and their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by any of the Borrowers and their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

                (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in (S)8.4 and (S)9.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

                (d) such assignee will, independently and without reliance upon the assigning Lender, the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

                (e) such assignee represents and warrants that it is an Eligible Assignee;

                (f) such assignee appoints and authorizes each of the Agents to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to such Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

                (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Lender;

                (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; and

                (i) such assignee acknowledges that it has made arrangements with the assigning Lender satisfactory to such assignee with respect to its applicable pro rata share (if any) of Letter of Credit Fees and
                            --- ----
          Foreign Letter of Credit Fees in
          respect of outstanding Letters of Credit and Foreign Letters of Credit.

          20.3. Register. The Administrative Agent shall maintain a copy of each
                --------
     Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Revolving Commitment Percentage, Revolving Multicurrency Commitment Percentage, Foreign Term Loan Commitment Percentage or, as applicable, Domestic Term Loan Commitment Percentage of, and the principal amount of the Loans owing to, the risk participation in any Fronted Loans, Letter of Credit Participations and Foreign Letter of Credit Participations purchased by, the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Agents and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrowers and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Administrative Agent a registration fee in the sum of $3,500, provided,
                                                                       --------
     that the Administrative Agent shall have the right to waive such fee.

          20.4. New Notes. Upon its receipt of an Assignment and Acceptance
                ---------
     executed by the parties to such assignment, together with each Note subject to such assignment, the Administrative Agent shall (a) record the information contained therein in the Register, (b) revise Schedule 1 to
                                                               ----------
     reflect appropriately such assignment and such Register notation, and (c) give prompt notice thereof and distribute a copy of such revised Schedule 1
                                                                      ----------
     to the Borrowers and the Lenders (other than, if the assigning Lender will no longer be a Lender, the assigning Lender). Within five (5) Business Days after receipt of such notice, the Borrowers, at their own expense, shall execute and deliver to the Administrative Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder evidenced by a Note, a new Note to the order of the assigning Lender in an amount equal to the amounts retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes. The surrendered Notes shall be cancelled and returned to the Borrowers.

          20.5. Participations. Each Lender may sell participations to one or
                --------------
     more banks or other entities in all or a portion of such Lender's rights and obligations (whether in respect of its Term Obligations or its Revolving Obligations) under this Credit Agreement and the other Loan Documents; provided that (a) each such participation shall be in an amount
                --------
     of not less than $5,000,000, (b) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrowers and (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Lender as it relates to such participant, reduce the amount of any Commitment Fees, Letter of Credit Fees or Foreign Letter of Credit Fees to which such participant is entitled, or extend, or change the applicable amount due on, any regularly scheduled or otherwise required payment date for principal, interest or fees in which such participant is to participate.

          20.6. Disclosure. Each of the Borrowers agrees that in addition to
                ----------
     disclosures made in accordance with standard and customary banking practices any Lender may disclose information obtained by such Lender pursuant to this Credit Agreement to assignees or participants and potential assignees or participants hereunder and to the counterparties in any applicable related swap transaction; provided that such assignees or
                                              --------
     participants or potential assignees or participants or counterparties shall agree (a) to treat in confidence such information unless such information otherwise becomes public knowledge, (b) not to disclose such information to a third party, except as required by law or legal process and (c) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

          20.7. Assignee or Participant Affiliated with the Borrowers. If
                -----------------------------------------------------
     (notwithstanding the restrictions provided for in the definition of Eligible Assignee) any assignee Lender or New Lender is a Borrower or an Affiliate of any of the Borrowers, then any such assignee Lender or New Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Agents pursuant to
     (S)14.1 or (S)14.2, and the determination of the Majority Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Lender's or New Lender's interest in any of the Loans, Reimbursement Obligations or Foreign Reimbursement Obligations. If any Lender sells to a participant a participating interest in any of the Loans, Reimbursement Obligations, Foreign Reimbursement Obligations or other obligations with respect to Letters of Credit or Foreign Letters of Credit, and such participant is any of the Borrowers or an Affiliate of any of the Borrowers, then such transferor Lender shall promptly notify the Administrative Agent of the sale of such participation. A transferor Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to any of the Agents pursuant to (S)14.1 or (S)14.2 to the extent that such participation is beneficially owned by such Borrower or any Affiliate of such Borrower, and the determination of the Majority Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Lender in the Loans, Reimbursement Obligations, Foreign Reimbursement Obligations, Letters of Credit or Foreign Letters of Credit to the extent of such participation.

          20.8.  Miscellaneous Assignment Provisions. Any assigning Lender shall
                 -----------------------------------
     retain its rights to be indemnified pursuant to (S)18 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Lender is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrowers and the Administrative Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. If any Reference Bank transfers all of its interest, rights and obligations under this Credit Agreement, the Administrative Agent shall, in consultation with the Borrowers and with the consent of the Borrowers (not to be unreasonably withheld or delayed by the Borrowers) and the Majority Lenders, appoint another Lender to act as a Reference Bank hereunder. Anything contained in this (S)20 to the contrary notwithstanding, any Lender may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under (S)4 of the Federal Reserve Act, 12 U.S.C. (S)341. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

          20.9.  Assignment by Borrowers. The Borrowers shall not assign or
                 -----------------------
     transfer any of their rights or obligations under any of the Loan Documents without the prior written consent of each of the Lenders.

          20.10. Belgian Share Pledge Registration. In connection with each
                 ---------------------------------
     Assignment and Acceptance, and each Instrument of Adherence, concurrently with the effectiveness thereof, Samsonite Europe shall take all such actions as shall be necessary or advisable to register the names of any new or additional Lender as a secured party and pledgee as to the Belgian Pledge Agreement in the appropriate share registry of Samsonite Europe in accordance with the terms of the Belgian Pledge Agreement.

          20.11. Sharing of Information with Section 20 Subsidiary. Each of the
                 -------------------------------------------------
     Borrowers acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to one or more of the Borrowers and/or their Subsidiaries in connection with this Credit Agreement or otherwise, by a Section 20 Subsidiary. Each of the Borrowers, for itself and each of its Subsidiaries, hereby authorizes (i) such Section 20 Subsidiary to share with the Agents and each Lender any information delivered to such Section 20 Subsidiary by any of the Borrowers and/or their Subsidiaries, and (ii) the Agents and each Lender to share with such Section Subsidiary any information delivered to the Agents or such Lender by any of the Borrowers and/or their Subsidiaries pursuant to this Credit Agreement, or in connection with the decision of such Lender to enter into this Credit Agreement, it being understood, in each case, that any such Section Subsidiary receiving such information shall be bound by the confidentiality provisions of this Credit Agreement. Such authorization shall survive the payment and satisfaction in full of all Obligations.

          20.12. New Lenders. Upon joint written request from time to time after
                 -----------
     the Closing Date by the Company and the applicable New Lender (as defined below) to the Administrative Agent (an "Additional Commitment Request"), any Person who would then qualify as an Eligible Assignee hereunder may, prior to the Revolving Credit Loan Maturity Date, join this Agreement as an additional Lender with Commitments (such Person, which may for the purposes of this (S)20.12 be an existing Lender, being herein referred to (with respect to its Additional Commitment Request) as the "New Lender") and be entitled to all the rights and interests, and obligated to perform all of the obligations and duties of, a Lender with respect to a specified additional amount of Commitments hereunder, provided that (a) no Additional
                                                 --------
     Commitment Request may be given unless the Additional Commitment Conditions are satisfied, (b) the New Lender, the Administrative Agent, and the Borrowers shall have executed and delivered an instrument of adherence (the "Instrument of Adherence") in form and substance reasonably satisfactory to the New Lender, the Administrative Agent and the Company pursuant to which such New Lender shall agree to be bound as a Lender (as to the applicable Additional Commitment Amounts and corresponding Commitments) by the terms and conditions hereof and the other Loan Documents, and to make Revolving Credit Loans and (to the extent such New Lender is a Multicurrency Lender) Revolving Multicurrency Loans to the Borrowers (or to purchase risk participations from the Fronting Bank for Fronted Loans that are Revolving Multicurrency Loans made to Samsonite Europe, if such New Lender is not a Multicurrency Lender, pursuant to (S)6.11.2 hereof), and to participate in the issuance, extension, and renewal of Letters of Credit and Foreign Letters of Credit, all in accordance with this Agreement, and which Instrument of Adherence shall specify the maximum amount of additional Revolving Commitments and Revolving Multicurrency Commitments that such New Lender agrees to provide hereunder (the "Additional Commitment Amounts") and the New Lender's address for notices, (c) the Additional Commitment Amounts provided by any New Lender must total at least $5,000,000 (in integral multiples of $1,000,000, if in excess of $5,000,000), (d) after giving effect to such Additional Commitment Amounts, the Commitments shall not exceed $150,000,000 (or, if less, the amount equal to the sum of the Commitments as in existence immediately prior to giving effect to such Additional Commitment Amounts, plus such Additional Commitment Amounts),
     (e) such New Lender and the Administrative Agent shall have received such opinions of counsel to the Borrowers, such evidence of proper corporate organization, existence, authority, and appropriate corporate proceedings with respect to the Borrowers, and such other certificates, instruments, and documents, as they shall have reasonably requested in connection with such Instrument of Adherence, (f) the Administrative Agent shall have received from the Company or the New Lender a processing fee of $3500 in connection with such Instrument of Adherence, (g) any applicable fees provided for in the Fee Letters payable at such time shall be paid to the applicable Persons entitled thereto, (h) prior to or currently with such Instrument of Adherence, each New Lender shall have complied with the requirements of (S)6.2.3 hereof, (i) unless the New Lender is also an existing Lender, each of the Administrative Agent, the Foreign Agent, the Swing Line Lenders, the Multicurrency Swing Line Lenders, the Issuing Bank, the Foreign Issuing Bank, and the Fronting Bank shall have given their prior written consent to such Instrument of Adherence, which consent is not to be unreasonably withheld or delayed, (j) an appropriate Revolving Credit Note shall be issued to the New Lender at such time in the applicable amount provided in (S)2.5, and (k) such New Lender shall have confirmed to and agreed with the Administrative Agent, for the benefit of the Agents, the Issuing Bank, the Foreign Issuing Bank, the Fronting Bank, the Swing Line Lenders, the Multicurrency Swing Line Lenders and the other Lenders, and with the Borrowers, as follows:

               (i) the Agents, the Issuing Bank, the Foreign Issuing Bank, the Fronting Bank, the Swing Line Lenders, the Multicurrency Swing Line Lenders, and the other Lenders have made no representation or warranty and shall have no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, collectibility or value of this Agreement, the other Loan Documents, any Collateral, or any other instrument or document furnished pursuant hereto;

               (ii) the Agents, the Issuing Bank, the Foreign Issuing Bank, the Fronting Bank, the Swing Line Lenders, the Multicurrency Swing Line Lenders, and the other Lenders have made no representation or warranty and shall have no responsibility with respect to the financial condition of the Borrowers and their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrowers and their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations or any of their other obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

               (iii) such New Lender confirms that it has received a copy of this Agreement, and the other Loan Documents, together with copies of the most recent financial statements referred to in (S)8.4 and (S)9.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Instrument of Adherence;

               (iv) such New Lender will, independently and without reliance upon the Agents or any other Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

               (v) such New Lender represents and warrants that it qualifies as an Eligible Assignee;

               (vi) such New Lender appoints and authorizes each of the Agents to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to such Agents by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

               (vii) such New Lender agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender having Commitments; and

               (vii) such New Lender represents and warrants that it is legally authorized to enter into such Instrument of Adherence.

          Upon the execution and delivery of an Instrument of Adherence with a New Lender effected in accordance with all of the foregoing provisions of this (S)20.12, and the occurrence of the effective date of such Instrument of Adherence, the Total Revolving Commitment and the Total Revolving Multicurrency Commitment shall be increased by the applicable Revolving Commitment and Revolving Multicurrency Commitment comprising the relevant Additional Commitment Amounts, and the Revolving Commitment Percentage and Revolving Multicurrency Commitment Percentage of each Lender having Commitments shall be recalculated by the Administrative Agent, such that (A) the Revolving Commitment Percentage of each Lender having non-zero Commitments shall be recalculated so as to equal the quotient of the amount of such Lender's Revolving Commitment divided by the resulting Total Revolving Commitment after giving effect to the addition of the Revolving Commitment of the New Lender, and (B) the Revolving Multicurrency Commitment Percentage of each Lender having non-zero Commitments shall be recalculated so as to equal the quotient of the amount of such Lender's Revolving Multicurrency Commitment divided by the resulting Total Revolving Multicurrency Commitment after giving effect to the addition of the Revolving Multicurrency Commitment of the New Lender. Promptly thereafter, the Administrative Agent shall prepare a revised Schedule 1 to this
                                                      ----------
     Agreement which sets forth the respective Commitments of the New Lender and the other Lenders and the Revolving Commitment Percentages and Revolving Multicurrency Commitment Percentages of each of the Lenders, and the revised Total Revolving Commitment and Total Revolving Multicurrency Commitment after giving effect to the Commitments of the New Lender, and all references in this Agreement to Schedule 1 shall, thereafter, refer to
                                         ----------
     Schedule 1 as revised in accordance with the provisions of this (S)20.12.
     ----------
     Promptly thereafter, the Administrative Agent shall notify each of the Lenders of the joinder hereunder of such New Lender, the resulting increase in the Total Revolving Commitment and Total Revolving Multicurrency Commitment, the amounts of the New Lender's Commitments, each Lender's new Revolving Commitment Percentage and Revolving Multicurrency Commitment Percentage, and the Administrative Agent shall provide to each of the Agents, the Issuing Bank, the Foreign Issuing Bank, the Fronting Bank, the Swing Line Lenders, the Multicurrency Swing Line Lenders, and the other Lenders with a copy of the executed Instrument of Adherence and a copy of
     Schedule 1 reflecting the necessary adjustments, and shall also make
     ----------
     appropriate notations in the Register in accordance with (S)20.3 hereof.

          Upon the effective date of any Instrument of Adherence effected in accordance with all of the foregoing provisions of this (S)20.12, the New Lender (or, with respect to Revolving Multicurrency Loans, if the New Lender is not a Multicurrency Lender, the Fronting Bank, to the extent of the payments under this paragraph to be made in respect of Revolving Multicurrency Loans that would otherwise be required to be made by the New Lender, in the manner set forth in (S)4.1) shall make all (if any) such payments to the other Lenders having Commitments and to the Fronting Bank as may be necessary to result in the respective Revolving Credit Loans held by such New Lender and the other Lenders having Commitments being equal to such applicable Lender's Revolving Commitment Percentage (as then in effect) of the aggregate principal amount of all Revolving Credit Loans outstanding to the Company as of such date and to result in the respective Revolving Multicurrency Loans held by such New Lender (or, if the New Lender is not a Multicurrency Lender, by the Fronting Bank for the New Lender), the Fronting Bank (as to other Non-Multicurrency Lenders having Commitments), and those Multicurrency Lenders having Commitments being equal to such applicable Lender's Revolving Multicurrency Commitment Percentage (or, as to the Fronting Bank, the Non-Multicurrency Lenders' Commitment Percentage) (in each case, as then in effect) of the aggregate principal amount of all Revolving Multicurrency Loans outstanding to Samsonite Europe as of such date. The Borrowers hereby agree that any New Lender so paying (or causing the Fronting Bank to pay) any such amount to the other Lenders and to the Fronting Bank pursuant to this (S)20.12 shall be entitled to all the rights of a Lender having Commitments hereunder in respect of such amounts and such payments to such other Lenders and to the Fronting Bank shall constitute Revolving Credit Loans and Revolving Multicurrency Loans, as applicable, held by such New Lender (or, as applicable, the Fronting Bank in the case of any such Revolving Multicurrency Loans that are Fronted Loans) hereunder and that such New Lender may, to the fullest extent permitted by law, exercise all of its right of payment (including the right of set-off) with respect to such amounts as fully as if such New Lender (or the Fronting Bank, if applicable) had initially advanced to the applicable Borrower directly the amount of such payments.

          If any such adjustment payments are made to a Lender or the Fronting Bank pursuant to this (S)20.12 at a time other than the end of an Interest Period in the case of all or any portion or portions of Revolving Credit Loans constituting Eurodollar Rate Loans or any Revolving Multicurrency Loans, the Borrowers shall pay to each of the Lenders and the Fronting Bank at the time that such payments are made pursuant to this (S)20.12 the amount that would be required to be paid by the Borrowers pursuant to
     (S)6.9 hereof had such payments been made directly by the Borrowers.

          The New Lender shall also provide Samsonite Europe with written notice (via registered mail) of the relevant Additional Commitment Amounts, and the transfers of funds among the Lenders, to the extent necessary or advisable under Belgium law to assure the rights of such New Lender under the Loan Documents with respect to Samsonite Europe.

     21. NOTICES, ETC.
         ------------

     Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications or any Foreign Letter of Credit Applications shall be in writing and shall be deemed to have been duly made or given when delivered by hand to a responsible officer for the party to which it is directed or sent, by registered or certified, first class mail, postage prepaid, three (3) Business Days after posting thereof, or, in the case of telecopied, facsimile transmission, or telexed notice, at the time of dispatch thereof, if during normal business hours on a Business Day in the country and city of receipt, or otherwise at the opening of business on the following Business Day, addressed as follows:

          (a) if to any of the Borrowers, at 11200 East 45th Avenue, Denver, Colorado 80239, Attention: Richard H. Wiley, Chief Financial Officer, and at Westerring 17, B-9700 Oudenaarde, Belgium Attention: Ms. Rita Seghers or at such other address for notice as the Company shall last have furnished in writing to the Person giving the notice;

          (b) if to the Administrative Agent, at the following addresses, or (in each case) such other address for notice as the Administrative Agent shall last have furnished in writing to the Person giving the notice:

          For notices of borrowing, payments and other administrative matters:

          Bank of America National Trust and Savings Association
          Agency Administrative Services #5596
          1850 Gateway Boulevard
          Concord, California 94520
          Attention: Josephine T. Flores
          Fax: (925) 675-8500
          Tel: (925) 675-8387

          Payment Instructions:
          ABA No.:1210-0035-8
          Account No.:12335-15380
          Ref.: Samsonite/NYC130

          For all other notices (including with respect to amendments and waivers):

          Bank of America National Trust and Savings Association
          1455 Market Street, 12th Floor
          San Francisco, California 94103
          Attention: Agency Management #10831
          Fax: (415) 436-3425
          Tel.:(415) 436-2769

          (c) if to the Fronting Bank, Foreign Agent or the Syndication Agent, as the case may be, at such Fronting Bank's, Foreign Agent's, or Syndication Agent's address set forth on Schedule 21 hereto, or such other
                                              -----------
     address for notice as such Fronting Bank, Foreign Agent or Syndication Agent shall have last furnished in writing to the Person giving the notice; and

          (d) if to any Lender, at such Lender's address set forth on Schedule 1
                                                                      -------- -
     hereto, or such other address for notice as such Lender shall have last furnished in writing to the Person giving the notice.

     22. GOVERNING LAW.
         -------------

     THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF SAID STATE OF NEW YORK, APPLICABLE TO TRANSACTIONS TO BE PERFORMED WHOLLY WITHIN SUCH STATE (WITHOUT REGARD TO THE EFFECT TO LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR THE STATE OF NEW YORK OR THE STATE OF CALIFORNIA OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN (S)21. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     23. HEADINGS.
         --------

     The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

     24. COUNTERPARTS.
         ------------

     This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     25. ENTIRE AGREEMENT, ETC.
         ---------------------

     The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in
(S)27.

     26. WAIVER OF JURY TRIAL.
         --------------------

     Each of the Borrowers, the Agents and the Lenders hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Credit Agreement, the Notes or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of which rights and obligations. Except as prohibited by law, each of the Borrowers hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Borrowers (a) certifies that no representative, Agent or attorney of any Lender or any Agent has represented, expressly or otherwise, that such Lender or such Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that the Agents and the Lenders have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

     27. CONSENTS, AMENDMENTS, WAIVERS, ETC.
         ----------------------------------

     Except as otherwise expressly provided in the Loan Documents, any consent or approval required or permitted by this Credit Agreement to be given by all of the Lenders may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrowers or any of their Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrowers and the written consent of the Majority Lenders.

     Notwithstanding the foregoing,

          (a) the release of any security interest or lien as to Collateral constituting all or substantially all of the Collateral (and any consent to the disposition of Collateral constituting all or substantially all of the Collateral) (except if the release or disposition of such Collateral is permitted or provided for in the provisions of (S)10.5.2 hereof or elsewhere in the Loan Documents), shall require the written consent of all of the Lenders, provided that any such agreement that provides for or
                     --------
     consents to the PBGC having an equal and ratable security interest in certain of the Collateral as (and to the extent) contemplated by the PBGC Letter (as such letter may be amended from time to time in a manner permitted by this Agreement) and any documents executed in connection therewith, shall require only the written consent of the Administrative Agent (and not of any of the Lenders);

          (b) except as set forth elsewhere in this (S)27 and in (S)20.12, the amount of the Loans, Unpaid Reimbursement Obligations and Foreign Unpaid Reimbursement Obligations, the provisions of (S)6.3.2, the regularly scheduled or otherwise required payment dates for any amounts owing under the Loan Documents to the Lenders, the amounts scheduled or otherwise required to be due on any such date (other than the application of proceeds pursuant to an Asset Sale or other asset disposition pursuant to (S)10.5.2 (or Insurance Event pursuant to (S)9.7.2) and (S)3.3.3 hereof, or with respect to Debt Issuances pursuant to (S)3.3.3), and the scheduled tenor or term of the Loans or the Notes (except, with respect to each of the foregoing, as otherwise provided below in this clause (b) or in clause (f) of this (S)27) may not be changed without the written consent of the Borrowers and the written consent of all of the Lenders; and the Commitments of any Lender may not be increased (or decreased except in connection with a pro rata reduction of the Revolving Commitments and/or
                       --- ----
     Revolving Multicurrency Commitments of the Lenders in accordance with the terms hereof, or pursuant to and in accordance with the provisions of
     (S)20.1 hereof) or extended without the written consent of such Lender; provided, however, that (and notwithstanding the foregoing), although the
     --------  -------
     Commitments of any Lender may not be increased without the written consent of such Lender, the Total Revolving Commitment and the Total Revolving Multicurrency Commitment (and the resulting amounts of Revolving Credit Loans and Revolving Multicurrency Loans) may be increased with the written consent of the Borrowers and the written consent of the Majority Lenders (or, if the increase of the Total Revolving Commitment and the Total Multicurrency Commitment does not result in the sum thereof exceeding $150,000,000, pursuant to and in accordance with the provisions of (S)20.12 hereof);

          (c) the rate of interest on the Notes and Loans (other than interest accruing pursuant to (S)6.10 following the effective date of any waiver by the Majority Lenders, or, as applicable, all of the Lenders, of the Default or Event of Default relating thereto), the amount of the Commitment Fees, the Fronting Fees, the Risk Participation Fees, the Letter of Credit Fees or the Foreign Letter of Credit Fees hereunder may not be reduced without the written consent of the Borrowers and the written consent of all of the Lenders adversely affected thereby, and of each of the Fronting Bank, the Issuing Bank, the Foreign Issuing Bank, the Swing Line Lender, the Multicurrency Swing Line Lender, the Foreign Agent, the Administrative Agent, and the Syndication Agent who are entitled to receive the fee or interest that is proposed to be reduced;

          (d) the provisions hereof governing the application of proceeds of collection or of Collateral received hereunder (other than the application of proceeds pursuant to an Asset Sale or other asset disposition pursuant to (S)10.5.2 (or Insurance Event pursuant to (S)9.7.2) and (S)3.3.3 hereof), this (S)27, the definitions of the terms Total Percentage, Majority Lenders, and, except as provided elsewhere in this (S)27, any provision of the Loan Documents requiring the approval, direction, or consent of a specified number or percentage of the Lenders (or of the holders of a specified type, percentage or amount of Obligations or lending commitments) may not be amended, and the monetary obligations under the Loan Documents of the Borrowers may not be waived or released, without the written consent of all of the Lenders;

          (e) the provisions of (S)3.3.3 hereof may not be amended or waived without the written consent of (i) the Majority Domestic Term Loan Lenders, in the case of an amendment or waiver directly and adversely affecting the Lenders holding the Domestic Term Loan; (ii) the Majority Foreign Term Loan Lenders, in the case of an amendment or waiver directly and adversely affecting the Lenders holding the Foreign Term Loan; and (iii) the Majority Revolving Lenders, in the case of an amendment or waiver directly and adversely affecting the Lenders having Commitments under this Agreement; the definition of Majority Revolving Lenders may not be amended without the consent of all Lenders having Commitments; the definition of Majority Domestic Term Loan Lenders may not be amended without the consent of all Lenders holding portions of the Domestic Term Loan; and the definition of Majority Foreign Term Loan Lenders may not be amended without the consent of all Lenders holding portions of the Foreign Term Loan (or a risk participation in the portion thereof that is a Fronted Loan);

          (f) the scheduled or otherwise required payment dates for any principal, interest, fees or other amounts owing under the Loan Documents to the Lenders may be extended only with the consent of both (i) the Majority Lenders and (ii) each Lender that is the holder of a Loan (or a risk participation in such Loan) as to which any such payment date is proposed to be extended;

          (g) the amount and time for payment of any Agent's Fee, Letter of Credit Fees, Foreign Letter of Credit Fees or any Fronting Fees that are payable, as the case may be, for the Administrative Agent's account, the Syndication Agent's account, the Foreign Agent's account, the Issuing Bank's account, the Foreign Issuing Bank's account, or the Fronting Bank's account, as applicable, may not be reduced or extended without the written consent of, as the case may be, the Administrative Agent, the Syndication Agent, the Foreign Agent, the Issuing Bank, the Foreign Issuing Bank, or the Fronting Bank entitled thereto;

          (h) no amendment, waiver or consent shall, unless in writing and signed by each Swing Line Lender, Multicurrency Swing Line Lender, Fronting Bank, Issuing Bank, Foreign Issuing Bank, Administrative Agent, Syndication Agent, or Foreign Agent, as the case may be, in addition to the Lenders required above to take such action, affect the rights or obligations of such Swing Line Lender, Multicurrency Swing Line Lender, Fronting Bank, Issuing Bank, Foreign Issuing Bank, Administrative Agent, Syndication Agent, or Foreign Agent, as the case may be, under this Credit Agreement; and

          (i) the provisions of (S)16 may not be amended without the consent of the Administrative Agent, the Syndication Agent, the Fronting Bank, and the Foreign Agent.

     No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of any Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrowers shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

     28. SEVERABILITY.
         ------------

     The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

     29. RELEASE OF COLLATERAL.
         ---------------------

     The Agents and the Lenders agree that on the date on which (a) all principal, interest, fees and expenses owing in respect of the Loans, and all Reimbursement Obligations, Foreign Reimbursement Obligations, Unpaid Reimbursement Obligations, Foreign Unpaid Reimbursement Obligations, fees and expenses owing in respect of the Letters of Credit and Foreign Letters of Credit (whether or not then due and payable) have been paid in full, in cash, (b) any other accrued monetary Obligations required to be paid to any of the Agents or the Lenders pursuant to the terms of this Credit Agreement or the other Loan Documents (whether or not then due and payable) have been paid in full, in cash,
(c) all of the Commitments shall have expired and been terminated, (d) all of the Letters of Credit and Foreign Letters of Credit shall have expired or been terminated, and (e) all lending and other credit commitments of the Lenders in respect thereof have terminated, the Administrative Agent shall, upon the written request and at the expense of the Borrowers, release its liens and security interests under the Loan Documents on the Collateral (which release, in the case of liens and security interests subject to any Collateral Agency Agreements, may be effected by appropriate modifications to such Collateral Agency Agreements or other similar documentation, having the same substantive effect, satisfactory to the Administrative Agent) and execute and deliver to the Borrowers or the Guarantors, as the case may be, all such lien discharge documents (all to be non-recourse to the Administrative Agent, the Lead Agents and the Lenders) as may be reasonably necessary to effect such release of liens. In the event of the permitted disposition of any assets, or the stock of any Subsidiaries, pursuant to and in accordance with (S)10.5.2 hereof, the Administrative Agent shall release only its security interest and liens on, as the case may be, such permitted disposed assets, the Guarantee (if any) of such permitted disposed Subsidiary (and the security interest and liens (if any) of the Administrative Agent on the assets of such disposed Subsidiary securing any such released Guarantee), all at the expense of the Borrowers.

     30. TRANSITIONAL ARRANGEMENTS.
         -------------------------

          30.1. PRIOR CREDIT AGREEMENT SUPERSEDED. This Credit Agreement shall
                ---------------------------------
on the Closing Date supersede the Prior Credit Agreement in its entirety, except as provided in this (S)30. On the Closing Date, the rights and obligations of the parties evidenced by the Prior Credit Agreement shall be evidenced by this Credit Agreement and the other Loan Documents, the "Loans" as defined in the Prior Credit Agreement shall be paid in full by the Company (together with any amounts payable pursuant to (S)6.9 of the Prior Credit Agreement) and may be reborrowed in accordance with the terms and conditions hereof. All Existing Letters of Credit and Existing Foreign Letters of Credit shall, for purposes of this Credit Agreement, be Letters of Credit and Foreign Letters of Credit, as applicable, hereunder.

          30.2. Return of Notes. As soon as reasonably practicable after its
                ---------------
     receipt, on the Closing Date, of its Notes hereunder and payment in full of any "Obligations" owed to it under the Prior Credit Agreement (some or all of which may be paid with the proceeds of Loans made in accordance with the terms and conditions hereof), each of the Lenders that was, immediately prior to the Closing Date, a party to the Prior Credit Agreement will promptly return to the Company any promissory notes of the Company that may be held by such Lender pursuant to the Prior Credit Agreement. In addition, BKB will request that any "Lender" under the Prior Credit Agreement which is not a Lender hereunder promptly return to the Company any promissory notes of the Company held by such Person pursuant to the Prior Credit Agreement upon receipt by it of payment of all "Obligations" owed to it under the Prior Credit Agreement.

          30.3. Interest and Fees Under Superseded Agreement. All interest and
                --------------------------------------------
     fees and expenses, if any, owing or accruing under or in respect of the Prior Credit Agreement through the Closing Date, including any amounts payable pursuant to (S)6.9 of the Prior Credit Agreement, shall be calculated as of the Closing Date (prorated in the case of any fractional periods), and shall be paid on the Closing Date. Commencing on the Closing Date, the Commitment Fees shall be payable by the Borrowers to the Administrative Agent for the account of the Lenders, in accordance with
     (S)2.3 and (S)4.3.

     IN WITNESS WHEREOF, the undersigned have duly executed this Second Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement as of the date first set forth above.

                              SAMSONITE CORPORATION

                              By:_____________________________
                                  Thomas R. Sandler
                                  President  Samsonite
                                  The Americas, Secretary
                                  and Senior Vice President

                              SAMSONITE EUROPE N.V.

                              By:_____________________________
                                  Thomas R. Sandler
                                  Director

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Administrative Agent

                              By:________________________________________
                                  Name:
                                  Title:

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Lender (including its capacity as Issuing Bank)

                              By:________________________________________
                                  Name:
                                  Title:

                              BANKBOSTON, N.A., individually
                              and as Syndication Agent


                              By:________________________________________
                                  Name:
                                  Title:

                              GENERALE BANK N.V., individually
                              and as Foreign Agent, as Foreign
                              Issuing Bank and as Fronting Bank


                              By:________________________________________
                                  Name:
                                  Title:

                              By:________________________________________
                                  Name:
                                  Title:

                              CANADIAN IMPERIAL BANK OF
                              COMMERCE, as Documentation Agent

                              By:________________________________________
                                  Name:
                                  Title:

                              CIBC INC., as Lender

                              By:________________________________________
                                  Name:
                                  Title: